Exhibit 99.1

Execution Copy

FIELDSTONE MORTGAGE INVESTMENT CORPORATION,

AS PURCHASER,

FIELDSTONE INVESTMENT CORPORATION,

AS SELLER,

AND

FIELDSTONE INVESTMENT FUNDING, LLC,

AS TRANSFEROR

MORTGAGE LOAN PURCHASE AGREEMENT

DATED AS OF JULY 1, 2005

ADJUSTABLE AND FIXED RATE MORTGAGE LOANS

i

ii

MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated as of July 1, 2005, between FIELDSTONE INVESTMENT CORPORATION (the “Seller”), FIELDSTONE INVESTMENT FUNDING, LLC (the “Transferor”) and FIELDSTONE MORTGAGE INVESTMENT CORPORATION (the “Purchaser” or the “Depositor”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of certain of the notes or other evidence of indebtedness (the “FIC Mortgage Notes”) so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the “FIC Mortgage Loans”);

WHEREAS, the Seller as of the date hereof owns the mortgages (the “FIC Mortgages”) on the properties (the “FIC Mortgaged Properties”) securing such FIC Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the FIC Mortgage Loans or the FIC Mortgaged Properties or the obligors on the FIC Mortgage Loans;

WHEREAS, the Seller previously sold certain of the notes or other evidence of indebtedness (the “FIF Mortgage Notes,” and together with the FIC Mortgage Notes, the “Mortgage Notes”) so indicated on Schedule I hereto referred to below, and Related Documents (as defined below)  (collectively, the “FIF Mortgage Loans,” and together with the FIC Mortgage Loans, the “Mortgage Loans”) and Related Documents to the Transferor, a wholly-owned subsidiary of the Seller;

WHEREAS, the Transferor as of the date hereof owns the mortgages (the “FIF Mortgages,” and together with the FIC Mortgages, the “Mortgages”) on the properties (the “FIF Mortgaged Properties,” and together with the FIC Mortgaged Properties, the “Mortgaged Properties”) securing such FIF Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the FIF Mortgage Loans or the FIF Mortgaged Properties or the obligors on the FIF Mortgage Loans;

WHEREAS, the parties hereto desire that each of the Seller and the Transferor sell the related Mortgage Loans to the Purchaser pursuant to the terms of this Agreement;

WHEREAS, the consummation of the sale of the FIF Mortgage Loans by FIF to the Purchaser in accordance with the terms herein redounds to benefit of the Seller, the Seller intends to provide certain representations and warranties regarding the characteristics of the FIF Mortgage Loans as further described herein;

WHEREAS, the Purchaser will assign to Fieldstone Mortgage Investment Trust, Series 2005-2 (the “Trust” or the “Issuer”) all of its rights against each of the Seller and the Transferor pursuant to this Agreement as described herein pursuant to the terms of a Transfer and Servicing Agreement dated as of July 1, 2005 (the “Transfer and Servicing Agreement”) among the Purchaser, the Trust, Wells Fargo Bank, N.A., as master servicer and trust administrator, HSBC Bank USA, as indenture trustee, Fieldstone Servicing Corp., as servicer, the Seller, and JPMorgan Chase Bank, National Association, as subservicer;

WHEREAS, the Trust will pledge to the Indenture Trustee all of its rights against each of the Seller and the Transferor pursuant to this Agreement and the Transfer and Servicing Agreement as described herein and therein, respectively, pursuant to the terms of an Indenture dated as of July 1, 2005 (the “Indenture”) among the Trust, the Trust Administrator and the Indenture Trustee;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.                             Definitions.  All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Transfer and Servicing Agreement.

ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

Section 2.01.                             Sale of Mortgage Loans.

(a)                                  The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the FIC Mortgage Loans), to and under the following, whether now existing or hereafter acquired and wherever located: (i) the FIC Mortgage Loans, including the related Cut-off Date Balance, all payments in respect of the FIC Mortgage Loans received after the Cut-off Date (exclusive of payments in respect of principal and interest on the delinquent FIC Mortgage Loans due prior to the Cut-off Date and received thereafter); (ii) property which secured an FIC Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the FIC Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with an FIC Mortgage Loan; and (v) all proceeds of the foregoing.

(b)                                 The Transferor, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the FIF Mortgage Loans), to and under the following, whether now existing or hereafter acquired and wherever located: (i) the FIF Mortgage Loans, including the related Cut-off Date Balance, all payments in respect of the FIF Mortgage Loans received after the Cut-off Date (exclusive of payments in respect of principal and interest on the delinquent FIF Mortgage Loans due prior to the Cut-off Date and received thereafter); (ii) property which secured an FIF Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the FIF Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with an FIF Mortgage Loan; and (v) all proceeds of the foregoing.

Section 2.02.                             Obligations of Seller and Transferor Upon Sale.  In connection with any transfer pursuant to Section 2.01 hereof, each of the Seller and the Transferor further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records, other than for accounting and federal income tax purposes, that the related Mortgage Loans have been sold to the Owner Trustee, as assignee of the Purchaser pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-off Date, (i) its account number and (ii) the Cut-off Date Balance.  The file prepared by or on behalf of the Seller and the Transferor shall also be marked as Schedule I to this Agreement is hereby incorporated into and made a part of this Agreement.

In connection with any conveyance by the Seller and the Transferor, the Seller or the Transferor, as applicable, shall on behalf of the Purchaser, the Depositor and the Issuer deliver to, and deposit with the Custodian, as custodian on behalf of the Indenture Trustee, as assignee of the Purchaser, on or before the Closing Date (except as noted below) the documents or instruments with respect to each related Mortgage Loan (collectively, the “Mortgage File” or, other than the Mortgage Note, the “Related Documents”) listed in Section 2.01(b) of the Transfer and Servicing Agreement.

The parties hereto intend that each transaction set forth herein is a sale for all purposes other than accounting and federal income tax purposes by each of the Seller and the Transferor to the Purchaser of all the Seller’s and the Transferor’s right, title and interest in and to the Mortgage Loans and other property described above.  In the event any of the transactions set forth herein is deemed not to be a sale, (i) the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the FIC Mortgage Loans and the Related Documents and other property described above, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law and (ii) the Transferor hereby grants to the Purchaser a security interest in all of the Transferor’s right, title and interest in, to and under the FIF Mortgage Loans and the Related Documents and other property described above, whether now existing or hereafter created, to secure all of the Transferor’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law .  The parties hereto intend that for federal income tax purposes the transactions set forth herein be treated not as a sale, but as though (i) the Seller retained the tax ownership of the FIC Mortgage Loans through the Trust as a disregarded entity with the Seller as the borrower under the Notes and (ii) the Transferor retained the tax ownership of the FIF Mortgage Loans through the Trust as a disregarded entity with the Transferor as the borrower under the Notes .

Section 2.03.                             Payment of Purchase Price for the Mortgage Loans.  In consideration of the sale of the FIC Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $265,888,685.94 (the “FIC Purchase Price”). In consideration of the sale of the FIF Mortgage Loans from the Transferor to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Transferor on the Closing Date by transfer of immediately available funds, an amount equal to $459,210,151.06 (the “FIF Purchase Price,” and together with the FIC Purchase Price, the “Purchase Price”).  The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Notes, including, without limitation, printing fees incurred in connection with the prospectus relating to the Notes, blue sky registration fees and expenses, fees and expenses of Counsel to the Issuer, fees of the rating agencies requested to rate the Notes, accountant’s fees and expenses, Custodian fees, loan level due diligence fees, the fees and expenses of the Indenture Trustee and the Owner Trustee and other out-of-pocket costs, if any.

ARTICLE III
REPRESENTATIONS AND WARRANTIES;
REMEDIES FOR BREACH

Section 3.01.                             Representations and Warranties of the Seller and the Transferor.

(a)                                  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)                                     the Seller is a Maryland corporation, duly organized validly existing and in good standing under the laws of the State of Maryland, and has the corporate power to own its assets and to transact the business in which it is currently engaged.  The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

(ii)                                  the Seller has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, including the power, authority and capacity to hold and sell each FIC Mortgage Loan, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)                               the Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv)                              it is not in violation of, and the execution, delivery and performance of this Agreement by the Seller will not violate, any provision of any existing law or regulation or any order or decree of any court or any order or decree of any federal, state or municipal governmental agency applicable to the Seller or any provision of the articles of incorporation or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound;

(v)                                 no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi)                              the Seller has been organized in conformity with the requirements for qualification as a REIT and currently qualifies as a REIT; the Seller has filed an election to be treated as a REIT for federal income tax purposes; and the Seller has operated in a manner and will continue to operate in a manner that will enable it to continue to maintain its current qualification as a REIT;

(vii)                           the FIC Mortgage Loans are not being transferred by the Seller with any intent to hinder, delay or defraud any creditors of the Seller;

(viii)                        immediately prior to the delivery of each FIC Mortgage Loan, the related FIC Mortgage was held of record solely for the account of the Seller and the Seller was the owner of the related FIC Mortgage Note, in the event that it retains record title, it shall retain such record title to each FIC Mortgage, each related FIC Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser or its assignee as the owner thereof and only for the purpose of servicing or supervising the servicing of each such Mortgage Loan;

(ix)                                the consummation of the transactions contemplated by this Agreement are in the Seller’s ordinary course of business, and the transfer, assignment and conveyance of the FIC Mortgage Notes and the FIC Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions; and

(x)                                   the written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

It is understood and agreed that the representations and warranties set forth in this Section 3.01(a) shall survive the sale and assignment of the FIC Mortgage Loans to the Purchaser.

(b)                                 The Transferor represents and warrants to the Purchaser as of the Closing Date that:

(i)                                     the Transferor is a limited liability company, duly organized validly existing and in good standing under the laws of the State of Delaware, and has the entity power to own its assets and to transact the business in which it is currently engaged.  The Transferor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Transferor;

(ii)                                  the Transferor has the entity power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, including the power, authority and capacity to hold and sell each FIF Mortgage Loan, and has taken all necessary entity action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Transferor enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)                               the Transferor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv)                              it is not in violation of, and the execution, delivery and performance of this Agreement by the Transferor will not violate, any provision of any existing law or regulation or any order or decree of any court or any order or decree of any federal, state or municipal governmental agency applicable to the Transferor or any provision of the limited liability company agreement of the Transferor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Transferor is a party or by which the Transferor may be bound;

(v)                                 no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Transferor threatened, against the Transferor or any of its properties or with respect to this Agreement which in the opinion of the Transferor has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;

(vi)                              the FIF Mortgage Loans are not being transferred by the Transferor with any intent to hinder, delay or defraud any creditors of the Transferor;

(vii)                           immediately prior to the delivery of each FIF Mortgage Loan, the related FIF Mortgage was held of record solely for the account of the Transferor and the Transferor was the owner of the related FIF Mortgage Note, in the event that it retains record title, it shall retain such record title to each FIF Mortgage, each related FIF Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser or its assignee as the owner thereof and only for the purpose of servicing or supervising the servicing of each such Mortgage Loan;

(viii)                        the consummation of the transactions contemplated by this Agreement are in the Transferor’s ordinary course of business, and the transfer, assignment and conveyance of the FIF Mortgage Notes and the FIF Mortgages by it pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions; and

(ix)                                the written statements, reports and other documents prepared and furnished or to be prepared and furnished by the Transferor pursuant to this Agreement or in connection with the transactions contemplated hereby taken in the aggregate do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements contained therein not misleading.

It is understood and agreed that the representations and warranties set forth in this Section 3.01 (b) shall survive the sale and assignment of the FIF Mortgage Loans to the Purchaser.

Section 3.02.                             Seller Representations and Warranties Relating to the Mortgage Loans.  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)                                     the information set forth in the Mortgage Loan Schedule relating to the Mortgage Loans is true and correct in all material respects as of the related Cut-off Date;

(ii)                                  as of the Closing Date, the Mortgage File relating to each Mortgage Loan contains each of the documents and instruments specified to be included therein;

(iii)                               the Seller has received a written acknowledgment from the Custodian that the Custodian is acting solely as agent of the Indenture Trustee;

(iv)                              each Mortgaged Property is improved by a one- to four-family residential dwelling.  No Mortgaged Property is a mobile home.  No Mortgaged Property securing any Mortgage Loans is a manufactured home;

(v)                                 each Mortgage Loan is a closed-end mortgage loan and all amounts due under the related Mortgage Note have been advanced.  Each Mortgage Loan has an original term to maturity from the date on which the first Scheduled Payment is due of not more than 30 years.  With the exception of the Balloon Loans identified on Schedule II hereto, each mortgage note calls for a scheduled payment of principal and interest that, once it enters its amortization period, is sufficient to fully amortize the original Principal Balance of the Mortgage Loan in equal monthly installments by its maturity date;

(vi)                              each Mortgage Note in respect of a Mortgage Loan provides for level monthly payments sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date, except (i) for no more than approximately 60.77% of the Mortgage Loans (by Cut-off Date Balance) which provide for payments of interest only during the first five years of the Mortgage Loan before adjusting to a fully amortizing Mortgage Loan over the remaining term; and (ii) for no more than approximately 2.81% of the Mortgage Loans (by Cut-off Date Balance) which provide for payment of specified amounts until the final scheduled payment in respect of the Mortgage Loans of the unamortized principal balance on the final scheduled payment date in a balloon payment.

(vii)                           each lien that attached to a Mortgage Loan immediately prior to the transfer and assignment contemplated in this Agreement has been released and immediately prior to the transfer and assignment contemplated in this Agreement, the Seller held good, marketable and indefeasible title to, and was the sole owner and holder of, each Mortgage Loan subject to no liens; the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment therein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser;

(viii)                        the Mortgage Notes constitute “instruments” within the meaning of the New York UCC;

(ix)                                the Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Purchaser under this Agreement.  The Seller is not aware of any judgment or tax lien filings against it;

(x)                                   except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance; provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement;

(xi)                                each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and (a) the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission and (b) no Mortgagor has been released, in whole or in part, from its obligations under the related Mortgage Note;

(xii)                             each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property.  The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Indenture Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien on the property described therein and the Purchaser has full right to sell and assign the same to the Indenture Trustee;

(xiii)                          except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a “Lien”); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser (or its assignee);

(xiv)                         no Mortgage Loan was more than one calendar month delinquent as of the Cut-off Date; the Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

(xv)                            there is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

(xvi)                         no Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(xvii)                      none of the Mortgage Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either “consumer credit contracts” or “purchase money loans” as such terms are defined in 16 C.F.R. § 433.1;

(xviii)                   no Mortgagor has or will have a claim or defense against the Seller or any assignor or assignee of the Seller under any express or implied warranty with respect to goods or services provided in connection with any Mortgage Loan;

(xix)                           the Mortgage, the Mortgage Note and the other Related Documents contain the entire agreement of the parties and all obligations of the Seller under the related Mortgage Loan, and no other agreement defines, modifies or expands the obligations of the Seller under the Mortgage Loan;

(xx)                              there is no mechanics’ lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in Section 3.02(xxii) below;

(xxi)                           each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable local, state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending, disclosure laws and predatory and abusive lending laws;

(xxii)                        with respect to each Mortgage Loan, either (a) a lender’s title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee’s interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in Section 3.02(xii) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date or (b) an attorney’s opinion of title was prepared in connection with the origination of such Mortgage Loan;

(xxiii)                     the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies”;

(xxiv)                    a flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies”, if and to the extent required by such Section of the Transfer and Servicing Agreement;

(xxv)                       each Mortgage Note and the related Mortgage are genuine, and each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed.  The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

(xxvi)                    no more than approximately 0.52% of the Mortgage Loans (by the Cut-off Date Balance) are secured by Mortgaged Properties located within any single zip code area;

(xxvii)                 the terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument included in the related Mortgage File which has been recorded or is in the process of being recorded, if necessary to protect the interests of the Noteholders and which has been or will be delivered to the Indenture Trustee.  The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any.  Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, except as provided in Section 2.02 hereof, are in the process of being recorded;

(xxviii)              except as provided in subclause (xiv) above, there are no defaults in complying with the terms of the Mortgage, and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid.  The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(xxix)                      there is no proceeding pending or, to the Seller’s knowledge, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(xxx)                         all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(xxxi)                      no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

(xxxii)                   the proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder.  Any and all requirements as to completion of any on-site or off site improvements and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

(xxxiii)                each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in certain circumstances, additional real estate collateral;

(xxxiv)               no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994;

(xxxv)                  there is no obligation on the part of the Seller or any other party to make payments in respect of a Mortgage Loan, in addition to those made by the Mortgagor;

(xxxvi)               with respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders to the indenture trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxxvii)            no Mortgage Loan contains (i) provisions pursuant to which Scheduled Payments are (A) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor or (B) paid by any source other than the Mortgagor or (ii) contains any other similar provisions which may constitute a “buydown” provision.  No Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

(xxxviii)         each Mortgage Loan bears interest at its Mortgage Rate.  Each Mortgage Note is payable in Scheduled Payments on the first day of each month or such other day of each month as may be specified in the Mortgage Loan Schedule.  Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.  No Mortgage Loan provides for negative amortization;

(xxxix)                 all parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the

Mortgaged Property is located, and (b)(1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks having principal offices in such state, or (4) not doing business in such state so as to require qualification or licensing;

(xl)                                the Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

(xli)                             any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate (which may be subject to adjustment) and single repayment term reflected on the related Mortgage Loan Schedule.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.  The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

(xlii)                          the Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial or non-judicial foreclosure. Since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  To the best of Seller’s knowledge, there is no homestead or other exemption available to the Mortgagor, which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  The Mortgagor has not notified the Seller and neither the Seller nor the Servicer has any knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

(xliii)                       except as provided in subclause (xiv), there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

(xliv)                      all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

(xlv)                         all amounts received after the Cut-off Date with respect to the Mortgage Loans to which neither the Seller nor the Transferor is entitled will be deposited into the Collection Account as of the Closing Date;

(xlvi)                      all of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement; no less than approximately

65.74% and approximately 32.45% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s full documentation origination programs (including the “24 month bank statements” program); no more than approximately 6.27% and approximately 8.81% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s reduced documentation origination programs; and no more than approximately 27.99% and approximately 58.74% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), were originated pursuant to the Seller’s stated income verification program;

(xlvii)                   each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially the form approved by FNMA or FHLMC or one of the forms attached as an exhibit to the Transfer and Servicing Agreement;

(xlviii)                the Mortgage Loans were not selected by the Seller or the Transferor, as the case may be, for inclusion in the Trust on any basis intended to adversely affect the Trust;

(xlix)                        all appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either FNMA or FHLMC in connection with each Mortgaged Property;

(l)                                     each hazard insurance policy required to be maintained under the Section of the Transfer and Servicing Agreement entitled “Standard Hazard and Flood Insurance Policies” with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

(li)                                  each Mortgage Loan was (i) originated by the Seller or an affiliate of the Seller, or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Seller directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Seller’s underwriting guidelines, (b) the Seller approved the Mortgage Loan prior to funding and (c) the Seller provided the funds used to originate the Mortgage Loan and acquired the Mortgage Loan on the date of origination thereof;

(lii)                               the Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae or Freddie Mac;

(liii)                            in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except, in connection with a trustee’s sale after default by the Mortgagor;

(liv)                           each Mortgaged Property is located in the state identified on the related Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development.  With respect to each Cut-off Date Loan Group Principal Balance (a) no more than approximately 8.32% and approximately 9.03% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), are secured by real property improved by two- to four-family or multifamily dwellings;

(lv)                              no Mortgage Loan had a Loan-to-Value Ratio at the time of origination of more than 100%;

(lvi)                           no more than approximately 4.70% and approximately 0.99% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-off Date Loan Group Principal Balance), are secured by Mortgaged Properties that are investment properties;

(lvii)                        the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.1(viii);

(lviii)                     each Mortgage Loan was originated on or after November 30, 2004;

(lix)                             the Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the Seller’s creditors;

(lx)                                to the best of the Seller’s knowledge, no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under applicable law;

(lxi)                             less than approximately 0.39% of the Mortgaged Properties are secured by a leasehold estate, the remaining term of such lease is at least five (5) years greater than the remaining term of the related Mortgage Note;

(lxii)                          there do not exist any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can be reasonably expected to materially adversely affect the value or marketability of the Mortgage Loan;

(lxiii)                       each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans.  Upon delivery of an Assignment of Mortgage to the Indenture Trustee, such assignment is in recordable form for the applicable jurisdiction where the related Mortgaged Property is located;

(lxiv)                      no Mortgage Loan is a construction loan;

(lxv)                         the Seller is in possession of a complete Mortgage File, except those documents delivered as directed by the Purchaser, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

(lxvi)                      no Mortgaged Property was, as of the Closing Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

(lxvii)                   to the best of the Seller’s knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities;

(lxviii)                the Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation.  The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue;

(lxix)                        none of the Mortgage Loans is subject to a bankruptcy plan;

(lxx)                           the collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the nonconforming mortgage servicing business. The Mortgage Loans have been serviced in accordance with the terms of the Mortgage Notes and applicable law.  With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control with, the Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note;

(lxxi)                        the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Purchaser pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

(lxxii)                     no Mortgage Loans which are secured in property located within the State of Georgia are “high-cost loans” as defined by the Georgia Fair Lending Act of 2002 or any other applicable predatory and abusive lending legislation;

(lxxiii)                  none of the Mortgage Notes that evidence or constitute the Mortgage Loans has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Indenture Trustee;

(lxxiv)                 no Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law; and no Mortgage Loan originated on or after November 27, 2003, is a “high cost” loan subject to the New Jersey Home Ownership Security Act of 2003;

(lxxv)                    no Mortgage Loan originated on or after January 1, 2004 is a “high-cost” loan subject to the New Mexico Home Loan Protection Act;

(lxxvi)                 with respect to the Mortgage Loans in Loan Group 1:

(A)                              No Mortgage Loan was originated on or after October 1, 2002 and before March 7, 2003 which is secured by property located in the State of Georgia and no Mortgage Loan that was originated on or after March 7, 2003, which is a “high cost home loan” as defined under the Georgia Fair Lending Act;

(B)                                The servicer for each Mortgage Loan in Loan Group 1 has fully furnished in the past (and the Seller shall cause any applicable servicer to furnish in the future), in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis;

(C)                                The Cut-off Date Balance of each such Mortgage Loan in Loan Group 1 does not exceed the maximum original loan amount limitations set forth in the Freddie Mac Seller/Servicer Guide with respect to first lien, one-to-four family residential mortgage loans;

(D)                               No Mortgage Loan in Loan Group 1 was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 USC § 1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law; and

(E)                                 With respect to any Mortgage Loan in Group 1 originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

(lxxvii)              the information set forth in the Prepayment Premium Schedule included as part of the Mortgage Loan Schedule (including the Prepayment Premium Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Premium is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law;

(lxxviii)           the Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of a refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

(lxxix)                   to the best of the Seller’s knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

(lxxx)                      except for the Mortgage Loans identified on Schedule II hereof, no Mortgage Loan has a balloon payment feature;

(lxxxi)                   to the best of the Seller’s knowledge, no statement, report or other document constituting a part of the Mortgage File contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Mortgage Loans;

(lxxxii)                no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the related Mortgage Loan;

(lxxxiii)             the Seller has no specific information that provides Seller any reason to believe that any borrower will default under a Mortgage Loan, or that foreclosure proceedings will be commenced with respect to any such Mortgage Loan, within the six months immediately following the Closing Date;

(lxxxiv)            no Mortgage Loan imposes a Prepayment Premium for a term in excess of three years;

(lxxxv)               all Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws;

(lxxxvi)            no Mortgage Loan is a “High Cost Loan” or “Covered Loan”, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS Glossary, Appendix E) and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

(lxxxvii)         no Mortgage Loan is either (a) a “high-cost home” loan as defined in the New Jersey Home Ownership Act effective November 27, 2003 (“NJHOA”) or (b) a “high cost” loan as defined in the New Mexico Home Loan Protection Act effective January 1, 2003 (“NMHLPA”), and that based on its review of the NJHOA and the NMHLPA, the Mortgage Loans will qualify under the safe harbor provisions of the NJHOA and the NMHLPA; and

(lxxxviii) No Mortgage Loan that is secured by property located in Illinois is in violation of the provisions of the Illinois Interest Act (815 Ill. Comp. Stat. 205/1 et seq.).

It is understood and agreed that the representations and warranties set forth in this Section 3.02 shall survive delivery of the respective Mortgage Files to the Indenture Trustee or the Custodian on behalf of the Indenture Trustee or its designee on behalf of the Purchaser.

Section 3.03.                             Remedies for Breach.  With respect to a breach of any representation or warranty set forth in Section 3.01 or Section 3.02 hereof that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the Seller hereby agrees to comply with the remedy provisions set forth in Section 3.03 of the Transfer and Servicing Agreement with respect thereto.  Any breach of the representation and warranty set forth in clauses (xxi), (xxxiv), (lxxii), (lxxiv), (lxxv), (lxxvi), (lxxxv), (lxxxvi), (lxxxvii) and (lxxxviii) of Section 3.02 hereto shall be deemed to materially and adversely affect the interest of the Purchaser or the Purchaser’s assignee, transferee or designee in that Mortgage Loan, notwithstanding the Seller’s lack of knowledge with respect to the substance of such representation and warranty.  With respect to the representations and warranties which are made to the best of the Seller’s knowledge, if it is discovered by the Purchaser, the Seller, the Transferor, the Underwriters, the Indenture Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser therein, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, remedies for breach will apply to such inaccuracy.  Upon discovery by the Purchaser, the Seller, the Transferor, the Underwriters, the Indenture Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties of the Seller contained in Section 3.01 or 3.02 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others.  Within 60 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust and substitute for it one or more Qualifying Substitute Mortgage Loans, in either case, in accordance with Sections 3.01, 3.02 and 3.03 of the Transfer and Servicing Agreement.

ARTICLE IV
COVENANTS OF THE SELLER AND THE TRANSFEROR

Section 4.01.                             Covenants of the Seller and the Transferor.

(a)                                  The Seller hereby covenants that, except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any FIC Mortgage Loan, or any interest therein; the Seller will notify the Indenture Trustee at the Indenture Trustee’s Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any FIC Mortgage Loan, immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the FIC Mortgage Loans against all claims of third parties claiming through or under the Seller.

(b)                                 The Transferor hereby covenants that, except for the transfer hereunder, the Transferor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any FIF Mortgage Loan, or any interest therein; the Transferor will notify the Indenture Trustee at the Indenture Trustee’s Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any FIF Mortgage Loan, immediately upon discovery thereof; and the Transferor will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the FIF Mortgage Loans against all claims of third parties claiming through or under the Transferor.

ARTICLE V
SERVICING

Section 5.01.                             Servicing.  The Seller has arranged for Wells Fargo Bank, N.A. to act as Master Servicer of the Mortgage Loans pursuant to the terms and conditions of the Transfer and Servicing Agreement and, from and after the Closing Date, for JPMorgan Chase Bank, National Association, as subservicer, to service and administer the Mortgage Loans pursuant to the terms and conditions of the Transfer and Servicing Agreement.

ARTICLE VI
INDEMNIFICATION BY THE SELLER
WITH RESPECT TO THE MORTGAGE LOANS

Section 6.01.                             Indemnification.

The Seller agrees to indemnify and to hold each of the Purchaser, the Indenture Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Indenture Trustee or any such person or entity and any Noteholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement, (ii) arising from a breach by the Seller of its representations and warranties in Article III of this Agreement or (iii) related to the origination or prior servicing of the Mortgage Loans by reason of any acts, omissions, or alleged acts or omissions of the Seller, the originator or any servicer.  The Seller shall immediately notify the Purchaser, the Indenture Trustee, and each Noteholder if a claim is made by a third party with respect to this Agreement.  The Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Indenture Trustee or any such person or entity and/or any Noteholder in respect of such claim.

ARTICLE VII
TERMINATION

Section 7.01.                             Termination.  The respective obligations and responsibilities of the Seller, the Transferor and the Purchaser created hereby shall terminate, except for the Purchaser’s and Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in that Article of the Transfer and Servicing Agreement entitled “Termination”.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

Section 8.01.                             Amendment.  This Agreement may be amended from time to time by the Seller, the Transferor and the Purchaser, by written agreement signed by the Seller, the Transferor and the Purchaser.

Section 8.02.                             Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 8.03.                             Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)                                     if to the Seller:

Fieldstone Investment Corporation
11000 Broken Land Parkway
Columbia, Maryland 21044
Attention: Chief Financial Officer

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

(ii)                                  if to the Transferor:

Fieldstone Investment Funding, LLC

11000 Broken Land Parkway

Columbia, Maryland 21044

Attention: Chief Financial Officer

(iii)                               if to the Purchaser:

Fieldstone Mortgage Investment Corporation
11000 Broken Land Parkway, Suite 600
Columbia, Maryland 21044

Attention:  President

with a copy to:

Fieldstone Mortgage Investment Corporation
Legal Department
11000 Broken Land Parkway, Suite 600
Columbia, Maryland 21044
Attention:  Legal Department

or such other address as may hereafter be furnished to the Seller or the Transferor in writing by the Purchaser.

Section 8.04.                             Severability of Provisions.  If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

Section 8.05.                             Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 8.06.                             Further Agreements.  Each of the Purchaser, the Transferor and the Seller agrees to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any series of Notes representing interests in the related Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from each of the Seller and the Transferor, each of the Seller and the Transferor will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the related Mortgage Loans.  In that connection, each of the Seller and the Transferor will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller or the Transferor as are reasonably required in connection with such transactions and the offering of securities rated by the applicable Rating Agencies.

Without limiting the foregoing, the Seller agrees to deliver to the Purchaser the following documents and opinions in connection with the issuance of the Notes on or before the Closing Date:

1.                                       one or more opinions of counsel addressed to the Purchaser, the Depositor and to any Person reasonably designated by the Purchaser, in a form reasonably acceptable to the Purchaser, from counsel to each of the Seller and the Transferor as to due incorporation or due organization, as applicable, and good standing, due authorization, execution and delivery by each of the Seller and the Transferor of this Agreement and related agreements for which either the Seller or the Transferor is a signatory; the enforceability of such documents by the Seller; and other corporate matters;

2.                                       an opinion of counsel to each of the Seller and the Transferor, addressed to the Purchaser, the Depositor and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Mortgage Loans from each of the Seller and the Transferor to the Purchaser; and

3.                                       letters from the Seller’s certified public accountants, letters, dated the date of the prospectus supplement or any other offering document relating to the Notes and satisfactory in form and substance to the Purchaser, the Depositor and to any Person designated by the Purchaser, to the effect that such accountants have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the prospectus supplement or any other offering document relating to the Notes agrees with the general accounting records of the Seller.

In addition, the Seller shall execute the Transfer and Servicing Agreement in its capacity as seller and will make the representations and warranties set forth in Article III herein to the Issuer, the Trust Administrator and the Indenture Trustee in the Transfer and Servicing Agreement as of the date of the issuance of the Notes.

Each of the Seller and the Transferor shall also cooperate with the Purchaser and its designees with respect to any transfer of Subsequent Mortgage Loans to the Purchaser as provided for in the Transfer and Servicing Agreement.  In connection with any such transfer of Subsequent Mortgage Loans, each of the Seller and the Transferor shall deliver to Purchaser and its designees (i) an executed Subsequent Transfer Agreement and (ii) an opinion of counsel to each of the Seller and the Transferor, addressed to the Purchaser, the Depositor and to any Person designated by the Purchaser, in a form acceptable to the Purchaser, addressing the characterization of the transfer of the Subsequent Mortgage Loans from each of the Seller and the Transferor to the Depositor.

Section 8.07.                             Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and that each of the Seller and the Transferor is selling, the related Mortgage Loans rather than pledging the related Mortgage Loans to secure a loan by the Purchaser to the Seller or the Transferor, respectively.  Accordingly, the parties hereto each intend to treat the transaction, other than for federal income tax and accounting purposes, as a sale by each of the Seller and the Transferor, and a purchase by the Purchaser, of the Mortgage Loans.  The parties hereto intend that for federal income tax purposes the transaction set forth herein be treated not as a sale, but as though each of the Seller and the Transferor retained the tax ownership of the Mortgage Loans through the Trust as a disregarded entity with the Seller and the Transferor as a borrower under the Notes.

Section 8.08.                             Successors and Assigns: Assignment of Purchase Agreement.  The Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Transferor, the Purchaser, the Indenture Trustee.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion.  The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of securities, the payment of principal and interest on which will be secured by the Mortgage Loans and other assets of the Trust.  As an inducement to the Purchaser to purchase the Mortgage Loans, each of the Seller and the Transferor acknowledges and consents to the assignment by the Purchaser to the Trust and the pledge by the Trust to the Indenture Trustee of all of the Purchaser’s rights against the Seller and the Transferor pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to the Trust and Indenture Trustee and to the enforcement or exercise of any right or remedy against the Seller or the Transferor pursuant to this Agreement by the Trust or the Indenture Trustee.  Such enforcement of a right or remedy by the Trust or the Indenture Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

Section 8.09.                             Survival.  The representations and warranties set forth in Sections 3.01 and 3.02 and the provisions of Article VI shall survive the purchase of the Mortgage Loans hereunder and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.  The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller or the Transferor in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

Section 8.10.                             Third Party Beneficiaries.  The Issuer, the Indenture Trustee and the Trust Administrator are the intended third-party beneficiaries of this Agreement.

IN WITNESS WHEREOF, the Seller , the Transferor and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

FIELDSTONE MORTGAGE INVESTMENT CORPORATION,
as Purchaser

By:	/s/ John C. Kendall
	Name:	John C. Kendall
	Title:	President

FIELDSTONE INVESTMENT CORPORATION,
as Seller

By:	/s/ John C. Kendall
	Name:	John C. Kendall
	Title:	President

FIELDSTONE INVESTMENT FUNDING, LLC
as Transferor

By:	/s/ Mark C. Krebs
	Name:	Mark C. Krebs
	Title:	Vice President & Treasurer

[Signature to Fieldstone 2005-2 Mortgage Loan Purchase Agreement]

STATE OF MARYLAND	)
).:ss
CITY/COUNTY OF HOWARD	)

On the 4th day of August, 2005, before me, a Notary Public in and for said State, personally appeared John Kendall, known to me to be a Sr. Vice President of Fieldstone Mortgage Investment Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Melissa Brown
Notary Public

[SEAL]

STATE OF MARYLAND	)
).:ss
CITY/COUNTY OF HOWARD	)

On the 4th day of August, 2005, before me, a Notary Public in and for said State, personally appeared John Kendall, known to me to be a Sr. Vice President of Fieldstone Investment Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Melissa Brown
Notary Public

[SEAL]

STATE OF MARYLAND	)
).:ss
CITY/COUNTY OF HOWARD	)

On the 4th day of August, 2005, before me, a Notary Public in and for said State, personally appeared Mark Krebs, known to me to be a Sr. Vice President of Fieldstone Investment Funding, LLC, the limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/Melissa Brown
Notary Public

[SEAL]

SCHEDULE I

MORTGAGE LOANS

(INCLUDING PREPAYMENT CHARGE SCHEDULES

AND PREPAYMENT CHARGE SUMMARY)

Mortgage Loan Number	Original Principal Balance	Current Principal Balance	Original Mortgage Rate	Index	First Rate Adjustment Date	Original Monthly Payment	Servicing Fee Rate	Master Serciving Fee Rate	Prepayment Penalty Term (month)	Prepayment Penalty Type	Group

595669922	149,600.00	149,600.00	6.350	6 Month LIBOR	6/1/2007	791.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
595788922	80,000.00	79,946.21	7.990	6 Month LIBOR	6/1/2008	586.46	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
595859922	211,860.00	211,860.00	7.250	6 Month LIBOR	6/1/2007	1,279.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
595865922	277,950.00	277,950.00	6.750	6 Month LIBOR	6/1/2007	1,563.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
595887922	413,910.00	413,910.00	6.700	6 Month LIBOR	5/1/2007	2,311.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
595893922	102,600.00	102,530.46	7.950	6 Month LIBOR	6/1/2008	749.27	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
595934922	244,000.00	244,000.00	6.200	6 Month LIBOR	5/1/2007	1,260.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
595995922	220,000.00	219,942.63	6.600	6 Month LIBOR	6/1/2007	1,210.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596011922	364,000.00	364,000.00	6.125	1 Year Treasury	5/1/2010	1,857.92	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596023922	302,035.00	302,035.00	6.440	6 Month LIBOR	6/1/2007	1,620.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596032922	301,000.00	300,551.99	7.500	Fixed Rate		2,104.64	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596044922	269,600.00	269,600.00	6.650	6 Month LIBOR	5/1/2007	1,494.03	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596054922	294,692.00	294,692.00	6.640	6 Month LIBOR	6/1/2007	1,630.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596058922	300,000.00	300,000.00	6.200	6 Month LIBOR	6/1/2007	1,550.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596078922	396,000.00	396,000.00	8.100	6 Month LIBOR	5/1/2007	2,673.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596093922	144,500.00	144,500.00	6.750	6 Month LIBOR	5/1/2008	812.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596100922	195,000.00	195,000.00	7.990	6 Month LIBOR	5/1/2007	1,298.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596103922	275,200.00	274,963.06	6.750	6 Month LIBOR	6/1/2007	1,784.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596109922	333,000.00	333,000.00	7.990	6 Month LIBOR	5/1/2007	2,217.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596121922	80,000.00	79,868.20	6.990	6 Month LIBOR	5/1/2008	531.71	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596125922	455,600.00	455,600.00	6.125	6 Month LIBOR	6/1/2008	2,325.46	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596146922	528,000.00	528,000.00	6.250	6 Month LIBOR	5/1/2007	2,750.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596157922	183,000.00	182,699.24	7.000	Fixed Rate		1,217.51	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596160922	385,050.00	385,050.00	6.125	6 Month LIBOR	7/1/2008	1,965.36	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596172922	313,200.00	313,200.00	6.500	6 Month LIBOR	5/1/2007	1,696.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596174922	200,000.00	200,000.00	6.750	Fixed Rate		1,297.20	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596176922	260,000.00	259,564.20	6.900	Fixed Rate		1,712.37	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596177922	260,800.00	260,800.00	6.550	6 Month LIBOR	5/1/2007	1,423.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596180922	362,450.00	362,450.00	6.500	6 Month LIBOR	6/1/2007	1,963.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596182922	90,600.00	90,559.06	9.900	Fixed Rate		788.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596195922	309,500.00	309,500.00	6.450	6 Month LIBOR	6/1/2007	1,663.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596196922	125,300.00	125,241.54	9.750	6 Month LIBOR	6/1/2007	1,076.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596204922	400,000.00	400,000.00	7.250	6 Month LIBOR	5/1/2007	2,416.67	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596210922	340,800.00	340,476.63	6.250	6 Month LIBOR	6/1/2007	2,098.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596214922	440,550.00	440,550.00	7.200	6 Month LIBOR	5/1/2007	2,643.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596230922	309,000.00	309,000.00	6.625	6 Month LIBOR	6/1/2008	1,705.94	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

596234922	87,000.00	87,000.00	8.250	6 Month LIBOR	6/1/2007	598.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596235922	285,600.00	285,600.00	6.600	1 Year Treasury	5/1/2010	1,570.80	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596243922	384,000.00	384,000.00	6.200	6 Month LIBOR	6/1/2008	1,984.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596249922	255,000.00	255,000.00	7.125	Fixed Rate		1,514.06	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596256922	294,000.00	294,000.00	6.250	6 Month LIBOR	6/1/2007	1,531.25	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596259922	47,500.00	47,478.76	9.950	Fixed Rate		415.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596264922	323,000.00	322,734.72	6.990	6 Month LIBOR	6/1/2007	2,146.76	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596268922	303,937.00	303,937.00	6.240	6 Month LIBOR	7/1/2007	1,580.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596270922	53,636.00	53,636.00	9.500	Fixed Rate		451.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596274922	225,000.00	224,833.02	7.500	6 Month LIBOR	6/1/2007	1,573.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596294922	360,800.00	360,800.00	6.250	6 Month LIBOR	5/1/2007	1,879.17	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596300922	232,000.00	232,000.00	8.250	6 Month LIBOR	6/1/2007	1,595.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

596301922	247,813.00	247,813.00	6.290	6 Month LIBOR	6/1/2008	1,298.95	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596306922	328,000.00	328,000.00	6.750	6 Month LIBOR	6/1/2007	1,845.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596312922	242,250.00	242,250.00	6.500	6 Month LIBOR	6/1/2007	1,312.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596330922	280,000.00	280,000.00	6.990	6 Month LIBOR	7/1/2007	1,631.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596331922	280,000.00	280,000.00	7.250	6 Month LIBOR	6/1/2007	1,691.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596332922	208,000.00	207,854.67	7.800	6 Month LIBOR	6/1/2008	1,497.34	0.500	0.002	0	N/A	1
596333922	336,000.00	336,000.00	6.200	6 Month LIBOR	6/1/2007	1,736.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596337922	460,000.00	460,000.00	6.990	6 Month LIBOR	6/1/2007	2,679.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596338922	174,320.00	174,320.00	6.200	6 Month LIBOR	6/1/2007	900.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596340922	43,580.00	43,560.31	9.900	Fixed Rate		379.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596344922	232,750.00	232,585.73	7.750	6 Month LIBOR	6/1/2007	1,667.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596347922	198,400.00	198,400.00	6.600	6 Month LIBOR	6/1/2007	1,091.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596349922	252,000.00	252,000.00	6.250	6 Month LIBOR	6/1/2008	1,312.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596353922	137,000.00	136,815.22	7.990	6 Month LIBOR	5/1/2007	1,004.31	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596354922	378,250.00	377,983.04	7.750	6 Month LIBOR	6/1/2007	2,709.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596355922	382,500.00	382,189.55	7.050	Fixed Rate		2,557.64	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596361922	250,400.00	250,400.00	6.240	6 Month LIBOR	6/1/2007	1,302.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596363922	252,000.00	252,000.00	6.500	6 Month LIBOR	5/1/2007	1,365.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596379922	243,000.00	243,000.00	6.300	6 Month LIBOR	6/1/2007	1,275.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596381922	623,200.00	623,200.00	6.250	6 Month LIBOR	7/1/2007	3,245.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596383922	137,600.00	137,600.00	6.900	6 Month LIBOR	6/1/2007	791.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596386922	589,500.00	589,500.00	7.150	6 Month LIBOR	6/1/2007	3,512.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596389922	416,000.00	416,000.00	6.440	6 Month LIBOR	5/1/2007	2,232.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596390922	104,000.00	103,906.62	9.950	Fixed Rate		908.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596391922	254,800.00	254,800.00	6.450	6 Month LIBOR	6/1/2008	1,369.55	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596396922	396,000.00	396,000.00	6.250	6 Month LIBOR	6/1/2007	2,062.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596398922	240,000.00	240,000.00	6.750	6 Month LIBOR	6/1/2007	1,350.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596404922	159,999.00	159,999.00	6.650	6 Month LIBOR	6/1/2007	886.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596405922	320,000.00	319,716.29	6.600	6 Month LIBOR	6/1/2007	2,043.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596409922	220,000.00	220,000.00	6.350	6 Month LIBOR	6/1/2007	1,164.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596414965	508,000.00	508,000.00	6.200	6 Month LIBOR	5/1/2007	2,624.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596421922	223,520.00	223,520.00	6.250	6 Month LIBOR	7/1/2007	1,164.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596425922	250,000.00	250,000.00	6.250	6 Month LIBOR	6/1/2007	1,302.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596427922	218,400.00	218,384.85	6.150	6 Month LIBOR	6/1/2007	1,119.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596430922	139,500.00	139,406.40	8.000	6 Month LIBOR	6/1/2007	1,023.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596431922	316,000.00	316,000.00	6.550	6 Month LIBOR	6/1/2007	1,724.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596434922	193,375.00	193,375.00	7.200	6 Month LIBOR	6/1/2007	1,160.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596442922	500,000.00	500,000.00	6.450	6 Month LIBOR	6/1/2007	2,687.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596450922	326,400.00	326,400.00	6.250	6 Month LIBOR	6/1/2007	1,700.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596452922	297,500.00	297,500.00	7.250	6 Month LIBOR	6/1/2007	1,797.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596455922	108,500.00	108,500.00	7.250	6 Month LIBOR	6/1/2008	655.52	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596459922	160,000.00	159,868.59	6.990	6 Month LIBOR	6/1/2007	1,063.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596468922	223,920.00	223,920.00	7.700	6 Month LIBOR	6/1/2007	1,436.82	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596474922	203,000.00	202,852.33	7.600	6 Month LIBOR	6/1/2007	1,433.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596475922	196,000.00	195,855.99	7.550	6 Month LIBOR	6/1/2007	1,377.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596480922	429,300.00	429,300.00	6.200	6 Month LIBOR	6/1/2007	2,218.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596480965	500,000.00	500,000.00	6.750	6 Month LIBOR	6/1/2007	2,812.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596482922	335,250.00	335,250.00	8.190	6 Month LIBOR	6/1/2007	2,288.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596483922	330,866.40	330,866.40	6.500	6 Month LIBOR	6/1/2007	1,792.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596496922	289,600.00	289,600.00	6.250	6 Month LIBOR	6/1/2007	1,508.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596498965	250,000.00	249,571.84	6.790	6 Month LIBOR	5/1/2007	1,628.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596501965	171,960.00	171,960.00	6.350	6 Month LIBOR	7/1/2007	909.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596503922	400,000.00	400,000.00	6.750	6 Month LIBOR	6/1/2007	2,250.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596511922	364,000.00	364,000.00	6.250	6 Month LIBOR	6/1/2007	1,895.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596516922	340,000.00	340,000.00	6.250	6 Month LIBOR	6/1/2008	1,770.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596517922	531,250.00	531,250.00	6.400	6 Month LIBOR	6/1/2007	2,833.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596525922	420,000.00	420,000.00	6.690	6 Month LIBOR	6/1/2007	2,341.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596529922	316,000.00	316,000.00	6.250	6 Month LIBOR	6/1/2007	1,645.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596530965	252,800.00	252,800.00	6.250	6 Month LIBOR	6/1/2007	1,316.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596534965	550,000.00	550,000.00	7.300	6 Month LIBOR	6/1/2007	3,345.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596535922	490,500.00	490,500.00	6.550	6 Month LIBOR	6/1/2007	2,677.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596536922	318,653.00	318,653.00	6.500	6 Month LIBOR	7/1/2007	1,726.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596541922	332,000.00	332,000.00	6.700	Fixed Rate		1,853.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596542922	248,800.00	248,800.00	6.400	6 Month LIBOR	6/1/2007	1,326.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596547922	206,000.00	206,000.00	6.650	6 Month LIBOR	6/1/2007	1,141.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596548965	378,250.00	378,250.00	6.550	6 Month LIBOR	6/1/2007	2,064.61	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596549922	330,650.00	330,650.00	6.350	6 Month LIBOR	6/1/2007	1,749.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596557922	219,200.00	219,200.00	6.990	6 Month LIBOR	7/1/2007	1,276.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596558965	403,750.00	403,750.00	6.100	6 Month LIBOR	7/1/2007	2,052.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596560922	328,000.00	328,000.00	6.250	6 Month LIBOR	6/1/2008	1,708.33	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596564922	190,400.00	190,400.00	8.500	6 Month LIBOR	7/1/2007	1,348.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596564965	360,000.00	360,000.00	6.250	6 Month LIBOR	6/1/2007	1,875.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596565965	114,750.00	114,578.99	7.500	6 Month LIBOR	5/1/2007	802.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596567922	420,000.00	420,000.00	6.750	6 Month LIBOR	6/1/2007	2,362.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596568922	268,000.00	268,000.00	6.550	6 Month LIBOR	7/1/2007	1,462.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596570922	314,500.00	314,500.00	6.750	6 Month LIBOR	6/1/2007	1,769.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596571922	55,500.00	55,475.40	9.990	Fixed Rate		486.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596577922	380,000.00	380,000.00	6.250	6 Month LIBOR	6/1/2007	1,979.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596581922	304,000.00	304,000.00	6.250	6 Month LIBOR	6/1/2007	1,583.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596585922	228,000.00	228,000.00	6.450	6 Month LIBOR	6/1/2007	1,225.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596589922	182,000.00	182,000.00	7.500	6 Month LIBOR	6/1/2007	1,137.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596589965	262,000.00	262,000.00	6.500	6 Month LIBOR	5/1/2007	1,419.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596591922	324,792.00	324,792.00	6.550	6 Month LIBOR	6/1/2007	1,772.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596593922	246,000.00	246,000.00	6.750	6 Month LIBOR	7/1/2007	1,383.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596594965	216,800.00	216,800.00	6.850	6 Month LIBOR	7/1/2007	1,237.57	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596595965	54,200.00	54,200.00	9.950	Fixed Rate		473.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596599922	328,000.00	328,000.00	6.750	Fixed Rate		1,845.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596602922	368,000.00	368,000.00	6.850	6 Month LIBOR	7/1/2007	2,100.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596603922	92,000.00	92,000.00	9.990	Fixed Rate		806.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596603965	308,748.00	308,748.00	6.800	6 Month LIBOR	6/1/2007	1,749.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596605965	360,000.00	360,000.00	6.350	6 Month LIBOR	5/1/2008	1,905.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596606965	90,000.00	89,918.30	9.900	Fixed Rate		783.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596614965	25,000.00	24,987.57	9.450	Fixed Rate		209.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596622965	173,520.00	173,520.00	6.200	6 Month LIBOR	6/1/2007	896.52	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596625965	263,920.00	263,920.00	6.300	6 Month LIBOR	7/1/2007	1,385.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596629965	267,600.00	267,600.00	6.750	6 Month LIBOR	6/1/2007	1,505.25	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596630922	300,000.00	300,000.00	6.250	6 Month LIBOR	7/1/2007	1,562.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596631922	236,000.00	236,000.00	6.500	6 Month LIBOR	7/1/2007	1,278.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596631965	162,400.00	162,400.00	6.350	6 Month LIBOR	7/1/2007	859.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596633922	572,000.00	572,000.00	6.450	6 Month LIBOR	6/1/2007	3,074.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596633965	348,000.00	348,000.00	6.350	6 Month LIBOR	6/1/2007	1,841.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596635922	222,400.00	222,400.00	6.250	6 Month LIBOR	6/1/2007	1,158.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596640922	307,712.00	307,712.00	6.250	Fixed Rate		1,602.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596641965	268,000.00	268,000.00	6.800	6 Month LIBOR	6/1/2007	1,518.67	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596642922	240,000.00	240,000.00	7.990	6 Month LIBOR	7/1/2007	1,598.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596643922	263,500.00	263,500.00	6.950	6 Month LIBOR	7/1/2007	1,526.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596643965	344,000.00	344,000.00	6.250	6 Month LIBOR	6/1/2007	1,791.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596644922	46,500.00	46,500.00	9.950	Fixed Rate		406.36	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

596651922	76,928.00	76,887.70	9.200	Fixed Rate		630.09	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596651965	650,000.00	650,000.00	6.350	6 Month LIBOR	6/1/2008	3,439.58	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596652922	226,200.00	226,200.00	6.990	6 Month LIBOR	7/1/2007	1,317.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596652965	150,000.00	149,932.21	9.900	Fixed Rate		1,305.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596654922	432,000.00	432,000.00	6.990	6 Month LIBOR	7/1/2007	2,516.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596657922	315,000.00	315,000.00	6.250	6 Month LIBOR	7/1/2007	1,640.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596659965	360,000.00	360,000.00	6.900	6 Month LIBOR	6/1/2007	2,070.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596661965	244,000.00	244,000.00	6.300	6 Month LIBOR	6/1/2007	1,281.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596664922	276,000.00	276,000.00	6.800	6 Month LIBOR	6/1/2008	1,564.00	0.500	0.002	0	N/A	1
596666965	89,000.00	88,923.37	6.750	Fixed Rate		577.26	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596667965	264,000.00	264,000.00	6.050	6 Month LIBOR	6/1/2007	1,331.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596668965	66,000.00	65,967.54	9.500	Fixed Rate		554.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

596672965	499,500.00	499,500.00	6.050	6 Month LIBOR	6/1/2007	2,518.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596673965	355,000.00	355,000.00	6.150	6 Month LIBOR	6/1/2007	1,819.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596674965	265,000.00	265,000.00	7.100	6 Month LIBOR	6/1/2007	1,567.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596677965	450,000.00	450,000.00	6.550	6 Month LIBOR	6/1/2007	2,456.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596679965	116,000.00	116,000.00	6.350	6 Month LIBOR	6/1/2007	613.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596680922	310,500.00	310,500.00	6.150	6 Month LIBOR	7/1/2007	1,591.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596681965	178,720.00	178,720.00	6.950	6 Month LIBOR	6/1/2007	1,035.09	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596689922	243,750.00	243,750.00	6.150	6 Month LIBOR	6/1/2007	1,249.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596690922	408,000.00	408,000.00	6.850	6 Month LIBOR	7/1/2007	2,329.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596691965	400,000.00	400,000.00	6.600	6 Month LIBOR	6/1/2007	2,200.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596698965	260,000.00	259,762.66	6.450	Fixed Rate		1,634.84	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596700922	403,750.00	403,750.00	6.990	6 Month LIBOR	7/1/2008	2,351.84	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596701922	252,000.00	252,000.00	6.500	6 Month LIBOR	7/1/2007	1,365.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596706922	345,000.00	345,000.00	6.200	Fixed Rate		2,113.02	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596707922	342,900.00	342,900.00	6.125	6 Month LIBOR	6/1/2007	1,750.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596708922	336,000.00	336,000.00	6.100	6 Month LIBOR	7/1/2008	1,708.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596710922	140,000.00	140,000.00	6.950	6 Month LIBOR	7/1/2007	926.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596712965	303,450.00	303,450.00	6.740	6 Month LIBOR	6/1/2007	1,704.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596713965	323,040.00	323,040.00	6.400	6 Month LIBOR	6/1/2007	1,722.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596714965	80,760.00	80,724.20	9.990	Fixed Rate		708.14	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596715965	432,000.00	432,000.00	6.250	6 Month LIBOR	6/1/2008	2,250.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596716965	264,000.00	264,000.00	7.200	6 Month LIBOR	6/1/2008	1,584.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596717922	336,000.00	336,000.00	6.500	6 Month LIBOR	7/1/2007	1,820.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596718922	84,000.00	84,000.00	9.950	Fixed Rate		734.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596723922	323,920.00	323,920.00	6.650	6 Month LIBOR	6/1/2007	1,795.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596725922	500,000.00	500,000.00	6.990	6 Month LIBOR	7/1/2007	2,912.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596725965	314,910.00	314,910.00	6.250	6 Month LIBOR	7/1/2007	1,640.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596727965	260,000.00	260,000.00	6.240	6 Month LIBOR	6/1/2007	1,352.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596728922	355,300.00	355,300.00	6.350	6 Month LIBOR	6/1/2007	1,880.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596729922	62,700.00	62,671.97	9.950	Fixed Rate		547.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596731922	359,200.00	359,200.00	6.450	6 Month LIBOR	7/1/2007	1,930.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596741965	374,500.00	374,500.00	7.700	6 Month LIBOR	6/1/2007	2,403.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596746922	275,000.00	275,000.00	7.990	6 Month LIBOR	6/1/2007	1,831.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596749922	296,505.00	296,505.00	6.350	6 Month LIBOR	7/1/2007	1,569.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596750922	135,000.00	135,000.00	7.600	Fixed Rate		1,095.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596751965	337,600.00	337,600.00	6.300	6 Month LIBOR	6/1/2007	1,772.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596754965	216,365.00	216,365.00	6.750	6 Month LIBOR	6/1/2007	1,217.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596756965	384,000.00	384,000.00	6.550	6 Month LIBOR	6/1/2007	2,096.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596758922	420,000.00	420,000.00	6.990	6 Month LIBOR	7/1/2007	2,446.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596758965	481,950.00	481,950.00	6.550	6 Month LIBOR	6/1/2007	2,630.64	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596762965	364,000.00	364,000.00	6.100	6 Month LIBOR	6/1/2007	1,850.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596763965	91,000.00	90,959.31	9.950	Fixed Rate		795.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596767965	252,000.00	251,774.39	6.550	6 Month LIBOR	6/1/2007	1,601.11	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596775965	437,750.00	437,750.00	6.450	6 Month LIBOR	7/1/2007	2,352.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596776965	187,200.00	187,068.94	7.790	Fixed Rate		1,346.31	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596777965	336,000.00	336,000.00	6.500	6 Month LIBOR	6/1/2007	1,820.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596781922	369,000.00	369,000.00	6.600	Fixed Rate		2,356.66	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596785922	255,850.00	255,850.00	6.375	6 Month LIBOR	7/1/2007	1,359.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596786922	45,150.00	45,150.00	10.000	Fixed Rate		396.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596786965	180,000.00	180,000.00	6.990	6 Month LIBOR	6/1/2007	1,048.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596787965	407,150.00	407,150.00	6.500	6 Month LIBOR	6/1/2007	2,205.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596793922	227,500.00	227,500.00	6.990	6 Month LIBOR	7/1/2008	1,512.04	0.500	0.002	0	N/A	1
596793965	487,350.00	487,350.00	7.500	6 Month LIBOR	6/1/2007	3,045.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596796922	315,000.00	315,000.00	6.500	6 Month LIBOR	7/1/2007	1,991.02	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596798922	206,966.00	206,966.00	6.990	6 Month LIBOR	7/1/2007	1,205.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596799922	36,523.00	36,523.00	9.950	Fixed Rate		319.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596801965	378,000.00	378,000.00	7.050	6 Month LIBOR	7/1/2008	2,220.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596804965	350,000.00	349,764.68	7.990	6 Month LIBOR	6/1/2007	2,565.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596805965	75,000.00	75,000.00	6.990	6 Month LIBOR	7/1/2007	498.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596806965	472,000.00	472,000.00	6.450	6 Month LIBOR	6/1/2007	2,537.00	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596808965	378,000.00	378,000.00	6.475	6 Month LIBOR	6/1/2007	2,039.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596822965	171,000.00	171,000.00	7.100	6 Month LIBOR	7/1/2007	1,011.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596825965	188,000.00	188,000.00	6.500	6 Month LIBOR	7/1/2007	1,018.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596828965	147,440.00	147,440.00	6.350	6 Month LIBOR	7/1/2008	917.43	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596829922	446,400.00	446,400.00	6.625	6 Month LIBOR	7/1/2007	2,464.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596832965	396,000.00	396,000.00	7.500	6 Month LIBOR	7/1/2007	2,475.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596833922	245,782.00	245,782.00	6.200	6 Month LIBOR	7/1/2007	1,269.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596837965	281,950.00	281,950.00	6.600	6 Month LIBOR	6/1/2007	1,550.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596838922	433,500.00	433,500.00	6.450	6 Month LIBOR	7/1/2007	2,330.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596840922	76,500.00	76,500.00	9.950	Fixed Rate		668.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596840965	471,200.00	471,200.00	6.200	6 Month LIBOR	6/1/2007	2,434.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596841922	364,800.00	364,800.00	6.250	6 Month LIBOR	7/1/2007	1,900.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596843922	315,000.00	315,000.00	7.125	6 Month LIBOR	7/1/2007	2,122.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596844922	524,000.00	524,000.00	6.250	6 Month LIBOR	7/1/2007	2,729.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596847922	198,720.00	198,720.00	7.050	6 Month LIBOR	7/1/2007	1,328.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596848965	366,400.00	366,400.00	6.300	6 Month LIBOR	6/1/2007	1,923.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596850922	229,500.00	229,500.00	7.100	6 Month LIBOR	7/1/2007	1,357.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596852965	346,500.00	346,500.00	7.600	6 Month LIBOR	6/1/2007	2,194.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596858965	358,700.00	358,700.00	6.600	6 Month LIBOR	6/1/2007	1,972.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596859965	63,300.00	63,271.70	9.950	Fixed Rate		553.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596860922	459,000.00	459,000.00	6.125	6 Month LIBOR	7/1/2007	2,342.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596860965	315,000.00	315,000.00	6.050	6 Month LIBOR	6/1/2007	1,588.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596862922	280,973.00	280,973.00	6.400	6 Month LIBOR	7/1/2007	1,498.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596876922	403,750.00	403,750.00	7.250	6 Month LIBOR	7/1/2007	2,439.32	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596878965	552,500.00	552,500.00	6.250	6 Month LIBOR	7/1/2007	2,877.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596884922	267,200.00	267,200.00	6.500	6 Month LIBOR	7/1/2007	1,447.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596885922	616,250.00	616,250.00	6.850	6 Month LIBOR	7/1/2007	3,517.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596886922	108,750.00	108,750.00	9.950	Fixed Rate		950.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596886965	560,000.00	560,000.00	6.150	6 Month LIBOR	7/1/2007	2,870.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596887965	140,000.00	140,000.00	10.150	Fixed Rate		1,244.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596895965	467,500.00	467,500.00	6.250	6 Month LIBOR	7/1/2007	2,434.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596897965	232,000.00	232,000.00	6.750	6 Month LIBOR	7/1/2007	1,305.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596898965	58,000.00	58,000.00	9.900	Fixed Rate		504.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596902965	270,000.00	270,000.00	6.990	6 Month LIBOR	7/1/2007	1,572.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596909965	368,000.00	368,000.00	6.750	6 Month LIBOR	7/1/2007	2,070.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596910965	92,000.00	92,000.00	9.950	Fixed Rate		803.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596917965	381,600.00	381,600.00	6.400	6 Month LIBOR	7/1/2007	2,035.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596919922	331,500.00	331,500.00	6.250	6 Month LIBOR	7/1/2008	1,726.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596921922	116,720.00	116,720.00	7.500	Fixed Rate		816.13	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596922922	136,000.00	136,000.00	6.990	6 Month LIBOR	7/1/2008	792.20	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596922965	125,000.00	125,000.00	7.250	6 Month LIBOR	7/1/2007	755.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596923965	347,048.00	347,048.00	6.200	6 Month LIBOR	7/1/2007	1,793.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596930922	348,000.00	348,000.00	7.900	6 Month LIBOR	7/1/2007	2,291.00	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596933922	433,500.00	433,500.00	6.375	6 Month LIBOR	7/1/2008	2,302.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596934922	532,000.00	532,000.00	7.450	6 Month LIBOR	7/1/2008	3,302.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596939965	315,000.00	315,000.00	6.350	6 Month LIBOR	7/1/2007	1,666.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596945965	160,000.00	160,000.00	6.850	Fixed Rate		1,048.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596952922	400,000.00	400,000.00	6.250	6 Month LIBOR	7/1/2007	2,083.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596952965	252,758.00	252,758.00	6.450	6 Month LIBOR	7/1/2007	1,358.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596954965	585,000.00	585,000.00	6.575	6 Month LIBOR	7/1/2007	3,205.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596957965	531,250.00	531,250.00	6.250	6 Month LIBOR	7/1/2007	2,766.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596961965	188,000.00	188,000.00	6.590	6 Month LIBOR	7/1/2007	1,032.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596962965	47,000.00	47,000.00	9.950	Fixed Rate		410.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596965965	310,500.00	310,500.00	6.250	6 Month LIBOR	7/1/2008	1,617.19	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596966922	315,000.00	315,000.00	7.990	6 Month LIBOR	7/1/2007	2,097.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596966965	34,500.00	34,500.00	9.450	Fixed Rate		288.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596970922	441,000.00	441,000.00	6.250	6 Month LIBOR	7/1/2008	2,296.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596971922	729,000.00	729,000.00	6.750	6 Month LIBOR	7/1/2008	4,100.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596973922	489,000.00	489,000.00	6.250	1 Year Treasury	7/1/2010	2,546.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596974965	296,108.00	296,108.00	6.500	6 Month LIBOR	7/1/2007	1,603.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596979965	200,000.00	200,000.00	6.850	6 Month LIBOR	7/1/2007	1,141.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596983965	270,400.00	270,400.00	6.600	6 Month LIBOR	7/1/2007	1,487.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596991965	210,000.00	210,000.00	6.990	6 Month LIBOR	7/1/2007	1,395.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596994965	118,276.00	118,276.00	7.200	6 Month LIBOR	7/1/2007	709.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597001922	520,000.00	520,000.00	6.900	6 Month LIBOR	7/1/2008	2,990.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597001965	619,650.00	619,650.00	7.100	6 Month LIBOR	7/1/2007	3,666.26	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597013965	436,000.00	436,000.00	6.200	6 Month LIBOR	7/1/2007	2,670.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597015965	376,000.00	376,000.00	6.250	6 Month LIBOR	7/1/2007	1,958.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597017965	424,000.00	424,000.00	6.250	6 Month LIBOR	7/1/2007	2,610.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597019922	375,000.00	375,000.00	6.750	6 Month LIBOR	7/1/2007	2,109.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597019965	588,000.00	588,000.00	6.000	6 Month LIBOR	7/1/2008	2,940.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597021922	568,000.00	568,000.00	6.550	6 Month LIBOR	7/1/2008	3,100.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

597022965	395,700.00	395,700.00	6.250	6 Month LIBOR	7/1/2007	2,060.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597025965	476,000.00	476,000.00	6.450	6 Month LIBOR	7/1/2008	2,558.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597026965	84,000.00	84,000.00	10.200	Fixed Rate		749.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597029965	368,800.00	368,800.00	6.300	6 Month LIBOR	7/1/2007	1,936.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597030965	92,200.00	92,200.00	9.950	Fixed Rate		805.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597031965	63,225.00	63,225.00	7.550	6 Month LIBOR	7/1/2007	444.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597034922	259,250.00	259,250.00	6.750	6 Month LIBOR	7/1/2008	1,458.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597037965	322,915.00	322,915.00	6.990	6 Month LIBOR	7/1/2007	1,880.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597038965	56,985.00	56,985.00	9.950	Fixed Rate		497.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597040965	318,250.00	318,250.00	7.500	6 Month LIBOR	7/1/2007	2,225.26	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597052965	380,700.00	380,700.00	6.600	6 Month LIBOR	7/1/2008	2,093.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597057965	324,000.00	324,000.00	6.100	6 Month LIBOR	7/1/2007	1,647.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

597059922	345,000.00	345,000.00	6.150	6 Month LIBOR	7/1/2008	1,768.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597072965	403,750.00	403,750.00	6.500	6 Month LIBOR	7/1/2008	2,186.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597073965	401,157.00	401,157.00	6.450	6 Month LIBOR	7/1/2008	2,156.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597074965	70,793.00	70,793.00	10.450	Fixed Rate		644.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597077965	301,750.00	301,750.00	7.450	6 Month LIBOR	7/1/2007	2,099.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597080965	157,000.00	157,000.00	6.900	1 Year Treasury	7/1/2010	902.75	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597086965	200,800.00	200,800.00	6.350	6 Month LIBOR	7/1/2008	1,062.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597114922	440,000.00	440,000.00	6.950	6 Month LIBOR	7/1/2007	2,548.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597130922	236,000.00	236,000.00	6.750	1 Year Treasury	7/1/2010	1,327.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597134965	274,500.00	274,500.00	6.400	6 Month LIBOR	7/1/2008	1,464.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597139965	340,000.00	340,000.00	6.450	6 Month LIBOR	7/1/2007	1,827.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597140965	85,000.00	85,000.00	9.900	Fixed Rate		739.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

597150965	403,750.00	403,750.00	6.500	6 Month LIBOR	7/1/2008	2,186.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597154922	355,410.00	355,410.00	7.875	6 Month LIBOR	7/1/2007	2,332.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695609619	203,200.00	203,033.11	6.990	6 Month LIBOR	6/1/2007	1,350.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695612619	100,000.00	99,811.64	6.300	6 Month LIBOR	5/1/2007	618.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695616619	223,200.00	223,049.93	7.990	6 Month LIBOR	6/1/2007	1,636.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695658619	195,500.00	195,500.00	6.150	6 Month LIBOR	5/1/2007	1,001.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695696619	141,600.00	141,343.40	6.500	6 Month LIBOR	5/1/2007	895.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695702619	188,000.00	187,830.04	6.500	6 Month LIBOR	6/1/2007	1,188.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695721619	133,875.00	133,875.00	8.400	6 Month LIBOR	6/1/2007	937.13	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
695754619	88,800.00	88,753.96	9.250	6 Month LIBOR	6/1/2007	730.54	0.500	0.002	0	N/A	1
695761619	168,000.00	168,000.00	8.990	6 Month LIBOR	6/1/2007	1,258.60	0.500	0.002	0	N/A	1
695762619	164,000.00	164,000.00	6.500	6 Month LIBOR	6/1/2007	888.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

695763619	202,400.00	202,400.00	6.750	6 Month LIBOR	5/1/2008	1,138.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695765619	176,000.00	176,000.00	6.250	6 Month LIBOR	6/1/2007	916.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695771619	500,000.00	499,800.00	7.850	6 Month LIBOR	5/1/2007	3,270.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695772619	233,600.00	233,600.00	7.600	6 Month LIBOR	6/1/2007	1,479.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695777619	223,200.00	223,200.00	8.150	6 Month LIBOR	5/1/2007	1,515.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695779619	344,000.00	344,000.00	7.500	6 Month LIBOR	6/1/2007	2,150.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
695796619	261,000.00	260,768.60	6.600	6 Month LIBOR	6/1/2007	1,666.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695797619	218,500.00	218,140.74	7.000	6 Month LIBOR	5/1/2007	1,453.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695805619	144,000.00	144,000.00	6.800	1 Year Treasury	5/1/2010	816.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695806619	192,000.00	191,634.87	6.250	6 Month LIBOR	5/1/2007	1,182.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695807619	36,000.00	35,970.64	10.400	Fixed Rate		326.62	0.500	0.002	0	N/A	1
695810619	204,000.00	204,000.00	7.250	6 Month LIBOR	7/1/2007	1,391.64	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

695813619	100,000.00	100,000.00	6.350	6 Month LIBOR	5/1/2007	529.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695817619	186,400.00	186,400.00	6.600	6 Month LIBOR	5/1/2007	1,025.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695828619	110,400.00	110,209.44	6.750	6 Month LIBOR	5/1/2008	716.06	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695831619	600,000.00	600,000.00	6.500	6 Month LIBOR	5/1/2008	3,250.00	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
695832619	241,600.00	241,600.00	7.150	6 Month LIBOR	5/1/2007	1,439.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695839619	176,700.00	176,700.00	7.400	6 Month LIBOR	6/1/2008	1,089.65	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695851619	111,600.00	111,600.00	6.700	6 Month LIBOR	5/1/2007	623.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695856619	131,920.00	131,920.00	6.300	6 Month LIBOR	6/1/2007	692.58	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
695867619	156,655.00	156,564.87	8.750	6 Month LIBOR	6/1/2007	1,232.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695868619	108,300.00	108,233.71	8.450	6 Month LIBOR	6/1/2007	828.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695869619	135,000.00	134,777.69	6.990	Fixed Rate		897.26	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695877619	232,000.00	232,000.00	6.500	6 Month LIBOR	6/1/2007	1,256.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

695879619	112,508.00	112,508.00	8.000	6 Month LIBOR	6/1/2008	750.05	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695880619	106,000.00	106,000.00	6.500	6 Month LIBOR	5/1/2007	574.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695883619	144,000.00	144,000.00	7.600	6 Month LIBOR	6/1/2007	912.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695889619	109,936.00	109,834.67	6.400	6 Month LIBOR	6/1/2008	687.66	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695895619	147,050.00	147,050.00	6.990	6 Month LIBOR	5/1/2007	856.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695897619	25,950.00	25,928.15	10.250	Fixed Rate		232.54	0.500	0.002	0	N/A	1
695899619	250,750.00	250,750.00	7.600	6 Month LIBOR	7/1/2007	1,770.49	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695900619	252,000.00	251,776.58	6.600	Fixed Rate		1,609.43	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695910619	161,600.00	161,600.00	7.700	6 Month LIBOR	6/1/2007	1,036.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695911619	300,000.00	300,000.00	8.990	6 Month LIBOR	6/1/2007	2,247.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695916619	147,200.00	146,933.25	6.500	6 Month LIBOR	5/1/2007	930.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695928619	169,600.00	169,600.00	6.410	6 Month LIBOR	5/1/2007	905.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

695931619	126,000.00	125,896.51	6.990	6 Month LIBOR	6/1/2007	837.44	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
695933619	152,000.00	152,000.00	6.900	6 Month LIBOR	5/1/2007	874.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695934619	151,920.00	151,777.24	6.300	6 Month LIBOR	6/1/2007	940.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695939619	158,400.00	158,400.00	6.990	6 Month LIBOR	5/1/2007	922.68	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695953619	130,400.00	130,292.90	6.990	Fixed Rate		866.68	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695954619	109,200.00	109,200.00	6.700	6 Month LIBOR	6/1/2007	609.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695957619	215,500.00	215,500.00	6.250	6 Month LIBOR	6/1/2007	1,122.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695966619	252,000.00	252,000.00	7.650	6 Month LIBOR	7/1/2007	1,606.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695967619	156,560.00	156,415.69	6.400	6 Month LIBOR	6/1/2007	979.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695970619	230,000.00	230,000.00	6.250	6 Month LIBOR	6/1/2008	1,197.92	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695972619	186,800.00	186,772.92	6.250	6 Month LIBOR	6/1/2007	972.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695975619	120,000.00	120,000.00	6.800	6 Month LIBOR	6/1/2007	680.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

695980619	159,375.00	159,243.07	6.950	6 Month LIBOR	6/1/2007	1,054.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
695983619	45,300.00	45,281.80	10.450	Fixed Rate		412.69	0.500	0.002	0	N/A	1
695990619	224,000.00	224,000.00	7.250	6 Month LIBOR	6/1/2007	1,353.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695992619	160,000.00	160,000.00	6.650	6 Month LIBOR	6/1/2007	886.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696000619	170,000.00	170,000.00	6.990	6 Month LIBOR	6/1/2007	990.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696001619	42,500.00	42,482.93	10.450	Fixed Rate		387.18	0.500	0.002	0	N/A	1
696004619	177,600.00	177,600.00	6.500	6 Month LIBOR	6/1/2007	962.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696006619	192,000.00	191,842.31	6.990	1 Year Treasury	6/1/2010	1,276.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696007619	83,920.00	83,845.60	6.600	6 Month LIBOR	6/1/2007	535.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696011619	112,128.00	112,128.00	6.650	6 Month LIBOR	6/1/2007	621.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696014619	163,920.00	163,920.00	7.250	6 Month LIBOR	6/1/2007	990.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696015619	156,000.00	156,000.00	6.250	6 Month LIBOR	6/1/2007	812.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

696023619	89,520.00	89,435.88	6.300	6 Month LIBOR	6/1/2007	554.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696028619	376,000.00	376,000.00	6.740	6 Month LIBOR	6/1/2007	2,111.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696033619	174,720.00	174,720.00	7.000	6 Month LIBOR	6/1/2007	1,019.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696036619	196,000.00	196,000.00	6.750	Fixed Rate		1,102.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696039619	208,000.00	208,000.00	6.300	6 Month LIBOR	6/1/2008	1,092.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696042619	204,000.00	204,000.00	6.650	6 Month LIBOR	6/1/2007	1,130.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696047619	129,420.00	129,420.00	7.250	6 Month LIBOR	6/1/2007	781.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696051619	116,000.00	115,892.03	6.350	6 Month LIBOR	6/1/2007	721.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696055619	330,400.00	330,400.00	6.200	6 Month LIBOR	6/1/2007	1,707.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696058619	316,000.00	316,000.00	6.250	6 Month LIBOR	6/1/2007	1,645.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696060619	241,000.00	241,000.00	6.990	1 Year Treasury	7/1/2010	1,403.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696061619	162,000.00	162,000.00	8.500	6 Month LIBOR	6/1/2007	1,147.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696067619	104,000.00	103,905.98	6.500	6 Month LIBOR	6/1/2007	657.36	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696074619	76,950.00	76,905.73	8.750	6 Month LIBOR	6/1/2007	605.37	0.500	0.002	0	N/A	1
696081619	144,500.00	144,500.00	6.750	6 Month LIBOR	7/1/2007	812.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696082619	142,650.00	142,650.00	7.000	6 Month LIBOR	7/1/2007	832.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696085619	159,200.00	159,048.94	6.250	6 Month LIBOR	6/1/2007	980.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696097619	88,400.00	88,334.39	7.500	6 Month LIBOR	6/1/2007	618.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696101619	150,800.00	150,800.00	6.550	6 Month LIBOR	6/1/2007	823.12	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696102619	145,840.00	145,840.00	6.250	6 Month LIBOR	6/1/2007	759.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696106619	140,000.00	139,975.83	6.650	6 Month LIBOR	6/1/2007	775.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696110619	112,080.00	112,080.00	7.450	6 Month LIBOR	7/1/2007	779.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696113619	111,920.00	111,920.00	6.650	6 Month LIBOR	7/1/2008	718.49	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696125619	91,800.00	91,800.00	9.100	6 Month LIBOR	7/1/2007	696.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696129619	600,000.00	600,000.00	8.500	6 Month LIBOR	6/1/2007	4,250.00	0.500	0.002	0	N/A	2
696130619	151,200.00	151,200.00	6.650	6 Month LIBOR	6/1/2007	837.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696140619	130,500.00	130,500.00	7.990	6 Month LIBOR	6/1/2007	868.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696145619	100,000.00	100,000.00	6.250	6 Month LIBOR	6/1/2007	520.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696149619	133,600.00	133,600.00	6.500	6 Month LIBOR	6/1/2007	723.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696152619	213,350.00	213,350.00	6.990	6 Month LIBOR	7/1/2007	1,242.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696154619	37,650.00	37,650.00	10.400	Fixed Rate		341.59	0.500	0.002	0	N/A	1
696155619	136,000.00	135,870.96	6.250	6 Month LIBOR	6/1/2007	837.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696156619	123,200.00	123,200.00	6.700	6 Month LIBOR	6/1/2007	687.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696159619	118,000.00	117,901.35	6.900	6 Month LIBOR	6/1/2007	777.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696161619	131,920.00	131,920.00	8.250	6 Month LIBOR	7/1/2007	906.95	0.500	0.002	0	N/A	1
696162619	394,400.00	394,400.00	6.990	6 Month LIBOR	6/1/2007	2,297.38	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

696163619	98,600.00	98,558.65	10.250	Fixed Rate		883.56	0.500	0.002	0	N/A	2
696164619	24,735.00	24,735.00	10.450	Fixed Rate		225.34	0.500	0.002	0	N/A	1
696166619	312,000.00	312,000.00	6.250	6 Month LIBOR	6/1/2007	1,625.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696167619	252,000.00	251,843.37	8.375	6 Month LIBOR	6/1/2007	1,915.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696168619	603,500.00	603,500.00	8.350	6 Month LIBOR	6/1/2007	4,199.35	0.500	0.002	0	N/A	2
696170619	106,500.00	106,455.34	10.250	Fixed Rate		954.35	0.500	0.002	0	N/A	2
696175619	80,000.00	79,926.97	6.450	6 Month LIBOR	6/1/2007	503.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696177619	595,000.00	595,000.00	6.600	6 Month LIBOR	6/1/2007	3,272.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696182619	98,400.00	98,400.00	6.250	6 Month LIBOR	7/1/2007	605.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696183619	180,000.00	180,000.00	6.450	6 Month LIBOR	6/1/2007	967.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696186619	192,000.00	192,000.00	6.990	6 Month LIBOR	7/1/2007	1,118.40	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696190619	122,710.00	122,646.38	9.250	6 Month LIBOR	6/1/2007	1,009.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696194619	182,792.00	182,792.00	6.990	6 Month LIBOR	6/1/2008	1,064.76	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696200619	65,000.00	65,000.00	6.350	6 Month LIBOR	7/1/2007	343.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696202619	125,100.00	125,100.00	7.350	6 Month LIBOR	7/1/2007	766.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696203619	87,200.00	87,200.00	6.990	6 Month LIBOR	6/1/2007	507.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696204619	21,800.00	21,791.15	10.400	Fixed Rate		197.79	0.500	0.002	0	N/A	1
696208619	246,000.00	245,766.58	6.250	6 Month LIBOR	6/1/2007	1,514.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696211619	112,000.00	111,893.73	6.250	6 Month LIBOR	6/1/2007	689.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696219619	400,000.00	400,000.00	7.990	6 Month LIBOR	7/1/2007	2,663.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696224619	244,000.00	244,000.00	6.250	6 Month LIBOR	6/1/2007	1,270.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696226619	61,000.00	60,972.73	9.950	Fixed Rate		533.07	0.500	0.002	0	N/A	1
696232619	180,000.00	180,000.00	6.700	6 Month LIBOR	6/1/2007	1,005.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696233619	140,000.00	140,000.00	6.150	6 Month LIBOR	6/1/2008	717.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696235619	35,000.00	34,984.35	9.950	Fixed Rate		305.86	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696238619	225,525.00	225,321.12	6.500	Fixed Rate		1,425.48	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696242619	124,000.00	124,000.00	6.650	6 Month LIBOR	7/1/2007	687.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696243619	228,000.00	228,000.00	6.200	6 Month LIBOR	7/1/2007	1,396.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696248619	190,000.00	190,000.00	7.500	6 Month LIBOR	7/1/2007	1,187.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696252619	152,000.00	152,000.00	6.375	6 Month LIBOR	7/1/2007	807.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696253619	218,700.00	218,700.00	7.250	Fixed Rate		1,491.92	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696256619	293,600.00	293,600.00	6.500	6 Month LIBOR	6/1/2007	1,590.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696257619	217,500.00	217,500.00	7.350	6 Month LIBOR	7/1/2007	1,498.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696258619	105,000.00	105,000.00	6.750	Fixed Rate		681.03	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696265619	236,000.00	236,000.00	7.500	Fixed Rate		1,650.15	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696266619	152,000.00	152,000.00	6.600	6 Month LIBOR	7/1/2007	836.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696272619	143,920.00	143,920.00	6.850	6 Month LIBOR	7/1/2007	821.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696277619	181,600.00	181,600.00	6.900	6 Month LIBOR	7/1/2007	1,044.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696278619	121,600.00	121,600.00	6.990	6 Month LIBOR	6/1/2007	708.32	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696304619	176,000.00	176,000.00	7.600	6 Month LIBOR	6/1/2007	1,114.67	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696310619	131,750.00	131,750.00	7.750	6 Month LIBOR	7/1/2007	850.89	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696313619	119,200.00	119,200.00	6.150	6 Month LIBOR	7/1/2007	610.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696317619	178,500.00	178,500.00	6.950	6 Month LIBOR	7/1/2007	1,033.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696318619	31,500.00	31,500.00	10.450	Fixed Rate		286.97	0.500	0.002	0	N/A	1
696319619	90,000.00	90,000.00	6.500	6 Month LIBOR	7/1/2007	568.87	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696321619	156,000.00	156,000.00	6.750	6 Month LIBOR	7/1/2007	877.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696323619	39,000.00	39,000.00	10.250	Fixed Rate		349.48	0.500	0.002	0	N/A	1
696327619	220,000.00	220,000.00	6.750	6 Month LIBOR	7/1/2008	1,237.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

696331619	180,000.00	180,000.00	6.250	6 Month LIBOR	7/1/2008	937.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696332619	172,000.00	172,000.00	6.250	6 Month LIBOR	7/1/2007	895.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696335619	67,500.00	67,500.00	6.950	6 Month LIBOR	7/1/2007	390.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696336619	132,000.00	132,000.00	6.300	6 Month LIBOR	7/1/2007	693.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696341619	548,000.00	548,000.00	6.250	6 Month LIBOR	7/1/2008	2,854.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696342619	137,000.00	137,000.00	10.450	Fixed Rate		1,248.08	0.500	0.002	0	N/A	2
696349619	128,000.00	128,000.00	6.500	6 Month LIBOR	7/1/2007	693.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696351619	132,800.00	132,800.00	6.250	6 Month LIBOR	7/1/2007	817.68	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696359619	83,520.00	83,520.00	6.700	6 Month LIBOR	7/1/2007	538.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696366619	153,000.00	153,000.00	7.875	6 Month LIBOR	7/1/2007	1,004.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696369619	155,000.00	155,000.00	6.550	6 Month LIBOR	7/1/2008	846.04	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696382619	115,920.00	115,920.00	6.800	6 Month LIBOR	7/1/2007	656.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696383619	300,000.00	300,000.00	6.500	6 Month LIBOR	7/1/2007	1,625.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696384619	28,980.00	28,980.00	10.450	Fixed Rate		264.01	0.500	0.002	0	N/A	1
696385619	75,000.00	75,000.00	10.450	Fixed Rate		683.26	0.500	0.002	0	N/A	2
696389619	215,920.00	215,920.00	6.550	6 Month LIBOR	7/1/2007	1,178.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696390619	116,000.00	116,000.00	6.450	6 Month LIBOR	7/1/2007	623.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696391619	53,980.00	53,980.00	8.990	Fixed Rate		433.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696398619	102,320.00	102,320.00	6.550	6 Month LIBOR	7/1/2008	558.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696405619	78,080.00	78,080.00	6.990	6 Month LIBOR	7/1/2007	454.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696406619	190,400.00	190,400.00	6.350	6 Month LIBOR	7/1/2007	1,007.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696410619	225,000.00	225,000.00	7.950	6 Month LIBOR	7/1/2007	1,490.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696422619	79,700.00	79,700.00	6.700	6 Month LIBOR	7/1/2007	514.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696432619	198,400.00	198,400.00	6.400	6 Month LIBOR	7/1/2007	1,058.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

696440619	94,400.00	94,400.00	6.150	6 Month LIBOR	7/1/2007	575.12	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696448619	197,200.00	197,200.00	6.050	6 Month LIBOR	7/1/2008	994.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696457619	156,000.00	156,000.00	6.750	6 Month LIBOR	7/1/2008	1,011.82	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696468619	108,800.00	108,800.00	7.100	6 Month LIBOR	7/1/2007	643.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696480619	142,400.00	142,400.00	6.990	6 Month LIBOR	7/1/2007	829.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696481619	135,920.00	135,920.00	6.400	6 Month LIBOR	7/1/2007	724.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696492619	141,600.00	141,600.00	6.200	Fixed Rate		867.26	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696494619	234,000.00	234,000.00	7.750	6 Month LIBOR	7/1/2007	1,511.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696497619	35,400.00	35,400.00	8.990	Fixed Rate		284.59	0.500	0.002	0	N/A	1
696510619	164,000.00	164,000.00	6.500	6 Month LIBOR	7/1/2007	888.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696511619	41,000.00	41,000.00	10.250	Fixed Rate		367.41	0.500	0.002	0	N/A	1
696512619	148,500.00	148,500.00	7.800	6 Month LIBOR	7/1/2008	965.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696516619	136,000.00	136,000.00	6.750	Fixed Rate		882.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696519619	200,000.00	200,000.00	6.250	6 Month LIBOR	7/1/2007	1,041.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696520619	344,000.00	344,000.00	6.450	6 Month LIBOR	7/1/2008	1,849.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696526619	92,000.00	92,000.00	8.450	6 Month LIBOR	7/1/2008	647.83	0.500	0.002	0	N/A	1
696531619	139,500.00	139,500.00	7.600	6 Month LIBOR	7/1/2008	984.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696539619	108,000.00	108,000.00	6.500	6 Month LIBOR	7/1/2008	682.64	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696546619	100,720.00	100,720.00	6.750	6 Month LIBOR	7/1/2008	566.55	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696548619	272,000.00	272,000.00	6.900	1 Year Treasury	7/1/2010	1,564.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
696549619	68,000.00	68,000.00	9.990	Fixed Rate		596.25	0.500	0.002	0	N/A	1
696556619	160,000.00	160,000.00	6.990	Fixed Rate		1,063.41	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696560619	132,000.00	132,000.00	6.300	6 Month LIBOR	7/1/2007	693.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696571619	144,800.00	144,800.00	6.500	6 Month LIBOR	7/1/2007	915.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

696651619	150,450.00	150,450.00	8.350	6 Month LIBOR	7/1/2008	1,046.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696682619	120,560.00	120,560.00	6.500	6 Month LIBOR	7/1/2007	653.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1498422317	288,000.00	287,802.80	7.900	6 Month LIBOR	6/1/2007	2,093.20	0.500	0.002	0	N/A	1
1499010317	144,900.00	144,900.00	6.850	6 Month LIBOR	7/1/2008	827.14	0.500	0.002	0	N/A	1
1499059317	174,250.00	174,125.77	7.700	6 Month LIBOR	6/1/2008	1,242.34	0.500	0.002	0	N/A	1
1499151317	134,300.00	134,148.06	8.850	6 Month LIBOR	5/1/2007	1,066.15	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
1499188317	134,320.00	134,218.90	7.430	6 Month LIBOR	6/1/2008	932.76	0.500	0.002	0	N/A	1
1499272317	157,500.00	157,488.40	7.100	6 Month LIBOR	5/1/2007	931.88	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499316317	106,168.00	106,080.63	6.980	Fixed Rate		704.92	0.500	0.002	0	N/A	1
1499418317	75,120.00	75,120.00	7.150	6 Month LIBOR	5/1/2008	447.59	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
1499549317	209,000.00	208,866.46	8.240	6 Month LIBOR	6/1/2007	1,568.68	0.500	0.002	0	N/A	2
1499593317	315,000.00	314,814.98	8.650	6 Month LIBOR	6/1/2008	2,455.65	0.500	0.002	0	N/A	2

1499596317	213,600.00	213,600.00	7.470	6 Month LIBOR	6/1/2007	1,329.66	0.500	0.002	0	N/A	2
1499617317	179,120.00	179,120.00	7.000	6 Month LIBOR	7/1/2008	1,044.87	0.500	0.002	0	N/A	2
1499623317	125,600.00	125,496.84	6.990	6 Month LIBOR	6/1/2007	834.78	0.500	0.002	0	N/A	1
1499663317	123,500.00	123,425.18	8.500	6 Month LIBOR	6/1/2008	949.61	0.500	0.002	0	N/A	1
1499665317	377,600.00	377,305.43	7.250	6 Month LIBOR	6/1/2007	2,575.90	0.500	0.002	30	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
1499673317	136,000.00	136,000.00	6.650	6 Month LIBOR	6/1/2008	753.67	0.500	0.002	0	N/A	1
1499688317	261,800.00	261,316.32	6.400	6 Month LIBOR	5/1/2007	1,637.58	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499692317	121,500.00	121,500.00	7.500	6 Month LIBOR	5/1/2008	759.38	0.500	0.002	0	N/A	1
1499719317	65,000.00	64,955.49	7.900	6 Month LIBOR	6/1/2007	472.43	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499726317	174,400.00	174,112.81	6.990	6 Month LIBOR	5/1/2008	1,159.12	0.500	0.002	0	N/A	1
1499729317	126,424.00	126,424.00	7.100	6 Month LIBOR	6/1/2007	748.01	0.500	0.002	0	N/A	1
1499731317	31,606.00	31,593.30	10.450	Fixed Rate		287.94	0.500	0.002	0	N/A	1

1499732317	99,920.00	99,847.68	7.625	6 Month LIBOR	6/1/2008	707.23	0.500	0.002	0	N/A	1
1499743317	130,000.00	129,888.07	6.750	6 Month LIBOR	6/1/2008	843.18	0.500	0.002	0	N/A	1
1499799317	240,000.00	239,828.21	7.680	6 Month LIBOR	6/1/2008	1,707.80	0.500	0.002	0	N/A	2
1499806317	109,000.00	108,917.47	7.400	Fixed Rate		754.70	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
1499835317	117,600.00	117,504.55	7.050	6 Month LIBOR	6/1/2007	786.35	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499840317	120,000.00	119,851.25	6.970	6 Month LIBOR	6/1/2007	795.95	0.500	0.002	0	N/A	1
1499844317	119,800.00	119,800.00	7.400	6 Month LIBOR	5/1/2007	738.77	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499845317	316,000.00	316,000.00	7.500	6 Month LIBOR	5/1/2008	1,975.00	0.500	0.002	0	N/A	2
1499847317	172,800.00	172,800.00	6.990	6 Month LIBOR	7/1/2008	1,006.56	0.500	0.002	0	N/A	1
1499850317	101,650.00	101,589.99	8.625	6 Month LIBOR	6/1/2008	790.63	0.500	0.002	0	N/A	1
1499854317	161,500.00	161,293.39	8.250	6 Month LIBOR	5/1/2008	1,213.30	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499857317	105,300.00	105,241.49	8.450	6 Month LIBOR	6/1/2007	741.49	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

1499858317	135,200.00	135,088.96	6.990	6 Month LIBOR	6/1/2008	898.59	0.500	0.002	0	N/A	1
1499865317	132,000.00	131,896.62	7.230	6 Month LIBOR	6/1/2008	898.69	0.500	0.002	0	N/A	1
1499866317	33,000.00	32,986.74	10.450	Fixed Rate		300.64	0.500	0.002	0	N/A	1
1499874317	216,000.00	216,000.00	6.900	6 Month LIBOR	6/1/2008	1,242.00	0.500	0.002	0	N/A	2
1499880317	166,250.00	166,028.28	8.200	6 Month LIBOR	5/1/2007	1,243.15	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499881317	166,250.00	166,133.84	7.800	6 Month LIBOR	6/1/2008	1,196.79	0.500	0.002	0	N/A	2
1499884317	193,545.00	193,326.11	8.850	6 Month LIBOR	5/1/2008	1,536.47	0.500	0.002	0	N/A	2
1499886317	315,500.00	315,135.73	8.750	6 Month LIBOR	5/1/2008	2,482.05	0.500	0.002	0	N/A	1
1499891317	176,000.00	175,855.02	6.975	6 Month LIBOR	6/1/2007	1,167.98	0.500	0.002	0	N/A	1
1499907317	174,400.00	174,400.00	6.990	6 Month LIBOR	7/1/2007	1,159.12	0.500	0.002	0	N/A	2
1499911317	116,400.00	116,204.89	6.900	6 Month LIBOR	5/1/2008	766.62	0.500	0.002	0	N/A	1
1499921317	256,000.00	255,782.59	6.820	6 Month LIBOR	6/1/2008	1,672.35	0.500	0.002	0	N/A	2

1499923317	48,000.00	47,916.00	10.400	Fixed Rate		435.50	0.500	0.002	0	N/A	1
1499928317	280,000.00	279,561.99	7.250	6 Month LIBOR	5/1/2007	1,910.10	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
1499929317	187,200.00	187,200.00	8.750	6 Month LIBOR	5/1/2008	1,365.00	0.500	0.002	0	N/A	1
1499930317	99,000.00	98,840.29	7.100	6 Month LIBOR	5/1/2008	665.32	0.500	0.002	0	N/A	1
1499946317	247,200.00	247,001.34	7.100	6 Month LIBOR	6/1/2007	1,661.27	0.500	0.002	0	N/A	2
1499958317	149,520.00	149,399.18	7.350	6 Month LIBOR	6/1/2008	1,030.16	0.500	0.002	0	N/A	1
1499967317	233,750.00	233,587.34	7.820	6 Month LIBOR	6/1/2007	1,685.94	0.500	0.002	0	N/A	2
1499978317	225,000.00	224,841.20	7.750	6 Month LIBOR	6/1/2008	1,611.93	0.500	0.002	0	N/A	1
1586365913	382,950.00	382,950.00	6.500	6 Month LIBOR	6/1/2007	2,074.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586553913	441,000.00	441,000.00	6.750	6 Month LIBOR	6/1/2007	2,480.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586554913	49,000.00	48,977.86	9.900	Fixed Rate		426.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586631913	237,000.00	237,000.00	6.125	6 Month LIBOR	5/1/2008	1,209.69	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1586737913	420,000.00	420,000.00	7.250	6 Month LIBOR	6/1/2007	2,537.50	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586762913	352,000.00	352,000.00	6.750	6 Month LIBOR	6/1/2007	1,980.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586782913	155,000.00	155,000.00	6.750	6 Month LIBOR	5/1/2007	871.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1586870913	428,350.00	428,350.00	7.990	6 Month LIBOR	7/1/2007	2,852.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586890913	168,000.00	168,000.00	6.700	6 Month LIBOR	6/1/2007	938.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586891913	42,000.00	41,981.01	9.900	Fixed Rate		365.49	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1586899913	396,000.00	396,000.00	6.990	6 Month LIBOR	6/1/2007	2,306.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1586904913	157,600.00	157,600.00	6.625	6 Month LIBOR	6/1/2007	870.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586940913	56,000.00	56,000.00	7.500	6 Month LIBOR	7/1/2007	391.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1586962913	284,000.00	284,000.00	6.990	6 Month LIBOR	5/1/2007	1,654.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586964913	35,500.00	35,471.66	10.500	Fixed Rate		324.74	0.500	0.002	0	N/A	1
1586966913	247,600.00	247,600.00	7.250	6 Month LIBOR	7/1/2007	1,495.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587002913	528,000.00	528,000.00	6.500	6 Month LIBOR	7/1/2007	2,860.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587116913	279,200.00	279,200.00	7.400	6 Month LIBOR	7/1/2007	1,721.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587131913	447,200.00	447,200.00	6.250	6 Month LIBOR	5/1/2007	2,329.17	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587132913	111,800.00	111,700.49	9.990	Fixed Rate		980.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587176913	330,400.00	330,400.00	6.500	6 Month LIBOR	5/1/2007	1,789.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587177913	82,600.00	82,525.84	9.950	Fixed Rate		721.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587178913	110,000.00	109,922.36	7.750	6 Month LIBOR	6/1/2007	788.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587181913	264,350.00	264,303.93	6.600	6 Month LIBOR	5/1/2007	1,453.93	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587215913	387,950.00	387,950.00	6.450	6 Month LIBOR	6/1/2007	2,085.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587216913	264,000.00	264,000.00	6.300	6 Month LIBOR	5/1/2007	1,386.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587231913	454,750.00	454,308.01	6.125	6 Month LIBOR	6/1/2007	2,763.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587235913	336,000.00	335,999.67	6.500	6 Month LIBOR	6/1/2007	1,820.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587258913	166,515.00	166,515.00	7.200	6 Month LIBOR	6/1/2007	999.09	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587265913	175,950.00	175,950.00	6.125	6 Month LIBOR	5/1/2007	898.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587277913	391,021.00	391,021.00	6.625	6 Month LIBOR	5/1/2007	2,158.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587278913	97,755.00	97,667.20	9.950	Fixed Rate		854.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587293913	357,300.00	357,300.00	6.100	6 Month LIBOR	6/1/2007	1,816.28	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587294913	300,000.00	300,000.00	6.500	6 Month LIBOR	5/1/2007	1,625.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587295913	39,700.00	39,680.06	9.400	Fixed Rate		330.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587327913	192,000.00	192,000.00	6.450	6 Month LIBOR	6/1/2008	1,032.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587329913	532,000.00	532,000.00	6.350	6 Month LIBOR	6/1/2007	2,815.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587330913	371,450.00	370,868.94	7.250	6 Month LIBOR	5/1/2007	2,533.95	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587340913	350,100.00	350,100.00	6.100	6 Month LIBOR	5/1/2007	1,779.68	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587343913	216,000.00	216,000.00	6.990	6 Month LIBOR	6/1/2007	1,258.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587353913	132,000.00	132,000.00	6.850	6 Month LIBOR	5/1/2007	753.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587358913	416,250.00	416,250.00	6.400	6 Month LIBOR	5/1/2007	2,220.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587359913	509,600.00	509,600.00	6.250	6 Month LIBOR	5/1/2007	2,654.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587362913	127,400.00	127,284.36	9.900	Fixed Rate		1,108.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587368913	451,250.00	450,946.61	7.990	6 Month LIBOR	6/1/2007	3,307.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587371913	400,000.00	398,630.00	6.990	6 Month LIBOR	5/1/2007	2,330.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587381913	312,000.00	312,000.00	6.600	6 Month LIBOR	6/1/2007	1,716.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587385913	373,999.00	373,660.24	6.490	6 Month LIBOR	6/1/2007	2,361.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587394913	78,400.00	78,400.00	9.950	Fixed Rate		685.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587395913	200,000.00	200,000.00	6.300	6 Month LIBOR	5/1/2007	1,050.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587396913	50,000.00	49,950.08	9.450	Fixed Rate		418.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587413913	471,200.00	471,200.00	6.500	6 Month LIBOR	6/1/2007	2,552.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587419913	324,000.00	324,000.00	6.750	6 Month LIBOR	6/1/2007	1,822.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587425913	180,000.00	180,000.00	7.550	Fixed Rate		1,132.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587431913	359,650.00	358,966.05	6.250	6 Month LIBOR	5/1/2007	2,214.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587432913	268,000.00	268,000.00	6.875	6 Month LIBOR	5/1/2007	1,535.42	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587435913	67,000.00	66,943.56	10.250	Fixed Rate		600.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587440913	230,800.00	230,800.00	6.750	6 Month LIBOR	6/1/2007	1,298.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587448913	413,950.00	413,950.00	6.850	6 Month LIBOR	6/1/2007	2,362.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587450913	308,550.00	308,550.00	6.250	6 Month LIBOR	5/1/2007	1,607.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587451913	54,450.00	54,401.53	9.990	Fixed Rate		477.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587452913	268,000.00	268,000.00	6.990	6 Month LIBOR	5/1/2007	1,561.10	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587462913	256,000.00	256,000.00	6.650	6 Month LIBOR	6/1/2007	1,418.67	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587474913	319,920.00	319,920.00	6.625	6 Month LIBOR	6/1/2007	1,766.23	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587476913	456,000.00	456,000.00	6.250	6 Month LIBOR	5/1/2007	2,375.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587479913	364,500.00	364,500.00	6.625	6 Month LIBOR	6/1/2007	2,012.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587483913	340,000.00	340,000.00	6.650	6 Month LIBOR	6/1/2007	1,884.17	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587484913	199,750.00	199,750.00	7.250	6 Month LIBOR	5/1/2007	1,206.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587500913	300,000.00	299,616.20	8.250	6 Month LIBOR	5/1/2007	2,253.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587510913	384,000.00	384,000.00	6.500	6 Month LIBOR	5/1/2007	2,080.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587516913	306,000.00	305,706.84	6.200	6 Month LIBOR	6/1/2007	1,874.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587523913	263,500.00	263,500.00	7.125	6 Month LIBOR	6/1/2007	1,564.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587530913	599,250.00	599,250.00	6.400	6 Month LIBOR	7/1/2007	3,196.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587535913	358,200.00	358,200.00	8.500	6 Month LIBOR	6/1/2007	2,537.25	0.500	0.002	0	N/A	1
1587538913	432,000.00	432,000.00	6.250	6 Month LIBOR	6/1/2007	2,250.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587540913	233,600.00	233,600.00	6.500	6 Month LIBOR	6/1/2007	1,265.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587545913	449,600.00	449,600.00	6.250	6 Month LIBOR	6/1/2007	2,341.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587549913	500,000.00	500,000.00	7.125	6 Month LIBOR	6/1/2007	2,968.75	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587550913	240,000.00	240,000.00	6.750	6 Month LIBOR	6/1/2008	1,350.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587552913	280,000.00	280,000.00	7.990	6 Month LIBOR	6/1/2007	1,864.33	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587555913	215,000.00	215,000.00	6.500	1 Year Treasury	6/1/2010	1,164.58	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587556913	213,520.00	213,520.00	6.375	6 Month LIBOR	6/1/2007	1,134.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587558913	357,700.00	357,700.00	6.990	6 Month LIBOR	6/1/2007	2,083.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587559913	400,000.00	400,000.00	7.050	6 Month LIBOR	6/1/2007	2,350.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587560913	262,500.00	262,500.00	6.400	6 Month LIBOR	6/1/2007	1,400.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587561913	300,000.00	300,000.00	7.250	6 Month LIBOR	6/1/2007	1,812.50	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587562913	424,000.00	424,000.00	6.350	6 Month LIBOR	6/1/2007	2,243.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587575913	272,000.00	272,000.00	7.250	6 Month LIBOR	7/1/2007	1,643.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587578913	467,500.00	467,500.00	6.450	6 Month LIBOR	6/1/2007	2,512.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587580913	480,250.00	480,223.38	6.650	6 Month LIBOR	6/1/2007	2,661.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587584913	170,000.00	169,705.99	6.740	6 Month LIBOR	5/1/2007	1,101.49	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587585913	508,800.00	508,800.00	6.250	6 Month LIBOR	6/1/2007	2,650.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587586913	501,000.00	501,000.00	6.500	6 Month LIBOR	6/1/2007	2,713.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587589913	244,000.00	244,000.00	6.750	6 Month LIBOR	6/1/2007	1,372.50	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587591913	296,758.00	296,758.00	6.550	6 Month LIBOR	6/1/2007	1,619.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587596913	433,800.00	433,800.00	6.500	6 Month LIBOR	6/1/2007	2,349.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587601913	319,200.00	319,200.00	6.400	6 Month LIBOR	6/1/2007	1,702.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587612913	352,000.00	352,000.00	6.875	6 Month LIBOR	6/1/2007	2,016.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587619913	464,000.00	464,000.00	7.990	6 Month LIBOR	6/1/2007	3,089.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587622913	204,000.00	204,000.00	6.990	6 Month LIBOR	6/1/2007	1,188.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587624913	340,000.00	340,000.00	6.400	6 Month LIBOR	6/1/2007	1,813.33	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587630913	336,000.00	336,000.00	6.400	6 Month LIBOR	6/1/2007	1,792.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587632913	312,800.00	312,746.47	6.700	6 Month LIBOR	6/1/2007	1,746.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587638913	176,000.00	176,000.00	6.750	6 Month LIBOR	6/1/2007	990.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587640913	304,000.00	304,000.00	6.500	6 Month LIBOR	6/1/2007	1,646.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587643913	499,500.00	499,500.00	7.150	6 Month LIBOR	6/1/2007	2,976.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587648913	650,000.00	649,368.24	6.125	6 Month LIBOR	6/1/2007	3,949.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587654913	237,000.00	237,000.00	6.450	Fixed Rate		1,273.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587655913	272,000.00	272,000.00	6.250	6 Month LIBOR	7/1/2007	1,416.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587661913	275,000.00	275,000.00	6.125	6 Month LIBOR	6/1/2007	1,403.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587662913	760,500.00	760,500.00	6.500	6 Month LIBOR	6/1/2007	4,119.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587663913	84,500.00	84,458.44	9.500	Fixed Rate		710.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587668913	400,000.00	400,000.00	6.690	6 Month LIBOR	6/1/2007	2,230.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587670913	323,000.00	323,000.00	6.250	6 Month LIBOR	6/1/2007	1,682.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587671913	263,500.00	263,249.98	6.250	6 Month LIBOR	6/1/2007	1,622.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587674913	272,000.00	272,000.00	6.875	6 Month LIBOR	6/1/2007	1,558.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587679913	436,000.00	436,000.00	6.650	6 Month LIBOR	6/1/2007	2,416.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587681913	109,000.00	108,951.26	9.950	Fixed Rate		952.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587682913	153,000.00	153,000.00	7.000	6 Month LIBOR	6/1/2007	892.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587684913	435,000.00	435,000.00	6.500	6 Month LIBOR	6/1/2008	2,356.25	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587685913	240,000.00	240,000.00	6.750	6 Month LIBOR	6/1/2007	1,350.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587689913	392,000.00	392,000.00	6.250	6 Month LIBOR	6/1/2008	2,041.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587692913	203,952.00	203,952.00	7.025	6 Month LIBOR	6/1/2007	1,193.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587699913	216,190.00	216,190.00	6.375	6 Month LIBOR	6/1/2007	1,148.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587706913	510,000.00	510,000.00	6.200	6 Month LIBOR	6/1/2007	2,635.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587708913	60,000.00	59,973.17	9.950	Fixed Rate		524.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587709913	244,800.00	244,800.00	6.990	6 Month LIBOR	6/1/2007	1,425.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587710913	452,000.00	452,000.00	6.250	6 Month LIBOR	6/1/2007	2,354.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587711913	43,200.00	43,180.47	9.900	Fixed Rate		375.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587720913	271,200.00	271,200.00	6.900	6 Month LIBOR	6/1/2007	1,559.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587723913	400,000.00	400,000.00	6.400	6 Month LIBOR	6/1/2007	2,133.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587726913	432,000.00	432,000.00	6.750	6 Month LIBOR	6/1/2007	2,430.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587728913	433,500.00	433,500.00	6.625	6 Month LIBOR	6/1/2007	2,393.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587729913	200,000.00	200,000.00	6.500	6 Month LIBOR	6/1/2008	1,083.33	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587732913	76,500.00	76,466.09	9.990	Fixed Rate		670.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587738913	345,000.00	344,710.16	6.875	6 Month LIBOR	6/1/2007	2,266.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1587753913	172,800.00	172,800.00	6.500	6 Month LIBOR	6/1/2007	936.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587754913	43,200.00	43,180.68	9.950	Fixed Rate		377.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587757913	295,920.00	295,920.00	7.250	6 Month LIBOR	6/1/2007	1,787.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587766913	309,600.00	309,600.00	6.500	6 Month LIBOR	6/1/2007	1,677.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587779913	335,200.00	335,200.00	6.250	6 Month LIBOR	6/1/2007	1,745.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587780913	83,800.00	83,762.13	9.900	Fixed Rate		729.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587784913	256,500.00	256,305.80	7.400	6 Month LIBOR	6/1/2007	1,775.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587785913	194,650.00	194,650.00	7.250	6 Month LIBOR	6/1/2007	1,176.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587790913	441,000.00	441,000.00	6.950	6 Month LIBOR	6/1/2007	2,554.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587791913	403,000.00	403,000.00	7.850	6 Month LIBOR	6/1/2007	2,636.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587806913	376,000.00	376,000.00	6.650	6 Month LIBOR	6/1/2007	2,083.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587807913	240,000.00	240,000.00	6.500	6 Month LIBOR	6/1/2008	1,300.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1587815913	295,160.00	295,160.00	6.750	6 Month LIBOR	7/1/2007	1,660.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587816913	73,790.00	73,790.00	9.900	Fixed Rate		642.12	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587817913	190,000.00	190,000.00	7.300	6 Month LIBOR	6/1/2008	1,155.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587818913	316,000.00	316,000.00	6.500	6 Month LIBOR	6/1/2007	1,711.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587819913	79,000.00	78,964.30	9.900	Fixed Rate		687.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587820913	335,750.00	335,446.48	6.500	6 Month LIBOR	6/1/2007	2,122.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587821913	301,000.00	301,000.00	7.000	6 Month LIBOR	6/1/2007	1,755.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587822913	399,000.00	399,000.00	6.875	6 Month LIBOR	6/1/2007	2,285.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587827913	157,250.00	157,250.00	7.250	6 Month LIBOR	7/1/2007	950.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587829913	399,920.00	399,920.00	6.500	6 Month LIBOR	6/1/2007	2,166.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587831913	360,000.00	360,000.00	6.990	6 Month LIBOR	6/1/2007	2,097.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587843913	303,000.00	303,000.00	6.990	6 Month LIBOR	7/1/2007	1,764.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1587851913	531,250.00	531,250.00	6.650	6 Month LIBOR	6/1/2007	2,944.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587855913	395,280.00	395,280.00	7.000	6 Month LIBOR	6/1/2007	2,305.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587859913	398,500.00	398,500.00	6.500	6 Month LIBOR	6/1/2007	2,158.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587864913	448,000.00	448,000.00	6.250	6 Month LIBOR	6/1/2007	2,333.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587869913	344,000.00	344,000.00	6.500	6 Month LIBOR	6/1/2007	1,863.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587873913	314,500.00	314,500.00	6.750	6 Month LIBOR	7/1/2007	2,039.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587876913	436,000.00	436,000.00	6.990	6 Month LIBOR	7/1/2007	2,539.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587877913	180,000.00	180,000.00	7.000	Fixed Rate		1,197.55	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587878913	109,000.00	109,000.00	9.990	Fixed Rate		955.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587883913	299,200.00	299,200.00	6.500	6 Month LIBOR	6/1/2007	1,620.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587900913	476,000.00	476,000.00	6.500	6 Month LIBOR	6/1/2008	2,578.33	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587901913	47,600.00	47,578.71	9.950	Fixed Rate		415.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587902913	448,000.00	448,000.00	6.500	6 Month LIBOR	6/1/2007	2,426.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587906913	391,500.00	391,500.00	7.350	6 Month LIBOR	6/1/2007	2,397.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587907913	432,000.00	432,000.00	6.750	6 Month LIBOR	6/1/2007	2,430.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587908913	108,000.00	107,954.71	10.250	Fixed Rate		967.79	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587909913	197,600.00	197,600.00	6.750	6 Month LIBOR	6/1/2007	1,111.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587913913	277,950.00	277,950.00	7.500	6 Month LIBOR	6/1/2007	1,737.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587914913	444,000.00	444,000.00	6.250	6 Month LIBOR	6/1/2007	2,312.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587920913	276,300.00	276,300.00	7.150	6 Month LIBOR	6/1/2007	1,646.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587926913	318,750.00	318,750.00	6.750	6 Month LIBOR	6/1/2007	1,792.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587928913	420,000.00	419,616.61	6.450	Fixed Rate		2,640.90	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587929913	502,350.00	502,350.00	6.500	6 Month LIBOR	6/1/2007	2,721.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587931913	212,400.00	212,257.19	7.990	6 Month LIBOR	6/1/2007	1,557.04	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1

1587934913	229,500.00	229,500.00	7.150	1 Year Treasury	7/1/2010	1,367.44	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587935913	383,200.00	383,200.00	6.500	6 Month LIBOR	6/1/2007	2,075.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587944913	231,920.00	231,920.00	6.250	6 Month LIBOR	6/1/2007	1,207.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587953913	242,000.00	241,781.23	6.500	6 Month LIBOR	6/1/2008	1,529.61	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587962913	344,000.00	344,000.00	6.625	6 Month LIBOR	6/1/2007	1,899.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587963913	86,000.00	85,961.14	9.900	Fixed Rate		748.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587974913	278,800.00	278,547.96	6.500	Fixed Rate		1,762.21	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587975913	594,000.00	594,000.00	7.990	6 Month LIBOR	6/1/2007	3,955.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587984913	300,000.00	299,753.61	6.990	Fixed Rate		1,993.90	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587985913	323,200.00	323,200.00	6.250	6 Month LIBOR	6/1/2007	1,683.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587986913	80,800.00	80,764.18	9.990	Fixed Rate		708.49	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587995913	221,000.00	221,000.00	6.250	6 Month LIBOR	6/1/2007	1,151.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1587997913	423,200.00	423,200.00	6.875	6 Month LIBOR	7/1/2007	2,424.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588006913	131,000.00	131,000.00	6.990	6 Month LIBOR	6/1/2007	763.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588010913	461,550.00	461,550.00	6.500	6 Month LIBOR	6/1/2007	2,500.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588015913	476,000.00	476,000.00	6.250	6 Month LIBOR	6/1/2007	2,479.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588016913	84,000.00	83,962.44	9.950	Fixed Rate		734.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588023913	564,000.00	564,000.00	6.250	6 Month LIBOR	7/1/2007	2,937.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588026913	633,750.00	633,142.85	6.200	Fixed Rate		3,881.53	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588029913	315,000.00	315,000.00	6.000	6 Month LIBOR	6/1/2007	1,575.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588036913	208,000.00	208,000.00	6.500	6 Month LIBOR	7/1/2007	1,314.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588039913	190,000.00	189,832.37	6.625	Fixed Rate		1,216.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588043913	300,000.00	300,000.00	6.375	6 Month LIBOR	6/1/2007	1,593.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588046913	296,000.00	295,800.99	7.990	6 Month LIBOR	6/1/2007	2,169.89	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588047913	504,000.00	504,000.00	6.990	6 Month LIBOR	7/1/2007	2,935.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588055913	230,000.00	229,801.97	6.750	6 Month LIBOR	6/1/2007	1,491.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588060913	244,000.00	244,000.00	6.375	6 Month LIBOR	6/1/2007	1,296.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588061913	61,000.00	60,972.73	9.950	Fixed Rate		533.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588071913	416,000.00	416,000.00	7.700	6 Month LIBOR	6/1/2007	2,669.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588072913	259,250.00	259,250.00	6.000	6 Month LIBOR	6/1/2007	1,296.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588073913	463,250.00	463,250.00	6.875	6 Month LIBOR	6/1/2007	2,654.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588074913	45,750.00	45,727.50	9.500	Fixed Rate		384.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588078913	200,000.00	200,000.00	6.800	1 Year Treasury	7/1/2010	1,303.86	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588083913	234,000.00	234,000.00	6.200	6 Month LIBOR	6/1/2007	1,209.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588085913	246,400.00	246,177.25	6.500	6 Month LIBOR	6/1/2007	1,557.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588087913	516,000.00	516,000.00	6.625	6 Month LIBOR	7/1/2007	2,848.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1588089913	158,400.00	158,400.00	6.350	6 Month LIBOR	6/1/2007	838.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588091913	308,750.00	308,750.00	7.490	6 Month LIBOR	6/1/2007	1,927.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588096913	250,000.00	250,000.00	6.500	6 Month LIBOR	7/1/2007	1,580.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588097913	275,500.00	275,500.00	7.500	6 Month LIBOR	7/1/2007	1,926.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588098913	382,491.00	382,491.00	6.990	6 Month LIBOR	6/1/2007	2,228.01	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588100913	200,000.00	200,000.00	6.375	6 Month LIBOR	7/1/2007	1,062.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588102913	580,500.00	580,500.00	6.990	6 Month LIBOR	6/1/2007	3,381.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588106913	191,900.00	191,900.00	6.990	6 Month LIBOR	6/1/2007	1,117.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588113913	311,200.00	310,918.67	6.500	Fixed Rate		1,967.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588117913	212,000.00	212,000.00	7.375	6 Month LIBOR	7/1/2008	1,302.92	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588122913	160,000.00	160,000.00	6.650	Fixed Rate		886.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588124913	316,000.00	316,000.00	6.990	6 Month LIBOR	6/1/2007	1,840.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1588126913	425,000.00	425,000.00	6.350	6 Month LIBOR	7/1/2007	2,248.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588128913	344,000.00	344,000.00	6.750	1 Year Treasury	7/1/2010	1,935.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588129913	86,000.00	86,000.00	9.950	Fixed Rate		751.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588130913	328,500.00	328,500.00	7.950	6 Month LIBOR	6/1/2007	2,176.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588133913	376,000.00	376,000.00	6.750	6 Month LIBOR	7/1/2007	2,115.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588135913	268,000.00	268,000.00	6.990	6 Month LIBOR	7/1/2007	1,561.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588136913	408,000.00	408,000.00	6.600	6 Month LIBOR	7/1/2008	2,244.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588143913	178,000.00	178,000.00	6.750	6 Month LIBOR	7/1/2008	1,154.51	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588145913	144,400.00	144,400.00	7.500	6 Month LIBOR	7/1/2008	902.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588150913	315,000.00	315,000.00	7.950	6 Month LIBOR	7/1/2007	2,086.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588151913	260,000.00	260,000.00	6.990	6 Month LIBOR	7/1/2007	1,514.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588160913	265,250.00	265,250.00	6.450	6 Month LIBOR	7/1/2007	1,425.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1588164913	199,920.00	199,920.00	6.750	6 Month LIBOR	7/1/2007	1,124.55	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588167913	371,920.00	371,920.00	6.650	6 Month LIBOR	7/1/2007	2,061.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588168913	92,980.00	92,980.00	9.950	Fixed Rate		812.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588169913	228,000.00	228,000.00	6.350	6 Month LIBOR	7/1/2007	1,206.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588170913	57,000.00	57,000.00	9.950	Fixed Rate		498.12	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588172913	448,800.00	448,800.00	7.350	6 Month LIBOR	7/1/2007	2,748.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588177913	432,000.00	432,000.00	6.700	6 Month LIBOR	7/1/2007	2,412.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588185913	248,000.00	248,000.00	6.800	6 Month LIBOR	7/1/2007	1,616.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588192913	220,800.00	220,800.00	6.950	6 Month LIBOR	7/1/2007	1,461.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588193913	55,200.00	55,200.00	8.990	Fixed Rate		443.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588199913	291,920.00	291,920.00	7.250	6 Month LIBOR	7/1/2007	1,763.68	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588204913	217,600.00	217,600.00	6.990	6 Month LIBOR	7/1/2007	1,267.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1588206913	54,400.00	54,400.00	9.950	Fixed Rate		475.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588208913	204,000.00	204,000.00	6.990	6 Month LIBOR	7/1/2007	1,188.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588214913	368,000.00	368,000.00	6.500	6 Month LIBOR	7/1/2007	1,993.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588225913	220,000.00	220,000.00	6.875	6 Month LIBOR	7/1/2007	1,260.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588228913	634,500.00	634,500.00	6.375	1 Year Treasury	7/1/2010	3,370.78	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588229913	275,200.00	275,200.00	6.875	Fixed Rate		1,807.87	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588231913	593,750.00	593,750.00	6.990	6 Month LIBOR	7/1/2007	3,458.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588233913	409,500.00	409,196.09	7.500	6 Month LIBOR	6/1/2007	2,863.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588240913	195,200.00	195,200.00	6.750	6 Month LIBOR	7/1/2007	1,098.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588246913	280,000.00	280,000.00	7.750	Fixed Rate		2,005.96	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588247913	108,800.00	108,800.00	6.990	6 Month LIBOR	7/1/2007	723.12	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588254913	282,600.00	282,600.00	6.600	Fixed Rate		1,804.86	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588255913	187,500.00	187,500.00	6.850	Fixed Rate		1,228.62	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588256913	268,000.00	268,000.00	7.990	6 Month LIBOR	7/1/2007	1,784.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588267913	69,000.00	69,000.00	6.850	6 Month LIBOR	7/1/2007	452.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588268913	23,000.00	23,000.00	9.950	Fixed Rate		201.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588269913	150,000.00	150,000.00	7.150	Fixed Rate		1,013.12	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588270913	212,000.00	212,000.00	6.990	6 Month LIBOR	7/1/2007	1,234.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588271913	53,000.00	53,000.00	9.990	Fixed Rate		464.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588282913	168,000.00	168,000.00	6.150	6 Month LIBOR	7/1/2007	861.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588287913	414,000.00	414,000.00	6.500	6 Month LIBOR	7/1/2007	2,242.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588292913	632,800.00	632,800.00	6.500	6 Month LIBOR	7/1/2007	3,999.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588294913	420,000.00	420,000.00	6.250	6 Month LIBOR	7/1/2007	2,187.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588302913	260,000.00	260,000.00	6.350	6 Month LIBOR	7/1/2007	1,375.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1588305913	200,000.00	200,000.00	6.250	6 Month LIBOR	7/1/2007	1,041.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588306913	50,000.00	50,000.00	9.950	Fixed Rate		436.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588312913	243,000.00	243,000.00	8.750	6 Month LIBOR	7/1/2007	1,771.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588315913	422,400.00	422,400.00	6.500	6 Month LIBOR	7/1/2007	2,288.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588317913	283,857.00	283,857.00	6.050	6 Month LIBOR	7/1/2007	1,431.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588318913	50,092.00	50,092.00	9.990	Fixed Rate		439.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588342913	420,000.00	420,000.00	6.250	6 Month LIBOR	7/1/2007	2,187.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588344913	454,650.00	454,650.00	6.500	6 Month LIBOR	7/1/2007	2,462.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588345913	105,000.00	105,000.00	8.990	Fixed Rate		844.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588346913	80,250.00	80,250.00	9.950	Fixed Rate		701.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588347913	300,000.00	300,000.00	6.950	6 Month LIBOR	7/1/2007	1,737.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588350913	119,000.00	119,000.00	7.950	Fixed Rate		869.04	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588352913	420,000.00	420,000.00	6.400	6 Month LIBOR	7/1/2007	2,240.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588353913	209,712.00	209,712.00	6.750	6 Month LIBOR	7/1/2007	1,179.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588354913	52,428.00	52,428.00	9.950	Fixed Rate		458.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588357913	382,500.00	382,500.00	6.750	6 Month LIBOR	7/1/2007	2,151.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588358913	67,500.00	67,500.00	9.990	Fixed Rate		591.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588370913	255,000.00	255,000.00	7.250	Fixed Rate		1,739.55	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588372913	348,000.00	348,000.00	7.375	6 Month LIBOR	7/1/2007	2,138.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588379913	240,800.00	240,800.00	7.500	6 Month LIBOR	7/1/2007	1,505.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588395913	247,350.00	247,350.00	7.750	6 Month LIBOR	7/1/2008	1,597.47	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588403913	328,500.00	328,500.00	6.250	6 Month LIBOR	7/1/2007	1,710.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588406913	237,150.00	237,150.00	7.250	6 Month LIBOR	7/1/2007	1,432.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588408913	129,750.00	129,750.00	7.350	6 Month LIBOR	7/1/2007	893.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588414913	280,000.00	280,000.00	6.350	6 Month LIBOR	7/1/2008	1,481.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588415913	448,000.00	448,000.00	6.100	6 Month LIBOR	7/1/2007	2,277.33	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
1588420913	262,800.00	262,800.00	7.990	6 Month LIBOR	7/1/2008	1,749.81	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588423913	368,000.00	368,000.00	6.250	Fixed Rate		1,916.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588427913	327,250.00	327,250.00	6.375	Fixed Rate		2,041.62	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588429913	607,200.00	607,200.00	6.500	6 Month LIBOR	7/1/2008	3,289.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588431913	75,900.00	75,900.00	8.990	Fixed Rate		610.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588432913	488,000.00	488,000.00	6.250	6 Month LIBOR	7/1/2007	2,541.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588440913	297,000.00	297,000.00	7.250	6 Month LIBOR	7/1/2008	1,794.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588448913	297,000.00	297,000.00	7.500	6 Month LIBOR	7/1/2007	1,856.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588449913	301,750.00	301,750.00	6.790	6 Month LIBOR	7/1/2007	1,707.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588452913	665,000.00	665,000.00	7.990	6 Month LIBOR	7/1/2007	4,427.79	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588456913	223,200.00	223,200.00	7.250	6 Month LIBOR	7/1/2007	1,348.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588458913	200,000.00	200,000.00	6.500	6 Month LIBOR	7/1/2007	1,083.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588461913	300,000.00	300,000.00	6.990	6 Month LIBOR	7/1/2008	1,747.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588464913	305,150.00	305,150.00	6.625	6 Month LIBOR	7/1/2007	1,684.68	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588465913	53,850.00	53,850.00	9.950	Fixed Rate		470.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588470913	468,000.00	468,000.00	6.500	1 Year Treasury	7/1/2010	2,535.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588481913	403,200.00	403,200.00	6.500	6 Month LIBOR	7/1/2008	2,184.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588483913	190,000.00	190,000.00	7.990	Fixed Rate		1,392.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588484913	403,000.00	403,000.00	6.300	6 Month LIBOR	7/1/2007	2,115.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588485913	496,000.00	496,000.00	6.990	6 Month LIBOR	7/1/2007	2,889.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588488913	499,500.00	499,500.00	6.990	6 Month LIBOR	7/1/2007	2,909.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588502913	296,000.00	296,000.00	6.050	6 Month LIBOR	7/1/2007	1,784.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588508913	160,000.00	160,000.00	6.400	6 Month LIBOR	7/1/2007	853.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588516913	306,000.00	306,000.00	6.990	6 Month LIBOR	7/1/2008	1,782.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588517913	212,800.00	212,800.00	6.250	6 Month LIBOR	7/1/2007	1,310.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588521913	495,200.00	495,200.00	6.675	6 Month LIBOR	7/1/2007	2,754.55	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588524913	323,000.00	323,000.00	6.750	6 Month LIBOR	7/1/2007	1,816.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588526913	246,400.00	246,400.00	7.250	6 Month LIBOR	7/1/2007	1,488.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588533913	320,000.00	320,000.00	6.250	6 Month LIBOR	7/1/2008	1,666.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588535913	80,000.00	80,000.00	8.990	Fixed Rate		643.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588541913	240,000.00	240,000.00	6.990	6 Month LIBOR	7/1/2007	1,398.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588549913	329,600.00	329,600.00	6.875	6 Month LIBOR	7/1/2007	1,888.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588563913	216,000.00	216,000.00	6.750	6 Month LIBOR	7/1/2007	1,215.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588564913	54,000.00	54,000.00	9.900	Fixed Rate		469.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588569913	272,000.00	272,000.00	6.990	6 Month LIBOR	7/1/2008	1,584.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588570913	68,000.00	68,000.00	10.500	Fixed Rate		622.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588575913	435,000.00	435,000.00	6.625	6 Month LIBOR	7/1/2007	2,401.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588586913	437,750.00	437,750.00	6.150	6 Month LIBOR	7/1/2007	2,243.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588592913	229,500.00	229,500.00	6.250	6 Month LIBOR	7/1/2007	1,195.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588595913	518,250.00	518,250.00	7.750	6 Month LIBOR	7/1/2007	3,712.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588599913	300,000.00	300,000.00	6.550	6 Month LIBOR	7/1/2007	1,637.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588602913	268,000.00	268,000.00	6.250	6 Month LIBOR	7/1/2008	1,650.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588608913	247,200.00	247,200.00	6.500	6 Month LIBOR	7/1/2008	1,339.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588609913	61,800.00	61,800.00	9.990	Fixed Rate		541.89	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588613913	365,000.00	365,000.00	6.300	Fixed Rate		3,139.55	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588620913	337,000.00	337,000.00	7.150	6 Month LIBOR	7/1/2008	2,007.96	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588626913	456,000.00	456,000.00	6.375	6 Month LIBOR	7/1/2008	2,422.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588629913	306,000.00	306,000.00	6.650	6 Month LIBOR	7/1/2008	1,695.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588633913	464,792.00	464,792.00	6.975	6 Month LIBOR	7/1/2007	2,701.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588635913	200,000.00	200,000.00	6.625	6 Month LIBOR	7/1/2007	1,104.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588636913	127,000.00	127,000.00	6.050	6 Month LIBOR	7/1/2008	640.29	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588641913	188,000.00	188,000.00	6.700	6 Month LIBOR	7/1/2007	1,049.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588643913	560,000.00	560,000.00	6.250	6 Month LIBOR	7/1/2007	2,916.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588659913	459,000.00	459,000.00	6.900	6 Month LIBOR	7/1/2007	2,639.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588661913	223,600.00	223,600.00	6.850	6 Month LIBOR	7/1/2007	1,276.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588662913	473,875.00	473,875.00	6.750	6 Month LIBOR	7/1/2007	2,665.55	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588663913	39,500.00	39,500.00	9.950	Fixed Rate		345.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588676913	285,000.00	285,000.00	6.250	6 Month LIBOR	7/1/2008	1,484.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1588682913	263,200.00	263,200.00	6.750	6 Month LIBOR	7/1/2007	1,480.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588689913	271,800.00	271,800.00	6.250	6 Month LIBOR	7/1/2007	1,673.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588703913	300,000.00	300,000.00	6.375	6 Month LIBOR	7/1/2008	1,593.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588720913	850,000.00	850,000.00	6.990	6 Month LIBOR	7/1/2008	4,951.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588741913	600,000.00	600,000.00	6.750	6 Month LIBOR	7/1/2008	3,375.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588746913	281,250.00	281,250.00	6.750	6 Month LIBOR	7/1/2007	1,582.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588750913	268,000.00	268,000.00	6.240	6 Month LIBOR	7/1/2008	1,393.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588754913	383,000.00	383,000.00	6.375	6 Month LIBOR	7/1/2007	2,389.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588763913	250,000.00	250,000.00	6.400	6 Month LIBOR	7/1/2008	1,333.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588766913	322,400.00	322,400.00	7.450	6 Month LIBOR	7/1/2008	2,001.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588767913	384,000.00	384,000.00	6.150	6 Month LIBOR	7/1/2007	1,968.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588802913	501,500.00	501,500.00	7.300	6 Month LIBOR	7/1/2008	3,050.79	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1588815913	150,000.00	150,000.00	6.750	Fixed Rate		972.90	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588852913	443,200.00	443,200.00	7.500	6 Month LIBOR	7/1/2007	2,770.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588854913	520,000.00	520,000.00	6.250	6 Month LIBOR	7/1/2007	2,708.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588884913	264,000.00	264,000.00	6.750	6 Month LIBOR	7/1/2007	1,485.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588885913	66,000.00	66,000.00	9.990	Fixed Rate		578.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2116907112	484,000.00	484,000.00	6.825	6 Month LIBOR	6/1/2007	2,752.75	0.500	0.002	0	N/A	2
2116909112	192,000.00	192,000.00	7.250	6 Month LIBOR	7/1/2007	1,160.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2180217114	172,800.00	172,471.38	6.250	6 Month LIBOR	5/1/2008	1,063.96	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
2180219114	356,150.00	356,150.00	6.100	6 Month LIBOR	6/1/2008	1,810.43	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	2
2180220114	303,450.00	303,450.00	6.100	6 Month LIBOR	6/1/2008	1,542.54	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
2185232112	247,500.00	247,285.86	6.725	6 Month LIBOR	6/1/2008	1,601.17	0.500	0.002	0	N/A	1
2185241112	53,900.00	53,849.84	6.350	6 Month LIBOR	6/1/2007	335.39	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1

2185254112	364,000.00	364,000.00	7.250	6 Month LIBOR	5/1/2008	2,199.17	0.500	0.002	0	N/A	2
2185258112	99,000.00	99,000.00	7.400	6 Month LIBOR	6/1/2007	610.50	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185265112	154,850.00	154,849.62	8.375	6 Month LIBOR	5/1/2008	1,080.72	0.500	0.002	0	N/A	1
2185266112	125,000.00	124,847.70	8.490	6 Month LIBOR	5/1/2007	960.26	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185275112	352,000.00	352,000.00	6.950	6 Month LIBOR	5/1/2007	2,038.67	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185276112	88,000.00	87,928.24	10.400	Fixed Rate		798.40	0.500	0.002	0	N/A	2
2185283112	315,900.00	315,785.77	6.650	6 Month LIBOR	5/1/2008	1,750.61	0.500	0.002	0	N/A	1
2185289112	123,250.00	123,181.97	8.950	6 Month LIBOR	6/1/2007	987.27	0.500	0.002	12	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185292112	268,000.00	268,000.00	7.240	6 Month LIBOR	5/1/2008	1,616.93	0.500	0.002	0	N/A	1
2185296112	360,000.00	360,000.00	6.880	6 Month LIBOR	5/1/2008	2,064.00	0.500	0.002	0	N/A	2
2185298112	161,200.00	161,200.00	6.825	Fixed Rate		916.83	0.500	0.002	0	N/A	1
2185302112	374,000.00	374,000.00	6.750	6 Month LIBOR	6/1/2008	2,103.75	0.500	0.002	0	N/A	2

2185308112	160,000.00	159,731.69	6.900	6 Month LIBOR	5/1/2008	1,053.77	0.500	0.002	0	N/A	2
2185309112	40,000.00	39,968.06	10.500	Fixed Rate		365.90	0.500	0.002	0	N/A	1
2185315112	270,750.00	270,750.00	7.875	6 Month LIBOR	6/1/2008	1,776.80	0.500	0.002	0	N/A	1
2185318112	156,000.00	156,000.00	6.750	6 Month LIBOR	5/1/2008	877.50	0.500	0.002	0	N/A	1
2185320112	80,000.00	79,880.87	7.500	6 Month LIBOR	5/1/2008	559.38	0.500	0.002	0	N/A	1
2185324112	145,600.00	145,491.94	7.500	6 Month LIBOR	6/1/2008	1,018.06	0.500	0.002	0	N/A	1
2185338112	68,400.00	68,324.84	8.990	Fixed Rate		549.87	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185340112	122,160.00	121,959.22	7.000	6 Month LIBOR	5/1/2007	812.74	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185350112	368,000.00	367,421.24	7.225	6 Month LIBOR	5/1/2008	2,504.18	0.500	0.002	0	N/A	2
2185352112	205,600.00	205,599.68	8.525	6 Month LIBOR	5/1/2008	1,460.62	0.500	0.002	0	N/A	1
2185356112	254,000.00	254,000.00	8.400	6 Month LIBOR	6/1/2007	1,778.00	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185360112	161,000.00	160,927.24	9.900	6 Month LIBOR	6/1/2007	1,401.01	0.500	0.002	0	N/A	1

2185361112	172,000.00	172,000.00	6.900	6 Month LIBOR	5/1/2008	989.00	0.500	0.002	0	N/A	2
2185365112	282,625.00	282,625.00	6.750	6 Month LIBOR	6/1/2007	1,589.77	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185366112	224,000.00	224,000.00	7.125	6 Month LIBOR	6/1/2008	1,330.00	0.500	0.002	0	N/A	1
2185371112	108,800.00	108,660.76	8.250	6 Month LIBOR	5/1/2007	817.38	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185375112	112,500.00	112,410.04	7.125	6 Month LIBOR	6/1/2008	757.94	0.500	0.002	0	N/A	1
2185383112	81,000.00	80,952.91	8.700	Fixed Rate		634.34	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185393112	147,000.00	146,888.14	7.375	6 Month LIBOR	6/1/2008	1,015.30	0.500	0.002	0	N/A	1
2185394112	142,400.00	142,309.20	8.250	6 Month LIBOR	6/1/2008	1,069.81	0.500	0.002	0	N/A	1
2185395112	218,700.00	218,700.00	8.550	6 Month LIBOR	6/1/2007	1,558.24	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185402112	157,600.00	157,600.00	7.125	6 Month LIBOR	6/1/2008	935.75	0.500	0.002	0	N/A	2
2185404112	225,600.00	225,600.00	7.625	6 Month LIBOR	6/1/2008	1,433.50	0.500	0.002	0	N/A	1
2185408112	160,000.00	159,898.49	8.275	6 Month LIBOR	6/1/2007	1,204.84	0.500	0.002	0	N/A	1

2185413112	300,000.00	300,000.00	6.925	6 Month LIBOR	6/1/2008	1,731.25	0.500	0.002	0	N/A	2
2185414112	75,000.00	74,969.87	10.450	Fixed Rate		683.26	0.500	0.002	0	N/A	2
2185418112	191,250.00	191,250.00	7.350	6 Month LIBOR	6/1/2007	1,171.41	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185426112	160,000.00	160,000.00	6.650	6 Month LIBOR	7/1/2007	886.67	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185429112	204,000.00	203,859.61	7.875	6 Month LIBOR	6/1/2008	1,479.15	0.500	0.002	0	N/A	2
2185433112	520,200.00	520,200.00	6.900	6 Month LIBOR	7/1/2007	2,991.15	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185434112	173,000.00	172,871.61	7.500	6 Month LIBOR	6/1/2008	1,209.65	0.500	0.002	0	N/A	1
2185435112	76,500.00	75,875.39	8.275	6 Month LIBOR	6/1/2007	576.07	0.500	0.002	0	N/A	1
2185437112	98,800.00	98,800.00	9.250	6 Month LIBOR	7/1/2008	812.81	0.500	0.002	0	N/A	1
2185438112	272,000.00	272,000.00	6.990	6 Month LIBOR	6/1/2007	1,584.40	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185442112	301,750.00	301,750.00	7.950	6 Month LIBOR	6/1/2008	1,999.09	0.500	0.002	0	N/A	2
2185444112	528,000.00	528,000.00	6.750	6 Month LIBOR	6/1/2008	2,970.00	0.500	0.002	0	N/A	2

2185446112	99,900.00	99,900.00	7.250	6 Month LIBOR	6/1/2008	603.56	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2185448112	186,000.00	186,000.00	7.450	6 Month LIBOR	6/1/2007	1,154.75	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185450112	208,000.00	208,000.00	6.900	6 Month LIBOR	6/1/2008	1,196.00	0.500	0.002	0	N/A	2
2185451112	52,000.00	51,978.89	10.400	Fixed Rate		471.79	0.500	0.002	0	N/A	1
2185454112	326,240.00	326,240.00	7.390	1 Year Treasury	6/1/2010	2,009.09	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185461112	89,600.00	89,528.35	7.125	6 Month LIBOR	6/1/2008	603.66	0.500	0.002	0	N/A	1
2185465112	607,750.00	607,750.00	6.750	6 Month LIBOR	6/1/2008	3,418.59	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185469112	206,125.00	206,125.00	7.800	6 Month LIBOR	7/1/2008	1,339.81	0.500	0.002	0	N/A	2
2185471112	192,000.00	192,000.00	7.250	6 Month LIBOR	6/1/2008	1,160.00	0.500	0.002	0	N/A	1
2185472112	164,000.00	164,000.00	7.000	6 Month LIBOR	7/1/2008	956.67	0.500	0.002	0	N/A	1
2185473112	336,515.00	336,515.00	8.425	6 Month LIBOR	7/1/2008	2,362.62	0.500	0.002	0	N/A	2
2185484112	296,000.00	296,000.00	7.500	6 Month LIBOR	6/1/2007	1,850.00	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2

2185485112	74,000.00	73,970.27	10.450	Fixed Rate		674.15	0.500	0.002	0	N/A	2
2185490112	476,000.00	476,000.00	6.875	6 Month LIBOR	6/1/2008	2,727.08	0.500	0.002	0	N/A	2
2185492112	260,800.00	260,800.00	6.625	6 Month LIBOR	6/1/2008	1,439.83	0.500	0.002	0	N/A	2
2185494112	650,000.00	650,000.00	7.200	6 Month LIBOR	7/1/2008	3,900.00	0.500	0.002	0	N/A	2
2185495112	161,250.00	161,250.00	10.500	Fixed Rate		1,475.02	0.500	0.002	0	N/A	2
2185496112	345,000.00	345,000.00	8.000	6 Month LIBOR	7/1/2008	2,531.49	0.500	0.002	0	N/A	1
2185508112	315,000.00	315,000.00	7.475	6 Month LIBOR	7/1/2008	2,197.14	0.500	0.002	0	N/A	1
2185509112	575,450.00	574,985.25	7.075	6 Month LIBOR	6/1/2008	3,857.52	0.500	0.002	0	N/A	2
2185511112	280,000.00	279,758.93	6.750	Fixed Rate		1,816.08	0.500	0.002	0	N/A	1
2185512112	174,400.00	174,400.00	7.500	6 Month LIBOR	6/1/2008	1,090.00	0.500	0.002	0	N/A	2
2185518112	360,000.00	360,000.00	7.625	6 Month LIBOR	7/1/2008	2,548.06	0.500	0.002	0	N/A	2
2185519112	370,000.00	370,000.00	7.500	6 Month LIBOR	6/1/2008	2,312.50	0.500	0.002	0	N/A	2

2185520112	92,500.00	92,463.24	10.500	Fixed Rate		846.14	0.500	0.002	0	N/A	2
2185524112	357,000.00	357,000.00	7.500	6 Month LIBOR	6/1/2007	2,231.25	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185525112	63,000.00	62,974.69	10.450	Fixed Rate		573.94	0.500	0.002	0	N/A	2
2185526112	550,000.00	550,000.00	7.750	6 Month LIBOR	7/1/2008	3,552.08	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
2185527112	84,000.00	84,000.00	7.375	6 Month LIBOR	7/1/2008	516.25	0.500	0.002	0	N/A	1
2185530112	201,280.00	201,280.00	7.250	6 Month LIBOR	6/1/2008	1,216.07	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185532112	520,000.00	520,000.00	6.725	6 Month LIBOR	7/1/2008	3,364.08	0.500	0.002	0	N/A	2
2185533112	124,000.00	124,000.00	6.990	6 Month LIBOR	7/1/2007	824.15	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185536112	116,000.00	116,000.00	7.875	6 Month LIBOR	7/1/2008	761.25	0.500	0.002	0	N/A	1
2185537112	432,702.00	432,702.00	7.600	6 Month LIBOR	6/1/2008	2,740.45	0.500	0.002	0	N/A	2
2185538112	108,176.00	108,132.55	10.450	Fixed Rate		985.49	0.500	0.002	0	N/A	2
2185539112	167,500.00	167,400.60	8.600	Fixed Rate		1,299.82	0.500	0.002	0	N/A	2

2185547112	184,000.00	184,000.00	6.675	6 Month LIBOR	7/1/2008	1,023.50	0.500	0.002	0	N/A	1
2185548112	135,000.00	135,000.00	8.175	6 Month LIBOR	7/1/2008	919.69	0.500	0.002	0	N/A	1
2185559112	492,120.00	492,120.00	7.500	6 Month LIBOR	7/1/2007	3,075.75	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185560112	435,200.00	435,200.00	6.500	6 Month LIBOR	7/1/2007	2,750.77	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185570112	381,500.00	381,500.00	6.625	6 Month LIBOR	7/1/2007	2,442.79	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
2185574112	418,000.00	418,000.00	7.025	6 Month LIBOR	7/1/2008	2,447.04	0.500	0.002	0	N/A	2
2185582112	148,000.00	148,000.00	6.890	6 Month LIBOR	7/1/2007	973.74	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185583112	163,200.00	163,200.00	7.450	6 Month LIBOR	7/1/2008	1,013.20	0.500	0.002	0	N/A	2
2185596112	288,000.00	288,000.00	6.450	6 Month LIBOR	7/1/2007	1,548.00	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185597112	72,000.00	72,000.00	10.450	Fixed Rate		655.93	0.500	0.002	0	N/A	2
2185598112	157,500.00	157,500.00	7.525	6 Month LIBOR	7/1/2008	1,103.97	0.500	0.002	0	N/A	1
2185601112	107,900.00	107,900.00	7.225	6 Month LIBOR	7/1/2008	734.24	0.500	0.002	0	N/A	1

2185603112	386,750.00	386,750.00	7.125	6 Month LIBOR	7/1/2008	2,296.33	0.500	0.002	0	N/A	2
2185608112	238,000.00	238,000.00	8.990	6 Month LIBOR	7/1/2007	1,913.29	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185625112	192,000.00	192,000.00	6.750	6 Month LIBOR	7/1/2007	1,245.31	0.500	0.002	0	N/A	2
2185627112	254,900.00	254,900.00	6.875	6 Month LIBOR	7/1/2008	1,674.52	0.500	0.002	0	N/A	2
2185631112	342,450.00	342,450.00	8.350	6 Month LIBOR	7/1/2007	2,382.88	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185634112	290,700.00	290,700.00	8.450	6 Month LIBOR	7/1/2007	2,047.01	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185635112	328,000.00	328,000.00	6.975	6 Month LIBOR	7/1/2008	1,906.50	0.500	0.002	0	N/A	2
2185636112	41,000.00	41,000.00	10.400	Fixed Rate		371.99	0.500	0.002	0	N/A	2
2185639112	70,000.00	70,000.00	8.900	6 Month LIBOR	7/1/2008	519.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2185640112	308,000.00	308,000.00	7.000	6 Month LIBOR	7/1/2008	1,796.67	0.500	0.002	0	N/A	2
2185649112	255,000.00	255,000.00	7.350	6 Month LIBOR	7/1/2007	1,561.88	0.500	0.002	0	N/A	1
2185654112	319,920.00	319,920.00	7.420	6 Month LIBOR	7/1/2008	1,978.17	0.500	0.002	0	N/A	2

2185660112	391,200.00	391,200.00	6.775	6 Month LIBOR	7/1/2008	2,208.65	0.500	0.002	0	N/A	2
2185664112	155,700.00	155,700.00	7.675	6 Month LIBOR	7/1/2008	995.83	0.500	0.002	0	N/A	1
2185665112	120,000.00	120,000.00	7.000	Fixed Rate		798.37	0.500	0.002	0	N/A	1
2185672112	101,700.00	101,700.00	7.990	6 Month LIBOR	7/1/2007	745.53	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185673112	110,808.00	110,808.00	6.990	6 Month LIBOR	7/1/2007	736.47	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185675112	360,000.00	360,000.00	6.450	6 Month LIBOR	7/1/2008	1,935.00	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185677112	346,400.00	346,400.00	6.200	6 Month LIBOR	7/1/2007	1,789.73	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185678112	86,600.00	86,600.00	10.450	Fixed Rate		788.93	0.500	0.002	0	N/A	2
2185680112	92,800.00	92,800.00	8.990	Fixed Rate		746.03	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2185686112	416,000.00	416,000.00	7.000	6 Month LIBOR	7/1/2008	2,767.66	0.500	0.002	0	N/A	2
2185687112	84,000.00	84,000.00	9.900	Fixed Rate		730.97	0.500	0.002	0	N/A	2
2185697112	316,000.00	316,000.00	7.500	6 Month LIBOR	7/1/2008	1,975.00	0.500	0.002	0	N/A	2

2185702112	356,000.00	356,000.00	6.200	6 Month LIBOR	7/1/2007	1,839.33	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185703112	89,000.00	89,000.00	10.450	Fixed Rate		810.80	0.500	0.002	0	N/A	2
2185705112	211,500.00	211,500.00	6.750	6 Month LIBOR	7/1/2008	1,189.69	0.500	0.002	0	N/A	2
2185707112	127,500.00	127,500.00	8.250	6 Month LIBOR	7/1/2008	957.87	0.500	0.002	0	N/A	1
2185708112	360,000.00	360,000.00	7.000	6 Month LIBOR	7/1/2007	2,395.09	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185727112	317,600.00	317,600.00	7.000	6 Month LIBOR	7/1/2008	1,852.67	0.500	0.002	0	N/A	2
2185729112	220,000.00	220,000.00	7.525	6 Month LIBOR	7/1/2008	1,379.58	0.500	0.002	0	N/A	1
2185740112	276,000.00	276,000.00	6.670	6 Month LIBOR	7/1/2008	1,534.10	0.500	0.002	0	N/A	2
2185741112	69,000.00	69,000.00	10.450	Fixed Rate		628.60	0.500	0.002	0	N/A	1
2185750112	232,200.00	232,200.00	7.250	6 Month LIBOR	7/1/2008	1,584.02	0.500	0.002	0	N/A	1
2185761112	303,920.00	303,920.00	7.170	6 Month LIBOR	7/1/2008	1,815.92	0.500	0.002	0	N/A	2
2185766112	96,000.00	96,000.00	6.750	6 Month LIBOR	7/1/2008	540.00	0.500	0.002	0	N/A	1

2185767112	24,000.00	24,000.00	9.900	Fixed Rate		208.85	0.500	0.002	0	N/A	1
2185775112	216,000.00	216,000.00	6.975	6 Month LIBOR	7/1/2008	1,433.43	0.500	0.002	0	N/A	1
2185776112	185,000.00	185,000.00	8.250	6 Month LIBOR	7/1/2008	1,389.85	0.500	0.002	0	N/A	2
2185780112	300,000.00	300,000.00	6.300	6 Month LIBOR	7/1/2008	1,856.92	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185781112	280,000.00	280,000.00	7.200	6 Month LIBOR	7/1/2008	1,680.00	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185792112	188,000.00	188,000.00	6.750	6 Month LIBOR	7/1/2007	1,219.37	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185793112	450,000.00	450,000.00	7.990	6 Month LIBOR	7/1/2008	2,996.25	0.500	0.002	0	N/A	2
2185814112	450,500.00	450,500.00	6.250	6 Month LIBOR	7/1/2008	2,346.35	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
2185815112	79,500.00	79,500.00	10.450	Fixed Rate		724.25	0.500	0.002	0	N/A	2
2410002317	128,250.00	128,171.91	8.475	6 Month LIBOR	6/1/2008	983.87	0.500	0.002	0	N/A	1
2410004317	158,000.00	157,863.97	6.750	6 Month LIBOR	6/1/2008	1,024.79	0.500	0.002	0	N/A	1
2410015317	259,200.00	259,200.00	7.240	6 Month LIBOR	6/1/2008	1,563.84	0.500	0.002	0	N/A	2

2410017317	152,000.00	151,773.76	7.500	6 Month LIBOR	5/1/2008	1,062.81	0.500	0.002	0	N/A	1
2410019317	157,250.00	157,115.11	6.770	6 Month LIBOR	6/1/2007	1,022.02	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2410032317	105,750.00	105,676.11	7.800	6 Month LIBOR	6/1/2008	761.27	0.500	0.002	0	N/A	1
2410034317	592,000.00	592,000.00	6.600	6 Month LIBOR	7/1/2007	3,256.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410039317	131,516.00	131,516.00	7.250	6 Month LIBOR	5/1/2007	794.58	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410040317	32,879.00	32,851.88	10.350	Fixed Rate		297.08	0.500	0.002	0	N/A	1
2410043317	205,675.00	205,556.13	8.750	6 Month LIBOR	6/1/2008	1,618.05	0.500	0.002	0	N/A	2
2410046317	163,200.00	162,931.25	6.990	6 Month LIBOR	5/1/2007	1,084.68	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410052317	140,720.00	140,599.91	6.795	6 Month LIBOR	6/1/2008	916.93	0.500	0.002	0	N/A	1
2410076317	206,400.00	206,238.99	7.250	6 Month LIBOR	6/1/2008	1,408.02	0.500	0.002	0	N/A	1
2410081317	288,000.00	288,000.00	7.400	6 Month LIBOR	6/1/2007	1,776.00	0.500	0.002	0	N/A	1
2410084317	156,000.00	155,888.33	7.680	6 Month LIBOR	6/1/2008	1,110.07	0.500	0.002	0	N/A	1

2410085317	261,000.00	261,000.00	6.750	6 Month LIBOR	6/1/2008	1,468.13	0.500	0.002	0	N/A	1
2410091317	64,500.00	64,500.00	7.675	6 Month LIBOR	7/1/2008	458.75	0.500	0.002	0	N/A	1
2410097317	127,000.00	126,778.10	6.690	6 Month LIBOR	5/1/2008	818.67	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
2410098317	279,000.00	278,999.18	7.790	6 Month LIBOR	5/1/2007	1,811.18	0.500	0.002	0	N/A	1
2410099317	217,600.00	217,600.00	6.150	6 Month LIBOR	6/1/2007	1,115.20	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410105317	152,000.00	152,000.00	6.990	6 Month LIBOR	6/1/2008	885.40	0.500	0.002	0	N/A	1
2410118317	220,000.00	220,000.00	6.750	6 Month LIBOR	6/1/2008	1,237.50	0.500	0.002	0	N/A	1
2410119317	125,000.00	125,000.00	7.500	6 Month LIBOR	5/1/2007	781.25	0.500	0.002	0	N/A	1
2410121317	307,700.00	307,700.00	8.140	6 Month LIBOR	6/1/2008	2,087.23	0.500	0.002	0	N/A	1
2410125317	109,520.00	109,520.00	7.630	6 Month LIBOR	6/1/2007	775.56	0.500	0.002	0	N/A	1
2410126317	27,380.00	27,369.12	10.500	Fixed Rate		250.46	0.500	0.002	0	N/A	1
2410128317	160,000.00	159,868.59	6.990	6 Month LIBOR	6/1/2007	1,063.41	0.500	0.002	0	N/A	2

2410134317	290,700.00	290,520.24	8.400	6 Month LIBOR	6/1/2008	2,214.67	0.500	0.002	0	N/A	1
2410141317	60,500.00	60,413.27	7.690	6 Month LIBOR	5/1/2007	430.93	0.500	0.002	0	N/A	1
2410142317	155,500.00	155,419.39	9.250	6 Month LIBOR	6/1/2007	1,279.27	0.500	0.002	0	N/A	2
2410145317	107,600.00	107,518.37	7.390	6 Month LIBOR	6/1/2008	744.27	0.500	0.002	0	N/A	1
2410148317	384,000.00	384,000.00	7.650	6 Month LIBOR	5/1/2008	2,448.00	0.500	0.002	0	N/A	2
2410155317	127,200.00	127,200.00	6.250	6 Month LIBOR	6/1/2007	662.50	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410157317	150,000.00	149,891.98	7.650	6 Month LIBOR	6/1/2008	1,064.28	0.500	0.002	0	N/A	1
2410159317	251,750.00	251,750.00	6.890	6 Month LIBOR	5/1/2008	1,445.46	0.500	0.002	0	N/A	1
2410161317	162,000.00	161,888.51	7.875	6 Month LIBOR	6/1/2007	1,174.62	0.500	0.002	0	N/A	1
2410162317	168,000.00	168,000.00	7.850	6 Month LIBOR	6/1/2007	1,099.00	0.500	0.002	0	N/A	2
2410163317	42,000.00	41,983.13	10.450	Fixed Rate		382.63	0.500	0.002	0	N/A	1
2410164317	102,850.00	102,704.39	7.750	6 Month LIBOR	5/1/2008	736.84	0.500	0.002	0	N/A	1

2410165317	313,600.00	313,433.98	9.150	6 Month LIBOR	6/1/2008	2,557.22	0.500	0.002	0	N/A	1
2410166317	98,400.00	98,324.75	7.350	6 Month LIBOR	6/1/2008	677.95	0.500	0.002	0	N/A	1
2410170317	153,600.00	153,452.56	6.190	6 Month LIBOR	6/1/2007	939.76	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410172317	92,000.00	91,920.79	6.750	6 Month LIBOR	6/1/2008	596.72	0.500	0.002	0	N/A	1
2410174317	23,000.00	22,990.25	10.200	Fixed Rate		205.25	0.500	0.002	0	N/A	1
2410182317	60,000.00	59,954.57	7.400	6 Month LIBOR	6/1/2007	415.43	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410183317	20,000.00	19,991.88	10.400	Fixed Rate		181.46	0.500	0.002	0	N/A	1
2410184317	347,650.00	347,650.00	6.990	Fixed Rate		2,025.06	0.500	0.002	0	N/A	1
2410191317	272,000.00	272,000.00	7.400	6 Month LIBOR	6/1/2008	1,677.33	0.500	0.002	0	N/A	2
2410194317	172,000.00	172,000.00	7.075	6 Month LIBOR	6/1/2008	1,014.08	0.500	0.002	0	N/A	2
2410196317	244,000.00	244,000.00	6.990	6 Month LIBOR	5/1/2007	1,421.30	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2410210317	302,400.00	302,207.16	8.250	Fixed Rate		2,271.84	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1

2410211317	252,450.00	252,253.06	7.250	6 Month LIBOR	6/1/2008	1,722.16	0.500	0.002	0	N/A	1
2410214317	168,300.00	168,294.79	7.125	6 Month LIBOR	6/1/2008	999.28	0.500	0.002	0	N/A	1
2410215317	148,750.00	148,661.18	8.570	6 Month LIBOR	6/1/2007	1,151.15	0.500	0.002	0	N/A	1
2410220317	256,700.00	256,497.75	7.200	6 Month LIBOR	6/1/2008	1,742.45	0.500	0.002	0	N/A	1
2410222317	92,000.00	92,000.00	9.100	6 Month LIBOR	7/1/2008	697.67	0.500	0.002	0	N/A	1
2410230317	238,500.00	238,500.00	8.490	6 Month LIBOR	6/1/2008	1,687.39	0.500	0.002	0	N/A	1
2410231317	650,000.00	650,000.00	6.675	1 Year Treasury	6/1/2010	3,615.63	0.500	0.002	0	N/A	2
2410232317	110,000.00	109,955.81	10.450	Fixed Rate		1,002.11	0.500	0.002	0	N/A	2
2410234317	107,500.00	107,411.71	6.990	6 Month LIBOR	6/1/2008	714.48	0.500	0.002	0	N/A	1
2410243317	211,410.00	211,275.18	8.250	6 Month LIBOR	6/1/2008	1,588.26	0.500	0.002	0	N/A	2
2410248317	128,250.00	128,176.21	8.750	6 Month LIBOR	6/1/2008	1,008.95	0.500	0.002	0	N/A	1
2410249317	130,900.00	130,900.00	7.360	6 Month LIBOR	6/1/2008	802.85	0.500	0.002	0	N/A	1

2410252317	112,000.00	111,824.80	7.250	6 Month LIBOR	5/1/2007	764.04	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410255317	328,000.00	327,729.81	6.975	6 Month LIBOR	6/1/2007	2,176.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2410264317	100,000.00	100,000.00	7.370	6 Month LIBOR	7/1/2008	614.17	0.500	0.002	0	N/A	1
2410266317	208,250.00	208,250.00	7.350	6 Month LIBOR	6/1/2007	1,275.53	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2410271317	57,000.00	56,965.47	8.500	6 Month LIBOR	6/1/2007	438.29	0.500	0.002	30	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410275317	312,000.00	312,000.00	8.050	6 Month LIBOR	6/1/2008	2,093.00	0.500	0.002	0	N/A	2
2410277317	78,000.00	77,969.25	10.450	Fixed Rate		710.59	0.500	0.002	0	N/A	2
2410280317	162,320.00	162,320.00	6.500	6 Month LIBOR	6/1/2007	879.23	0.500	0.002	30	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410284317	250,320.00	250,320.00	7.990	6 Month LIBOR	6/1/2008	1,666.71	0.500	0.002	0	N/A	2
2410286317	89,600.00	89,530.10	7.250	6 Month LIBOR	6/1/2008	611.23	0.500	0.002	0	N/A	1
2410288317	142,000.00	141,891.41	7.350	6 Month LIBOR	6/1/2008	978.35	0.500	0.002	0	N/A	1
2410305317	144,600.00	144,481.24	6.990	6 Month LIBOR	6/1/2008	961.06	0.500	0.002	0	N/A	1

2410308317	256,500.00	256,500.00	7.990	6 Month LIBOR	6/1/2007	1,707.86	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410312317	113,520.00	113,440.68	7.800	6 Month LIBOR	6/1/2007	817.20	0.500	0.002	0	N/A	1
2410315317	198,400.00	198,400.00	7.500	6 Month LIBOR	6/1/2007	1,240.00	0.500	0.002	0	N/A	2
2410318317	216,900.00	216,900.00	6.750	6 Month LIBOR	6/1/2007	1,220.06	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410319317	153,600.00	153,480.77	7.275	6 Month LIBOR	6/1/2007	1,050.43	0.500	0.002	0	N/A	1
2410321317	121,200.00	121,200.00	7.500	6 Month LIBOR	7/1/2008	757.50	0.500	0.002	0	N/A	1
2410328317	345,000.00	344,714.40	6.950	6 Month LIBOR	6/1/2008	2,283.73	0.500	0.002	0	N/A	1
2410331317	123,600.00	123,493.58	6.750	6 Month LIBOR	6/1/2007	801.67	0.500	0.002	30	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410332317	142,400.00	142,287.81	7.200	6 Month LIBOR	6/1/2008	966.60	0.500	0.002	0	N/A	1
2410337317	215,200.00	215,200.00	7.325	6 Month LIBOR	6/1/2008	1,313.62	0.500	0.002	0	N/A	2
2410338317	53,800.00	53,778.39	10.450	Fixed Rate		490.12	0.500	0.002	0	N/A	1
2410340317	233,750.00	233,750.00	6.700	6 Month LIBOR	6/1/2008	1,305.10	0.500	0.002	0	N/A	1

2410344317	155,760.00	155,760.00	6.990	6 Month LIBOR	6/1/2007	907.30	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410349317	184,000.00	183,846.18	6.900	6 Month LIBOR	6/1/2008	1,211.83	0.500	0.002	0	N/A	1
2410352317	203,400.00	203,276.78	8.500	6 Month LIBOR	6/1/2007	1,563.98	0.500	0.002	0	N/A	1
2410354317	114,400.00	114,303.42	6.850	6 Month LIBOR	6/1/2008	749.62	0.500	0.002	0	N/A	1
2410358317	151,600.00	151,522.23	9.300	6 Month LIBOR	6/1/2008	1,252.68	0.500	0.002	0	N/A	1
2410364317	334,320.00	334,320.00	7.600	6 Month LIBOR	6/1/2007	2,117.36	0.500	0.002	0	N/A	2
2410366317	450,000.00	450,000.00	7.680	6 Month LIBOR	6/1/2008	2,880.00	0.500	0.002	0	N/A	1
2410367317	60,000.00	59,954.48	7.390	6 Month LIBOR	6/1/2007	415.02	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
2410374317	87,800.00	87,723.29	6.675	6 Month LIBOR	6/1/2008	565.10	0.500	0.002	0	N/A	1
2410376317	176,000.00	175,855.45	6.990	6 Month LIBOR	6/1/2008	1,169.76	0.500	0.002	0	N/A	1
2410380317	252,800.00	252,800.00	6.990	6 Month LIBOR	6/1/2008	1,472.56	0.500	0.002	0	N/A	2
2410383317	220,000.00	220,000.00	6.350	6 Month LIBOR	6/1/2007	1,164.17	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1

2410387317	120,000.00	120,000.00	6.750	6 Month LIBOR	6/1/2007	675.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410388317	168,000.00	168,000.00	6.200	6 Month LIBOR	6/1/2007	868.00	0.500	0.002	30	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410389317	42,000.00	41,980.01	9.655	Fixed Rate		357.92	0.500	0.002	0	N/A	1
2410391317	115,600.00	115,503.17	6.890	6 Month LIBOR	6/1/2008	760.57	0.500	0.002	0	N/A	1
2410392317	28,900.00	28,887.07	9.950	Fixed Rate		252.56	0.500	0.002	0	N/A	1
2410397317	223,200.00	223,200.00	6.350	6 Month LIBOR	6/1/2007	1,181.10	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410400317	498,750.00	498,750.00	7.700	6 Month LIBOR	6/1/2007	3,200.31	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2410401317	319,920.00	319,689.61	7.650	6 Month LIBOR	6/1/2008	2,269.88	0.500	0.002	0	N/A	2
2410406317	114,400.00	114,292.29	6.290	6 Month LIBOR	6/1/2008	707.36	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410411317	238,400.00	238,400.00	8.200	6 Month LIBOR	7/1/2008	1,629.07	0.500	0.002	0	N/A	1
2410412317	98,400.00	98,400.00	7.480	6 Month LIBOR	6/1/2008	613.36	0.500	0.002	0	N/A	1
2410414317	120,000.00	119,906.39	7.250	6 Month LIBOR	6/1/2008	818.62	0.500	0.002	0	N/A	1

2410419317	307,700.00	307,700.00	7.400	6 Month LIBOR	6/1/2008	1,897.48	0.500	0.002	0	N/A	1
2410422317	136,000.00	135,883.82	6.790	Fixed Rate		885.72	0.500	0.002	0	N/A	1
2410430317	107,350.00	107,271.91	7.600	6 Month LIBOR	6/1/2008	757.98	0.500	0.002	0	N/A	1
2410433317	276,800.00	276,800.00	7.620	6 Month LIBOR	6/1/2008	1,757.68	0.500	0.002	0	N/A	1
2410434317	107,120.00	107,032.02	6.990	6 Month LIBOR	6/1/2007	711.96	0.500	0.002	30	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410436317	117,600.00	117,600.00	7.250	6 Month LIBOR	6/1/2007	710.50	0.500	0.002	0	N/A	1
2410439317	127,500.00	127,500.00	6.790	6 Month LIBOR	6/1/2007	721.44	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410445317	109,600.00	109,517.02	7.400	6 Month LIBOR	6/1/2008	758.85	0.500	0.002	0	N/A	1
2410446317	172,000.00	172,000.00	6.850	6 Month LIBOR	6/1/2008	981.83	0.500	0.002	0	N/A	2
2410456317	221,000.00	220,844.02	7.750	6 Month LIBOR	6/1/2008	1,583.28	0.500	0.002	0	N/A	2
2410465317	202,400.00	202,400.00	6.750	6 Month LIBOR	6/1/2007	1,138.50	0.500	0.002	0	N/A	2
2410466317	178,000.00	177,844.94	6.690	6 Month LIBOR	6/1/2007	1,147.42	0.500	0.002	0	N/A	1

2410471317	360,000.00	360,000.00	7.550	6 Month LIBOR	7/1/2007	2,265.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2410473317	152,915.00	152,915.00	7.250	6 Month LIBOR	7/1/2008	1,043.15	0.500	0.002	0	N/A	1
2410478317	108,000.00	107,906.56	6.725	6 Month LIBOR	6/1/2008	698.70	0.500	0.002	0	N/A	1
2410482317	155,200.00	155,200.00	6.700	6 Month LIBOR	6/1/2007	866.53	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410488317	270,000.00	270,000.00	7.800	6 Month LIBOR	6/1/2008	1,755.00	0.500	0.002	0	N/A	2
2410491317	301,750.00	301,543.18	7.895	6 Month LIBOR	6/1/2008	2,192.09	0.500	0.002	0	N/A	1
2410492317	138,750.00	138,682.47	9.550	6 Month LIBOR	6/1/2008	1,171.76	0.500	0.002	0	N/A	1
2410494317	287,300.00	287,118.66	8.300	6 Month LIBOR	6/1/2008	2,168.50	0.500	0.002	0	N/A	1
2410497317	65,000.00	64,943.38	6.690	6 Month LIBOR	6/1/2007	419.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
2410505317	176,800.00	176,800.00	6.990	6 Month LIBOR	7/1/2008	1,029.86	0.500	0.002	0	N/A	2
2410509317	128,700.00	128,611.43	7.875	6 Month LIBOR	6/1/2008	933.17	0.500	0.002	0	N/A	1
2410513317	75,000.00	74,945.44	7.600	6 Month LIBOR	6/1/2007	529.56	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

2410519317	308,000.00	307,734.82	6.750	6 Month LIBOR	6/1/2007	1,997.69	0.500	0.002	0	N/A	2
2410520317	100,000.00	99,911.34	6.600	6 Month LIBOR	6/1/2007	638.66	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410521317	194,400.00	194,240.65	7.000	6 Month LIBOR	6/1/2007	1,293.35	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410522317	77,000.00	76,965.57	9.950	Fixed Rate		672.89	0.500	0.002	0	N/A	2
2410523317	234,000.00	233,851.54	8.275	6 Month LIBOR	6/1/2008	1,762.08	0.500	0.002	0	N/A	1
2410527317	120,000.00	119,925.64	8.390	6 Month LIBOR	6/1/2007	913.36	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410534317	85,600.00	85,533.22	7.250	6 Month LIBOR	6/1/2007	583.95	0.500	0.002	0	N/A	1
2410537317	276,000.00	275,763.29	6.770	6 Month LIBOR	6/1/2008	1,793.81	0.500	0.002	0	N/A	2
2410538317	344,000.00	343,702.37	6.725	6 Month LIBOR	6/1/2008	2,225.47	0.500	0.002	0	N/A	1
2410543317	152,000.00	152,000.00	7.600	6 Month LIBOR	7/1/2008	962.67	0.500	0.002	0	N/A	1
2410544317	38,000.00	38,000.00	10.400	Fixed Rate		344.77	0.500	0.002	0	N/A	1
2410548317	196,000.00	195,854.54	7.500	6 Month LIBOR	6/1/2008	1,370.47	0.500	0.002	0	N/A	2

2410549317	140,000.00	139,877.08	6.650	6 Month LIBOR	6/1/2007	898.76	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410555317	190,400.00	190,239.25	6.850	6 Month LIBOR	6/1/2008	1,247.62	0.500	0.002	0	N/A	1
2410559317	390,400.00	390,400.00	6.350	6 Month LIBOR	7/1/2008	2,065.87	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2410566317	192,000.00	192,000.00	6.600	6 Month LIBOR	7/1/2008	1,226.23	0.500	0.002	0	N/A	2
2410568317	127,600.00	127,486.87	6.600	6 Month LIBOR	6/1/2008	814.93	0.500	0.002	0	N/A	1
2410569317	193,920.00	193,757.08	6.875	6 Month LIBOR	6/1/2008	1,273.92	0.500	0.002	0	N/A	2
2410579317	179,920.00	179,920.00	6.750	6 Month LIBOR	6/1/2007	1,012.05	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410583317	138,600.00	138,497.14	7.500	6 Month LIBOR	6/1/2008	969.12	0.500	0.002	0	N/A	1
2410589317	200,000.00	200,000.00	6.350	6 Month LIBOR	6/1/2007	1,058.33	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410597317	153,600.00	153,600.00	6.950	6 Month LIBOR	7/1/2008	1,016.76	0.500	0.002	0	N/A	1
2410602317	216,000.00	215,881.77	8.990	6 Month LIBOR	6/1/2008	1,736.44	0.500	0.002	0	N/A	1
2410603317	252,000.00	252,000.00	7.990	6 Month LIBOR	7/1/2008	1,847.34	0.500	0.002	0	N/A	2

2410608317	133,000.00	132,909.85	7.950	6 Month LIBOR	6/1/2007	971.28	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410609317	112,200.00	112,200.00	8.190	6 Month LIBOR	6/1/2007	765.77	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410611317	148,000.00	148,000.00	6.300	6 Month LIBOR	6/1/2007	777.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410612317	95,000.00	95,000.00	6.990	6 Month LIBOR	6/1/2007	553.38	0.500	0.002	0	N/A	1
2410619317	396,000.00	396,000.00	7.500	6 Month LIBOR	6/1/2007	2,475.00	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410632317	137,000.00	137,000.00	7.150	Fixed Rate		925.31	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410634317	240,000.00	240,000.00	7.950	6 Month LIBOR	6/1/2008	1,590.00	0.500	0.002	0	N/A	1
2410635317	60,000.00	59,975.90	10.450	Fixed Rate		546.61	0.500	0.002	0	N/A	1
2410648317	92,000.00	92,000.00	6.975	6 Month LIBOR	6/1/2008	534.75	0.500	0.002	0	N/A	1
2410649317	168,000.00	168,000.00	6.950	Fixed Rate		973.00	0.500	0.002	0	N/A	1
2410651317	62,550.00	62,493.34	6.490	6 Month LIBOR	6/1/2007	394.95	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
2410653317	100,000.00	99,950.81	9.500	6 Month LIBOR	6/1/2008	840.86	0.500	0.002	0	N/A	1

2410655317	144,000.00	143,894.19	7.550	6 Month LIBOR	6/1/2008	1,011.81	0.500	0.002	0	N/A	1
2410659317	284,000.00	284,000.00	7.350	6 Month LIBOR	6/1/2008	1,739.50	0.500	0.002	0	N/A	2
2410660317	53,250.00	53,228.84	10.500	Fixed Rate		487.10	0.500	0.002	0	N/A	1
2410664317	399,000.00	399,000.00	7.990	6 Month LIBOR	6/1/2008	2,656.68	0.500	0.002	0	N/A	2
2410668317	224,800.00	224,800.00	7.500	6 Month LIBOR	6/1/2007	1,405.00	0.500	0.002	0	N/A	2
2410670317	56,200.00	56,177.18	10.400	Fixed Rate		509.89	0.500	0.002	0	N/A	1
2410672317	131,120.00	131,006.00	6.700	6 Month LIBOR	6/1/2007	846.09	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410673317	71,500.00	71,437.71	6.690	6 Month LIBOR	6/1/2007	460.90	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
2410678317	171,000.00	171,000.00	8.375	6 Month LIBOR	6/1/2007	1,193.44	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2410687317	70,000.00	70,000.00	7.750	6 Month LIBOR	7/1/2008	501.49	0.500	0.002	0	N/A	1
2410689317	172,000.00	172,000.00	7.150	6 Month LIBOR	7/1/2008	1,024.83	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410692317	67,000.00	66,949.02	7.375	6 Month LIBOR	6/1/2008	462.76	0.500	0.002	0	N/A	1

2410696317	120,000.00	119,911.83	7.550	6 Month LIBOR	6/1/2007	843.17	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
2410697317	252,000.00	252,000.00	7.550	6 Month LIBOR	6/1/2008	1,585.50	0.500	0.002	0	N/A	2
2410699317	209,600.00	209,600.00	7.150	6 Month LIBOR	7/1/2007	1,415.66	0.500	0.002	0	N/A	2
2410700317	52,400.00	52,400.00	10.450	Fixed Rate		477.37	0.500	0.002	0	N/A	1
2410709317	116,000.00	115,904.72	6.990	6 Month LIBOR	6/1/2007	770.98	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
2410711317	140,720.00	140,720.00	7.600	6 Month LIBOR	7/1/2008	891.23	0.500	0.002	0	N/A	1
2410715317	114,665.00	114,565.30	6.700	6 Month LIBOR	6/1/2007	739.91	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410718317	169,200.00	169,200.00	6.250	6 Month LIBOR	6/1/2008	881.25	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410719317	130,000.00	129,886.96	6.700	6 Month LIBOR	6/1/2007	838.87	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410730317	156,000.00	155,850.55	6.200	6 Month LIBOR	6/1/2007	955.46	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410738317	155,550.00	155,550.00	6.600	6 Month LIBOR	7/1/2008	855.53	0.500	0.002	0	N/A	2
2410746317	168,000.00	167,868.94	7.250	6 Month LIBOR	6/1/2007	1,146.06	0.500	0.002	0	N/A	1

2410747317	127,200.00	127,200.00	6.890	6 Month LIBOR	7/1/2008	836.89	0.500	0.002	0	N/A	1
2410761317	214,400.00	214,400.00	7.500	6 Month LIBOR	6/1/2008	1,340.00	0.500	0.002	0	N/A	2
2410768317	116,000.00	115,902.64	6.880	6 Month LIBOR	6/1/2008	762.43	0.500	0.002	0	N/A	1
2410778317	99,920.00	99,920.00	6.990	6 Month LIBOR	7/1/2008	664.10	0.500	0.002	0	N/A	1
2410779317	211,500.00	211,500.00	7.800	6 Month LIBOR	7/1/2007	1,374.75	0.500	0.002	0	N/A	1
2410780317	484,000.00	483,761.93	9.500	6 Month LIBOR	6/1/2008	4,069.74	0.500	0.002	0	N/A	2
2410781317	73,000.00	72,941.04	7.250	6 Month LIBOR	6/1/2008	497.99	0.500	0.002	0	N/A	1
2410784317	212,000.00	211,838.68	7.375	6 Month LIBOR	6/1/2008	1,464.24	0.500	0.002	0	N/A	2
2410785317	53,000.00	52,978.33	10.400	Fixed Rate		480.86	0.500	0.002	0	N/A	1
2410795317	382,725.00	382,725.00	7.990	6 Month LIBOR	6/1/2007	2,548.31	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410810317	199,900.00	199,900.00	7.250	6 Month LIBOR	7/1/2008	1,363.68	0.500	0.002	0	N/A	1
2410811317	276,500.00	276,327.26	8.350	6 Month LIBOR	6/1/2008	2,096.73	0.500	0.002	0	N/A	1

2410813317	215,920.00	215,920.00	7.400	6 Month LIBOR	7/1/2008	1,494.99	0.500	0.002	0	N/A	2
2410814317	40,485.00	40,485.00	10.400	Fixed Rate		367.31	0.500	0.002	0	N/A	1
2410816317	420,000.00	419,647.15	6.875	6 Month LIBOR	6/1/2008	2,759.11	0.500	0.002	0	N/A	2
2410830317	249,000.00	248,832.59	7.990	6 Month LIBOR	6/1/2007	1,825.34	0.500	0.002	0	N/A	1
2410836317	98,400.00	98,400.00	7.850	6 Month LIBOR	6/1/2008	643.70	0.500	0.002	0	N/A	1
2410837317	24,600.00	24,590.12	10.450	Fixed Rate		224.11	0.500	0.002	0	N/A	1
2410839317	284,000.00	284,000.00	7.120	6 Month LIBOR	6/1/2008	1,685.07	0.500	0.002	0	N/A	1
2410848317	217,800.00	217,800.00	8.750	6 Month LIBOR	6/1/2008	1,588.13	0.500	0.002	0	N/A	1
2410852317	108,000.00	107,912.78	7.075	6 Month LIBOR	6/1/2008	723.98	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410853317	142,400.00	142,400.00	7.500	6 Month LIBOR	7/1/2007	890.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410863317	124,000.00	124,000.00	6.990	6 Month LIBOR	7/1/2008	824.15	0.500	0.002	0	N/A	1
2410864317	268,850.00	268,646.45	7.400	6 Month LIBOR	6/1/2008	1,861.47	0.500	0.002	0	N/A	1

2410867317	155,000.00	155,000.00	7.250	6 Month LIBOR	7/1/2008	1,057.38	0.500	0.002	0	N/A	1
2410873317	166,400.00	166,400.00	7.450	6 Month LIBOR	6/1/2007	1,033.07	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2410875317	120,000.00	119,901.44	6.990	6 Month LIBOR	6/1/2008	797.56	0.500	0.002	0	N/A	1
2410880317	112,000.00	111,930.74	8.400	6 Month LIBOR	6/1/2007	853.26	0.500	0.002	0	N/A	1
2410886317	62,000.00	61,956.68	7.800	6 Month LIBOR	6/1/2008	446.32	0.500	0.002	0	N/A	1
2410889317	20,000.00	19,991.97	10.450	Fixed Rate		182.21	0.500	0.002	0	N/A	1
2410892317	171,000.00	171,000.00	6.990	6 Month LIBOR	6/1/2008	996.08	0.500	0.002	0	N/A	1
2410895317	176,000.00	175,833.00	6.250	6 Month LIBOR	6/1/2007	1,083.67	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410897317	123,165.00	123,165.00	6.790	6 Month LIBOR	7/1/2007	802.13	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410903317	118,800.00	118,800.00	7.400	6 Month LIBOR	7/1/2007	732.60	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410908317	233,750.00	233,750.00	7.650	6 Month LIBOR	6/1/2007	1,490.16	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410909317	202,500.00	202,500.00	7.100	6 Month LIBOR	7/1/2008	1,198.13	0.500	0.002	0	N/A	1

2410910317	220,000.00	220,000.00	7.490	6 Month LIBOR	7/1/2008	1,373.17	0.500	0.002	0	N/A	1
2410911317	151,920.00	151,801.48	7.250	6 Month LIBOR	6/1/2008	1,036.37	0.500	0.002	0	N/A	1
2410917317	237,000.00	237,000.00	7.350	6 Month LIBOR	7/1/2008	1,451.63	0.500	0.002	0	N/A	1
2410921317	108,800.00	108,701.64	6.500	6 Month LIBOR	6/1/2007	687.70	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2410930317	85,500.00	85,500.00	7.490	6 Month LIBOR	7/1/2007	597.25	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410933317	161,500.00	161,500.00	7.500	6 Month LIBOR	6/1/2008	1,009.38	0.500	0.002	0	N/A	1
2410935317	112,200.00	112,135.45	8.750	6 Month LIBOR	6/1/2008	882.68	0.500	0.002	0	N/A	1
2410956317	212,800.00	212,800.00	8.250	6 Month LIBOR	7/1/2008	1,463.00	0.500	0.002	0	N/A	2
2410963317	175,200.00	175,200.00	7.550	6 Month LIBOR	7/1/2008	1,231.03	0.500	0.002	0	N/A	2
2410967317	310,250.00	310,250.00	6.950	6 Month LIBOR	7/1/2007	2,053.70	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410971317	369,750.00	369,521.36	8.400	6 Month LIBOR	6/1/2008	2,816.90	0.500	0.002	0	N/A	2
2410976317	240,125.00	240,125.00	7.800	6 Month LIBOR	7/1/2008	1,560.81	0.500	0.002	0	N/A	2

2410977317	42,375.00	42,375.00	10.450	Fixed Rate		386.04	0.500	0.002	0	N/A	1
2410983317	240,300.00	240,300.00	7.400	6 Month LIBOR	7/1/2008	1,481.85	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2410986317	214,400.00	214,400.00	6.990	6 Month LIBOR	6/1/2008	1,248.88	0.500	0.002	0	N/A	2
2410987317	53,600.00	53,578.47	10.450	Fixed Rate		488.30	0.500	0.002	0	N/A	1
2410990317	191,250.00	191,250.00	7.675	6 Month LIBOR	6/1/2008	1,223.20	0.500	0.002	0	N/A	2
2410991317	33,750.00	33,736.30	10.400	Fixed Rate		306.21	0.500	0.002	0	N/A	1
2410992317	159,600.00	159,600.00	7.450	6 Month LIBOR	7/1/2008	1,110.49	0.500	0.002	0	N/A	1
2410993317	147,250.00	147,250.00	7.750	6 Month LIBOR	6/1/2007	950.99	0.500	0.002	0	N/A	1
2411008317	280,000.00	280,000.00	7.500	6 Month LIBOR	7/1/2007	1,750.00	0.500	0.002	0	N/A	1
2411009317	204,000.00	204,000.00	7.750	6 Month LIBOR	7/1/2007	1,461.49	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411010317	231,000.00	231,000.00	6.740	6 Month LIBOR	6/1/2008	1,297.45	0.500	0.002	0	N/A	1
2411011317	181,600.00	181,600.00	7.200	6 Month LIBOR	7/1/2008	1,232.68	0.500	0.002	0	N/A	2

2411017317	127,000.00	127,000.00	7.050	6 Month LIBOR	7/1/2008	746.13	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411021317	441,000.00	441,000.00	8.750	6 Month LIBOR	7/1/2008	3,215.63	0.500	0.002	0	N/A	2
2411025317	248,400.00	248,400.00	7.750	6 Month LIBOR	7/1/2008	1,604.25	0.500	0.002	0	N/A	2
2411030317	197,760.00	197,760.00	7.250	6 Month LIBOR	7/1/2007	1,349.08	0.500	0.002	0	N/A	2
2411031317	113,200.00	113,107.03	6.990	6 Month LIBOR	6/1/2008	752.37	0.500	0.002	0	N/A	1
2411032317	49,440.00	49,440.00	10.450	Fixed Rate		450.41	0.500	0.002	0	N/A	1
2411033317	21,225.00	21,216.47	10.450	Fixed Rate		193.37	0.500	0.002	0	N/A	1
2411034317	533,000.00	532,661.86	8.275	6 Month LIBOR	6/1/2008	4,013.63	0.500	0.002	0	N/A	2
2411038317	270,400.00	270,400.00	6.900	6 Month LIBOR	7/1/2008	1,554.80	0.500	0.002	0	N/A	2
2411040317	132,000.00	132,000.00	7.990	6 Month LIBOR	7/1/2007	967.65	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411045317	152,000.00	152,000.00	6.550	6 Month LIBOR	6/1/2008	829.67	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411046317	20,000.00	19,990.16	9.500	Fixed Rate		168.18	0.500	0.002	0	N/A	1

2411047317	250,400.00	250,400.00	6.925	6 Month LIBOR	6/1/2008	1,445.02	0.500	0.002	0	N/A	2
2411048317	62,600.00	62,572.01	9.950	Fixed Rate		547.05	0.500	0.002	0	N/A	1
2411053317	84,000.00	84,000.00	7.550	6 Month LIBOR	7/1/2007	590.22	0.500	0.002	0	N/A	1
2411056317	162,000.00	162,000.00	8.490	6 Month LIBOR	7/1/2008	1,146.15	0.500	0.002	0	N/A	1
2411064317	100,000.00	100,000.00	7.000	6 Month LIBOR	7/1/2007	665.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2411070317	180,900.00	180,900.00	6.950	6 Month LIBOR	7/1/2007	1,197.47	0.500	0.002	0	N/A	1
2411074317	184,800.00	184,617.78	6.050	6 Month LIBOR	6/1/2008	1,113.92	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2411076317	180,000.00	179,850.99	6.950	6 Month LIBOR	6/1/2008	1,191.51	0.500	0.002	0	N/A	1
2411079317	112,000.00	112,000.00	6.750	6 Month LIBOR	7/1/2008	630.00	0.500	0.002	0	N/A	1
2411088317	97,520.00	97,520.00	7.300	6 Month LIBOR	7/1/2007	668.57	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411090317	24,380.00	24,380.00	10.400	Fixed Rate		221.20	0.500	0.002	0	N/A	1
2411095317	186,400.00	186,300.29	9.100	6 Month LIBOR	6/1/2007	1,513.25	0.500	0.002	0	N/A	1

2411097317	164,500.00	164,500.00	6.600	6 Month LIBOR	7/1/2008	1,050.60	0.500	0.002	0	N/A	1
2411099317	159,000.00	159,000.00	6.950	6 Month LIBOR	7/1/2008	1,052.50	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2411107317	58,000.00	58,000.00	8.250	6 Month LIBOR	7/1/2007	435.74	0.500	0.002	0	N/A	1
2411109317	424,800.00	424,800.00	9.400	6 Month LIBOR	7/1/2008	3,327.60	0.500	0.002	0	N/A	2
2411110317	140,000.00	140,000.00	7.750	6 Month LIBOR	7/1/2008	1,002.98	0.500	0.002	0	N/A	1
2411112317	119,000.00	119,000.00	6.750	6 Month LIBOR	7/1/2008	771.84	0.500	0.002	0	N/A	1
2411113317	114,000.00	114,000.00	8.350	6 Month LIBOR	7/1/2007	793.25	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411115317	160,000.00	160,000.00	8.350	6 Month LIBOR	6/1/2007	1,113.33	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411121317	92,000.00	92,000.00	7.300	6 Month LIBOR	7/1/2007	630.73	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411126317	46,200.00	46,179.12	9.900	Fixed Rate		402.03	0.500	0.002	0	N/A	1
2411129317	138,750.00	138,750.00	6.625	6 Month LIBOR	7/1/2008	888.44	0.500	0.002	0	N/A	1
2411133317	176,000.00	176,000.00	6.700	6 Month LIBOR	7/1/2008	1,135.69	0.500	0.002	0	N/A	1

2411140317	108,000.00	108,000.00	7.750	6 Month LIBOR	7/1/2008	697.50	0.500	0.002	0	N/A	1
2411153317	157,500.00	157,500.00	8.490	6 Month LIBOR	7/1/2007	1,114.31	0.500	0.002	0	N/A	1
2411154317	150,450.00	150,450.00	7.380	6 Month LIBOR	6/1/2008	925.27	0.500	0.002	0	N/A	1
2411155317	356,000.00	356,000.00	7.250	6 Month LIBOR	7/1/2007	2,150.83	0.500	0.002	0	N/A	2
2411160317	108,000.00	108,000.00	7.745	6 Month LIBOR	7/1/2007	773.36	0.500	0.002	0	N/A	1
2411162317	20,250.00	20,250.00	10.450	Fixed Rate		184.48	0.500	0.002	0	N/A	1
2411164317	187,850.00	187,850.00	6.600	6 Month LIBOR	7/1/2007	1,199.73	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
2411165317	33,150.00	33,150.00	9.900	Fixed Rate		288.47	0.500	0.002	0	N/A	1
2411167317	114,000.00	114,000.00	6.500	6 Month LIBOR	7/1/2007	720.56	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2411169317	432,000.00	432,000.00	7.400	6 Month LIBOR	7/1/2008	2,664.00	0.500	0.002	0	N/A	1
2411185317	414,000.00	414,000.00	7.990	6 Month LIBOR	7/1/2008	2,756.55	0.500	0.002	0	N/A	2
2411192317	98,400.00	98,400.00	6.780	6 Month LIBOR	7/1/2008	640.19	0.500	0.002	0	N/A	1

2411193317	24,600.00	24,600.00	9.950	Fixed Rate		214.98	0.500	0.002	0	N/A	1
2411195317	179,840.00	179,840.00	7.050	6 Month LIBOR	7/1/2007	1,056.56	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2411198317	44,960.00	44,960.00	9.655	Fixed Rate		383.15	0.500	0.002	0	N/A	1
2411201317	176,000.00	176,000.00	7.825	6 Month LIBOR	7/1/2008	1,270.02	0.500	0.002	0	N/A	1
2411204317	119,200.00	119,200.00	7.250	6 Month LIBOR	7/1/2008	813.16	0.500	0.002	0	N/A	1
2411211317	210,000.00	210,000.00	6.990	6 Month LIBOR	7/1/2008	1,395.73	0.500	0.002	0	N/A	2
2411213317	136,000.00	136,000.00	6.990	6 Month LIBOR	7/1/2008	903.90	0.500	0.002	0	N/A	1
2411215317	148,000.00	148,000.00	6.800	6 Month LIBOR	7/1/2008	964.85	0.500	0.002	0	N/A	1
2411217317	180,000.00	180,000.00	6.875	6 Month LIBOR	7/1/2008	1,182.48	0.500	0.002	0	N/A	1
2411221317	255,000.00	255,000.00	8.100	6 Month LIBOR	7/1/2008	1,888.91	0.500	0.002	0	N/A	2
2411232317	235,000.00	235,000.00	7.500	6 Month LIBOR	7/1/2007	1,643.16	0.500	0.002	0	N/A	1
2411233317	120,080.00	120,080.00	6.850	6 Month LIBOR	7/1/2008	685.46	0.500	0.002	0	N/A	1

2411234317	106,800.00	106,800.00	6.990	6 Month LIBOR	7/1/2008	709.83	0.500	0.002	0	N/A	1
2411236317	30,020.00	30,020.00	9.900	Fixed Rate		261.24	0.500	0.002	0	N/A	1
2411240317	240,125.00	240,125.00	7.750	6 Month LIBOR	7/1/2008	1,550.81	0.500	0.002	0	N/A	2
2411249317	74,200.00	74,200.00	6.500	6 Month LIBOR	7/1/2007	469.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2411250317	149,520.00	149,520.00	6.990	6 Month LIBOR	7/1/2008	993.76	0.500	0.002	0	N/A	1
2411252317	37,380.00	37,380.00	10.500	Fixed Rate		341.93	0.500	0.002	0	N/A	1
2411254317	100,000.00	100,000.00	6.990	6 Month LIBOR	7/1/2007	664.64	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411258317	172,000.00	172,000.00	7.400	6 Month LIBOR	7/1/2008	1,190.90	0.500	0.002	0	N/A	2
2411259317	43,000.00	43,000.00	10.400	Fixed Rate		390.13	0.500	0.002	0	N/A	1
2411260317	204,000.00	204,000.00	7.750	6 Month LIBOR	7/1/2008	1,317.50	0.500	0.002	0	N/A	1
2411262317	53,200.00	53,200.00	8.390	6 Month LIBOR	7/1/2007	404.93	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
2411267317	72,200.00	72,200.00	6.750	6 Month LIBOR	7/1/2008	468.29	0.500	0.002	0	N/A	1

2411268317	206,100.00	206,100.00	7.750	6 Month LIBOR	7/1/2008	1,331.06	0.500	0.002	0	N/A	2
2411273317	169,915.00	169,915.00	7.300	6 Month LIBOR	7/1/2007	1,164.89	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2411274317	29,985.00	29,985.00	10.500	Fixed Rate		274.29	0.500	0.002	0	N/A	1
2411283317	189,440.00	189,440.00	6.990	6 Month LIBOR	7/1/2007	1,103.49	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2411292317	138,400.00	138,400.00	7.800	6 Month LIBOR	7/1/2008	996.31	0.500	0.002	0	N/A	1
2411308317	165,000.00	165,000.00	8.750	6 Month LIBOR	7/1/2007	1,298.06	0.500	0.002	0	N/A	1
2411316317	168,000.00	168,000.00	7.500	6 Month LIBOR	7/1/2007	1,174.69	0.500	0.002	0	N/A	2
2411321317	600,000.00	600,000.00	7.100	6 Month LIBOR	7/1/2008	3,550.00	0.500	0.002	0	N/A	2
2411323317	220,500.00	220,500.00	8.250	6 Month LIBOR	7/1/2007	1,656.55	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411337317	140,250.00	140,250.00	6.400	6 Month LIBOR	7/1/2007	748.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2411339317	192,000.00	192,000.00	7.875	6 Month LIBOR	7/1/2008	1,392.14	0.500	0.002	0	N/A	1
2411353317	90,450.00	90,450.00	7.950	6 Month LIBOR	7/1/2007	660.55	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1

2411359317	387,254.00	387,254.00	8.660	6 Month LIBOR	7/1/2007	2,794.68	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2411367317	63,500.00	63,500.00	7.990	Fixed Rate		465.50	0.500	0.002	0	N/A	1
2411368317	228,800.00	228,800.00	7.025	6 Month LIBOR	7/1/2008	1,526.06	0.500	0.002	0	N/A	2
2411370317	185,000.00	185,000.00	9.240	6 Month LIBOR	7/1/2008	1,520.61	0.500	0.002	0	N/A	1
2411381317	124,000.00	124,000.00	6.775	6 Month LIBOR	7/1/2008	806.33	0.500	0.002	0	N/A	1
2411385317	168,000.00	168,000.00	7.000	6 Month LIBOR	7/1/2008	1,117.71	0.500	0.002	0	N/A	2
2411387317	168,000.00	168,000.00	7.250	6 Month LIBOR	7/1/2008	1,146.06	0.500	0.002	0	N/A	1
2411390317	124,800.00	124,800.00	6.610	6 Month LIBOR	7/1/2008	797.88	0.500	0.002	0	N/A	1
2411392317	114,400.00	114,400.00	6.670	6 Month LIBOR	7/1/2008	735.93	0.500	0.002	0	N/A	1
2411393317	256,000.00	256,000.00	7.000	6 Month LIBOR	7/1/2008	1,493.33	0.500	0.002	0	N/A	1
2411395317	28,600.00	28,600.00	10.400	Fixed Rate		259.48	0.500	0.002	0	N/A	1
2411398317	52,500.00	52,500.00	9.750	6 Month LIBOR	7/1/2008	451.06	0.500	0.002	36	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1

2411402317	207,920.00	207,920.00	7.750	6 Month LIBOR	7/1/2007	1,489.57	0.500	0.002	0	N/A	2
2411404317	141,600.00	141,600.00	6.750	6 Month LIBOR	7/1/2007	918.42	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411407317	259,250.00	259,250.00	6.750	6 Month LIBOR	7/1/2008	1,681.50	0.500	0.002	0	N/A	1
2411408317	30,500.00	30,500.00	10.250	Fixed Rate		273.32	0.500	0.002	0	N/A	1
2411409317	212,191.00	212,191.00	6.890	6 Month LIBOR	7/1/2008	1,218.33	0.500	0.002	0	N/A	2
2411411317	148,720.00	148,720.00	6.990	6 Month LIBOR	7/1/2007	866.29	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411415317	37,180.00	37,180.00	10.500	Fixed Rate		340.11	0.500	0.002	0	N/A	1
2411421317	152,000.00	152,000.00	6.790	6 Month LIBOR	7/1/2008	989.92	0.500	0.002	0	N/A	1
2411422317	38,000.00	38,000.00	10.400	Fixed Rate		344.77	0.500	0.002	0	N/A	1
2411423317	168,000.00	168,000.00	6.750	1 Year Treasury	7/1/2010	945.00	0.500	0.002	0	N/A	1
2411425317	50,000.00	50,000.00	7.500	6 Month LIBOR	7/1/2007	349.61	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2411439317	119,920.00	119,920.00	7.740	6 Month LIBOR	7/1/2008	773.48	0.500	0.002	0	N/A	1

2411445317	132,288.00	132,288.00	6.990	6 Month LIBOR	7/1/2007	770.58	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2411450317	580,000.00	580,000.00	6.850	6 Month LIBOR	7/1/2008	3,310.83	0.500	0.002	0	N/A	2
2411454317	149,600.00	149,600.00	6.600	6 Month LIBOR	7/1/2007	955.44	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411463317	324,000.00	324,000.00	7.500	6 Month LIBOR	7/1/2008	2,265.46	0.500	0.002	0	N/A	2
2411465317	549,000.00	549,000.00	7.590	6 Month LIBOR	7/1/2007	3,872.58	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2411475317	344,700.00	344,700.00	7.250	6 Month LIBOR	7/1/2008	2,082.56	0.500	0.002	0	N/A	1
2411477317	153,000.00	153,000.00	7.990	6 Month LIBOR	7/1/2008	1,018.73	0.500	0.002	0	N/A	1
2411480317	210,000.00	210,000.00	8.400	6 Month LIBOR	7/1/2007	1,470.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411481317	214,000.00	214,000.00	8.500	6 Month LIBOR	7/1/2007	1,645.48	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	1
2411483317	193,600.00	193,600.00	6.790	6 Month LIBOR	7/1/2008	1,260.84	0.500	0.002	0	N/A	2
2411484317	48,400.00	48,400.00	10.450	Fixed Rate		440.93	0.500	0.002	0	N/A	1
2411492317	78,500.00	78,500.00	7.150	6 Month LIBOR	7/1/2008	530.20	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

2411500317	34,275.00	34,275.00	10.500	Fixed Rate		313.53	0.500	0.002	0	N/A	1
2411505317	110,700.00	110,700.00	6.690	6 Month LIBOR	7/1/2008	713.59	0.500	0.002	0	N/A	1
2411508317	144,000.00	144,000.00	7.150	Fixed Rate		972.59	0.500	0.002	0	N/A	1
2411509317	36,000.00	36,000.00	10.400	Fixed Rate		326.62	0.500	0.002	0	N/A	1
2411511317	115,600.00	115,600.00	6.800	6 Month LIBOR	7/1/2007	753.63	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411514317	262,400.00	262,400.00	6.690	6 Month LIBOR	7/1/2007	1,462.88	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411522317	365,500.00	365,500.00	6.950	6 Month LIBOR	7/1/2007	2,116.85	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2411524317	64,500.00	64,500.00	10.200	Fixed Rate		575.59	0.500	0.002	0	N/A	2
2411527317	350,000.00	350,000.00	7.250	6 Month LIBOR	7/1/2008	2,114.58	0.500	0.002	0	N/A	1
2411533317	87,920.00	87,920.00	7.400	6 Month LIBOR	7/1/2007	608.75	0.500	0.002	0	N/A	1
2411535317	165,000.00	165,000.00	6.650	6 Month LIBOR	7/1/2007	1,059.25	0.500	0.002	0	N/A	1
2411538317	124,800.00	124,800.00	6.850	6 Month LIBOR	7/1/2008	712.40	0.500	0.002	0	N/A	1

2411546317	157,600.00	157,600.00	6.900	6 Month LIBOR	7/1/2008	1,037.96	0.500	0.002	0	N/A	1
2411561317	170,000.00	170,000.00	6.990	6 Month LIBOR	7/1/2008	1,129.88	0.500	0.002	0	N/A	1
2411569317	189,000.00	189,000.00	7.825	6 Month LIBOR	7/1/2008	1,363.83	0.500	0.002	0	N/A	1
2411586317	222,400.00	222,400.00	7.770	6 Month LIBOR	7/1/2007	1,440.04	0.500	0.002	0	N/A	2
2411596317	157,200.00	157,200.00	6.800	6 Month LIBOR	7/1/2007	1,024.83	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
2411599317	75,000.00	75,000.00	10.375	6 Month LIBOR	7/1/2008	679.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2411610317	220,500.00	220,500.00	7.700	6 Month LIBOR	7/1/2008	1,572.08	0.500	0.002	0	N/A	1
2411616317	252,000.00	252,000.00	7.250	6 Month LIBOR	7/1/2008	1,719.09	0.500	0.002	0	N/A	2
2411618317	63,000.00	63,000.00	10.450	Fixed Rate		573.94	0.500	0.002	0	N/A	1
2411629317	96,900.00	96,900.00	7.875	6 Month LIBOR	7/1/2008	702.60	0.500	0.002	0	N/A	1
2411636317	332,000.00	332,000.00	7.340	6 Month LIBOR	7/1/2008	2,285.13	0.500	0.002	0	N/A	2
2411638317	140,000.00	140,000.00	7.500	6 Month LIBOR	7/1/2008	978.91	0.500	0.002	0	N/A	1

2411643317	202,680.00	202,680.00	6.750	6 Month LIBOR	7/1/2008	1,140.08	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2411644317	174,000.00	174,000.00	6.690	6 Month LIBOR	7/1/2008	1,121.63	0.500	0.002	0	N/A	2
2411645317	43,500.00	43,500.00	10.500	Fixed Rate		397.92	0.500	0.002	0	N/A	1
2411647317	155,600.00	155,600.00	6.750	6 Month LIBOR	7/1/2008	1,009.22	0.500	0.002	0	N/A	2
2411652317	146,700.00	146,700.00	7.950	6 Month LIBOR	7/1/2008	1,071.33	0.500	0.002	0	N/A	1
2411663317	112,000.00	112,000.00	7.375	Fixed Rate		773.56	0.500	0.002	0	N/A	1
2411664317	50,198.00	50,198.00	8.875	Fixed Rate		399.40	0.500	0.002	0	N/A	1
2411679317	187,000.00	187,000.00	6.750	6 Month LIBOR	7/1/2008	1,212.88	0.500	0.002	0	N/A	1
2411688317	308,000.00	308,000.00	6.750	6 Month LIBOR	7/1/2008	1,732.50	0.500	0.002	0	N/A	2
2411703317	107,100.00	107,100.00	9.500	6 Month LIBOR	7/1/2008	900.56	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
2411711317	290,500.00	290,500.00	9.750	6 Month LIBOR	7/1/2008	2,495.85	0.500	0.002	0	N/A	2
2411718317	123,600.00	123,600.00	6.990	6 Month LIBOR	7/1/2008	821.49	0.500	0.002	0	N/A	1

2411721317	204,000.00	204,000.00	7.990	6 Month LIBOR	7/1/2007	1,495.46	0.500	0.002	0	N/A	1
2411737317	132,000.00	132,000.00	6.990	6 Month LIBOR	7/1/2008	877.32	0.500	0.002	0	N/A	1
2411770317	102,000.00	102,000.00	7.250	6 Month LIBOR	7/1/2007	616.25	0.500	0.002	0	N/A	1
2411788317	382,500.00	382,500.00	7.500	6 Month LIBOR	7/1/2008	2,390.63	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full Prepayment: The amount of the charge will equal TWO PERCENT (2%) of the unpaid principal balance or 60 days of interest on the unpaid principal balance at the interest rate in effect at the ti	2
2411792317	42,500.00	42,500.00	9.655	Fixed Rate		362.18	0.500	0.002	0	N/A	1
2411816317	169,000.00	169,000.00	7.890	6 Month LIBOR	7/1/2007	1,227.13	0.500	0.002	0	N/A	1
2411823317	141,100.00	141,100.00	7.125	6 Month LIBOR	7/1/2008	950.62	0.500	0.002	0	N/A	1
2411859317	152,000.00	152,000.00	7.250	6 Month LIBOR	7/1/2008	918.33	0.500	0.002	0	N/A	1
2411863317	75,000.00	75,000.00	7.650	6 Month LIBOR	7/1/2007	532.14	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
2411866317	20,000.00	20,000.00	10.500	Fixed Rate		182.95	0.500	0.002	0	N/A	1
2411904317	228,650.00	228,650.00	7.750	6 Month LIBOR	7/1/2008	1,476.70	0.500	0.002	0	N/A	2
2411918317	190,000.00	190,000.00	7.250	6 Month LIBOR	7/1/2007	1,147.92	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

3086112772	197,500.00	197,315.00	9.750	6 Month LIBOR	5/1/2007	1,696.84	0.500	0.002	0	N/A	1
3086171772	343,000.00	342,605.62	8.770	6 Month LIBOR	5/1/2007	2,703.29	0.500	0.002	0	N/A	1
3086365772	120,000.00	119,806.63	7.100	6 Month LIBOR	5/1/2007	806.44	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3086389772	215,920.00	215,920.00	7.200	6 Month LIBOR	7/1/2007	1,295.52	0.500	0.002	0	N/A	2
3086411772	144,000.00	143,918.85	8.850	6 Month LIBOR	6/1/2007	1,143.15	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3086474772	104,000.00	103,932.32	8.150	6 Month LIBOR	6/1/2008	774.02	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3086502772	160,000.00	160,000.00	7.900	6 Month LIBOR	5/1/2007	1,053.33	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2
3086503772	40,000.00	39,967.38	10.400	Fixed Rate		362.91	0.500	0.002	0	N/A	1
3086520772	114,475.00	114,409.13	8.750	6 Month LIBOR	6/1/2008	900.58	0.500	0.002	0	N/A	1
3086526772	208,000.00	207,658.01	7.000	6 Month LIBOR	5/1/2008	1,383.83	0.500	0.002	0	N/A	2
3086527772	52,000.00	51,957.57	10.400	Fixed Rate		471.79	0.500	0.002	0	N/A	1
3086544772	303,920.00	303,665.92	6.900	6 Month LIBOR	6/1/2007	2,001.62	0.500	0.002	0	N/A	2

3086549772	252,000.00	251,653.88	7.900	6 Month LIBOR	5/1/2007	1,831.55	0.500	0.002	0	N/A	2
3086563772	288,000.00	287,538.20	7.125	6 Month LIBOR	5/1/2007	1,940.31	0.500	0.002	0	N/A	1
3086564772	184,000.00	184,000.00	7.250	Fixed Rate		1,255.21	0.500	0.002	0	N/A	1
3086578772	141,300.00	141,098.95	7.725	6 Month LIBOR	5/1/2008	1,009.86	0.500	0.002	0	N/A	1
3086583772	212,500.00	212,165.60	7.220	6 Month LIBOR	5/1/2008	1,445.31	0.500	0.002	0	N/A	1
3086585772	232,200.00	231,881.97	7.925	6 Month LIBOR	5/1/2008	1,691.68	0.500	0.002	0	N/A	2
3086598772	182,400.00	182,400.00	6.990	6 Month LIBOR	6/1/2007	1,062.48	0.500	0.002	0	N/A	2
3086601772	34,200.00	34,186.25	10.450	Fixed Rate		311.57	0.500	0.002	0	N/A	1
3086620772	279,920.00	279,920.00	7.700	6 Month LIBOR	7/1/2007	1,995.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3086621772	69,980.00	69,980.00	10.400	Fixed Rate		634.91	0.500	0.002	0	N/A	1
3086622772	160,000.00	159,876.41	7.300	6 Month LIBOR	6/1/2007	1,096.92	0.500	0.002	0	N/A	2
3086625772	164,500.00	164,359.98	10.200	6 Month LIBOR	5/1/2007	1,467.98	0.500	0.002	0	N/A	2

3086630772	497,250.00	497,250.00	7.500	6 Month LIBOR	6/1/2008	3,107.81	0.500	0.002	0	N/A	2
3086634772	121,600.00	121,422.59	7.600	6 Month LIBOR	5/1/2007	858.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3086645772	397,600.00	397,600.00	7.500	6 Month LIBOR	5/1/2007	2,485.00	0.500	0.002	0	N/A	2
3086646772	99,400.00	99,319.79	10.450	Fixed Rate		905.54	0.500	0.002	0	N/A	2
3086649772	206,284.00	205,999.13	7.875	6 Month LIBOR	5/1/2007	1,495.71	0.500	0.002	0	N/A	1
3086651772	255,900.00	255,900.00	6.990	6 Month LIBOR	7/1/2007	1,700.80	0.500	0.002	0	N/A	2
3086658772	83,920.00	83,804.12	7.875	6 Month LIBOR	5/1/2007	608.48	0.500	0.002	0	N/A	1
3086659772	20,980.00	20,963.24	10.500	Fixed Rate		191.92	0.500	0.002	0	N/A	1
3086675772	261,000.00	261,000.00	7.300	6 Month LIBOR	5/1/2008	1,587.75	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3086682772	178,800.00	178,800.00	6.875	6 Month LIBOR	5/1/2008	1,024.38	0.500	0.002	0	N/A	2
3086694772	297,500.00	297,251.29	6.900	6 Month LIBOR	6/1/2008	1,959.34	0.500	0.002	0	N/A	1
3086704772	225,000.00	224,722.26	8.425	6 Month LIBOR	5/1/2007	1,718.12	0.500	0.002	0	N/A	2

3086706772	156,000.00	155,528.69	6.830	6 Month LIBOR	6/1/2008	1,020.13	0.500	0.002	36	Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.	2
3086707772	39,000.00	38,008.28	9.900	Fixed Rate		339.38	0.500	0.002	0	N/A	1
3086711772	470,400.00	470,400.00	7.250	6 Month LIBOR	6/1/2007	2,842.00	0.500	0.002	0	N/A	2
3086712772	88,200.00	88,164.95	10.500	Fixed Rate		806.81	0.500	0.002	0	N/A	2
3086724772	105,000.00	104,918.09	7.250	6 Month LIBOR	6/1/2007	716.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3086727772	323,000.00	323,000.00	6.800	6 Month LIBOR	7/1/2008	2,105.72	0.500	0.002	0	N/A	1
3086729772	209,600.00	209,600.00	7.750	6 Month LIBOR	5/1/2007	1,353.67	0.500	0.002	0	N/A	2
3086732772	304,000.00	304,000.00	6.990	6 Month LIBOR	5/1/2008	1,770.80	0.500	0.002	0	N/A	1
3086736772	272,700.00	272,700.00	7.950	6 Month LIBOR	6/1/2007	1,806.64	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3086757772	175,920.00	175,920.00	6.990	6 Month LIBOR	5/1/2007	1,024.73	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2
3086758772	43,980.00	43,944.13	10.400	Fixed Rate		399.02	0.500	0.002	0	N/A	1
3086773772	306,000.00	306,000.00	8.150	6 Month LIBOR	6/1/2007	2,078.25	0.500	0.002	0	N/A	1

3086775772	174,900.00	174,900.00	7.375	6 Month LIBOR	6/1/2007	1,074.91	0.500	0.002	0	N/A	1
3086780772	137,600.00	137,482.68	6.800	6 Month LIBOR	6/1/2008	897.05	0.500	0.002	0	N/A	1
3086781772	34,400.00	34,386.33	10.500	Fixed Rate		314.68	0.500	0.002	0	N/A	1
3086788772	212,000.00	211,788.95	6.000	6 Month LIBOR	6/1/2007	1,271.05	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2
3086799772	357,000.00	356,554.79	8.375	6 Month LIBOR	5/1/2007	2,713.46	0.500	0.002	0	N/A	1
3086810772	289,600.00	289,143.82	6.750	6 Month LIBOR	6/1/2007	1,629.00	0.500	0.002	0	N/A	2
3086814772	259,500.00	259,499.29	7.450	6 Month LIBOR	5/1/2008	1,611.06	0.500	0.002	0	N/A	2
3086820772	304,000.00	304,000.00	7.250	6 Month LIBOR	6/1/2007	1,836.67	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2
3086824772	360,000.00	359,372.52	6.700	6 Month LIBOR	5/1/2007	2,323.01	0.500	0.002	0	N/A	2
3086826772	194,400.00	194,400.00	6.600	6 Month LIBOR	6/1/2007	1,069.20	0.500	0.002	0	N/A	1
3086839772	144,000.00	143,895.25	7.600	6 Month LIBOR	6/1/2007	1,016.75	0.500	0.002	0	N/A	1
3086844772	147,000.00	147,000.00	6.750	6 Month LIBOR	6/1/2007	826.88	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1

3086845772	221,600.00	221,213.75	6.700	6 Month LIBOR	5/1/2007	1,429.94	0.500	0.002	0	N/A	2
3086846772	41,550.00	41,516.47	10.450	Fixed Rate		378.53	0.500	0.002	0	N/A	1
3086849772	165,000.00	165,000.00	8.380	6 Month LIBOR	6/1/2008	1,152.25	0.500	0.002	0	N/A	2
3086853772	294,400.00	294,400.00	6.990	6 Month LIBOR	6/1/2007	1,714.88	0.500	0.002	0	N/A	1
3086876772	255,000.00	255,000.00	8.150	6 Month LIBOR	7/1/2008	1,897.84	0.500	0.002	0	N/A	2
3086877772	30,000.00	30,000.00	10.500	Fixed Rate		274.43	0.500	0.002	0	N/A	1
3086879772	334,000.00	333,744.58	7.350	6 Month LIBOR	6/1/2007	2,301.17	0.500	0.002	0	N/A	2
3086881772	123,500.00	123,500.00	9.000	6 Month LIBOR	7/1/2007	993.71	0.500	0.002	0	N/A	1
3086883772	216,000.00	215,848.32	7.775	6 Month LIBOR	6/1/2007	1,551.19	0.500	0.002	0	N/A	1
3086886772	231,900.00	231,900.00	6.150	6 Month LIBOR	6/1/2007	1,188.49	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2
3086888772	239,200.00	239,200.00	6.600	6 Month LIBOR	7/1/2008	1,315.60	0.500	0.002	0	N/A	2
3086890772	131,750.00	131,667.69	8.350	6 Month LIBOR	6/1/2007	999.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3086893772	356,000.00	356,000.00	7.200	6 Month LIBOR	6/1/2007	2,136.00	0.500	0.002	0	N/A	2
3086896772	67,500.00	67,456.29	8.175	6 Month LIBOR	6/1/2007	503.56	0.500	0.002	0	N/A	1
3086898772	178,000.00	177,848.24	6.800	6 Month LIBOR	6/1/2007	1,160.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3086900772	174,250.00	174,143.35	8.450	6 Month LIBOR	6/1/2007	1,333.67	0.500	0.002	24	Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.	1
3086905772	120,000.00	119,886.14	6.250	6 Month LIBOR	6/1/2007	738.87	0.500	0.002	24	Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.	1
3086907772	320,000.00	319,750.37	7.250	6 Month LIBOR	6/1/2008	2,182.97	0.500	0.002	0	N/A	1
3086909772	92,000.00	91,930.34	7.400	6 Month LIBOR	6/1/2008	636.99	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3086912772	253,200.00	252,982.00	6.750	6 Month LIBOR	6/1/2007	1,642.26	0.500	0.002	0	N/A	2
3086913772	63,300.00	63,274.85	10.500	Fixed Rate		579.03	0.500	0.002	0	N/A	1
3086914772	216,800.00	216,800.00	7.675	6 Month LIBOR	6/1/2008	1,386.62	0.500	0.002	0	N/A	1
3086918772	115,000.00	115,000.00	7.500	6 Month LIBOR	7/1/2007	804.10	0.500	0.002	0	N/A	1
3086924772	190,000.00	189,836.41	6.750	6 Month LIBOR	6/1/2007	1,232.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3086934772	175,000.00	175,000.00	9.000	6 Month LIBOR	7/1/2007	1,408.09	0.500	0.002	0	N/A	2
3086938772	56,800.00	56,800.00	7.750	6 Month LIBOR	7/1/2007	406.93	0.500	0.002	0	N/A	1
3086939772	600,000.00	600,000.00	6.900	6 Month LIBOR	6/1/2007	3,450.00	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2
3086941772	221,000.00	220,835.99	7.500	6 Month LIBOR	6/1/2007	1,545.27	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3086942772	191,000.00	191,000.00	7.750	6 Month LIBOR	6/1/2007	1,233.54	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3086946772	316,000.00	316,000.00	6.250	6 Month LIBOR	7/1/2007	1,645.83	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2
3086951772	150,000.00	149,859.04	6.300	6 Month LIBOR	6/1/2007	928.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3086956772	366,606.00	366,606.00	7.025	6 Month LIBOR	6/1/2007	2,146.17	0.500	0.002	0	N/A	2
3086961772	135,840.00	135,840.00	7.900	6 Month LIBOR	7/1/2007	987.30	0.500	0.002	0	N/A	1
3086962772	33,960.00	33,960.00	10.400	Fixed Rate		308.11	0.500	0.002	0	N/A	1
3086968772	176,000.00	176,000.00	7.350	6 Month LIBOR	6/1/2008	1,078.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3086969772	44,000.00	43,982.13	10.400	Fixed Rate		399.20	0.500	0.002	0	N/A	1

3086971772	111,750.00	111,658.39	7.000	6 Month LIBOR	6/1/2008	743.48	0.500	0.002	36	Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.	1
3086972772	136,800.00	136,694.86	7.325	6 Month LIBOR	6/1/2007	940.19	0.500	0.002	0	N/A	1
3086984772	448,000.00	448,000.00	7.300	6 Month LIBOR	6/1/2007	2,725.33	0.500	0.002	0	N/A	2
3086987772	465,600.00	465,600.00	6.990	6 Month LIBOR	7/1/2007	3,094.53	0.500	0.002	0	N/A	2
3086993772	196,000.00	196,000.00	7.175	6 Month LIBOR	7/1/2007	1,327.11	0.500	0.002	0	N/A	1
3086994772	49,000.00	49,000.00	10.450	Fixed Rate		540.13	0.500	0.002	0	N/A	1
3086995772	114,400.00	114,317.62	7.650	6 Month LIBOR	6/1/2007	811.69	0.500	0.002	0	N/A	1
3086996772	28,600.00	28,588.63	10.500	Fixed Rate		261.62	0.500	0.002	0	N/A	1
3087017772	235,200.00	235,001.43	6.850	6 Month LIBOR	6/1/2007	1,541.17	0.500	0.002	0	N/A	2
3087018772	58,800.00	58,776.38	10.450	Fixed Rate		535.67	0.500	0.002	0	N/A	1
3087021772	231,920.00	231,764.07	7.990	6 Month LIBOR	6/1/2007	1,700.14	0.500	0.002	0	N/A	2
3087022772	353,600.00	353,600.00	7.425	6 Month LIBOR	7/1/2007	2,454.29	0.500	0.002	0	N/A	1

3087023772	210,600.00	210,600.00	7.990	6 Month LIBOR	7/1/2008	1,543.85	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3087031772	326,250.00	326,007.88	7.500	6 Month LIBOR	6/1/2007	2,281.19	0.500	0.002	0	N/A	2
3087034772	216,000.00	216,000.00	7.350	6 Month LIBOR	6/1/2007	1,323.00	0.500	0.002	0	N/A	2
3087040772	248,000.00	248,000.00	7.450	6 Month LIBOR	6/1/2007	1,539.67	0.500	0.002	0	N/A	2
3087051772	441,750.00	441,750.00	7.950	6 Month LIBOR	6/1/2007	2,926.59	0.500	0.002	0	N/A	2
3087057772	280,000.00	280,000.00	7.500	6 Month LIBOR	7/1/2007	1,957.81	0.500	0.002	0	N/A	1
3087059772	52,500.00	52,500.00	10.500	Fixed Rate		480.24	0.500	0.002	0	N/A	1
3087063772	337,500.00	337,500.00	6.350	6 Month LIBOR	7/1/2007	2,100.05	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3087067772	225,000.00	225,000.00	6.990	Fixed Rate		1,495.42	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3087070772	276,000.00	276,000.00	7.400	6 Month LIBOR	6/1/2008	1,702.00	0.500	0.002	0	N/A	2
3087072772	280,000.00	280,000.00	6.990	6 Month LIBOR	7/1/2007	1,631.00	0.500	0.002	0	N/A	1
3087075772	140,000.00	140,000.00	7.250	6 Month LIBOR	6/1/2007	845.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3087076772	35,000.00	34,983.32	9.650	Fixed Rate		298.14	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3087080772	240,000.00	240,000.00	6.990	6 Month LIBOR	7/1/2008	1,398.00	0.500	0.002	0	N/A	2
3087085772	162,000.00	162,000.00	7.475	6 Month LIBOR	7/1/2007	1,009.13	0.500	0.002	0	N/A	1
3087090772	400,000.00	400,000.00	6.990	6 Month LIBOR	7/1/2007	2,330.00	0.500	0.002	0	N/A	2
3087092772	152,000.00	152,000.00	7.700	6 Month LIBOR	7/1/2007	1,083.70	0.500	0.002	24	Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.	1
3087093772	136,000.00	136,000.00	7.625	6 Month LIBOR	7/1/2008	962.60	0.500	0.002	0	N/A	1
3087096772	224,000.00	224,000.00	6.750	6 Month LIBOR	7/1/2008	1,260.00	0.500	0.002	0	N/A	2
3087097772	56,000.00	56,000.00	10.450	Fixed Rate		510.17	0.500	0.002	0	N/A	1
3087098772	156,000.00	156,000.00	6.900	6 Month LIBOR	7/1/2007	897.00	0.500	0.002	0	N/A	2
3087108772	240,000.00	240,000.00	6.650	Fixed Rate		1,540.72	0.500	0.002	0	N/A	1
3087110772	392,000.00	392,000.00	6.500	6 Month LIBOR	7/1/2008	2,123.33	0.500	0.002	36	Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.	1
3087113772	148,400.00	148,400.00	6.875	6 Month LIBOR	7/1/2008	974.89	0.500	0.002	0	N/A	1

3087125772	163,800.00	163,800.00	8.550	6 Month LIBOR	7/1/2007	1,265.29	0.500	0.002	0	N/A	2
3087126772	210,000.00	210,000.00	7.380	Fixed Rate		1,451.14	0.500	0.002	0	N/A	1
3087128772	184,000.00	184,000.00	6.150	6 Month LIBOR	7/1/2008	943.00	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3087136772	156,000.00	156,000.00	7.000	6 Month LIBOR	7/1/2007	1,037.88	0.500	0.002	24	Prepayment penalty will equal TWO PERCENT (2%) of the amount prepaid.	1
3087152772	334,400.00	334,400.00	7.100	6 Month LIBOR	7/1/2007	1,978.53	0.500	0.002	0	N/A	1
3087153772	211,500.00	211,500.00	6.620	6 Month LIBOR	7/1/2008	1,166.78	0.500	0.002	0	N/A	1
3087158772	172,000.00	172,000.00	7.625	6 Month LIBOR	7/1/2008	1,217.41	0.500	0.002	0	N/A	2
3087176772	255,000.00	255,000.00	6.750	6 Month LIBOR	7/1/2008	1,653.93	0.500	0.002	0	N/A	1
3087180772	284,000.00	284,000.00	7.990	6 Month LIBOR	7/1/2007	2,081.92	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3087181772	181,500.00	181,500.00	6.250	Fixed Rate		1,117.53	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	1
3087182772	116,000.00	116,000.00	7.875	6 Month LIBOR	7/1/2007	841.09	0.500	0.002	0	N/A	1
3087209772	336,000.00	336,000.00	7.000	1 Year Treasury	7/1/2010	1,960.00	0.500	0.002	12	Partial prepayment at any time without paying any charge. Full Prepayment charge will equal TWO PERCENT (2%) of the loan BALANCE DUE on the date of prepayment.	2

3087231772	207,920.00	207,920.00	6.900	6 Month LIBOR	7/1/2007	1,369.37	0.500	0.002	0	N/A	2
3087239772	176,720.00	176,720.00	7.150	6 Month LIBOR	7/1/2007	1,193.58	0.500	0.002	0	N/A	2
3087268772	239,900.00	239,900.00	8.000	6 Month LIBOR	7/1/2008	1,760.31	0.500	0.002	0	N/A	2
3087287772	437,600.00	437,600.00	6.800	6 Month LIBOR	7/1/2008	2,479.73	0.500	0.002	0	N/A	2
3087288772	80,050.00	80,050.00	10.500	Fixed Rate		732.25	0.500	0.002	0	N/A	1
3482652222	319,500.00	319,500.00	6.800	6 Month LIBOR	5/1/2007	1,810.50	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3482966222	164,390.00	164,189.76	8.490	6 Month LIBOR	5/1/2008	1,262.86	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3482969222	131,140.00	131,140.00	7.050	6 Month LIBOR	7/1/2007	876.89	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3482984222	88,000.00	87,921.98	6.600	6 Month LIBOR	6/1/2007	562.02	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483015222	188,000.00	188,000.00	6.600	6 Month LIBOR	6/1/2007	1,034.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483017222	147,050.00	147,050.00	6.750	6 Month LIBOR	5/1/2007	827.16	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483035222	153,000.00	153,000.00	6.650	6 Month LIBOR	5/1/2007	847.88	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

3483036222	27,000.00	26,975.75	9.950	Fixed Rate		235.95	0.500	0.002	0	N/A	1
3483059222	149,600.00	149,600.00	6.550	6 Month LIBOR	5/1/2007	816.57	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483060222	37,400.00	37,370.14	10.500	Fixed Rate		342.12	0.500	0.002	0	N/A	1
3483072222	112,100.00	111,962.33	8.450	6 Month LIBOR	5/1/2007	857.99	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483081222	120,000.00	119,827.51	7.700	Fixed Rate		855.56	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483083222	106,250.00	106,182.24	8.250	6 Month LIBOR	6/1/2007	798.23	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483084222	552,500.00	552,500.00	6.950	6 Month LIBOR	7/1/2007	3,657.27	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483086222	218,500.00	218,500.00	8.300	6 Month LIBOR	5/1/2008	1,511.29	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483092222	270,000.00	270,000.00	8.350	6 Month LIBOR	6/1/2007	1,878.75	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483102222	114,950.00	114,872.08	7.950	6 Month LIBOR	6/1/2007	839.46	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483105222	105,088.00	104,995.73	6.650	6 Month LIBOR	6/1/2007	674.63	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483107222	110,400.00	110,216.67	6.950	6 Month LIBOR	5/1/2008	730.80	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

3483109222	202,500.00	202,224.66	7.950	6 Month LIBOR	5/1/2007	1,478.83	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483110222	190,320.00	190,320.00	7.950	6 Month LIBOR	5/1/2007	1,260.87	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483114222	107,088.00	107,088.00	6.700	6 Month LIBOR	5/1/2007	597.91	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483116222	26,772.00	26,750.63	10.500	Fixed Rate		244.90	0.500	0.002	0	N/A	1
3483120222	271,200.00	271,200.00	6.350	6 Month LIBOR	5/1/2007	1,435.10	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483133222	131,200.00	131,200.00	6.700	6 Month LIBOR	5/1/2007	732.53	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483135222	79,900.00	79,772.50	7.150	6 Month LIBOR	5/1/2007	539.66	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483137222	125,600.00	125,600.00	6.500	6 Month LIBOR	6/1/2007	680.33	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483139222	121,600.00	121,600.00	7.250	6 Month LIBOR	6/1/2007	734.67	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483142222	91,920.00	91,838.50	6.600	6 Month LIBOR	6/1/2008	587.06	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483149222	522,000.00	522,000.00	7.200	6 Month LIBOR	6/1/2007	3,132.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3483157222	116,000.00	116,000.00	6.400	6 Month LIBOR	6/1/2008	618.67	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

3483159222	102,400.00	102,226.67	6.850	6 Month LIBOR	5/1/2008	670.99	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483160222	25,600.00	25,579.56	10.500	Fixed Rate		234.18	0.500	0.002	0	N/A	1
3483161222	122,800.00	122,800.00	7.150	6 Month LIBOR	5/1/2007	731.68	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3483166222	52,000.00	51,963.30	7.750	6 Month LIBOR	6/1/2008	372.54	0.500	0.002	0	N/A	1
3483168222	228,600.00	228,425.18	7.350	6 Month LIBOR	6/1/2007	1,575.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483170222	129,920.00	129,682.16	6.450	6 Month LIBOR	5/1/2007	816.92	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483171222	32,480.00	32,453.78	10.450	Fixed Rate		295.90	0.500	0.002	0	N/A	1
3483180222	106,400.00	106,334.88	8.450	6 Month LIBOR	6/1/2007	814.36	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483190222	196,000.00	196,000.00	6.700	6 Month LIBOR	6/1/2007	1,094.33	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483193222	139,500.00	139,405.44	7.950	6 Month LIBOR	6/1/2008	1,018.75	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483194222	30,400.00	30,387.79	10.450	Fixed Rate		276.95	0.500	0.002	0	N/A	1
3483198222	108,800.00	108,726.25	7.950	6 Month LIBOR	6/1/2008	794.55	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

3483199222	265,500.00	265,321.86	8.000	6 Month LIBOR	6/1/2007	1,948.15	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483200222	84,000.00	83,931.01	6.990	6 Month LIBOR	6/1/2008	558.30	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483202222	272,000.00	272,000.00	6.300	6 Month LIBOR	6/1/2007	1,428.00	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483203222	92,700.00	92,700.00	8.250	6 Month LIBOR	6/1/2007	637.31	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483204222	131,400.00	131,322.82	8.650	6 Month LIBOR	6/1/2007	1,024.36	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483215222	255,000.00	254,825.39	7.900	6 Month LIBOR	6/1/2007	1,853.36	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483216222	195,210.00	195,210.00	8.350	6 Month LIBOR	6/1/2008	1,358.34	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483223222	111,120.00	111,014.56	6.250	6 Month LIBOR	6/1/2007	684.19	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483227222	139,200.00	139,200.00	6.400	6 Month LIBOR	6/1/2007	742.40	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483232222	112,500.00	112,500.00	8.350	6 Month LIBOR	7/1/2007	782.81	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483246222	600,000.00	600,000.00	7.150	6 Month LIBOR	6/1/2007	3,575.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3483248222	155,240.00	155,092.70	6.250	Fixed Rate		955.84	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2

3483254222	67,500.00	67,445.75	7.100	6 Month LIBOR	6/1/2007	453.63	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483256222	135,000.00	134,894.69	7.250	6 Month LIBOR	6/1/2008	920.94	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483260222	105,260.00	105,164.84	6.500	6 Month LIBOR	6/1/2007	665.32	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483264222	126,000.00	126,000.00	8.250	6 Month LIBOR	6/1/2007	866.25	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483265222	126,000.00	126,000.00	8.250	6 Month LIBOR	6/1/2007	866.25	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483273222	130,050.00	129,967.07	8.250	6 Month LIBOR	6/1/2007	977.03	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483274222	117,000.00	117,000.00	7.200	6 Month LIBOR	7/1/2007	702.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483275222	133,200.00	133,200.00	8.000	6 Month LIBOR	7/1/2007	888.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483278222	104,000.00	103,914.58	6.990	6 Month LIBOR	6/1/2007	691.22	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483291222	399,000.00	399,000.00	7.650	6 Month LIBOR	6/1/2007	2,543.63	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483292222	286,400.00	286,400.00	6.600	6 Month LIBOR	7/1/2007	1,575.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3483294222	231,300.00	231,136.75	7.750	6 Month LIBOR	6/1/2008	1,657.07	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

3483296222	254,400.00	254,400.00	6.400	6 Month LIBOR	7/1/2008	1,591.29	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483309222	300,000.00	300,000.00	6.950	6 Month LIBOR	6/1/2007	1,737.50	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483313222	100,800.00	100,800.00	7.400	Fixed Rate		928.71	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483315222	137,700.00	137,700.00	6.800	6 Month LIBOR	7/1/2008	780.30	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483329222	136,000.00	136,000.00	7.300	Fixed Rate		827.33	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483344222	122,400.00	122,295.64	6.800	6 Month LIBOR	6/1/2007	797.96	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483353222	239,120.00	239,120.00	6.200	1 Year Treasury	7/1/2010	1,235.45	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483358222	168,800.00	168,664.34	7.100	6 Month LIBOR	6/1/2007	1,134.40	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483379222	168,000.00	168,000.00	6.800	6 Month LIBOR	6/1/2008	952.00	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483382222	118,400.00	118,400.00	6.550	6 Month LIBOR	7/1/2008	752.27	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483392222	142,008.00	142,008.00	6.650	6 Month LIBOR	7/1/2007	911.65	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483393222	96,800.00	96,800.00	6.700	6 Month LIBOR	7/1/2007	624.63	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

3483403222	122,720.00	122,720.00	6.450	6 Month LIBOR	7/1/2007	659.62	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483408222	105,600.00	105,600.00	6.500	6 Month LIBOR	7/1/2008	572.00	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483410222	130,500.00	130,500.00	6.500	6 Month LIBOR	7/1/2007	706.88	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483440222	135,920.00	135,920.00	6.600	6 Month LIBOR	7/1/2007	868.07	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483441222	108,000.00	108,000.00	6.650	6 Month LIBOR	7/1/2008	693.33	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483459222	118,320.00	118,320.00	6.800	6 Month LIBOR	7/1/2007	771.36	0.500	0.002	0	N/A	1
3483470222	93,840.00	93,840.00	6.350	6 Month LIBOR	7/1/2007	583.91	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483476222	191,700.00	191,700.00	7.850	6 Month LIBOR	7/1/2007	1,254.04	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483489222	104,720.00	104,720.00	6.900	6 Month LIBOR	7/1/2008	689.69	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483526222	111,600.00	111,600.00	6.400	6 Month LIBOR	7/1/2008	595.20	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483535222	168,000.00	168,000.00	6.250	6 Month LIBOR	7/1/2008	875.00	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
3483540222	106,400.00	106,400.00	6.730	6 Month LIBOR	7/1/2007	688.70	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1

3483565222	141,900.00	141,900.00	7.400	6 Month LIBOR	7/1/2008	875.05	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3483582222	89,600.00	89,600.00	6.800	6 Month LIBOR	7/1/2008	584.13	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3781428562	228,000.00	227,094.64	6.950	6 Month LIBOR	5/1/2007	1,509.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781440562	68,000.00	67,898.74	7.500	6 Month LIBOR	5/1/2007	475.47	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781448562	164,000.00	163,851.19	6.500	6 Month LIBOR	6/1/2007	1,036.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781467562	540,000.00	539,110.40	6.990	Fixed Rate		3,589.01	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781515562	297,600.00	297,600.00	6.850	6 Month LIBOR	5/1/2007	1,698.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781516562	74,400.00	34,339.96	10.450	Fixed Rate		677.79	0.500	0.002	0	N/A	2
3781521562	100,000.00	99,928.71	7.700	6 Month LIBOR	6/1/2007	712.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781523562	158,320.00	158,320.00	6.350	6 Month LIBOR	6/1/2008	837.78	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781536562	105,300.00	105,146.06	7.590	6 Month LIBOR	5/1/2007	742.78	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781542562	218,500.00	218,360.67	8.250	6 Month LIBOR	6/1/2007	1,641.52	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

3781569562	368,000.00	367,900.00	7.500	6 Month LIBOR	6/1/2007	2,300.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781572562	650,000.00	648,910.52	6.900	6 Month LIBOR	5/1/2007	4,280.91	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781574562	220,150.00	219,981.65	7.350	6 Month LIBOR	6/1/2007	1,516.78	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781577562	178,400.00	178,393.92	7.300	6 Month LIBOR	5/1/2007	1,085.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781580562	96,000.00	96,000.00	7.450	6 Month LIBOR	7/1/2007	667.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781594562	210,000.00	209,841.00	7.400	6 Month LIBOR	6/1/2007	1,454.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781600562	160,200.00	160,200.00	6.990	6 Month LIBOR	5/1/2007	933.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781601562	133,950.00	133,867.17	8.400	6 Month LIBOR	6/1/2007	1,020.49	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781603562	262,400.00	262,400.00	6.800	6 Month LIBOR	6/1/2008	1,486.93	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781604562	65,600.00	65,573.65	10.450	Fixed Rate		597.62	0.500	0.002	0	N/A	1
3781605562	452,000.00	452,000.00	7.350	1 Year Treasury	6/1/2010	2,768.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781612562	140,000.00	140,000.00	6.990	6 Month LIBOR	5/1/2008	815.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3781620562	276,000.00	276,000.00	6.990	6 Month LIBOR	6/1/2007	1,607.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781626562	125,000.00	125,000.00	6.700	1 Year Treasury	6/1/2010	697.92	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781627562	85,000.00	84,933.03	7.200	6 Month LIBOR	6/1/2007	576.98	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781629562	105,583.00	105,583.00	7.800	6 Month LIBOR	6/1/2008	686.29	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781635562	288,000.00	288,000.00	6.300	6 Month LIBOR	6/1/2007	1,512.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781637562	317,000.00	317,000.00	7.400	6 Month LIBOR	6/1/2007	1,954.83	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781641562	137,700.00	137,700.00	7.100	6 Month LIBOR	6/1/2007	814.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781646562	243,200.00	243,075.24	9.300	6 Month LIBOR	6/1/2007	2,009.57	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781647562	149,600.00	149,286.15	7.700	6 Month LIBOR	5/1/2007	1,066.59	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781650562	108,000.00	107,829.37	7.200	6 Month LIBOR	5/1/2007	733.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781664562	200,000.00	199,806.54	6.150	6 Month LIBOR	6/1/2007	1,218.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781665562	134,320.00	134,320.00	8.250	6 Month LIBOR	5/1/2007	923.45	0.500	0.002	0	N/A	1

3781672562	92,000.00	91,919.23	6.650	6 Month LIBOR	6/1/2007	590.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781675562	220,000.00	220,000.00	6.500	6 Month LIBOR	5/1/2007	1,191.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781679562	78,000.00	77,939.15	7.250	Fixed Rate		532.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781682562	209,600.00	209,600.00	6.750	6 Month LIBOR	6/1/2007	1,179.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781684562	249,600.00	249,425.60	7.800	6 Month LIBOR	6/1/2007	1,796.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781685562	62,400.00	62,374.93	10.450	Fixed Rate		568.47	0.500	0.002	0	N/A	1
3781686562	135,000.00	135,000.00	7.600	6 Month LIBOR	7/1/2007	953.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781688562	84,550.00	84,456.82	8.990	6 Month LIBOR	5/1/2007	679.71	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781689562	176,000.00	176,000.00	6.990	6 Month LIBOR	5/1/2007	1,025.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781690562	44,000.00	43,982.17	10.450	Fixed Rate		400.85	0.500	0.002	0	N/A	1
3781694562	256,500.00	256,500.00	8.000	6 Month LIBOR	6/1/2007	1,710.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781702562	137,600.00	137,478.60	6.625	6 Month LIBOR	6/1/2007	881.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3781714562	176,000.00	176,000.00	7.550	6 Month LIBOR	5/1/2007	1,107.33	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781716562	199,750.00	199,592.62	7.200	Fixed Rate		1,355.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781725562	240,000.00	239,772.27	6.250	6 Month LIBOR	6/1/2007	1,477.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781730562	152,000.00	152,000.00	7.250	6 Month LIBOR	6/1/2007	918.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781731562	38,000.00	37,984.73	10.450	Fixed Rate		346.19	0.500	0.002	0	N/A	1
3781733562	216,750.00	216,750.00	7.500	6 Month LIBOR	6/1/2007	1,354.69	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781735562	38,250.00	38,234.64	10.450	Fixed Rate		348.46	0.500	0.002	0	N/A	1
3781739562	136,000.00	135,881.76	6.700	6 Month LIBOR	6/1/2007	877.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781741562	405,600.00	405,600.00	6.750	6 Month LIBOR	7/1/2007	2,281.50	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781743562	115,200.00	115,200.00	7.450	6 Month LIBOR	6/1/2007	715.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781744562	28,800.00	28,788.43	10.450	Fixed Rate		262.37	0.500	0.002	0	N/A	1
3781745562	236,000.00	236,000.00	7.800	6 Month LIBOR	6/1/2007	1,534.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3781750562	111,200.00	111,094.49	6.250	6 Month LIBOR	6/1/2007	684.68	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781754562	171,600.00	171,476.42	7.650	6 Month LIBOR	6/1/2007	1,217.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781760562	181,393.00	181,393.00	7.550	6 Month LIBOR	6/1/2007	1,141.26	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781764562	150,500.00	150,396.95	7.900	Fixed Rate		1,093.85	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781767562	254,333.00	254,333.00	6.600	6 Month LIBOR	6/1/2008	1,398.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781771562	97,200.00	97,144.07	8.750	6 Month LIBOR	6/1/2007	764.68	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3781772562	50,000.00	49,967.45	8.150	6 Month LIBOR	6/1/2007	372.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781775562	99,000.00	98,932.21	7.900	Fixed Rate		719.54	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781788562	110,400.00	110,400.00	6.990	6 Month LIBOR	6/1/2007	643.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781796562	137,700.00	137,700.00	6.700	6 Month LIBOR	7/1/2007	768.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781804562	428,000.00	428,000.00	7.150	6 Month LIBOR	7/1/2007	2,890.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781807562	144,000.00	143,910.04	8.350	6 Month LIBOR	6/1/2007	1,091.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3781811562	111,120.00	111,120.00	7.750	6 Month LIBOR	6/1/2007	717.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781813562	173,315.00	173,315.00	7.400	6 Month LIBOR	6/1/2007	1,068.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781817562	280,000.00	280,000.00	6.990	6 Month LIBOR	6/1/2007	1,631.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781819562	144,000.00	143,908.18	8.250	6 Month LIBOR	6/1/2007	1,081.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781833562	119,000.00	118,907.17	7.250	Fixed Rate		811.79	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781834562	268,000.00	267,769.26	6.750	6 Month LIBOR	6/1/2008	1,738.25	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781836562	221,600.00	221,600.00	6.990	6 Month LIBOR	6/1/2007	1,290.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781839562	152,800.00	152,800.00	7.150	6 Month LIBOR	6/1/2007	910.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781846562	176,800.00	176,800.00	7.650	6 Month LIBOR	6/1/2008	1,127.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781847562	548,000.00	548,000.00	7.350	6 Month LIBOR	6/1/2007	3,356.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781848562	131,665.00	131,594.00	7.100	6 Month LIBOR	6/1/2007	779.02	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781849562	23,235.00	23,188.31	10.500	Fixed Rate		212.54	0.500	0.002	0	N/A	1

3781859562	174,320.00	174,195.72	7.700	6 Month LIBOR	6/1/2007	1,242.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781862562	212,000.00	212,000.00	6.450	6 Month LIBOR	6/1/2008	1,139.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781865562	118,000.00	117,902.32	6.950	6 Month LIBOR	6/1/2007	781.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781870562	112,000.00	112,000.00	7.625	6 Month LIBOR	6/1/2007	711.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781872562	137,700.00	137,605.71	7.900	6 Month LIBOR	6/1/2007	1,000.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781873562	228,000.00	228,000.00	6.900	6 Month LIBOR	6/1/2008	1,311.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781875562	191,000.00	191,000.00	9.200	6 Month LIBOR	7/1/2007	1,464.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781877562	210,000.00	210,000.00	6.250	6 Month LIBOR	6/1/2007	1,093.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781878562	583,200.00	583,200.00	6.650	6 Month LIBOR	6/1/2007	3,231.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781886562	117,000.00	117,000.00	7.990	6 Month LIBOR	6/1/2007	779.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781887562	100,800.00	100,717.21	6.990	6 Month LIBOR	6/1/2007	669.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781890562	152,000.00	152,000.00	6.100	6 Month LIBOR	7/1/2007	772.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3781891562	38,000.00	38,000.00	9.950	Fixed Rate		332.08	0.500	0.002	0	N/A	1
3781894562	105,000.00	105,000.00	6.900	6 Month LIBOR	6/1/2007	603.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781895562	20,000.00	19,991.43	10.150	Fixed Rate		177.74	0.500	0.002	0	N/A	1
3781896562	113,600.00	113,600.00	6.850	6 Month LIBOR	6/1/2007	648.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781898562	57,600.00	57,558.85	7.690	Fixed Rate		410.27	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781899562	52,000.00	51,962.85	7.690	Fixed Rate		370.39	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781900562	64,000.00	63,954.28	7.690	Fixed Rate		455.86	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781901562	56,000.00	55,960.00	7.690	Fixed Rate		398.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781902562	56,000.00	55,960.00	7.690	Fixed Rate		398.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781903562	292,500.00	292,313.48	8.250	6 Month LIBOR	6/1/2007	2,197.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781915562	324,000.00	323,980.84	6.600	6 Month LIBOR	6/1/2007	1,782.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781916562	800,000.00	800,000.00	6.250	6 Month LIBOR	6/1/2007	4,166.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

3781917562	250,000.00	249,892.89	10.150	Fixed Rate		2,221.70	0.500	0.002	0	N/A	2
3781920562	176,000.00	175,833.00	6.250	6 Month LIBOR	6/1/2007	1,083.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781924562	389,300.00	389,300.00	6.850	6 Month LIBOR	6/1/2007	2,222.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781925562	68,700.00	68,672.40	10.450	Fixed Rate		625.86	0.500	0.002	0	N/A	2
3781931562	213,750.00	213,750.00	6.550	6 Month LIBOR	6/1/2008	1,166.72	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781936562	357,000.00	357,000.00	6.000	6 Month LIBOR	6/1/2008	1,785.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781937562	63,000.00	62,971.53	9.900	Fixed Rate		548.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781939562	312,000.00	312,000.00	6.750	Fixed Rate		1,755.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781944562	240,000.00	240,000.00	7.250	6 Month LIBOR	7/1/2007	1,450.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781945562	60,000.00	60,000.00	9.950	Fixed Rate		524.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781949562	356,800.00	356,800.00	6.875	6 Month LIBOR	6/1/2007	2,044.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781951562	516,000.00	516,000.00	7.900	6 Month LIBOR	7/1/2007	3,750.32	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

3781952562	103,700.00	103,700.00	8.300	6 Month LIBOR	7/1/2007	782.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781953562	114,800.00	114,800.00	6.400	6 Month LIBOR	7/1/2007	612.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781954562	148,000.00	148,000.00	6.200	6 Month LIBOR	7/1/2007	906.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781959562	336,000.00	336,000.00	6.550	6 Month LIBOR	6/1/2007	1,834.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781960562	129,600.00	129,600.00	6.650	6 Month LIBOR	7/1/2007	831.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781962562	196,200.00	196,200.00	6.800	6 Month LIBOR	7/1/2007	1,111.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781963562	21,800.00	21,800.00	9.950	Fixed Rate		190.51	0.500	0.002	0	N/A	1
3781968562	495,200.00	494,747.96	6.450	6 Month LIBOR	6/1/2007	3,113.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781972562	130,000.00	130,000.00	8.300	6 Month LIBOR	7/1/2007	981.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781973562	221,000.00	221,000.00	6.550	6 Month LIBOR	6/1/2007	1,206.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781977562	568,000.00	568,000.00	6.200	6 Month LIBOR	6/1/2007	2,934.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781978562	142,000.00	141,943.57	10.500	Fixed Rate		1,298.93	0.500	0.002	0	N/A	2

3781980562	696,780.00	696,112.47	6.200	6 Month LIBOR	6/1/2007	4,267.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781987562	200,000.00	200,000.00	6.990	6 Month LIBOR	6/1/2008	1,165.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781990562	110,250.00	110,250.00	7.500	Fixed Rate		770.89	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781992562	84,000.00	84,000.00	6.900	6 Month LIBOR	6/1/2008	483.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781994562	112,000.00	112,000.00	6.600	6 Month LIBOR	6/1/2008	616.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781997562	130,500.00	130,500.00	7.990	6 Month LIBOR	7/1/2007	868.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781999562	179,100.00	179,100.00	7.950	6 Month LIBOR	6/1/2007	1,186.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782000562	182,500.00	182,500.00	7.350	6 Month LIBOR	6/1/2007	1,117.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782007562	234,000.00	233,828.07	7.550	6 Month LIBOR	6/1/2007	1,644.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782009562	118,000.00	118,000.00	6.250	6 Month LIBOR	7/1/2007	614.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782012562	118,000.00	118,000.00	7.150	Fixed Rate		796.99	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782015562	123,165.00	123,165.00	7.100	6 Month LIBOR	7/1/2007	827.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3782022562	213,600.00	213,600.00	6.650	6 Month LIBOR	7/1/2007	1,371.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782026562	152,100.00	152,100.00	7.850	6 Month LIBOR	7/1/2007	1,100.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782045562	122,315.00	122,204.43	6.500	6 Month LIBOR	6/1/2008	773.12	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782050562	193,000.00	193,000.00	7.050	Fixed Rate		1,290.53	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782065562	172,000.00	172,000.00	6.990	6 Month LIBOR	7/1/2007	1,001.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782066562	43,000.00	43,000.00	10.450	Fixed Rate		391.74	0.500	0.002	0	N/A	1
3782071562	192,000.00	192,000.00	6.100	6 Month LIBOR	6/1/2007	976.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782073562	144,000.00	144,000.00	6.850	6 Month LIBOR	7/1/2007	822.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782074562	48,000.00	47,979.44	10.150	Fixed Rate		426.57	0.500	0.002	0	N/A	1
3782081562	172,000.00	172,000.00	7.050	6 Month LIBOR	7/1/2007	1,010.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782085562	142,400.00	142,400.00	6.400	6 Month LIBOR	7/1/2007	890.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782091562	206,100.00	206,100.00	7.700	6 Month LIBOR	7/1/2007	1,322.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

3782093562	185,600.00	185,600.00	7.450	6 Month LIBOR	7/1/2007	1,291.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782104562	112,000.00	112,000.00	8.250	6 Month LIBOR	7/1/2007	770.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782112562	135,033.00	135,033.00	6.500	6 Month LIBOR	7/1/2007	853.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782113562	33,759.00	33,759.00	10.500	Fixed Rate		308.81	0.500	0.002	0	N/A	1
3782117562	232,000.00	232,000.00	7.250	6 Month LIBOR	7/1/2007	1,582.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782119562	118,000.00	118,000.00	9.600	Fixed Rate		1,000.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782121562	122,000.00	122,000.00	6.750	Fixed Rate		686.25	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782122562	216,000.00	216,000.00	7.250	6 Month LIBOR	7/1/2007	1,473.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782126562	147,920.00	147,920.00	6.800	6 Month LIBOR	7/1/2007	838.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782127562	36,980.00	36,980.00	10.450	Fixed Rate		336.89	0.500	0.002	0	N/A	1
3782128562	120,487.00	120,487.00	7.400	6 Month LIBOR	7/1/2007	743.00	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782132562	650,000.00	650,000.00	6.900	6 Month LIBOR	7/1/2007	4,280.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

3782136562	150,400.00	150,400.00	6.990	6 Month LIBOR	7/1/2007	876.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782148562	180,000.00	180,000.00	7.800	6 Month LIBOR	7/1/2007	1,170.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782159562	161,500.00	161,500.00	8.150	6 Month LIBOR	7/1/2007	1,201.97	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
3782165562	150,000.00	150,000.00	9.750	6 Month LIBOR	7/1/2007	1,288.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782169562	492,926.00	492,926.00	6.350	6 Month LIBOR	7/1/2007	3,067.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782174562	124,000.00	124,000.00	6.650	6 Month LIBOR	7/1/2007	796.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782184562	84,000.00	84,000.00	8.000	6 Month LIBOR	7/1/2007	616.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782192562	400,000.00	400,000.00	6.490	6 Month LIBOR	7/1/2008	2,163.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782193562	100,000.00	100,000.00	10.150	Fixed Rate		888.68	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782194562	212,250.00	212,250.00	6.450	6 Month LIBOR	7/1/2007	1,140.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782195562	270,750.00	270,750.00	8.800	6 Month LIBOR	7/1/2008	2,139.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782197562	108,000.00	108,000.00	6.250	6 Month LIBOR	7/1/2008	664.98	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3782204562	101,000.00	101,000.00	7.450	6 Month LIBOR	7/1/2007	702.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782206562	327,250.00	327,250.00	6.240	6 Month LIBOR	7/1/2007	1,701.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782207562	248,000.00	248,000.00	6.690	6 Month LIBOR	7/1/2007	1,598.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782208562	62,000.00	62,000.00	9.950	Fixed Rate		541.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782209562	159,920.00	159,920.00	6.900	6 Month LIBOR	7/1/2007	1,053.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782213562	544,000.00	544,000.00	6.800	6 Month LIBOR	7/1/2007	3,082.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782216562	234,250.00	234,250.00	6.650	Fixed Rate		1,503.81	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782217562	182,400.00	182,400.00	6.500	6 Month LIBOR	7/1/2007	988.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782218562	310,250.00	310,250.00	6.350	6 Month LIBOR	7/1/2007	1,641.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782220562	360,000.00	360,000.00	6.700	Fixed Rate		3,175.71	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782221562	90,000.00	90,000.00	9.400	Fixed Rate		934.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782224562	225,000.00	225,000.00	6.950	6 Month LIBOR	7/1/2008	1,303.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3782227562	128,000.00	128,000.00	7.590	6 Month LIBOR	7/1/2007	902.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782228562	32,000.00	32,000.00	10.500	Fixed Rate		292.72	0.500	0.002	0	N/A	1
3782231562	205,600.00	205,600.00	7.350	6 Month LIBOR	7/1/2007	1,416.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782233562	136,800.00	136,800.00	6.900	6 Month LIBOR	7/1/2007	900.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782234562	34,200.00	34,200.00	9.900	Fixed Rate		297.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782235562	316,000.00	316,000.00	8.350	6 Month LIBOR	7/1/2007	2,198.83	0.500	0.002	0	N/A	1
3782238562	256,700.00	256,700.00	6.500	6 Month LIBOR	7/1/2008	1,622.52	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782242562	384,000.00	384,000.00	7.500	6 Month LIBOR	7/1/2007	2,400.00	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782244562	131,200.00	131,200.00	6.200	6 Month LIBOR	7/1/2007	803.56	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782250562	256,000.00	256,000.00	6.990	6 Month LIBOR	7/1/2007	1,491.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782251562	64,000.00	64,000.00	9.450	Fixed Rate		535.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782260562	89,930.00	89,930.00	9.400	Fixed Rate		749.63	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3782265562	280,800.00	280,800.00	6.125	6 Month LIBOR	7/1/2007	1,433.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782266562	70,200.00	70,200.00	9.900	Fixed Rate		610.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782267562	112,000.00	112,000.00	7.250	Fixed Rate		764.04	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782275562	128,000.00	128,000.00	6.800	6 Month LIBOR	7/1/2007	834.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782276562	32,000.00	32,000.00	10.150	Fixed Rate		284.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782277562	318,750.00	318,750.00	6.490	6 Month LIBOR	7/1/2007	1,723.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782279562	94,760.00	94,760.00	7.250	1 Year Treasury	7/1/2010	572.51	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782283562	159,920.00	159,920.00	6.050	6 Month LIBOR	7/1/2008	963.95	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782304562	512,000.00	512,000.00	6.800	6 Month LIBOR	7/1/2007	2,901.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782310562	223,920.00	223,920.00	6.850	6 Month LIBOR	7/1/2007	1,278.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782316562	229,500.00	229,500.00	7.200	6 Month LIBOR	7/1/2007	1,377.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782319562	122,400.00	122,400.00	7.300	6 Month LIBOR	7/1/2007	839.14	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

3782324562	187,000.00	187,000.00	6.500	6 Month LIBOR	7/1/2008	1,012.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782341562	371,600.00	371,600.00	6.400	6 Month LIBOR	7/1/2007	1,981.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782356562	231,200.00	231,200.00	6.500	6 Month LIBOR	7/1/2007	1,252.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782357562	57,800.00	57,800.00	9.950	Fixed Rate		505.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782402562	793,600.00	793,600.00	6.650	6 Month LIBOR	7/1/2007	4,397.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4354497426	59,000.00	58,918.14	7.850	6 Month LIBOR	5/1/2007	426.77	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354553426	97,750.00	97,652.45	9.450	6 Month LIBOR	5/1/2008	818.38	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354600426	20,000.00	19,953.71	10.450	Fixed Rate		220.47	0.500	0.002	0	N/A	1
4354654426	23,000.00	22,981.43	10.450	Fixed Rate		209.54	0.500	0.002	0	N/A	1
4354658426	91,920.00	91,834.45	6.350	6 Month LIBOR	6/1/2007	571.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354669426	325,000.00	325,000.00	7.550	6 Month LIBOR	5/1/2007	2,044.79	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354683426	25,000.00	24,979.81	10.450	Fixed Rate		227.76	0.500	0.002	0	N/A	1

4354685426	20,000.00	19,983.06	10.450	Fixed Rate		182.21	0.500	0.002	0	N/A	1
4354751426	178,500.00	178,385.59	8.225	6 Month LIBOR	6/1/2008	1,337.88	0.500	0.002	0	N/A	1
4354757426	51,000.00	50,973.00	9.150	Fixed Rate		415.88	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4354758426	51,000.00	50,973.00	9.150	Fixed Rate		415.88	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4354778426	116,000.00	115,895.13	6.500	Fixed Rate		733.20	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354804426	31,200.00	31,187.33	10.400	Fixed Rate		283.07	0.500	0.002	0	N/A	1
4354816426	20,000.00	19,974.17	10.450	Fixed Rate		182.21	0.500	0.002	0	N/A	1
4354831426	89,666.00	89,615.47	8.850	6 Month LIBOR	6/1/2007	711.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354839426	23,400.00	23,387.22	9.000	Fixed Rate		188.29	0.500	0.002	0	N/A	1
4354849426	247,500.00	247,333.60	7.990	6 Month LIBOR	6/1/2008	1,814.35	0.500	0.002	0	N/A	1
4354851426	20,000.00	20,000.00	10.150	Fixed Rate		177.74	0.500	0.002	0	N/A	1
4354865426	179,200.00	179,200.00	7.500	6 Month LIBOR	7/1/2007	1,253.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2

4354869426	28,000.00	27,987.48	9.950	Fixed Rate		244.69	0.500	0.002	0	N/A	1
4354872426	22,980.00	22,967.45	9.000	Fixed Rate		184.91	0.500	0.002	0	N/A	1
4354904426	36,000.00	35,980.34	9.000	Fixed Rate		289.67	0.500	0.002	0	N/A	1
4354919426	20,000.00	20,000.00	10.400	Fixed Rate		181.46	0.500	0.002	0	N/A	1
4354970426	80,792.00	80,792.00	7.750	6 Month LIBOR	7/1/2007	578.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354998426	34,800.00	34,800.00	9.900	Fixed Rate		302.83	0.500	0.002	0	N/A	1
4354999426	50,004.00	50,004.00	9.600	6 Month LIBOR	7/1/2007	424.12	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4355002426	105,000.00	105,000.00	9.650	6 Month LIBOR	7/1/2008	894.42	0.500	0.002	0	N/A	1
4355010426	22,800.00	22,800.00	10.000	Fixed Rate		200.09	0.500	0.002	0	N/A	1
4355029426	20,000.00	20,000.00	9.950	Fixed Rate		174.78	0.500	0.002	0	N/A	1
4355030426	55,250.00	55,250.00	8.300	6 Month LIBOR	7/1/2008	417.02	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4355072426	21,200.00	21,200.00	9.700	Fixed Rate		181.37	0.500	0.002	0	N/A	1

4355073426	22,500.00	22,500.00	9.950	Fixed Rate		196.63	0.500	0.002	0	N/A	1
4355074426	25,900.00	25,900.00	9.950	Fixed Rate		226.34	0.500	0.002	0	N/A	1
4355140426	125,440.00	125,440.00	7.650	6 Month LIBOR	7/1/2007	890.02	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4355144426	130,500.00	130,500.00	8.800	6 Month LIBOR	7/1/2008	1,031.31	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390015476	95,588.00	95,588.00	7.250	6 Month LIBOR	5/1/2007	577.51	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390065476	108,800.00	108,617.28	6.890	6 Month LIBOR	5/1/2007	715.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390234476	128,669.00	128,504.34	8.250	6 Month LIBOR	5/1/2007	966.65	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390385476	142,982.00	142,816.91	8.750	6 Month LIBOR	5/1/2007	1,124.85	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390398476	104,500.00	104,369.01	8.350	6 Month LIBOR	5/1/2007	792.44	0.500	0.002	0	N/A	1
4390416476	95,000.00	94,899.03	9.150	Fixed Rate		774.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390427476	272,550.00	272,384.55	8.490	6 Month LIBOR	6/1/2008	2,093.75	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390467476	68,000.00	67,952.01	7.750	6 Month LIBOR	6/1/2007	487.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4390473476	64,500.00	64,381.98	6.450	6 Month LIBOR	5/1/2007	405.57	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390482476	100,000.00	99,826.55	6.725	6 Month LIBOR	5/1/2008	646.94	0.500	0.002	0	N/A	1
4390490476	103,075.00	103,012.55	8.500	6 Month LIBOR	6/1/2007	792.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390509476	159,920.00	159,695.88	7.800	Fixed Rate		1,151.22	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390516476	92,720.00	92,636.18	6.500	6 Month LIBOR	6/1/2007	586.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390518476	72,000.00	71,866.91	6.400	6 Month LIBOR	5/1/2007	450.37	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390519476	20,000.00	19,978.06	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4390523476	70,000.00	69,895.76	7.500	Fixed Rate		489.46	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390528476	131,200.00	131,080.23	6.450	6 Month LIBOR	6/1/2008	824.97	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390533476	241,660.00	241,512.09	8.450	6 Month LIBOR	6/1/2007	1,849.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390551476	82,000.00	81,928.00	6.650	6 Month LIBOR	6/1/2007	526.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390553476	133,123.00	133,038.11	8.250	6 Month LIBOR	6/1/2007	1,000.11	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4390560476	154,850.00	154,665.60	8.600	6 Month LIBOR	5/1/2007	1,201.66	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390562476	127,300.00	127,137.14	8.250	6 Month LIBOR	5/1/2007	956.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390565476	92,055.00	91,965.87	9.850	Fixed Rate		797.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390567476	115,425.00	115,352.89	8.350	6 Month LIBOR	6/1/2007	875.28	0.500	0.002	0	N/A	1
4390570476	92,800.00	92,800.00	7.550	Fixed Rate		652.06	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390578476	113,776.00	113,567.82	6.450	6 Month LIBOR	5/1/2007	715.41	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390584476	65,500.00	65,386.88	6.750	6 Month LIBOR	5/1/2007	424.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390586476	111,920.00	111,703.03	6.150	6 Month LIBOR	5/1/2007	681.85	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390587476	27,980.00	27,774.45	9.000	Fixed Rate		225.14	0.500	0.002	0	N/A	1
4390592476	168,000.00	167,855.36	6.750	6 Month LIBOR	6/1/2008	1,089.65	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390607476	190,000.00	189,888.17	8.640	6 Month LIBOR	6/1/2007	1,479.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390608476	168,300.00	168,186.84	7.990	6 Month LIBOR	6/1/2008	1,233.76	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

4390609476	78,400.00	78,350.51	8.300	Fixed Rate		591.76	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390615476	144,094.00	143,918.49	8.490	6 Month LIBOR	5/1/2008	1,106.94	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390617476	74,565.00	74,506.25	7.200	6 Month LIBOR	6/1/2007	506.14	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390619476	140,000.00	139,733.62	6.250	6 Month LIBOR	5/1/2007	862.01	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390621476	72,925.00	72,871.42	7.550	6 Month LIBOR	6/1/2007	512.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390628476	160,000.00	160,000.00	6.500	6 Month LIBOR	7/1/2007	1,011.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390633476	92,929.00	92,762.22	6.550	6 Month LIBOR	5/1/2007	590.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390635476	143,200.00	142,837.32	6.450	6 Month LIBOR	5/1/2007	900.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390637476	84,150.00	84,105.91	9.200	6 Month LIBOR	6/1/2007	689.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390640476	149,402.00	149,305.75	8.200	6 Month LIBOR	6/1/2007	1,117.17	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390646476	116,800.00	116,596.74	7.100	6 Month LIBOR	5/1/2007	784.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390648476	83,920.00	83,864.82	8.100	Fixed Rate		621.64	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4390654476	150,100.00	149,883.90	8.100	6 Month LIBOR	5/1/2007	1,111.87	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390659476	189,050.00	188,808.15	8.250	6 Month LIBOR	5/1/2007	1,420.27	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390660476	110,010.00	109,936.19	8.000	6 Month LIBOR	6/1/2007	807.22	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390661476	99,000.00	98,928.71	7.650	6 Month LIBOR	6/1/2007	702.42	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390669476	72,664.00	72,628.62	9.550	6 Month LIBOR	6/1/2007	613.66	0.500	0.002	0	N/A	1
4390677476	90,725.00	90,673.87	8.850	6 Month LIBOR	6/1/2007	720.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390689476	84,000.00	83,892.53	8.250	6 Month LIBOR	5/1/2007	631.07	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390694476	89,040.00	88,971.90	7.350	6 Month LIBOR	6/1/2007	613.47	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390708476	111,200.00	111,123.86	7.900	Fixed Rate		808.21	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390715476	111,749.00	111,696.86	9.750	Fixed Rate		960.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390720476	149,040.00	148,920.22	7.100	Fixed Rate		1,001.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390725476	80,000.00	79,948.46	8.200	Fixed Rate		598.21	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4390726476	112,000.00	111,899.73	6.550	6 Month LIBOR	6/1/2007	711.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390728476	300,000.00	299,950.00	7.250	6 Month LIBOR	6/1/2007	1,812.50	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390732476	107,461.00	107,391.14	8.600	6 Month LIBOR	6/1/2007	833.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390736476	106,800.00	106,710.71	6.900	6 Month LIBOR	6/1/2008	703.39	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390737476	26,700.00	26,685.41	9.000	Fixed Rate		214.84	0.500	0.002	0	N/A	1
4390748476	75,500.00	75,393.11	7.750	6 Month LIBOR	5/1/2007	540.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390750476	88,350.00	88,307.45	9.600	6 Month LIBOR	6/1/2007	749.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390752476	110,500.00	110,426.61	8.050	6 Month LIBOR	6/1/2007	814.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390755476	123,500.00	123,429.68	8.800	6 Month LIBOR	6/1/2008	975.99	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390756476	105,600.00	105,518.44	7.300	Fixed Rate		723.97	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390760476	101,250.00	101,175.60	7.550	Fixed Rate		711.43	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390763476	168,000.00	167,910.13	9.100	6 Month LIBOR	6/1/2007	1,363.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

4390767476	196,000.00	196,000.00	6.750	6 Month LIBOR	7/1/2007	1,271.26	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390770476	155,200.00	155,072.53	6.990	6 Month LIBOR	6/1/2007	1,031.51	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390779476	140,250.00	140,250.00	6.350	6 Month LIBOR	6/1/2008	742.16	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390781476	111,200.00	111,200.00	6.800	6 Month LIBOR	7/1/2007	724.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390784476	81,600.00	81,539.44	7.500	6 Month LIBOR	6/1/2007	570.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390786476	86,700.00	86,649.07	8.650	6 Month LIBOR	6/1/2007	675.89	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390791476	92,400.00	92,324.11	6.990	6 Month LIBOR	6/1/2007	614.12	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390808476	105,600.00	105,499.80	6.250	6 Month LIBOR	6/1/2007	650.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390815476	164,800.00	164,800.00	6.700	6 Month LIBOR	7/1/2007	920.13	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
4390817476	110,250.00	110,149.35	6.450	6 Month LIBOR	6/1/2007	693.24	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390819476	360,000.00	360,000.00	6.850	6 Month LIBOR	6/1/2007	2,055.00	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
4390821476	154,000.00	153,881.05	7.300	Fixed Rate		1,055.78	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4390826476	172,000.00	171,853.36	6.800	6 Month LIBOR	6/1/2007	1,121.32	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390828476	107,600.00	107,524.40	7.800	6 Month LIBOR	6/1/2007	774.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390830476	280,000.00	279,741.92	6.400	6 Month LIBOR	6/1/2007	1,751.42	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
4390836476	268,000.00	268,000.00	6.900	6 Month LIBOR	6/1/2007	1,541.00	0.500	0.002	0	N/A	2
4390839476	119,200.00	119,093.28	6.550	6 Month LIBOR	6/1/2007	757.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390841476	71,670.00	71,614.64	7.300	Fixed Rate		491.35	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390843476	84,800.00	84,731.84	7.100	6 Month LIBOR	6/1/2007	569.89	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390846476	128,800.00	128,713.40	7.990	Fixed Rate		944.20	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390849476	189,600.00	189,444.28	6.990	6 Month LIBOR	6/1/2007	1,260.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4390867476	66,000.00	65,950.53	7.450	6 Month LIBOR	6/1/2007	459.23	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390877476	135,900.00	135,820.18	8.650	6 Month LIBOR	6/1/2008	1,059.44	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390878476	146,000.00	146,000.00	7.850	6 Month LIBOR	7/1/2007	1,056.07	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1

4390885476	57,500.00	57,453.32	7.050	Fixed Rate		384.49	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390892476	109,419.00	109,317.16	6.350	6 Month LIBOR	6/1/2007	680.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390894476	94,000.00	93,921.42	6.900	6 Month LIBOR	6/1/2007	619.09	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390901476	107,920.00	107,920.00	6.500	6 Month LIBOR	6/1/2007	584.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390902476	26,980.00	26,965.26	9.000	Fixed Rate		217.09	0.500	0.002	0	N/A	1
4390918476	316,350.00	316,135.57	7.950	6 Month LIBOR	6/1/2007	2,310.25	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
4390924476	109,200.00	109,095.38	6.200	6 Month LIBOR	6/1/2007	668.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390926476	87,200.00	87,133.98	7.400	6 Month LIBOR	6/1/2007	603.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390929476	88,000.00	87,940.83	7.990	Fixed Rate		645.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390935476	62,475.00	62,422.77	6.900	6 Month LIBOR	6/1/2007	411.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390937476	75,000.00	74,940.90	7.200	6 Month LIBOR	6/1/2007	509.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390940476	246,675.00	246,509.15	7.990	6 Month LIBOR	6/1/2007	1,808.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

4390952476	73,625.00	73,568.13	7.300	6 Month LIBOR	6/1/2007	504.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390957476	54,000.00	53,961.42	7.690	Fixed Rate		384.63	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390960476	107,200.00	107,105.88	6.650	6 Month LIBOR	6/1/2007	688.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390961476	26,800.00	26,789.23	10.450	Fixed Rate		244.15	0.500	0.002	0	N/A	1
4390967476	82,400.00	82,400.00	7.550	6 Month LIBOR	7/1/2007	578.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390972476	108,800.00	108,713.42	7.150	Fixed Rate		734.85	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390980476	56,000.00	55,955.88	7.200	Fixed Rate		380.13	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390982476	115,560.00	115,463.39	6.900	Fixed Rate		761.08	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390983476	28,890.00	28,874.22	9.000	Fixed Rate		232.46	0.500	0.002	0	N/A	1
4390984476	139,950.00	139,849.22	7.650	6 Month LIBOR	6/1/2007	992.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390988476	146,797.00	146,663.00	6.450	Fixed Rate		923.04	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390990476	126,400.00	126,296.18	6.990	6 Month LIBOR	6/1/2007	840.10	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1

4390991476	84,000.00	83,943.52	7.990	Fixed Rate		615.78	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390995476	119,200.00	119,097.37	6.750	Fixed Rate		773.13	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4390997476	111,920.00	111,820.77	6.600	6 Month LIBOR	6/1/2007	714.79	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391002476	74,100.00	74,100.00	9.900	6 Month LIBOR	7/1/2007	644.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391003476	159,250.00	159,119.21	6.990	6 Month LIBOR	6/1/2007	1,058.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391014476	68,000.00	68,000.00	7.100	6 Month LIBOR	7/1/2007	456.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391015476	107,400.00	107,400.00	7.390	6 Month LIBOR	7/1/2008	742.89	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391016476	130,400.00	130,287.73	6.750	6 Month LIBOR	6/1/2007	845.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391026476	128,800.00	128,688.02	6.700	Fixed Rate		831.12	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391028476	95,200.00	95,121.81	6.990	6 Month LIBOR	6/1/2007	632.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391036476	82,064.00	81,990.53	6.550	6 Month LIBOR	6/1/2008	521.41	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391038476	110,900.00	110,900.00	7.200	Fixed Rate		752.78	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4391045476	133,600.00	133,502.81	7.600	6 Month LIBOR	6/1/2007	943.32	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391047476	69,900.00	69,900.00	8.550	Fixed Rate		539.95	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391048476	20,000.00	20,000.00	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4391069476	164,000.00	163,865.31	6.990	6 Month LIBOR	6/1/2008	1,090.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391086476	172,000.00	171,863.13	7.150	Fixed Rate		1,161.70	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391089476	69,600.00	69,600.00	8.350	6 Month LIBOR	7/1/2008	527.79	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391091476	100,792.00	100,792.00	6.200	6 Month LIBOR	7/1/2008	617.32	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391096476	129,200.00	129,200.00	7.550	6 Month LIBOR	7/1/2007	907.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391101476	225,600.00	225,600.00	7.100	6 Month LIBOR	7/1/2007	1,516.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391102476	56,400.00	56,400.00	9.000	Fixed Rate		453.81	0.500	0.002	0	N/A	1
4391105476	255,000.00	255,000.00	7.900	6 Month LIBOR	7/1/2007	1,678.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391106476	87,750.00	87,750.00	8.950	6 Month LIBOR	7/1/2007	702.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4391113476	80,720.00	80,720.00	6.600	6 Month LIBOR	7/1/2007	443.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391114476	83,520.00	83,520.00	8.250	6 Month LIBOR	7/1/2007	627.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391121476	140,000.00	140,000.00	7.500	Fixed Rate		978.91	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391132476	91,600.00	91,600.00	6.990	6 Month LIBOR	7/1/2007	608.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391134476	259,250.00	259,250.00	7.625	6 Month LIBOR	7/1/2008	1,834.96	0.500	0.002	0	N/A	1
4391144476	56,050.00	56,050.00	8.790	Fixed Rate		561.52	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391147476	103,920.00	103,920.00	7.250	Fixed Rate		708.92	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391152476	143,920.00	143,920.00	6.800	Fixed Rate		938.26	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391153476	35,980.00	35,980.00	9.000	Fixed Rate		289.51	0.500	0.002	0	N/A	1
4391154476	160,170.00	160,170.00	7.000	6 Month LIBOR	7/1/2007	1,065.62	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
4391155476	187,892.00	187,892.00	6.150	6 Month LIBOR	7/1/2007	1,144.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391157476	69,900.00	69,900.00	7.800	6 Month LIBOR	7/1/2007	503.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4391166476	121,920.00	121,920.00	6.250	6 Month LIBOR	7/1/2007	750.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391167476	30,480.00	30,480.00	9.000	Fixed Rate		245.25	0.500	0.002	0	N/A	1
4391172476	213,750.00	213,750.00	7.600	6 Month LIBOR	7/1/2007	1,509.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391174476	368,472.00	368,472.00	7.600	6 Month LIBOR	7/1/2007	2,333.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391180476	65,000.00	65,000.00	7.800	6 Month LIBOR	7/1/2007	467.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391181476	131,300.00	131,300.00	7.250	6 Month LIBOR	7/1/2007	793.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391186476	158,500.00	158,500.00	7.990	Fixed Rate		1,161.92	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391189476	68,000.00	68,000.00	6.800	6 Month LIBOR	7/1/2007	443.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391194476	63,500.00	63,500.00	7.350	6 Month LIBOR	7/1/2007	437.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391197476	104,000.00	104,000.00	6.100	6 Month LIBOR	7/1/2008	630.24	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391203476	20,000.00	20,000.00	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4391218476	140,900.00	140,900.00	6.950	Fixed Rate		932.69	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4391228476	128,000.00	128,000.00	6.500	6 Month LIBOR	7/1/2007	809.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391232476	278,400.00	278,400.00	6.100	6 Month LIBOR	7/1/2007	1,687.09	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391244476	69,000.00	69,000.00	6.700	6 Month LIBOR	7/1/2007	445.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391245476	20,000.00	20,000.00	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4391246476	90,000.00	90,000.00	9.150	6 Month LIBOR	7/1/2007	733.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391248476	100,000.00	100,000.00	6.350	6 Month LIBOR	7/1/2007	622.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391250476	79,000.00	79,000.00	6.990	6 Month LIBOR	7/1/2007	525.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391251476	20,000.00	20,000.00	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4391253476	57,000.00	57,000.00	7.600	6 Month LIBOR	7/1/2007	402.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391255476	177,600.00	177,600.00	7.450	6 Month LIBOR	8/1/2007	1,235.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391260476	73,750.00	73,750.00	7.850	Fixed Rate		533.46	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391262476	100,000.00	100,000.00	6.550	Fixed Rate		635.36	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4391270476	118,400.00	118,400.00	7.250	Fixed Rate		807.70	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391275476	156,000.00	156,000.00	6.550	6 Month LIBOR	7/1/2007	991.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391276476	39,000.00	39,000.00	9.000	Fixed Rate		313.81	0.500	0.002	0	N/A	1
4391279476	82,400.00	82,400.00	6.990	6 Month LIBOR	7/1/2007	547.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391280476	20,600.00	20,600.00	9.000	Fixed Rate		165.76	0.500	0.002	0	N/A	1
4391282476	107,920.00	107,920.00	6.600	6 Month LIBOR	7/1/2008	689.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391284476	52,989.00	52,989.00	7.800	Fixed Rate		381.46	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391285476	20,000.00	20,000.00	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4391288476	68,374.00	68,374.00	7.700	6 Month LIBOR	7/1/2008	487.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391302476	310,500.00	310,500.00	7.075	6 Month LIBOR	7/1/2008	2,081.43	0.500	0.002	0	N/A	1
4391305476	168,400.00	168,400.00	6.100	6 Month LIBOR	7/1/2007	1,020.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391307476	216,600.00	216,600.00	7.800	6 Month LIBOR	7/1/2007	1,559.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

4391318476	125,200.00	125,200.00	6.900	Fixed Rate		824.57	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391321476	148,000.00	148,000.00	6.250	6 Month LIBOR	7/1/2008	911.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391326476	84,000.00	84,000.00	6.850	Fixed Rate		550.42	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391331476	114,900.00	114,900.00	7.450	Fixed Rate		799.47	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391333476	95,600.00	95,600.00	6.200	6 Month LIBOR	7/1/2007	585.53	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4391340476	84,000.00	84,000.00	7.650	Fixed Rate		785.87	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391355476	121,062.00	121,062.00	6.700	6 Month LIBOR	7/1/2007	781.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391356476	30,266.00	30,266.00	9.000	Fixed Rate		243.53	0.500	0.002	0	N/A	1
4391384476	86,400.00	86,400.00	6.900	Fixed Rate		569.04	0.500	0.002	0	N/A	1
4391399476	152,000.00	152,000.00	6.750	6 Month LIBOR	7/1/2007	985.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391403476	90,220.00	90,220.00	7.500	6 Month LIBOR	7/1/2008	630.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391404476	22,555.00	22,555.00	9.000	Fixed Rate		181.49	0.500	0.002	0	N/A	1

4391405476	260,100.00	260,100.00	6.850	6 Month LIBOR	7/1/2008	1,484.74	0.500	0.002	0	N/A	2
4391408476	103,834.00	103,834.00	6.950	6 Month LIBOR	7/1/2007	687.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391421476	87,920.00	87,920.00	7.100	6 Month LIBOR	7/1/2008	590.86	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391424476	91,680.00	91,680.00	8.750	6 Month LIBOR	7/1/2007	721.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391425476	109,600.00	109,600.00	6.700	6 Month LIBOR	7/1/2007	707.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391432476	199,750.00	199,750.00	6.600	6 Month LIBOR	7/1/2008	1,275.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4391433476	35,250.00	35,250.00	9.000	Fixed Rate		283.63	0.500	0.002	0	N/A	1
4391440476	73,000.00	73,000.00	6.950	6 Month LIBOR	7/1/2007	483.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391457476	100,000.00	100,000.00	6.600	6 Month LIBOR	7/1/2007	638.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391458476	21,000.00	21,000.00	9.000	Fixed Rate		168.98	0.500	0.002	0	N/A	1
4391473476	103,925.00	103,925.00	6.990	6 Month LIBOR	7/1/2007	690.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391486476	100,000.00	100,000.00	7.200	Fixed Rate		678.79	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4391512476	103,200.00	103,200.00	6.400	6 Month LIBOR	7/1/2008	645.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4391534476	132,000.00	132,000.00	6.650	6 Month LIBOR	7/1/2007	847.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4395606436	194,400.00	193,469.01	8.000	6 Month LIBOR	12/1/2006	1,426.44	0.500	0.002	0	N/A	2
4396795436	361,548.00	361,548.00	7.950	6 Month LIBOR	6/1/2007	2,395.26	0.500	0.002	30	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	2
4396948436	112,500.00	112,348.26	7.990	Fixed Rate		824.71	0.500	0.002	0	N/A	1
4397093436	73,200.00	73,142.89	7.250	6 Month LIBOR	6/1/2007	499.36	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397493436	132,000.00	131,842.76	8.600	6 Month LIBOR	5/1/2007	1,024.34	0.500	0.002	0	N/A	1
4397509436	87,200.00	87,137.71	7.690	Fixed Rate		621.10	0.500	0.002	0	N/A	1
4397548436	125,600.00	125,600.00	6.875	Fixed Rate		825.11	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397590436	142,000.00	141,766.16	6.990	Fixed Rate		943.78	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397618436	161,500.00	161,500.00	8.500	6 Month LIBOR	7/1/2007	1,241.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397625436	132,724.00	132,646.84	8.700	6 Month LIBOR	6/1/2008	1,039.41	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4397631436	100,000.00	99,922.75	7.300	6 Month LIBOR	6/1/2007	685.58	0.500	0.002	0	N/A	1
4397636436	135,850.00	135,755.08	7.800	6 Month LIBOR	6/1/2007	977.95	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
4397653436	100,064.00	99,892.96	6.800	Fixed Rate		652.35	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397659436	192,600.00	192,242.44	6.375	6 Month LIBOR	5/1/2008	1,201.58	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397684436	67,375.00	67,257.57	6.700	6 Month LIBOR	5/1/2008	434.76	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397691436	208,000.00	207,657.47	6.990	6 Month LIBOR	5/1/2007	1,382.44	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	2
4397709436	70,000.00	69,950.59	7.750	6 Month LIBOR	6/1/2007	501.49	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397719436	140,000.00	139,733.62	6.250	6 Month LIBOR	5/1/2007	862.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397731436	80,350.00	80,209.94	6.700	Fixed Rate		518.49	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397732436	20,900.00	20,877.08	9.000	Fixed Rate		168.17	0.500	0.002	0	N/A	1
4397733436	122,016.00	121,927.24	7.600	6 Month LIBOR	6/1/2007	861.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397744436	90,250.00	90,202.22	9.150	6 Month LIBOR	6/1/2007	735.94	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1

4397753436	117,600.00	117,397.01	6.750	6 Month LIBOR	5/1/2007	762.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397757436	124,800.00	124,800.00	7.450	6 Month LIBOR	5/1/2008	774.80	0.500	0.002	0	N/A	1
4397762436	75,000.00	75,000.00	7.550	Fixed Rate		471.88	0.500	0.002	0	N/A	1
4397772436	158,804.00	158,532.43	6.800	6 Month LIBOR	5/1/2007	1,035.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4397779436	82,200.00	82,153.19	8.800	Fixed Rate		649.61	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397791436	130,000.00	129,768.95	6.600	6 Month LIBOR	5/1/2007	830.26	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4397811436	100,000.00	99,911.34	6.600	6 Month LIBOR	6/1/2007	638.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397813436	232,750.00	232,351.99	6.800	6 Month LIBOR	5/1/2007	1,517.36	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4397814436	138,800.00	138,800.00	6.990	6 Month LIBOR	6/1/2007	808.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397819436	125,600.00	125,493.96	6.850	6 Month LIBOR	6/1/2008	823.01	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397822436	95,000.00	94,893.63	8.900	6 Month LIBOR	5/1/2007	757.57	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4397827436	76,840.00	76,840.00	8.350	6 Month LIBOR	7/1/2007	582.69	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1

4397847436	57,950.00	57,870.36	7.900	6 Month LIBOR	5/1/2007	421.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397854436	178,800.00	178,646.06	6.750	6 Month LIBOR	6/1/2007	1,159.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4397860436	57,950.00	57,870.22	7.900	6 Month LIBOR	5/1/2007	421.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397862436	159,600.00	159,508.18	8.750	6 Month LIBOR	6/1/2007	1,255.58	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	2
4397864436	140,000.00	139,875.83	6.650	6 Month LIBOR	6/1/2007	898.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397867436	113,850.00	113,770.45	7.800	6 Month LIBOR	6/1/2007	819.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397871436	143,225.00	143,031.83	7.990	6 Month LIBOR	5/1/2007	1,049.94	0.500	0.002	0	N/A	1
4397873436	130,000.00	129,882.24	6.490	6 Month LIBOR	6/1/2007	820.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397877436	75,000.00	74,944.34	7.500	6 Month LIBOR	6/1/2007	524.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397880436	79,050.00	78,954.89	8.550	6 Month LIBOR	5/1/2007	610.63	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397889436	251,375.00	251,069.44	8.500	6 Month LIBOR	5/1/2007	1,932.86	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4397896436	92,530.00	92,479.35	8.990	6 Month LIBOR	6/1/2007	743.86	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1

4397897436	70,300.00	70,265.42	9.500	6 Month LIBOR	6/1/2007	591.13	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4397907436	73,577.00	73,493.78	8.850	6 Month LIBOR	5/1/2007	584.10	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4397908436	73,150.00	73,071.28	9.100	6 Month LIBOR	5/1/2007	593.86	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397909436	151,905.00	151,810.87	8.390	6 Month LIBOR	6/1/2007	1,156.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397927436	126,000.00	125,845.26	8.450	6 Month LIBOR	5/1/2007	964.37	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4397934436	136,800.00	136,710.97	8.150	6 Month LIBOR	6/1/2007	1,018.14	0.500	0.002	0	N/A	1
4397937436	549,000.00	549,000.00	8.150	6 Month LIBOR	5/1/2007	3,728.63	0.500	0.002	0	N/A	2
4397939436	152,000.00	152,000.00	7.500	6 Month LIBOR	7/1/2007	1,062.81	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
4397965436	315,120.00	314,835.13	6.500	6 Month LIBOR	6/1/2007	1,991.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4397975436	192,376.00	192,027.40	6.500	1 Year Treasury	5/1/2010	1,215.95	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	2
4397979436	50,000.00	49,962.89	7.500	Fixed Rate		349.61	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397984436	106,780.00	106,713.29	8.350	6 Month LIBOR	6/1/2007	809.73	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1

4397989436	102,644.00	102,644.00	6.400	6 Month LIBOR	6/1/2007	547.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4397998436	114,400.00	114,310.76	7.250	6 Month LIBOR	6/1/2007	780.41	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398003436	199,012.00	199,012.00	6.250	6 Month LIBOR	6/1/2007	1,036.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398005436	63,500.00	63,447.95	7.000	6 Month LIBOR	6/1/2008	422.47	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398007436	155,600.00	155,457.96	6.450	Fixed Rate		978.39	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398010436	57,000.00	56,955.09	7.200	6 Month LIBOR	6/1/2007	386.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398014436	111,920.00	111,830.06	7.100	6 Month LIBOR	6/1/2007	752.14	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4398016436	119,920.00	119,808.39	6.350	6 Month LIBOR	6/1/2007	746.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398019436	59,500.00	59,455.84	7.500	6 Month LIBOR	6/1/2007	416.04	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398021436	114,750.00	114,660.48	7.250	Fixed Rate		782.80	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398024436	135,000.00	135,000.00	7.650	6 Month LIBOR	7/1/2008	957.85	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398032436	99,000.00	98,939.41	8.450	6 Month LIBOR	6/1/2007	757.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4398036436	238,800.00	238,800.00	7.250	6 Month LIBOR	6/1/2008	1,442.75	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398037436	138,870.00	138,870.00	8.750	6 Month LIBOR	7/1/2007	1,092.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398049436	161,864.00	161,864.00	6.700	6 Month LIBOR	6/1/2007	903.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398051436	90,400.00	90,400.00	6.600	6 Month LIBOR	6/1/2007	497.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398056436	84,000.00	83,926.25	6.650	Fixed Rate		539.26	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398058436	100,300.00	100,238.61	8.450	6 Month LIBOR	6/1/2007	767.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398059436	226,400.00	226,185.18	6.250	6 Month LIBOR	6/1/2007	1,393.99	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398061436	69,900.00	69,851.65	7.850	Fixed Rate		505.62	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398065436	60,000.00	60,000.00	8.500	6 Month LIBOR	7/1/2007	461.35	0.500	0.002	0	N/A	1
4398067436	95,600.00	95,517.69	6.750	6 Month LIBOR	6/1/2007	620.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398071436	178,505.00	178,350.41	7.700	6 Month LIBOR	6/1/2007	1,272.67	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	2
4398072436	195,200.00	195,025.24	6.550	6 Month LIBOR	6/1/2007	1,240.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

4398076436	64,800.00	64,759.52	8.350	Fixed Rate		491.39	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398081436	51,200.00	51,174.55	9.450	6 Month LIBOR	6/1/2007	428.66	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398082436	142,400.00	142,400.00	7.150	6 Month LIBOR	6/1/2007	848.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398084436	92,150.00	92,094.75	8.550	Fixed Rate		711.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398090436	102,000.00	101,913.04	6.800	6 Month LIBOR	6/1/2007	664.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398093436	55,000.00	54,798.81	6.350	6 Month LIBOR	6/1/2008	342.23	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398098436	58,900.00	58,865.04	8.600	6 Month LIBOR	6/1/2007	457.08	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
4398102436	68,000.00	67,962.78	8.990	6 Month LIBOR	6/1/2007	546.66	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
4398103436	115,840.00	115,840.00	6.450	6 Month LIBOR	7/1/2007	728.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398104436	28,960.00	28,960.00	9.000	Fixed Rate		233.02	0.500	0.002	0	N/A	1
4398106436	119,807.00	119,707.82	6.950	Fixed Rate		793.07	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398108436	103,500.00	103,423.19	7.500	6 Month LIBOR	6/1/2007	723.69	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1

4398111436	57,500.00	57,500.00	8.990	Fixed Rate		462.25	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398122436	60,000.00	59,957.65	7.750	Fixed Rate		429.85	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4398130436	76,950.00	76,901.92	8.350	6 Month LIBOR	6/1/2008	583.52	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398134436	116,424.00	116,424.00	6.750	6 Month LIBOR	7/1/2007	755.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398143436	63,750.00	63,750.00	6.900	6 Month LIBOR	7/1/2007	419.86	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398159436	69,000.00	68,945.64	7.200	6 Month LIBOR	6/1/2007	468.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398161436	201,920.00	201,756.11	7.050	6 Month LIBOR	6/1/2007	1,350.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398164436	92,800.00	92,800.00	6.750	6 Month LIBOR	6/1/2007	522.00	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
4398167436	175,750.00	175,641.32	8.400	6 Month LIBOR	6/1/2007	1,338.93	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	2
4398168436	112,200.00	112,136.77	8.850	6 Month LIBOR	6/1/2007	890.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398176436	97,000.00	96,928.72	7.550	6 Month LIBOR	6/1/2007	681.57	0.500	0.002	0	N/A	1
4398181436	492,000.00	491,631.19	7.450	6 Month LIBOR	6/1/2007	3,423.31	0.500	0.002	0	N/A	2

4398189436	101,000.00	100,905.09	6.300	6 Month LIBOR	6/1/2007	625.17	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398194436	136,850.00	136,760.02	8.100	6 Month LIBOR	6/1/2007	1,013.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398195436	136,576.00	136,468.39	7.200	Fixed Rate		927.07	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398205436	110,500.00	110,409.25	6.990	Fixed Rate		734.42	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398207436	77,400.00	77,352.63	8.450	6 Month LIBOR	6/1/2007	592.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398208436	113,152.00	113,152.00	6.700	6 Month LIBOR	7/1/2007	730.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398215436	95,965.00	95,965.00	9.650	Fixed Rate		817.45	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398217436	101,500.00	101,457.89	10.300	6 Month LIBOR	6/1/2007	913.32	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4398223436	102,920.00	102,822.34	6.250	6 Month LIBOR	6/1/2007	633.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398225436	107,200.00	107,200.00	7.350	6 Month LIBOR	6/1/2008	656.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398227436	102,400.00	102,306.53	6.450	6 Month LIBOR	6/1/2007	643.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398240436	96,000.00	96,000.00	6.750	6 Month LIBOR	7/1/2007	622.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4398244436	103,000.00	103,000.00	6.990	6 Month LIBOR	7/1/2007	684.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398246436	97,500.00	97,500.00	7.700	6 Month LIBOR	7/1/2007	695.14	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398247436	20,000.00	20,000.00	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4398252436	106,400.00	106,299.04	6.250	6 Month LIBOR	6/1/2007	655.13	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398255436	88,800.00	88,727.07	6.990	6 Month LIBOR	6/1/2008	590.20	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398257436	50,500.00	50,467.80	8.250	Fixed Rate		379.39	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398260436	64,000.00	64,000.00	7.150	6 Month LIBOR	7/1/2007	432.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398271436	151,200.00	151,079.68	7.150	6 Month LIBOR	6/1/2007	1,021.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398283436	96,000.00	96,000.00	6.750	6 Month LIBOR	6/1/2008	540.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398288436	59,422.00	59,422.00	6.950	6 Month LIBOR	7/1/2007	393.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398289436	20,000.00	20,000.00	9.000	Fixed Rate		160.93	0.500	0.002	0	N/A	1
4398290436	87,525.00	87,482.40	9.550	6 Month LIBOR	6/1/2007	739.16	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

4398295436	112,000.00	112,000.00	7.150	Fixed Rate		756.46	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398297436	133,840.00	133,840.00	6.850	6 Month LIBOR	7/1/2008	877.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398299436	67,000.00	66,488.90	7.300	6 Month LIBOR	6/1/2007	459.34	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398310436	101,325.00	101,325.00	7.450	Fixed Rate		629.06	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398324436	140,800.00	140,800.00	6.700	6 Month LIBOR	6/1/2008	786.13	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398325436	35,200.00	35,180.77	9.000	Fixed Rate		283.23	0.500	0.002	0	N/A	1
4398326436	53,900.00	53,900.00	7.500	Fixed Rate		376.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398328436	54,400.00	54,400.00	9.400	6 Month LIBOR	7/1/2007	453.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398330436	173,600.00	173,453.44	6.850	6 Month LIBOR	6/1/2007	1,137.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398332436	95,000.00	94,933.62	7.800	6 Month LIBOR	6/1/2007	683.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398334436	86,320.00	86,247.12	6.850	6 Month LIBOR	6/1/2007	565.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398338436	126,650.00	126,528.66	6.200	6 Month LIBOR	6/1/2007	775.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4398339436	22,350.00	22,337.79	9.000	Fixed Rate		179.84	0.500	0.002	0	N/A	1
4398342436	113,500.00	113,500.00	7.100	Fixed Rate		762.76	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398355436	103,960.00	103,960.00	7.900	Fixed Rate		755.59	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398358436	101,200.00	101,104.90	6.300	6 Month LIBOR	6/1/2007	626.41	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398366436	85,600.00	85,600.00	7.500	6 Month LIBOR	7/1/2007	598.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398367436	21,400.00	21,400.00	9.000	Fixed Rate		172.19	0.500	0.002	0	N/A	1
4398368436	114,665.00	114,665.00	7.500	6 Month LIBOR	7/1/2007	801.76	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398371436	129,764.00	129,657.42	6.990	6 Month LIBOR	6/1/2007	862.46	0.500	0.002	0	N/A	1
4398374436	178,500.00	178,500.00	6.100	6 Month LIBOR	7/1/2007	1,081.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398386436	140,000.00	140,000.00	6.450	6 Month LIBOR	7/1/2008	880.30	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398388436	65,000.00	65,000.00	8.600	6 Month LIBOR	7/1/2007	504.41	0.500	0.002	0	N/A	1
4398396436	52,500.00	52,500.00	8.200	6 Month LIBOR	7/1/2007	392.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4398398436	112,000.00	112,000.00	6.250	6 Month LIBOR	7/1/2007	689.61	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398400436	100,000.00	100,000.00	8.750	6 Month LIBOR	7/1/2007	786.71	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4398405436	334,700.00	334,700.00	7.250	6 Month LIBOR	7/1/2007	2,283.25	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	2
4398411436	91,200.00	91,200.00	8.150	Fixed Rate		678.76	0.500	0.002	0	N/A	1
4398416436	147,517.00	147,517.00	7.150	6 Month LIBOR	7/1/2007	996.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398428436	60,000.00	60,000.00	8.700	Fixed Rate		469.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398430436	20,000.00	20,000.00	10.450	Fixed Rate		182.21	0.500	0.002	0	N/A	1
4398433436	78,000.00	78,000.00	7.190	6 Month LIBOR	7/1/2007	528.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398441436	113,200.00	113,200.00	6.300	6 Month LIBOR	7/1/2008	700.68	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398457436	122,395.00	122,395.00	6.600	6 Month LIBOR	7/1/2007	781.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398462436	74,250.00	74,250.00	8.900	6 Month LIBOR	7/1/2007	592.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398470436	134,400.00	134,400.00	6.600	6 Month LIBOR	7/1/2007	858.36	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4398474436	207,810.00	207,810.00	7.800	6 Month LIBOR	7/1/2008	1,495.97	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	2
4398480436	119,250.00	119,250.00	9.250	6 Month LIBOR	7/1/2007	981.05	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398487436	175,600.00	175,600.00	6.600	6 Month LIBOR	7/1/2007	1,121.49	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398494436	107,100.00	107,100.00	7.500	6 Month LIBOR	7/1/2007	748.86	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
4398499436	101,500.00	101,500.00	6.700	6 Month LIBOR	7/1/2007	654.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398504436	100,560.00	100,560.00	6.600	Fixed Rate		642.24	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398506436	158,000.00	158,000.00	6.240	6 Month LIBOR	7/1/2007	821.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398512436	187,000.00	187,000.00	6.300	6 Month LIBOR	7/1/2007	1,157.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398513436	33,000.00	33,000.00	9.000	Fixed Rate		265.53	0.500	0.002	0	N/A	1
4398530436	254,320.00	254,320.00	7.450	Fixed Rate		1,769.55	0.500	0.002	36	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4398532436	127,120.00	127,120.00	6.990	6 Month LIBOR	7/1/2007	844.88	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4398544436	66,000.00	66,000.00	6.250	6 Month LIBOR	7/1/2007	406.38	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1

4398546436	53,500.00	53,500.00	6.750	6 Month LIBOR	7/1/2008	347.00	0.500	0.002	36	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4398548436	152,000.00	152,000.00	7.000	Fixed Rate		1,011.26	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398552436	143,200.00	143,200.00	6.200	6 Month LIBOR	7/1/2007	877.06	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4398568436	192,400.00	192,400.00	6.850	6 Month LIBOR	7/1/2008	1,098.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398570436	211,500.00	211,500.00	7.700	6 Month LIBOR	7/1/2007	1,507.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398576436	65,000.00	65,000.00	6.900	6 Month LIBOR	7/1/2008	373.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398579436	240,000.00	240,000.00	7.800	6 Month LIBOR	7/1/2007	1,560.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398586436	297,500.00	297,500.00	6.990	6 Month LIBOR	7/1/2008	1,977.28	0.500	0.002	0	N/A	2
4398588436	127,800.00	127,800.00	8.200	6 Month LIBOR	7/1/2007	873.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398597436	52,800.00	52,800.00	7.900	Fixed Rate		383.76	0.500	0.002	36	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4398600436	91,920.00	91,920.00	6.950	6 Month LIBOR	7/1/2008	608.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398602436	82,705.00	82,705.00	8.750	6 Month LIBOR	7/1/2007	650.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4398606436	127,600.00	127,600.00	6.450	6 Month LIBOR	7/1/2008	685.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398608436	123,250.00	123,250.00	6.750	6 Month LIBOR	7/1/2008	799.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398613436	104,000.00	104,000.00	6.600	6 Month LIBOR	7/1/2007	664.21	0.500	0.002	0	N/A	1
4398622436	164,000.00	164,000.00	6.300	Fixed Rate		1,015.12	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398632436	115,120.00	115,120.00	7.150	6 Month LIBOR	7/1/2007	777.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398636436	135,600.00	135,600.00	6.250	6 Month LIBOR	7/1/2008	834.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398642436	263,500.00	263,500.00	6.500	6 Month LIBOR	7/1/2007	1,665.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398652436	54,200.00	54,200.00	7.800	Fixed Rate		390.17	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398654436	112,000.00	112,000.00	7.550	Fixed Rate		786.96	0.500	0.002	36	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4398657436	91,520.00	91,520.00	6.950	6 Month LIBOR	7/1/2008	605.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398659436	80,000.00	80,000.00	7.990	6 Month LIBOR	7/1/2008	586.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4398667436	56,900.00	56,900.00	7.850	6 Month LIBOR	7/1/2007	411.58	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1

4398669436	195,880.00	195,880.00	6.050	6 Month LIBOR	7/1/2008	987.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4398698436	207,000.00	207,000.00	7.850	6 Month LIBOR	7/1/2007	1,497.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4447741426	181,300.00	180,531.44	9.000	6 Month LIBOR	12/1/2006	1,458.79	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4449828426	95,656.00	95,656.00	6.990	6 Month LIBOR	7/1/2007	635.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4449882426	139,222.00	139,222.00	7.700	Fixed Rate		992.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4451023426	51,000.00	50,976.71	9.850	6 Month LIBOR	6/1/2007	441.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4451782426	288,000.00	288,000.00	6.800	6 Month LIBOR	6/1/2007	1,632.00	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4451927426	127,000.00	126,913.92	7.950	6 Month LIBOR	6/1/2007	927.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4452063426	76,000.00	75,896.62	7.950	6 Month LIBOR	5/1/2008	555.02	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4452066426	165,000.00	164,877.54	7.500	6 Month LIBOR	6/1/2007	1,153.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4452161426	132,000.00	131,769.92	6.700	6 Month LIBOR	5/1/2007	851.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4452261426	80,000.00	79,944.67	7.850	6 Month LIBOR	6/1/2007	578.67	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1

4452421426	110,400.00	110,400.00	7.900	6 Month LIBOR	7/1/2007	726.80	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4452804426	96,800.00	96,696.60	9.125	Fixed Rate		787.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4452938426	59,900.00	59,817.72	7.900	Fixed Rate		435.36	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4453318426	88,000.00	88,000.00	8.900	6 Month LIBOR	7/1/2008	701.75	0.500	0.002	0	N/A	1
4453466426	112,000.00	111,887.06	9.400	Fixed Rate		933.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4453489426	95,250.00	95,250.00	9.950	6 Month LIBOR	7/1/2008	832.37	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4453749426	96,000.00	95,922.55	10.450	Fixed Rate		874.57	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4453862426	58,500.00	58,500.00	7.850	6 Month LIBOR	7/1/2007	423.16	0.500	0.002	0	N/A	1
4453871426	165,000.00	164,885.29	7.825	6 Month LIBOR	6/1/2008	1,190.65	0.500	0.002	0	N/A	1
4453907426	63,000.00	62,972.28	10.025	6 Month LIBOR	6/1/2008	554.04	0.500	0.002	0	N/A	1
4453982426	134,500.00	134,394.03	7.200	Fixed Rate		912.98	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454178426	246,800.00	246,620.47	7.600	6 Month LIBOR	6/1/2007	1,742.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4454180426	103,500.00	103,500.00	10.500	6 Month LIBOR	7/1/2008	946.76	0.500	0.002	36	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
4454182426	60,000.00	59,930.01	8.700	Fixed Rate		469.88	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4454358426	180,000.00	179,664.22	6.350	6 Month LIBOR	5/1/2008	1,120.03	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4454379426	101,400.00	101,400.00	6.950	6 Month LIBOR	7/1/2008	671.22	0.500	0.002	0	N/A	1
4454382426	73,400.00	73,400.00	6.775	6 Month LIBOR	7/1/2008	477.30	0.500	0.002	0	N/A	1
4454513426	93,000.00	92,933.03	7.650	6 Month LIBOR	6/1/2007	659.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454514426	168,644.00	168,550.91	8.950	6 Month LIBOR	6/1/2008	1,350.89	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4454518426	191,250.00	191,250.00	7.275	6 Month LIBOR	5/1/2008	1,159.45	0.500	0.002	0	N/A	2
4454541426	107,564.00	107,485.76	7.600	6 Month LIBOR	6/1/2007	759.49	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454547426	91,200.00	91,200.00	6.990	6 Month LIBOR	7/1/2008	606.15	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454552426	72,000.00	71,968.15	10.000	6 Month LIBOR	6/1/2007	631.86	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4454576426	55,250.00	55,250.00	9.950	6 Month LIBOR	7/1/2007	482.82	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1

4454587426	82,450.00	82,350.80	8.550	6 Month LIBOR	5/1/2008	636.90	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454629426	152,000.00	151,776.01	7.550	6 Month LIBOR	5/1/2007	1,068.02	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
4454651426	126,000.00	125,812.38	7.500	Fixed Rate		881.02	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454652426	115,000.00	115,000.00	7.900	6 Month LIBOR	6/1/2007	757.08	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
4454670426	104,000.00	103,864.89	8.175	6 Month LIBOR	5/1/2008	775.85	0.500	0.002	0	N/A	1
4454694426	83,200.00	83,091.37	8.150	6 Month LIBOR	5/1/2007	619.22	0.500	0.002	0	N/A	1
4454771426	90,000.00	90,000.00	9.200	6 Month LIBOR	5/1/2007	690.00	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454803426	112,000.00	111,799.36	7.700	6 Month LIBOR	5/1/2008	718.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454859426	79,900.00	79,855.44	8.900	6 Month LIBOR	6/1/2007	637.16	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4454922426	57,600.00	57,570.91	9.375	6 Month LIBOR	6/1/2008	479.09	0.500	0.002	0	N/A	1
4454945426	49,950.00	49,927.67	9.950	6 Month LIBOR	6/1/2007	436.51	0.500	0.002	0	N/A	1
4454953426	107,600.00	107,600.00	7.525	6 Month LIBOR	5/1/2008	674.74	0.500	0.002	0	N/A	1

4455032426	81,600.00	81,492.36	8.100	6 Month LIBOR	5/1/2007	604.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455037426	78,000.00	77,939.15	7.250	6 Month LIBOR	6/1/2007	532.10	0.500	0.002	0	N/A	1
4455039426	64,000.00	63,959.19	8.250	Fixed Rate		480.82	0.500	0.002	0	N/A	1
4455049426	94,079.20	93,919.96	6.850	6 Month LIBOR	5/1/2008	616.47	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455053426	100,000.00	99,925.03	7.450	Fixed Rate		695.80	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455060426	140,800.00	140,610.48	8.000	6 Month LIBOR	5/1/2007	1,033.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455080426	147,000.00	147,000.00	6.875	6 Month LIBOR	5/1/2007	842.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455173426	71,550.00	71,469.07	8.850	6 Month LIBOR	5/1/2007	568.01	0.500	0.002	0	N/A	1
4455179426	259,400.00	258,956.61	6.800	6 Month LIBOR	5/1/2007	1,691.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455180426	600,000.00	599,042.65	7.150	6 Month LIBOR	5/1/2007	4,052.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4455203426	128,250.00	128,177.73	8.850	6 Month LIBOR	6/1/2007	1,018.12	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4455204426	62,025.00	61,978.51	7.450	6 Month LIBOR	6/1/2007	431.57	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4455331426	125,875.00	125,750.71	9.500	6 Month LIBOR	5/1/2007	1,058.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455357426	74,610.00	74,520.23	8.550	6 Month LIBOR	5/1/2007	576.34	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4455376426	50,150.00	50,150.00	9.500	6 Month LIBOR	6/1/2007	397.02	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455448426	80,000.00	80,000.00	6.450	6 Month LIBOR	6/1/2007	430.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4455449426	85,000.00	84,957.29	9.400	6 Month LIBOR	6/1/2008	708.54	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455475426	70,000.00	69,946.25	7.650	6 Month LIBOR	6/1/2007	496.67	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4455505426	79,800.00	79,800.00	7.600	Fixed Rate		563.45	0.500	0.002	0	N/A	1
4455516426	61,900.00	61,806.95	7.450	6 Month LIBOR	5/1/2007	430.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455573426	66,500.00	66,454.00	7.850	6 Month LIBOR	6/1/2007	481.02	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4455599426	178,600.00	178,504.46	9.100	6 Month LIBOR	6/1/2007	1,449.93	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4455661426	108,775.00	108,662.99	9.300	6 Month LIBOR	5/1/2007	898.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455679426	96,000.00	95,887.80	8.700	6 Month LIBOR	5/1/2007	751.81	0.500	0.002	0	N/A	1

4455753426	120,770.00	120,688.80	7.990	Fixed Rate		885.33	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455757426	314,400.00	314,400.00	8.900	6 Month LIBOR	6/1/2007	2,331.80	0.500	0.002	0	N/A	2
4455777426	77,000.00	76,931.43	9.990	6 Month LIBOR	5/1/2008	675.17	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455800426	92,700.00	92,577.73	8.100	6 Month LIBOR	5/1/2007	686.68	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment: The prepayment charge will equal TWO PERCENT (2%) of any amount prepaid within 60 days of the date of the prepayment in full, after deducting all refunds and rebates as of the date	1
4455824426	116,668.00	116,584.82	7.700	6 Month LIBOR	6/1/2007	831.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455854426	160,000.00	160,000.00	6.800	6 Month LIBOR	6/1/2007	906.67	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455856426	98,000.00	97,863.30	7.825	6 Month LIBOR	5/1/2008	707.17	0.500	0.002	0	N/A	1
4455875426	134,000.00	133,882.35	6.650	6 Month LIBOR	6/1/2007	860.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455890426	107,200.00	107,027.26	7.100	6 Month LIBOR	5/1/2008	720.42	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455902426	50,000.00	49,966.96	8.075	6 Month LIBOR	6/1/2007	369.50	0.500	0.002	0	N/A	1
4455904426	66,000.00	65,926.13	8.900	Fixed Rate		526.31	0.500	0.002	0	N/A	1
4455906426	66,300.00	66,238.70	9.850	6 Month LIBOR	5/1/2008	574.50	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

4455938426	104,740.00	104,666.82	7.800	6 Month LIBOR	6/1/2007	754.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4455956426	174,951.20	174,951.20	6.850	6 Month LIBOR	6/1/2007	998.68	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4455957426	52,000.00	51,952.56	9.875	6 Month LIBOR	5/1/2008	451.55	0.500	0.002	0	N/A	1
4455983426	89,300.00	89,250.96	8.975	6 Month LIBOR	6/1/2008	716.93	0.500	0.002	0	N/A	1
4456000426	50,000.00	49,955.67	6.600	6 Month LIBOR	6/1/2007	319.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456103426	117,750.00	117,619.57	8.950	6 Month LIBOR	5/1/2008	943.21	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456105426	150,000.00	149,860.39	6.350	6 Month LIBOR	6/1/2007	933.36	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456122426	54,900.00	54,867.04	8.990	6 Month LIBOR	6/1/2007	441.35	0.500	0.002	0	N/A	1
4456149426	315,000.00	315,000.00	7.450	6 Month LIBOR	7/1/2008	1,955.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456162426	102,600.00	102,478.16	9.475	6 Month LIBOR	5/1/2008	860.85	0.500	0.002	0	N/A	1
4456179426	124,800.00	124,621.54	7.700	6 Month LIBOR	5/1/2007	889.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456184426	63,000.00	62,964.50	8.850	6 Month LIBOR	6/1/2007	500.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4456194426	50,150.00	50,107.08	10.175	6 Month LIBOR	5/1/2007	446.61	0.500	0.002	0	N/A	1
4456197426	50,000.00	49,980.13	10.500	6 Month LIBOR	6/1/2008	457.37	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4456200426	148,000.00	148,000.00	6.500	6 Month LIBOR	6/1/2007	801.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456206426	180,000.00	180,000.00	6.750	6 Month LIBOR	6/1/2007	1,012.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456230426	114,300.00	114,238.86	9.100	6 Month LIBOR	6/1/2008	927.92	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4456243426	167,200.00	167,002.93	8.650	6 Month LIBOR	5/1/2007	1,303.44	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4456273426	216,000.00	216,000.00	7.050	6 Month LIBOR	7/1/2008	1,269.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4456302426	100,000.00	99,943.06	8.800	6 Month LIBOR	6/1/2008	790.28	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456309426	112,000.00	112,000.00	7.250	6 Month LIBOR	6/1/2007	676.67	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456318426	185,600.00	185,600.00	7.000	6 Month LIBOR	6/1/2008	1,082.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456319426	67,500.00	67,458.26	8.400	6 Month LIBOR	6/1/2007	514.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456327426	140,000.00	140,000.00	7.050	6 Month LIBOR	7/1/2007	936.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4456350426	86,400.00	86,341.44	7.950	6 Month LIBOR	6/1/2008	630.97	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456352426	136,000.00	135,924.94	8.950	Fixed Rate		1,089.40	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4456371426	68,250.00	68,217.13	9.600	Fixed Rate		578.87	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456387426	132,000.00	131,882.12	9.975	6 Month LIBOR	5/1/2008	1,155.96	0.500	0.002	0	N/A	1
4456413426	54,000.00	54,000.00	9.725	6 Month LIBOR	7/1/2008	462.96	0.500	0.002	0	N/A	1
4456420426	208,500.00	208,500.00	8.050	6 Month LIBOR	5/1/2007	1,398.69	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
4456447426	158,950.00	158,843.13	7.990	6 Month LIBOR	6/1/2007	1,165.22	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4456469426	64,800.00	64,764.23	8.950	6 Month LIBOR	6/1/2007	519.07	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456471426	69,750.00	69,717.28	9.725	6 Month LIBOR	6/1/2008	597.99	0.500	0.002	0	N/A	1
4456472426	92,000.00	91,869.76	7.750	6 Month LIBOR	5/1/2007	659.10	0.500	0.002	0	N/A	1
4456507426	64,900.00	64,856.36	7.990	6 Month LIBOR	6/1/2007	475.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456512426	86,250.00	86,189.13	7.750	6 Month LIBOR	6/1/2007	617.91	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1

4456518426	165,750.00	165,637.65	7.950	6 Month LIBOR	6/1/2008	1,210.45	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4456546426	50,400.00	50,372.47	9.000	6 Month LIBOR	6/1/2008	405.53	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456555426	53,000.00	52,937.47	8.725	6 Month LIBOR	5/1/2008	416.01	0.500	0.002	0	N/A	1
4456558426	50,000.00	49,942.26	8.750	Fixed Rate		393.36	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456563426	204,000.00	203,872.55	8.350	6 Month LIBOR	6/1/2007	1,546.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456582426	119,000.00	118,939.59	9.350	6 Month LIBOR	6/1/2007	987.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456593426	79,050.00	79,050.00	9.350	6 Month LIBOR	7/1/2007	656.07	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4456609426	194,400.00	194,400.00	8.550	6 Month LIBOR	7/1/2007	1,501.67	0.500	0.002	0	N/A	2
4456617426	106,400.00	106,308.39	6.750	6 Month LIBOR	6/1/2007	690.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456620426	80,800.00	80,800.00	7.300	6 Month LIBOR	6/1/2007	491.53	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4456622426	192,000.00	191,839.48	6.900	6 Month LIBOR	6/1/2007	1,264.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4456654426	62,500.00	62,457.20	7.900	6 Month LIBOR	6/1/2007	454.26	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1

4456661426	98,100.00	98,025.35	7.375	Fixed Rate		677.56	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456664426	156,000.00	155,889.90	7.750	Fixed Rate		1,117.61	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456673426	112,000.00	112,000.00	7.200	6 Month LIBOR	6/1/2007	672.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4456677426	89,550.00	89,550.00	8.850	6 Month LIBOR	7/1/2007	660.43	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456718426	193,500.00	193,500.00	8.500	6 Month LIBOR	6/1/2007	1,370.63	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	1
4456731426	361,800.00	361,800.00	6.700	6 Month LIBOR	6/1/2007	2,020.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4456737426	75,525.00	75,485.85	9.250	6 Month LIBOR	6/1/2008	621.33	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4456749426	97,432.00	97,356.75	7.300	6 Month LIBOR	6/1/2007	667.97	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456822426	77,000.00	76,953.26	8.490	6 Month LIBOR	6/1/2007	591.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456856426	60,500.00	60,460.82	8.175	6 Month LIBOR	6/1/2008	451.34	0.500	0.002	0	N/A	1
4456857426	50,000.00	49,873.15	9.450	Fixed Rate		520.61	0.500	0.002	0	N/A	1
4456877426	158,100.00	157,983.84	7.550	6 Month LIBOR	6/1/2007	1,110.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

4456883426	84,560.00	84,560.00	8.000	6 Month LIBOR	7/1/2007	620.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456886426	194,750.00	194,634.43	8.600	6 Month LIBOR	6/1/2007	1,511.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456887426	104,800.00	104,718.25	7.250	6 Month LIBOR	6/1/2007	714.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456888426	58,500.00	58,469.03	9.150	6 Month LIBOR	6/1/2007	477.04	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456893426	88,400.00	88,323.89	6.750	6 Month LIBOR	6/1/2007	573.37	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456920426	90,392.00	90,257.40	7.500	6 Month LIBOR	5/1/2007	632.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456925426	130,400.00	130,400.00	6.950	6 Month LIBOR	6/1/2007	755.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456944426	238,500.00	238,324.76	7.550	6 Month LIBOR	6/1/2008	1,675.80	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456955426	52,200.00	52,171.49	9.000	6 Month LIBOR	6/1/2008	420.02	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456971426	73,000.00	73,000.00	7.250	6 Month LIBOR	6/1/2007	441.04	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4456989426	322,400.00	322,163.12	7.550	6 Month LIBOR	6/1/2007	2,265.32	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457003426	83,250.00	83,205.47	9.100	6 Month LIBOR	6/1/2008	675.85	0.500	0.002	36	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1

4457014426	80,720.00	80,660.69	7.550	6 Month LIBOR	6/1/2007	567.18	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457016426	162,000.00	162,000.00	7.550	6 Month LIBOR	6/1/2007	1,019.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457020426	55,000.00	54,963.02	7.990	Fixed Rate		403.19	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457028426	85,500.00	85,456.59	9.350	6 Month LIBOR	6/1/2007	709.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457030426	100,700.00	100,618.27	7.050	6 Month LIBOR	6/1/2007	673.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457044426	72,000.00	72,000.00	7.990	6 Month LIBOR	7/1/2007	527.81	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4457059426	428,000.00	428,000.00	6.600	6 Month LIBOR	6/1/2007	2,354.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457086426	500,000.00	500,000.00	8.100	6 Month LIBOR	6/1/2007	3,375.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457089426	227,672.00	227,509.68	7.700	6 Month LIBOR	6/1/2007	1,623.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457099426	450,000.00	450,000.00	7.600	6 Month LIBOR	6/1/2008	2,850.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457112426	50,250.00	50,229.81	10.450	6 Month LIBOR	6/1/2007	457.78	0.500	0.002	0	N/A	1
4457114426	153,900.00	153,900.00	8.050	6 Month LIBOR	7/1/2007	1,134.64	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4457127426	194,400.00	194,246.84	7.200	6 Month LIBOR	6/1/2007	1,319.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457128426	66,300.00	66,271.14	10.075	6 Month LIBOR	6/1/2008	585.51	0.500	0.002	0	N/A	1
4457146426	286,053.00	285,910.81	9.450	6 Month LIBOR	6/1/2007	2,394.87	0.500	0.002	0	N/A	2
4457151426	124,000.00	123,897.35	6.950	6 Month LIBOR	6/1/2007	820.82	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
4457152426	100,000.00	99,959.39	10.400	Fixed Rate		907.28	0.500	0.002	0	N/A	2
4457211426	51,850.00	51,823.54	9.325	6 Month LIBOR	6/1/2008	429.38	0.500	0.002	0	N/A	1
4457216426	147,000.00	146,884.18	7.200	6 Month LIBOR	6/1/2007	997.82	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457244426	45,000.00	44,959.60	9.950	Fixed Rate		393.25	0.500	0.002	0	N/A	1
4457265426	76,500.00	76,461.57	9.400	6 Month LIBOR	6/1/2007	637.68	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4457266426	136,000.00	135,907.82	7.950	6 Month LIBOR	6/1/2007	993.19	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457285426	50,400.00	50,365.49	7.900	6 Month LIBOR	6/1/2007	366.31	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457312426	50,040.00	50,040.00	9.600	6 Month LIBOR	7/1/2007	424.42	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4457314426	67,772.00	67,772.00	7.650	6 Month LIBOR	6/1/2007	432.05	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457354426	55,000.00	55,000.00	8.750	Fixed Rate		432.69	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457363426	134,400.00	134,271.24	6.200	Fixed Rate		823.16	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457385426	61,000.00	60,950.00	7.000	6 Month LIBOR	6/1/2007	405.84	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457388426	478,000.00	478,000.00	6.600	6 Month LIBOR	6/1/2007	2,629.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457399426	109,600.00	109,600.00	7.050	6 Month LIBOR	7/1/2007	732.86	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457412426	125,800.00	125,800.00	6.050	6 Month LIBOR	6/1/2008	634.24	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457418426	137,600.00	137,493.72	7.300	6 Month LIBOR	6/1/2007	943.35	0.500	0.002	0	N/A	1
4457426426	150,000.00	149,875.83	6.950	6 Month LIBOR	6/1/2007	992.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457446426	66,000.00	65,957.25	8.150	6 Month LIBOR	6/1/2007	491.21	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4457448426	155,000.00	154,894.94	7.950	6 Month LIBOR	6/1/2008	1,131.94	0.500	0.002	0	N/A	1
4457449426	113,520.00	113,436.16	7.525	6 Month LIBOR	6/1/2008	795.70	0.500	0.002	0	N/A	1

4457451426	99,000.00	98,942.45	8.700	6 Month LIBOR	6/1/2007	775.31	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4457483426	132,300.00	132,204.72	7.650	6 Month LIBOR	6/1/2007	938.69	0.500	0.002	0	N/A	1
4457504426	61,000.00	60,946.44	6.650	6 Month LIBOR	6/1/2007	391.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457519426	80,750.00	80,713.12	9.850	6 Month LIBOR	6/1/2007	699.71	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457521426	153,000.00	152,915.55	8.950	6 Month LIBOR	6/1/2007	1,225.58	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457538426	204,800.00	204,800.00	6.750	6 Month LIBOR	6/1/2008	1,152.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457539426	57,000.00	57,000.00	6.450	6 Month LIBOR	7/1/2008	358.41	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457547426	58,500.00	58,465.64	8.650	6 Month LIBOR	6/1/2007	456.05	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4457552426	125,375.00	125,296.67	8.350	6 Month LIBOR	6/1/2008	950.73	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457566426	135,400.00	135,308.22	7.950	Fixed Rate		988.81	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457567426	70,200.00	70,161.25	8.950	6 Month LIBOR	6/1/2007	562.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457575426	185,000.00	184,878.37	8.100	6 Month LIBOR	6/1/2007	1,370.39	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4457577426	424,500.00	424,500.00	6.950	6 Month LIBOR	6/1/2008	2,458.56	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457585426	165,916.00	165,786.57	7.250	6 Month LIBOR	6/1/2007	1,131.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457592426	58,225.00	58,192.86	8.950	6 Month LIBOR	6/1/2008	466.40	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457606426	236,000.00	236,000.00	7.800	6 Month LIBOR	7/1/2008	1,534.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457617426	78,750.00	78,750.00	10.500	6 Month LIBOR	7/1/2008	720.36	0.500	0.002	0	N/A	1
4457634426	49,500.00	49,474.07	9.200	6 Month LIBOR	6/1/2007	405.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457640426	72,940.00	72,940.00	10.500	6 Month LIBOR	7/1/2007	667.22	0.500	0.002	0	N/A	1
4457641426	193,500.00	193,387.51	8.700	6 Month LIBOR	6/1/2007	1,515.37	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2
4457643426	82,503.00	82,503.00	9.450	6 Month LIBOR	7/1/2007	690.73	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457647426	82,800.00	82,800.00	10.100	6 Month LIBOR	7/1/2007	732.76	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4457655426	60,000.00	60,000.00	9.100	Fixed Rate		487.10	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457659426	102,000.00	101,915.56	6.950	6 Month LIBOR	6/1/2008	675.19	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4457666426	179,200.00	179,200.00	6.700	6 Month LIBOR	7/1/2007	1,156.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457672426	110,000.00	110,000.00	9.950	6 Month LIBOR	7/1/2007	961.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457676426	72,250.00	72,208.43	8.750	6 Month LIBOR	6/1/2008	568.40	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457683426	202,500.00	202,500.00	8.050	6 Month LIBOR	7/1/2007	1,492.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457687426	65,450.00	65,450.00	9.950	6 Month LIBOR	7/1/2008	571.96	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457700426	121,500.00	121,500.00	9.100	6 Month LIBOR	7/1/2008	986.38	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457701426	152,000.00	152,000.00	10.400	6 Month LIBOR	7/1/2007	1,317.33	0.500	0.002	0	N/A	1
4457707426	151,200.00	151,072.35	6.850	6 Month LIBOR	6/1/2007	990.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457708426	50,040.00	49,907.16	8.950	Fixed Rate		506.06	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457711426	97,200.00	97,200.00	8.450	6 Month LIBOR	7/1/2007	743.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457725426	100,000.00	100,000.00	7.900	Fixed Rate		726.81	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457739426	119,250.00	119,179.53	8.750	Fixed Rate		938.15	0.500	0.002	0	N/A	1

4457740426	406,000.00	406,000.00	7.450	6 Month LIBOR	6/1/2007	2,520.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457749426	119,800.00	119,800.00	6.900	6 Month LIBOR	7/1/2008	688.85	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4457754426	224,000.00	223,812.73	6.900	6 Month LIBOR	6/1/2007	1,475.27	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
4457760426	78,000.00	76,890.37	8.990	Fixed Rate		790.67	0.500	0.002	0	N/A	1
4457768426	303,200.00	303,016.32	8.500	6 Month LIBOR	6/1/2007	2,331.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457773426	85,000.00	84,940.91	7.825	6 Month LIBOR	6/1/2008	613.37	0.500	0.002	0	N/A	1
4457783426	52,000.00	51,965.64	8.075	6 Month LIBOR	6/1/2008	384.28	0.500	0.002	0	N/A	1
4457820426	176,151.00	176,047.54	8.650	6 Month LIBOR	6/1/2007	1,373.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457831426	124,800.00	124,711.47	7.725	6 Month LIBOR	6/1/2008	891.93	0.500	0.002	0	N/A	1
4457841426	175,200.00	175,200.00	8.100	6 Month LIBOR	7/1/2007	1,182.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4457864426	203,200.00	203,200.00	7.700	Fixed Rate		1,448.74	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457865426	58,500.00	58,500.00	7.150	6 Month LIBOR	7/1/2007	395.12	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

4457866426	341,000.00	341,000.00	6.800	Fixed Rate		2,223.07	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457875426	54,000.00	53,971.11	9.100	6 Month LIBOR	6/1/2008	438.39	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457890426	60,000.00	60,000.00	8.150	6 Month LIBOR	7/1/2007	446.55	0.500	0.002	0	N/A	1
4457897426	204,800.00	204,800.00	6.750	6 Month LIBOR	6/1/2007	1,152.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457915426	50,400.00	50,400.00	9.250	6 Month LIBOR	7/1/2008	414.63	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4457924426	52,000.00	52,000.00	6.800	Fixed Rate		339.01	0.500	0.002	36	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4457931426	121,600.00	121,600.00	6.650	6 Month LIBOR	7/1/2008	780.63	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457955426	208,500.00	208,500.00	8.650	6 Month LIBOR	7/1/2007	1,625.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457967426	204,850.00	204,850.00	6.800	6 Month LIBOR	7/1/2007	1,160.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457975426	260,000.00	260,000.00	6.750	6 Month LIBOR	7/1/2008	1,462.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457982426	52,500.00	52,500.00	10.500	6 Month LIBOR	7/1/2007	480.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4457993426	53,300.00	53,249.90	7.825	6 Month LIBOR	6/1/2008	384.62	0.500	0.002	0	N/A	1

4458009426	159,132.00	159,017.40	7.650	6 Month LIBOR	6/1/2007	1,129.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458017426	415,185.00	415,185.00	9.350	6 Month LIBOR	7/1/2007	3,445.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458020426	89,600.00	89,531.48	7.350	6 Month LIBOR	6/1/2007	617.32	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458029426	50,150.00	50,121.44	8.800	6 Month LIBOR	6/1/2008	396.33	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458039426	302,400.00	302,400.00	7.400	6 Month LIBOR	7/1/2008	2,093.76	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458060426	67,200.00	67,200.00	10.500	6 Month LIBOR	7/1/2008	614.71	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458065426	303,000.00	303,000.00	6.950	6 Month LIBOR	7/1/2007	2,005.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458068426	75,000.00	74,948.12	7.850	6 Month LIBOR	6/1/2007	542.51	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4458085426	93,600.00	93,533.94	7.750	6 Month LIBOR	6/1/2007	670.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458092426	135,000.00	134,923.13	8.800	6 Month LIBOR	6/1/2007	1,066.88	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458134426	104,000.00	104,000.00	6.550	6 Month LIBOR	7/1/2007	567.67	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458146426	189,000.00	188,841.99	6.900	6 Month LIBOR	6/1/2007	1,244.76	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2

4458153426	113,917.00	113,917.00	8.000	6 Month LIBOR	7/1/2008	835.89	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458164426	304,950.00	304,950.00	8.200	6 Month LIBOR	6/1/2008	2,083.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458186426	72,000.00	72,000.00	9.550	6 Month LIBOR	7/1/2007	608.05	0.500	0.002	0	N/A	1
4458215426	328,000.00	328,000.00	7.850	6 Month LIBOR	7/1/2007	2,372.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458224426	94,690.00	94,690.00	9.025	6 Month LIBOR	7/1/2007	763.61	0.500	0.002	0	N/A	1
4458227426	238,000.00	237,858.76	8.600	6 Month LIBOR	6/1/2007	1,846.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458230426	114,475.00	114,411.16	8.900	6 Month LIBOR	6/1/2007	912.87	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458232426	67,500.00	67,454.50	8.000	6 Month LIBOR	6/1/2008	495.30	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458240426	107,550.00	107,550.00	8.900	6 Month LIBOR	6/1/2008	797.66	0.500	0.002	0	N/A	1
4458241426	113,050.00	113,050.00	7.800	6 Month LIBOR	7/1/2007	813.82	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458248426	120,800.00	120,719.76	8.050	6 Month LIBOR	6/1/2007	890.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458252426	153,000.00	153,000.00	7.350	6 Month LIBOR	7/1/2007	1,054.13	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1

4458265426	70,000.00	70,000.00	8.125	6 Month LIBOR	7/1/2007	519.75	0.500	0.002	0	N/A	1
4458284426	105,600.00	105,600.00	7.250	6 Month LIBOR	7/1/2007	720.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458291426	144,000.00	143,868.55	6.450	Fixed Rate		905.45	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458295426	221,400.00	221,400.00	7.950	6 Month LIBOR	7/1/2008	1,616.85	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458309426	75,100.00	75,052.36	8.275	6 Month LIBOR	6/1/2008	565.53	0.500	0.002	0	N/A	1
4458315426	63,750.00	63,721.74	9.990	6 Month LIBOR	6/1/2008	558.99	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458316426	94,500.00	94,456.88	10.500	6 Month LIBOR	6/1/2007	864.43	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458338426	57,500.00	57,456.03	7.350	6 Month LIBOR	6/1/2007	396.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458342426	234,000.00	233,833.17	7.700	6 Month LIBOR	6/1/2007	1,668.33	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4458354426	120,000.00	120,000.00	9.400	6 Month LIBOR	7/1/2008	1,000.29	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458368426	100,800.00	100,748.29	9.300	6 Month LIBOR	6/1/2007	832.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458371426	188,700.00	188,596.71	8.990	6 Month LIBOR	6/1/2007	1,516.97	0.500	0.002	0	N/A	2

4458386426	245,000.00	244,780.66	6.550	Fixed Rate		1,556.64	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458393426	50,000.00	50,000.00	8.850	Fixed Rate		502.69	0.500	0.002	0	N/A	1
4458398426	110,500.00	110,500.00	9.550	6 Month LIBOR	7/1/2007	933.18	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458399426	73,200.00	73,157.00	8.650	6 Month LIBOR	6/1/2007	570.65	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4458402426	102,600.00	102,600.00	8.500	6 Month LIBOR	7/1/2008	788.91	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458438426	51,900.00	51,900.00	9.175	6 Month LIBOR	7/1/2007	424.16	0.500	0.002	0	N/A	1
4458458426	53,000.00	53,000.00	7.800	6 Month LIBOR	7/1/2008	381.54	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458464426	99,900.00	99,900.00	8.875	6 Month LIBOR	7/1/2008	794.85	0.500	0.002	0	N/A	1
4458473426	120,000.00	119,900.66	6.950	6 Month LIBOR	6/1/2007	794.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458474426	118,750.00	118,750.00	7.990	6 Month LIBOR	7/1/2008	870.52	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458488426	119,960.00	119,960.00	7.000	6 Month LIBOR	6/1/2007	699.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458494426	57,500.00	57,500.00	7.800	6 Month LIBOR	7/1/2007	413.93	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1

4458497426	75,000.00	75,000.00	8.400	6 Month LIBOR	7/1/2007	571.38	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458508426	95,920.00	95,920.00	7.200	Fixed Rate		651.10	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458514426	113,600.00	113,600.00	8.250	6 Month LIBOR	7/1/2007	781.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458519426	173,600.00	173,600.00	6.850	6 Month LIBOR	7/1/2008	1,137.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458524426	306,000.00	305,804.87	8.250	Fixed Rate		2,298.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458532426	106,000.00	106,000.00	9.175	6 Month LIBOR	7/1/2007	866.29	0.500	0.002	0	N/A	1
4458554426	102,300.00	102,300.00	7.500	Fixed Rate		715.30	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458555426	68,800.00	68,800.00	8.825	Fixed Rate		544.94	0.500	0.002	0	N/A	1
4458565426	60,900.00	60,856.58	7.700	6 Month LIBOR	6/1/2007	434.20	0.500	0.002	0	N/A	1
4458583426	74,700.00	74,700.00	7.450	6 Month LIBOR	7/1/2007	463.76	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
4458588426	155,640.00	155,640.00	6.850	6 Month LIBOR	7/1/2007	888.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458608426	59,500.00	59,457.58	7.700	6 Month LIBOR	6/1/2008	424.22	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4458618426	74,950.00	74,950.00	7.150	6 Month LIBOR	7/1/2007	506.22	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458621426	240,000.00	240,000.00	7.050	6 Month LIBOR	7/1/2008	1,604.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458625426	463,500.00	463,262.22	9.300	Fixed Rate		3,829.91	0.500	0.002	0	N/A	2
4458626426	216,000.00	216,000.00	7.750	6 Month LIBOR	7/1/2007	1,547.46	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458630426	55,200.00	55,165.51	8.350	6 Month LIBOR	6/1/2007	418.59	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458659426	94,060.00	94,060.00	7.990	6 Month LIBOR	7/1/2007	689.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458676426	218,500.00	218,500.00	7.950	6 Month LIBOR	7/1/2007	1,595.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458681426	149,600.00	149,600.00	6.650	6 Month LIBOR	7/1/2008	960.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458715426	85,025.00	84,981.84	9.350	6 Month LIBOR	6/1/2007	705.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458718426	79,200.00	79,200.00	9.425	6 Month LIBOR	7/1/2008	661.63	0.500	0.002	0	N/A	1
4458720426	250,000.00	250,000.00	8.950	Fixed Rate		2,002.57	0.500	0.002	0	N/A	1
4458736426	60,000.00	60,000.00	8.750	6 Month LIBOR	7/1/2007	472.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4458738426	59,500.00	59,500.00	7.800	6 Month LIBOR	7/1/2007	428.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458741426	121,500.00	121,500.00	9.225	6 Month LIBOR	7/1/2008	997.36	0.500	0.002	0	N/A	1
4458760426	102,400.00	102,400.00	7.700	6 Month LIBOR	7/1/2008	730.08	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458776426	50,000.00	50,000.00	7.800	6 Month LIBOR	7/1/2008	359.94	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458777426	50,000.00	50,000.00	9.475	6 Month LIBOR	7/1/2007	419.52	0.500	0.002	0	N/A	1
4458799426	105,600.00	105,513.44	7.000	6 Month LIBOR	6/1/2008	702.56	0.500	0.002	0	N/A	1
4458804426	400,000.00	400,000.00	8.150	6 Month LIBOR	6/1/2007	2,716.67	0.500	0.002	24	First-lien on non-owner occupied property and the original principal balance of the Note is less than $75,000; the prepayment charge will equal ONE PERCENT (1%) of the total unpaid balance at the time of prepayment. First-lien on non-owner occupied proper	2
4458824426	400,000.00	400,000.00	7.950	6 Month LIBOR	7/1/2007	2,921.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458832426	133,200.00	133,200.00	8.500	6 Month LIBOR	7/1/2008	1,024.20	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458845426	91,800.00	91,800.00	8.750	6 Month LIBOR	7/1/2007	722.20	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458858426	120,700.00	120,700.00	7.350	6 Month LIBOR	7/1/2007	831.59	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458869426	60,000.00	60,000.00	8.575	6 Month LIBOR	7/1/2007	464.55	0.500	0.002	0	N/A	1

4458870426	54,000.00	53,962.65	7.850	6 Month LIBOR	6/1/2008	390.61	0.500	0.002	24	Prepayment penalty will equal ONE PERCENT (1%) of the amount prepaid.	1
4458876426	113,400.00	113,400.00	7.325	6 Month LIBOR	7/1/2008	779.37	0.500	0.002	0	N/A	1
4458878426	88,350.00	88,350.00	9.700	6 Month LIBOR	7/1/2007	714.16	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458900426	102,000.00	102,000.00	8.550	6 Month LIBOR	7/1/2007	787.91	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458902426	143,600.00	143,498.65	7.750	6 Month LIBOR	6/1/2007	1,028.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458903426	212,500.00	212,500.00	7.250	6 Month LIBOR	7/1/2008	1,283.85	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458904426	65,000.00	65,000.00	8.000	Fixed Rate		476.95	0.500	0.002	0	N/A	1
4458906426	158,850.00	158,850.00	9.350	Fixed Rate		1,318.35	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458912426	145,350.00	145,350.00	6.650	Fixed Rate		933.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458915426	126,000.00	126,000.00	7.600	6 Month LIBOR	7/1/2007	798.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458960426	50,000.00	50,000.00	9.650	6 Month LIBOR	7/1/2008	425.92	0.500	0.002	36	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4458972426	130,500.00	130,500.00	7.500	6 Month LIBOR	7/1/2007	912.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4458973426	112,200.00	112,200.00	8.700	6 Month LIBOR	7/1/2007	878.68	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4458978426	79,200.00	79,200.00	8.775	6 Month LIBOR	7/1/2008	624.49	0.500	0.002	0	N/A	1
4458979426	108,000.00	108,000.00	8.990	6 Month LIBOR	7/1/2008	868.22	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4458980426	378,000.00	378,000.00	7.250	1 Year Treasury	7/1/2010	2,578.63	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4458987426	82,400.00	82,400.00	8.875	6 Month LIBOR	7/1/2008	655.62	0.500	0.002	0	N/A	1
4458989426	60,000.00	60,000.00	10.400	Fixed Rate		544.37	0.500	0.002	0	N/A	1
4459001426	114,190.00	114,190.00	9.875	6 Month LIBOR	7/1/2008	991.57	0.500	0.002	0	N/A	1
4459009426	71,010.00	71,010.00	9.000	6 Month LIBOR	7/1/2007	571.37	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459022426	51,000.00	51,000.00	9.650	6 Month LIBOR	7/1/2008	434.43	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459087426	65,600.00	65,564.09	8.990	6 Month LIBOR	6/1/2007	527.37	0.500	0.002	24	Partial payment at any time without paying any charge. Full prepayment: The prepayment charge will equal THREE PERCENT (3%) of the unpaid balance if the loan is prepaid during the first year of the loan term, TWO PERCENT (2%) of the unpaid balance if the	1
4459111426	50,000.00	50,000.00	10.500	6 Month LIBOR	7/1/2008	457.37	0.500	0.002	0	N/A	1
4459116426	74,500.00	74,446.88	7.700	6 Month LIBOR	6/1/2007	531.16	0.500	0.002	0	N/A	1

4459127426	116,000.00	116,000.00	6.990	Fixed Rate		770.98	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459159426	151,000.00	151,000.00	7.500	6 Month LIBOR	7/1/2007	1,055.82	0.500	0.002	0	N/A	1
4459176426	196,940.00	196,813.13	8.200	6 Month LIBOR	6/1/2007	1,472.63	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2
4459182426	184,500.00	184,500.00	7.950	Fixed Rate		1,347.38	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment the charge will equal two (2%) of the unpaid balance.	1
4459228426	197,200.00	197,200.00	6.500	6 Month LIBOR	7/1/2008	1,068.17	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459240426	91,200.00	91,200.00	7.250	6 Month LIBOR	7/1/2008	551.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459255426	73,000.00	73,000.00	7.425	6 Month LIBOR	7/1/2007	506.69	0.500	0.002	0	N/A	1
4459298426	56,000.00	56,000.00	7.800	6 Month LIBOR	7/1/2008	403.13	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459300426	104,400.00	104,400.00	8.650	6 Month LIBOR	7/1/2007	813.88	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459303426	102,240.00	102,240.00	7.300	6 Month LIBOR	7/1/2007	700.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459319426	225,000.00	225,000.00	8.250	6 Month LIBOR	7/1/2008	1,546.88	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459351426	146,000.00	146,000.00	7.775	6 Month LIBOR	7/1/2008	1,048.49	0.500	0.002	0	N/A	1

4459377426	62,225.00	62,225.00	9.650	6 Month LIBOR	7/1/2008	530.05	0.500	0.002	0	N/A	1
4459379426	93,500.00	93,500.00	8.700	6 Month LIBOR	7/1/2007	732.23	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459421426	63,000.00	63,000.00	8.800	6 Month LIBOR	7/1/2007	497.88	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459436426	60,000.00	60,000.00	6.950	6 Month LIBOR	7/1/2008	397.17	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459447426	89,600.00	89,600.00	7.700	6 Month LIBOR	7/1/2008	638.82	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459462426	105,000.00	105,000.00	7.125	Fixed Rate		707.41	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459470426	108,145.00	108,145.00	7.675	6 Month LIBOR	7/1/2007	769.17	0.500	0.002	0	N/A	1
4459483426	100,000.00	100,000.00	9.950	6 Month LIBOR	7/1/2008	873.88	0.500	0.002	0	N/A	1
4459489426	96,500.00	96,500.00	8.500	6 Month LIBOR	7/1/2007	742.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459505426	75,516.00	75,516.00	8.550	6 Month LIBOR	7/1/2007	583.34	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459536426	124,000.00	124,000.00	6.050	6 Month LIBOR	7/1/2007	747.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459555426	77,000.00	77,000.00	7.750	6 Month LIBOR	7/1/2007	551.64	0.500	0.002	0	N/A	1

4459576426	228,000.00	228,000.00	7.675	6 Month LIBOR	7/1/2008	1,621.62	0.500	0.002	0	N/A	1
4459581426	52,800.00	52,800.00	8.600	Fixed Rate		409.74	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459592426	85,500.00	85,500.00	8.950	6 Month LIBOR	7/1/2007	684.88	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459619426	105,000.00	105,000.00	8.150	6 Month LIBOR	7/1/2008	781.47	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459634426	55,500.00	55,500.00	7.425	6 Month LIBOR	7/1/2007	385.22	0.500	0.002	0	N/A	1
4459717426	54,000.00	54,000.00	9.175	6 Month LIBOR	7/1/2007	441.32	0.500	0.002	0	N/A	1
4459789426	112,000.00	112,000.00	7.250	6 Month LIBOR	7/1/2008	764.04	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459790426	134,000.00	134,000.00	8.500	6 Month LIBOR	7/1/2007	949.17	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459794426	57,420.00	57,420.00	8.650	6 Month LIBOR	7/1/2007	447.63	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4459810426	55,250.00	55,250.00	10.225	6 Month LIBOR	7/1/2008	494.07	0.500	0.002	0	N/A	1
4459811426	104,500.00	104,500.00	8.200	6 Month LIBOR	7/1/2008	714.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459842426	89,600.00	89,600.00	7.150	6 Month LIBOR	7/1/2007	605.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4459843426	55,000.00	55,000.00	7.350	6 Month LIBOR	7/1/2007	378.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459854426	144,900.00	144,900.00	8.500	6 Month LIBOR	7/1/2008	1,114.16	0.500	0.002	0	N/A	1
4459873426	131,750.00	131,750.00	6.740	6 Month LIBOR	7/1/2008	740.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459887426	96,792.00	96,792.00	7.850	6 Month LIBOR	7/1/2007	700.14	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459911426	92,792.00	92,792.00	8.000	6 Month LIBOR	7/1/2007	680.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459925426	86,384.00	86,384.00	7.850	6 Month LIBOR	7/1/2007	624.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459940426	59,900.00	59,900.00	7.950	6 Month LIBOR	7/1/2007	437.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459977426	100,000.00	100,000.00	8.950	6 Month LIBOR	7/1/2007	801.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4459983426	52,000.00	52,000.00	7.700	6 Month LIBOR	7/1/2007	370.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460000426	121,500.00	121,500.00	8.500	6 Month LIBOR	7/1/2008	934.23	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460008426	93,100.00	93,100.00	8.500	6 Month LIBOR	7/1/2008	715.86	0.500	0.002	0	N/A	1
4460022426	175,200.00	175,200.00	7.650	6 Month LIBOR	7/1/2007	1,243.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

4460054426	122,400.00	122,400.00	7.990	6 Month LIBOR	7/1/2007	897.28	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460061426	400,000.00	400,000.00	7.950	6 Month LIBOR	7/1/2007	2,921.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4460082426	50,000.00	50,000.00	10.250	6 Month LIBOR	7/1/2008	448.06	0.500	0.002	0	N/A	1
4460093426	108,000.00	108,000.00	7.775	6 Month LIBOR	7/1/2008	775.60	0.500	0.002	0	N/A	1
4460143426	149,400.00	149,400.00	8.250	6 Month LIBOR	7/1/2008	1,122.40	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460212426	110,000.00	110,000.00	7.700	6 Month LIBOR	7/1/2007	705.83	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460213426	67,500.00	67,500.00	7.000	6 Month LIBOR	7/1/2008	449.08	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460217426	194,750.00	194,750.00	7.450	6 Month LIBOR	7/1/2007	1,355.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460222426	110,000.00	110,000.00	7.000	6 Month LIBOR	7/1/2007	731.84	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460224426	194,750.00	194,750.00	8.950	Fixed Rate		1,560.01	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460246426	115,500.00	115,500.00	8.450	6 Month LIBOR	7/1/2008	884.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460294426	95,400.00	95,400.00	8.650	6 Month LIBOR	7/1/2008	743.71	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4460298426	108,000.00	108,000.00	6.950	6 Month LIBOR	7/1/2008	714.91	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460306426	132,800.00	132,800.00	6.550	6 Month LIBOR	7/1/2008	843.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460327426	98,000.00	98,000.00	7.950	Fixed Rate		715.68	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460332426	61,125.00	61,125.00	8.575	6 Month LIBOR	7/1/2008	473.26	0.500	0.002	0	N/A	1
4460341426	263,967.00	263,967.00	6.650	6 Month LIBOR	7/1/2008	1,462.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460394426	67,500.00	67,500.00	9.100	6 Month LIBOR	7/1/2007	547.99	0.500	0.002	0	N/A	1
4460429426	100,000.00	100,000.00	6.925	6 Month LIBOR	7/1/2007	660.28	0.500	0.002	0	N/A	1
4460522426	53,920.00	53,920.00	10.500	6 Month LIBOR	7/1/2007	493.23	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460531426	90,880.00	90,880.00	7.500	6 Month LIBOR	7/1/2008	635.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460607426	58,500.00	58,500.00	9.100	6 Month LIBOR	7/1/2007	474.92	0.500	0.002	24	The prepayment charge will equal FIVE PERCENT (5%) of the total unpaid balance at the time of prepayment.	1
4460614426	82,400.00	82,400.00	9.050	6 Month LIBOR	7/1/2008	665.98	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460633426	266,000.00	266,000.00	7.600	6 Month LIBOR	7/1/2008	1,878.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

4460634426	65,800.00	65,800.00	8.950	6 Month LIBOR	7/1/2007	527.08	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460658426	140,800.00	140,800.00	8.000	6 Month LIBOR	7/1/2007	938.67	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460674426	93,592.00	93,592.00	7.850	6 Month LIBOR	7/1/2008	676.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460721426	109,000.00	109,000.00	6.650	6 Month LIBOR	7/1/2007	699.75	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
4460748426	69,900.00	69,900.00	8.200	6 Month LIBOR	7/1/2007	522.69	0.500	0.002	0	N/A	1
4460791426	140,207.00	140,207.00	6.950	6 Month LIBOR	7/1/2008	928.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460801426	24,743.00	24,743.00	10.400	Fixed Rate		224.49	0.500	0.002	0	N/A	1
4460841426	131,600.00	131,600.00	7.200	6 Month LIBOR	7/1/2007	893.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4460902426	265,500.00	265,500.00	7.450	6 Month LIBOR	7/1/2008	1,648.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
4461182426	103,845.00	103,845.00	7.600	6 Month LIBOR	7/1/2008	733.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4461215426	87,999.00	87,999.00	7.925	6 Month LIBOR	7/1/2008	641.12	0.500	0.002	0	N/A	1
8085596179	173,888.00	173,888.00	6.500	6 Month LIBOR	7/1/2007	1,099.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

8085669179	144,000.00	144,000.00	6.700	Fixed Rate		804.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8085680179	132,203.00	132,203.00	6.990	6 Month LIBOR	6/1/2008	770.08	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8085876179	85,000.00	84,932.36	7.150	Fixed Rate		574.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8085932179	100,728.00	100,728.00	8.750	6 Month LIBOR	5/1/2007	734.48	0.500	0.002	0	N/A	1
8085977179	85,600.00	85,600.00	7.500	6 Month LIBOR	5/1/2007	535.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8085988179	100,000.00	100,000.00	6.600	6 Month LIBOR	5/1/2007	550.00	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8085990179	184,000.00	184,000.00	7.750	6 Month LIBOR	6/1/2007	1,188.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8085995179	138,000.00	137,768.60	6.900	6 Month LIBOR	5/1/2007	908.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086008179	103,194.00	103,194.00	6.990	6 Month LIBOR	6/1/2008	601.11	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086013179	357,000.00	357,000.00	6.800	6 Month LIBOR	6/1/2007	2,023.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086016179	173,692.00	173,692.00	7.250	6 Month LIBOR	6/1/2007	1,049.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086030179	216,000.00	216,000.00	6.950	Fixed Rate		1,251.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086031179	123,000.00	122,746.10	6.550	6 Month LIBOR	5/1/2007	781.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086032179	194,400.00	194,400.00	7.900	6 Month LIBOR	6/1/2008	1,279.80	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086035179	137,740.00	137,617.88	6.600	6 Month LIBOR	6/1/2007	879.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086040179	152,000.00	151,749.70	6.990	6 Month LIBOR	5/1/2007	1,010.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086041179	121,600.00	121,383.79	6.600	6 Month LIBOR	5/1/2007	776.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086043179	146,300.00	146,300.00	7.450	6 Month LIBOR	5/1/2007	908.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086047179	206,448.00	206,448.00	7.200	6 Month LIBOR	5/1/2007	1,238.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086048179	51,612.00	51,565.65	9.950	Fixed Rate		451.03	0.500	0.002	0	N/A	1
8086049179	118,576.00	118,576.00	6.990	6 Month LIBOR	5/1/2007	690.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086051179	128,000.00	128,000.00	6.650	6 Month LIBOR	5/1/2007	709.33	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086052179	32,000.00	31,971.24	9.950	Fixed Rate		279.65	0.500	0.002	0	N/A	1
8086054179	357,850.00	357,850.00	6.500	6 Month LIBOR	5/1/2007	1,938.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086059179	204,250.00	204,105.05	7.450	6 Month LIBOR	6/1/2007	1,421.16	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086070179	315,000.00	314,936.54	7.200	6 Month LIBOR	5/1/2007	1,890.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086080179	327,386.00	326,962.88	8.200	6 Month LIBOR	5/1/2007	2,448.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086083179	172,000.00	171,685.28	6.450	6 Month LIBOR	5/1/2007	1,081.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086088179	143,547.00	143,547.00	6.750	6 Month LIBOR	6/1/2007	807.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086091179	158,800.00	158,661.93	6.700	6 Month LIBOR	6/1/2007	1,024.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086094179	180,000.00	179,848.03	6.850	6 Month LIBOR	6/1/2007	1,179.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086098179	112,000.00	111,903.57	6.750	6 Month LIBOR	6/1/2007	726.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086099179	28,000.00	27,987.48	9.950	Fixed Rate		244.69	0.500	0.002	0	N/A	1
8086103179	500,000.00	500,000.00	6.990	6 Month LIBOR	6/1/2007	2,912.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086107179	165,855.00	165,855.00	7.850	6 Month LIBOR	6/1/2007	1,084.97	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086111179	206,946.00	206,946.00	7.350	6 Month LIBOR	5/1/2007	1,267.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

8086113179	140,010.00	140,010.00	6.750	6 Month LIBOR	6/1/2007	787.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086117179	312,000.00	311,739.17	6.900	6 Month LIBOR	6/1/2007	2,054.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086118179	177,688.00	177,557.44	7.550	6 Month LIBOR	6/1/2007	1,248.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086121179	126,400.00	126,400.00	6.500	6 Month LIBOR	5/1/2007	684.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086122179	31,600.00	31,571.63	9.950	Fixed Rate		276.15	0.500	0.002	0	N/A	1
8086128179	117,000.00	117,000.00	7.990	6 Month LIBOR	6/1/2007	779.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086131179	168,000.00	168,000.00	6.300	6 Month LIBOR	6/1/2007	882.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086133179	113,925.00	113,925.00	8.000	6 Month LIBOR	6/1/2007	759.50	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086135179	128,400.00	128,400.00	6.950	6 Month LIBOR	6/1/2007	743.65	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086139179	144,150.00	144,022.20	6.600	6 Month LIBOR	6/1/2007	920.63	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086142179	108,000.00	108,000.00	7.250	6 Month LIBOR	6/1/2007	652.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086147179	158,950.00	158,853.71	8.500	6 Month LIBOR	6/1/2007	1,222.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086148179	198,000.00	198,000.00	7.100	6 Month LIBOR	6/1/2007	1,171.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086150179	119,200.00	119,200.00	7.250	6 Month LIBOR	6/1/2007	720.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086154179	203,960.00	203,845.06	8.850	6 Month LIBOR	6/1/2007	1,619.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086155179	176,000.00	176,000.00	6.990	6 Month LIBOR	6/1/2007	1,025.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086162179	95,960.00	95,874.92	6.600	6 Month LIBOR	6/1/2007	612.86	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086165179	117,900.00	117,900.00	7.250	6 Month LIBOR	7/1/2007	804.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086168179	176,000.00	175,852.86	6.900	6 Month LIBOR	6/1/2008	1,159.14	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086170179	316,000.00	316,000.00	6.300	6 Month LIBOR	6/1/2007	1,659.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086171179	79,000.00	78,964.68	9.950	Fixed Rate		690.37	0.500	0.002	0	N/A	2
8086172179	118,692.00	118,692.00	6.750	6 Month LIBOR	6/1/2007	667.64	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086179179	165,399.00	165,235.91	6.050	6 Month LIBOR	6/1/2007	996.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086181179	182,750.00	182,750.00	7.200	6 Month LIBOR	6/1/2007	1,096.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086186179	124,000.00	124,000.00	6.990	6 Month LIBOR	6/1/2007	722.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086188179	124,000.00	124,000.00	7.400	6 Month LIBOR	6/1/2007	764.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086190179	97,200.00	97,109.54	6.350	6 Month LIBOR	6/1/2007	604.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086193179	423,000.00	423,000.00	9.000	6 Month LIBOR	7/1/2007	3,172.50	0.500	0.002	0	N/A	2
8086194179	112,406.00	112,406.00	6.750	6 Month LIBOR	7/1/2007	729.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086198179	88,000.00	87,931.35	7.250	6 Month LIBOR	6/1/2007	600.32	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086201179	135,000.00	135,000.00	7.990	6 Month LIBOR	6/1/2007	898.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086202179	360,000.00	360,000.00	7.200	6 Month LIBOR	6/1/2007	2,160.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086207179	117,600.00	117,600.00	6.500	6 Month LIBOR	6/1/2007	637.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086222179	112,000.00	111,900.70	6.600	6 Month LIBOR	6/1/2008	715.30	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086224179	140,906.00	140,781.49	6.650	6 Month LIBOR	6/1/2007	904.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086230179	81,600.00	81,600.00	6.700	6 Month LIBOR	6/1/2008	455.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086239179	359,200.00	359,200.00	6.650	6 Month LIBOR	6/1/2007	1,990.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086243179	233,700.00	233,583.83	9.450	6 Month LIBOR	6/1/2007	1,956.56	0.500	0.002	0	N/A	2
8086251179	360,000.00	359,732.83	7.500	6 Month LIBOR	6/1/2007	2,517.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086257179	182,750.00	182,750.00	6.650	6 Month LIBOR	6/1/2007	1,012.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086263179	184,000.00	184,000.00	7.200	6 Month LIBOR	6/1/2007	1,104.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086267179	368,000.00	368,000.00	6.900	6 Month LIBOR	6/1/2007	2,116.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086269179	106,000.00	106,000.00	6.550	6 Month LIBOR	6/1/2007	578.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086272179	135,520.00	135,397.49	6.500	6 Month LIBOR	6/1/2007	856.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086279179	161,500.00	161,500.00	6.990	6 Month LIBOR	6/1/2007	940.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086284179	131,200.00	131,092.45	7.000	6 Month LIBOR	6/1/2007	872.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086287179	153,651.00	153,529.94	7.200	6 Month LIBOR	6/1/2007	1,042.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086292179	244,303.00	244,303.00	6.990	6 Month LIBOR	7/1/2007	1,423.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

8086293179	108,800.00	108,563.30	6.300	6 Month LIBOR	6/1/2007	571.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086294179	672,000.00	672,000.00	6.500	6 Month LIBOR	6/1/2007	3,640.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086301179	160,000.00	159,873.93	7.200	6 Month LIBOR	6/1/2007	1,086.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086303179	156,800.00	156,800.00	6.650	6 Month LIBOR	6/1/2007	868.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086305179	87,200.00	87,200.00	6.500	6 Month LIBOR	6/1/2007	472.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086314179	360,000.00	360,000.00	6.500	6 Month LIBOR	7/1/2007	1,950.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086315179	88,800.00	88,800.00	6.600	6 Month LIBOR	6/1/2007	488.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086317179	172,926.00	172,926.00	6.990	6 Month LIBOR	7/1/2007	1,007.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086318179	175,500.00	175,376.13	7.750	6 Month LIBOR	6/1/2007	1,257.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086322179	225,000.00	224,792.61	6.400	6 Month LIBOR	6/1/2007	1,407.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086325179	229,500.00	229,500.00	6.990	6 Month LIBOR	7/1/2007	1,336.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086326179	216,000.00	216,000.00	6.500	6 Month LIBOR	7/1/2007	1,170.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

8086328179	168,000.00	168,000.00	6.450	Fixed Rate		1,056.36	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086331179	237,600.00	237,600.00	6.990	6 Month LIBOR	6/1/2007	1,384.02	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086333179	156,000.00	156,000.00	6.650	6 Month LIBOR	7/1/2007	864.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086335179	296,316.00	296,254.43	6.200	6 Month LIBOR	6/1/2008	1,530.97	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086340179	152,000.00	151,881.43	7.250	6 Month LIBOR	6/1/2007	1,036.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086342179	157,500.00	157,420.88	9.400	6 Month LIBOR	6/1/2007	1,312.87	0.500	0.002	0	N/A	2
8086343179	138,000.00	138,000.00	7.375	Fixed Rate		953.14	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086345179	211,500.00	211,500.00	7.600	6 Month LIBOR	6/1/2008	1,339.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086346179	183,076.00	183,076.00	7.150	6 Month LIBOR	7/1/2008	1,090.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086349179	134,320.00	134,320.00	6.550	6 Month LIBOR	7/1/2008	733.16	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086358179	122,250.00	122,250.00	7.150	6 Month LIBOR	7/1/2007	728.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086366179	133,628.00	133,628.00	6.550	6 Month LIBOR	6/1/2007	729.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086370179	73,600.00	73,600.00	8.400	6 Month LIBOR	7/1/2007	560.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086371179	80,000.00	80,000.00	8.400	6 Month LIBOR	7/1/2007	609.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086375179	91,920.00	91,843.15	6.900	6 Month LIBOR	6/1/2007	605.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086379179	228,640.00	228,640.00	6.700	6 Month LIBOR	7/1/2007	1,276.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086381179	142,400.00	142,400.00	6.700	6 Month LIBOR	6/1/2007	795.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086383179	136,000.00	136,000.00	7.800	6 Month LIBOR	6/1/2007	884.00	0.500	0.002	0	N/A	1
8086391179	145,000.00	145,000.00	6.750	6 Month LIBOR	7/1/2007	940.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086392179	127,920.00	127,920.00	7.250	6 Month LIBOR	6/1/2007	772.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086399179	184,500.00	184,500.00	7.400	6 Month LIBOR	6/1/2007	1,137.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086411179	288,000.00	288,000.00	7.800	6 Month LIBOR	7/1/2007	1,872.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086414179	22,980.00	22,969.62	9.900	Fixed Rate		199.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086415179	167,200.00	167,200.00	6.150	6 Month LIBOR	7/1/2007	856.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

8086417179	147,000.00	147,000.00	6.500	Fixed Rate		929.15	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086420179	312,000.00	312,000.00	7.850	6 Month LIBOR	7/1/2007	2,041.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086421179	78,000.00	78,000.00	10.400	Fixed Rate		707.68	0.500	0.002	0	N/A	2
8086426179	216,000.00	216,000.00	6.950	6 Month LIBOR	7/1/2007	1,251.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086432179	157,500.00	157,500.00	7.900	6 Month LIBOR	7/1/2007	1,144.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086437179	146,286.00	146,286.00	8.250	6 Month LIBOR	6/1/2008	1,005.72	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086439179	151,200.00	151,200.00	6.150	6 Month LIBOR	7/1/2007	921.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086444179	480,250.00	480,250.00	7.990	6 Month LIBOR	7/1/2007	3,520.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086446179	285,000.00	285,000.00	6.700	6 Month LIBOR	7/1/2007	1,591.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086448179	434,700.00	434,700.00	7.250	6 Month LIBOR	7/1/2007	2,626.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086465179	170,550.00	170,550.00	7.400	6 Month LIBOR	7/1/2007	1,051.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086468179	128,000.00	128,000.00	6.550	6 Month LIBOR	7/1/2007	698.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086470179	108,800.00	108,800.00	6.150	6 Month LIBOR	7/1/2007	662.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086473179	188,100.00	188,100.00	6.950	6 Month LIBOR	7/1/2007	1,089.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086478179	158,400.00	158,400.00	7.200	Fixed Rate		1,075.21	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086479179	153,000.00	153,000.00	8.290	6 Month LIBOR	7/1/2007	1,153.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086480179	150,000.00	150,000.00	8.250	Fixed Rate		1,126.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086483179	140,000.00	140,000.00	6.800	6 Month LIBOR	7/1/2007	793.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086485179	348,000.00	348,000.00	6.950	6 Month LIBOR	7/1/2007	2,015.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086486179	225,000.00	225,000.00	8.500	6 Month LIBOR	7/1/2007	1,730.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086487179	76,000.00	76,000.00	6.600	6 Month LIBOR	7/1/2007	485.39	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086489179	157,600.00	157,600.00	6.800	6 Month LIBOR	7/1/2007	893.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086491179	134,000.00	134,000.00	6.600	6 Month LIBOR	7/1/2007	855.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086500179	128,608.00	128,608.00	6.500	6 Month LIBOR	7/1/2007	696.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086505179	102,400.00	102,400.00	7.990	6 Month LIBOR	7/1/2007	681.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086513179	96,000.00	96,000.00	6.550	6 Month LIBOR	7/1/2007	609.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086516179	259,250.00	259,250.00	6.700	6 Month LIBOR	7/1/2007	1,447.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086518179	105,600.00	105,600.00	6.750	6 Month LIBOR	7/1/2007	684.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086522179	128,000.00	128,000.00	6.750	6 Month LIBOR	7/1/2007	720.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086523179	32,000.00	32,000.00	9.400	Fixed Rate		266.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086524179	140,000.00	140,000.00	7.450	6 Month LIBOR	7/1/2007	869.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086525179	166,400.00	166,400.00	6.350	6 Month LIBOR	7/1/2007	1,035.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086527179	233,100.00	233,100.00	6.500	1 Year Treasury	7/1/2010	1,473.36	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086534179	193,500.00	193,500.00	7.300	6 Month LIBOR	7/1/2007	1,177.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086535179	116,000.00	116,000.00	9.250	6 Month LIBOR	7/1/2007	954.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086537179	236,000.00	236,000.00	6.400	6 Month LIBOR	7/1/2007	1,476.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

8086542179	164,800.00	164,800.00	6.140	6 Month LIBOR	7/1/2007	843.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086545179	336,000.00	336,000.00	6.740	6 Month LIBOR	7/1/2007	2,177.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086546179	223,920.00	223,920.00	7.500	6 Month LIBOR	7/1/2007	1,399.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086552179	210,000.00	210,000.00	6.250	6 Month LIBOR	7/1/2008	1,093.75	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086553179	120,000.00	120,000.00	6.700	6 Month LIBOR	7/1/2007	774.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086562179	151,200.00	151,200.00	7.500	6 Month LIBOR	7/1/2007	945.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086564179	175,750.00	175,750.00	7.800	6 Month LIBOR	7/1/2007	1,142.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086569179	180,000.00	180,000.00	7.950	6 Month LIBOR	7/1/2007	1,192.50	0.500	0.002	0	N/A	2
8086570179	45,000.00	45,000.00	10.450	Fixed Rate		409.96	0.500	0.002	0	N/A	1
8086573179	270,000.00	270,000.00	7.700	6 Month LIBOR	7/1/2007	1,732.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086575179	194,750.00	194,750.00	7.450	6 Month LIBOR	7/1/2007	1,209.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086576179	285,000.00	285,000.00	6.950	6 Month LIBOR	7/1/2007	1,650.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

8086580179	352,920.00	352,920.00	6.950	6 Month LIBOR	7/1/2008	2,044.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086581179	352,920.00	352,920.00	6.950	6 Month LIBOR	7/1/2008	2,044.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086583179	154,929.00	154,929.00	6.900	Fixed Rate		1,020.37	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086584179	198,820.00	198,820.00	6.250	6 Month LIBOR	7/1/2007	1,035.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086585179	112,000.00	112,000.00	6.350	6 Month LIBOR	7/1/2007	592.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086586179	147,000.00	147,000.00	9.400	6 Month LIBOR	7/1/2007	1,225.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086591179	122,000.00	122,000.00	7.050	6 Month LIBOR	7/1/2007	716.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086596179	224,000.00	224,000.00	6.550	6 Month LIBOR	7/1/2007	1,222.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086601179	181,600.00	181,600.00	6.990	6 Month LIBOR	7/1/2008	1,057.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086606179	63,000.00	63,000.00	7.750	6 Month LIBOR	7/1/2007	406.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086607179	20,000.00	20,000.00	10.150	Fixed Rate		177.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086611179	117,520.00	117,520.00	6.590	6 Month LIBOR	7/1/2007	749.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086615179	120,000.00	120,000.00	6.700	6 Month LIBOR	7/1/2007	774.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086621179	284,000.00	284,000.00	6.400	6 Month LIBOR	7/1/2007	1,514.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086623179	112,639.00	112,639.00	6.950	6 Month LIBOR	7/1/2007	745.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086625179	114,453.00	114,453.00	6.800	6 Month LIBOR	7/1/2007	746.15	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086630179	153,000.00	153,000.00	7.500	6 Month LIBOR	7/1/2007	956.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086634179	149,520.00	149,520.00	6.650	6 Month LIBOR	7/1/2007	828.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086636179	684,000.00	684,000.00	6.400	6 Month LIBOR	7/1/2008	3,648.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086647179	212,000.00	212,000.00	6.700	6 Month LIBOR	7/1/2008	1,367.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8086652179	146,340.00	146,340.00	6.350	1 Year Treasury	7/1/2010	774.38	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086660179	70,000.00	70,000.00	7.400	6 Month LIBOR	7/1/2008	431.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086669179	220,000.00	220,000.00	7.700	6 Month LIBOR	7/1/2007	1,411.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086671179	182,000.00	182,000.00	6.700	6 Month LIBOR	7/1/2008	1,016.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8086679179	113,400.00	113,400.00	7.500	6 Month LIBOR	7/1/2008	792.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086681179	232,000.00	232,000.00	8.500	6 Month LIBOR	1/1/2006	1,643.33	0.500	0.002	0	N/A	1
8086686179	128,000.00	128,000.00	7.150	6 Month LIBOR	7/1/2007	864.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086704179	111,840.00	111,840.00	6.650	6 Month LIBOR	7/1/2007	717.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086709179	375,250.00	375,250.00	7.990	6 Month LIBOR	7/1/2008	2,498.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8680753444	232,050.00	231,893.98	7.990	6 Month LIBOR	6/1/2007	1,701.09	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2
8681087444	53,600.00	53,534.85	8.500	6 Month LIBOR	5/1/2007	412.14	0.500	0.002	0	N/A	1
8681140444	151,905.00	151,812.98	8.500	6 Month LIBOR	6/1/2007	1,168.02	0.500	0.002	0	N/A	1
8681220444	131,750.00	131,581.44	8.250	6 Month LIBOR	5/1/2007	989.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681224444	215,673.00	215,673.00	6.700	6 Month LIBOR	6/1/2007	1,204.17	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681230444	134,550.00	134,550.00	8.650	Fixed Rate		969.88	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681272444	225,000.00	225,000.00	6.750	6 Month LIBOR	5/1/2008	1,265.63	0.500	0.002	0	N/A	1

8681278444	119,000.00	119,000.00	8.650	6 Month LIBOR	7/1/2007	927.69	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681279444	299,700.00	299,488.47	7.750	6 Month LIBOR	6/1/2007	2,147.09	0.500	0.002	0	N/A	1
8681280444	373,500.00	373,273.72	8.500	6 Month LIBOR	6/1/2007	2,871.90	0.500	0.002	0	N/A	2
8681285444	102,000.00	101,869.45	8.250	6 Month LIBOR	5/1/2007	766.30	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681297444	70,000.00	69,881.45	6.850	6 Month LIBOR	5/1/2007	458.69	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681298444	20,000.00	19,981.85	9.900	Fixed Rate		174.04	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681315444	131,750.00	131,639.86	6.900	6 Month LIBOR	6/1/2008	867.71	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681341444	114,750.00	114,570.42	7.250	6 Month LIBOR	5/1/2007	782.80	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681344444	283,050.00	282,546.94	6.600	6 Month LIBOR	5/1/2008	1,807.73	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681353444	65,900.00	65,845.87	6.990	6 Month LIBOR	6/1/2007	438.00	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681355444	55,250.00	55,182.83	8.500	6 Month LIBOR	5/1/2007	424.83	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681357444	102,000.00	101,832.03	6.990	6 Month LIBOR	5/1/2007	677.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681359444	93,500.00	93,385.13	8.450	6 Month LIBOR	5/1/2007	715.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681365444	111,200.00	111,200.00	6.990	6 Month LIBOR	6/1/2007	647.74	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681369444	131,400.00	130,936.25	7.100	6 Month LIBOR	6/1/2007	883.06	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681386444	125,400.00	125,310.60	7.700	6 Month LIBOR	6/1/2007	894.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681394444	217,800.00	217,800.00	6.990	6 Month LIBOR	6/1/2008	1,268.69	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681399444	116,875.00	116,875.00	6.740	6 Month LIBOR	5/1/2007	656.45	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681403444	115,200.00	115,200.00	8.550	6 Month LIBOR	5/1/2008	820.80	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681409444	64,125.00	64,090.70	9.100	6 Month LIBOR	6/1/2007	520.59	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681417444	65,000.00	65,000.00	6.500	6 Month LIBOR	7/1/2007	410.85	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681420444	71,150.00	71,107.34	8.550	6 Month LIBOR	6/1/2007	549.61	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681431444	184,000.00	183,844.66	6.850	6 Month LIBOR	6/1/2008	1,205.68	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681438444	230,400.00	230,205.48	6.850	6 Month LIBOR	6/1/2007	1,509.72	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

8681439444	58,000.00	57,968.25	8.990	6 Month LIBOR	6/1/2007	466.27	0.500	0.002	0	N/A	1
8681442444	128,000.00	127,797.78	7.200	Fixed Rate		868.85	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681444444	100,800.00	100,652.94	7.600	Fixed Rate		711.73	0.500	0.002	0	N/A	1
8681448444	140,000.00	139,769.45	6.990	6 Month LIBOR	5/1/2008	930.49	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681453444	50,000.00	49,975.41	9.500	6 Month LIBOR	6/1/2007	420.43	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681455444	143,920.00	143,919.86	6.500	6 Month LIBOR	6/1/2007	779.57	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681457444	72,200.00	72,160.48	8.990	6 Month LIBOR	6/1/2007	580.42	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681458444	35,980.00	35,963.90	9.950	Fixed Rate		314.43	0.500	0.002	0	N/A	1
8681461444	87,825.00	87,744.83	6.450	6 Month LIBOR	6/1/2007	552.23	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681462444	93,500.00	93,430.61	7.500	6 Month LIBOR	6/1/2007	653.77	0.500	0.002	0	N/A	1
8681466444	116,800.00	116,642.46	7.990	6 Month LIBOR	5/1/2007	856.23	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681468444	70,550.00	70,500.21	7.750	6 Month LIBOR	6/1/2007	505.43	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

8681475444	52,000.00	51,970.70	8.850	6 Month LIBOR	6/1/2007	412.81	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681489444	58,425.00	58,396.26	9.500	6 Month LIBOR	6/1/2007	491.27	0.500	0.002	0	N/A	1
8681490444	86,925.00	86,872.34	8.500	6 Month LIBOR	6/1/2007	668.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681498444	75,000.00	74,930.20	6.350	6 Month LIBOR	6/1/2007	466.68	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681500444	95,900.00	95,847.51	8.990	6 Month LIBOR	6/1/2007	770.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681506444	85,200.00	85,133.54	7.250	6 Month LIBOR	6/1/2007	581.22	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681510444	140,400.00	140,279.12	6.750	6 Month LIBOR	6/1/2007	910.64	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681511444	59,900.00	59,855.99	7.550	6 Month LIBOR	6/1/2007	420.89	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681515444	59,900.00	59,851.38	7.050	6 Month LIBOR	6/1/2007	400.53	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681517444	53,900.00	53,853.14	6.700	6 Month LIBOR	6/1/2007	347.81	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681518444	79,200.00	79,153.96	8.700	6 Month LIBOR	6/1/2007	620.25	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681519444	149,983.00	149,848.73	6.550	6 Month LIBOR	6/1/2007	952.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681521444	124,200.00	124,200.00	8.490	6 Month LIBOR	7/1/2007	954.12	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681524444	107,200.00	107,111.96	6.990	6 Month LIBOR	6/1/2007	712.49	0.500	0.002	0	N/A	1
8681525444	500,000.00	499,594.18	7.050	6 Month LIBOR	6/1/2007	3,343.32	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8681530444	234,000.00	233,798.53	6.750	Fixed Rate		1,517.72	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2
8681532444	26,000.00	25,988.86	10.150	Fixed Rate		231.06	0.500	0.002	0	N/A	1
8681533444	95,200.00	95,109.67	6.250	6 Month LIBOR	6/1/2007	586.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681536444	129,870.00	129,864.29	6.500	6 Month LIBOR	6/1/2007	703.46	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681540444	132,000.00	132,000.00	7.050	6 Month LIBOR	6/1/2007	775.50	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681550444	92,000.00	91,924.44	6.990	6 Month LIBOR	6/1/2007	611.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681552444	70,000.00	69,942.51	6.990	6 Month LIBOR	6/1/2007	465.25	0.500	0.002	0	N/A	1
8681561444	90,000.00	89,935.84	7.700	6 Month LIBOR	6/1/2008	641.67	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681562444	139,200.00	139,085.67	6.990	6 Month LIBOR	6/1/2008	925.17	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681566444	84,000.00	83,927.68	6.750	6 Month LIBOR	6/1/2008	544.83	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681568444	106,500.00	106,444.79	9.250	6 Month LIBOR	6/1/2007	876.15	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681571444	82,500.00	82,440.59	7.650	6 Month LIBOR	6/1/2007	585.35	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681573444	99,450.00	99,450.00	8.450	6 Month LIBOR	6/1/2007	700.29	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681574444	50,000.00	49,962.89	7.500	6 Month LIBOR	6/1/2007	349.61	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681577444	134,910.00	134,819.29	7.990	6 Month LIBOR	6/1/2007	988.99	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681578444	87,520.00	87,444.65	6.750	6 Month LIBOR	6/1/2007	567.66	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681579444	59,500.00	59,500.00	9.350	6 Month LIBOR	7/1/2007	493.81	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681581444	134,800.00	134,699.95	7.500	6 Month LIBOR	6/1/2007	942.55	0.500	0.002	0	N/A	1
8681591444	76,425.00	76,381.03	8.750	6 Month LIBOR	6/1/2007	601.24	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681592444	103,500.00	103,437.30	8.500	6 Month LIBOR	6/1/2007	795.83	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681595444	150,450.00	150,325.46	6.950	6 Month LIBOR	6/1/2008	995.91	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681598444	77,000.00	76,952.39	8.400	Fixed Rate		586.62	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681599444	20,000.00	19,953.49	10.400	Fixed Rate		219.85	0.500	0.002	0	N/A	1
8681601444	94,400.00	94,322.47	6.990	6 Month LIBOR	6/1/2007	627.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681603444	139,500.00	139,396.47	7.500	6 Month LIBOR	6/1/2008	975.41	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681608444	137,615.00	137,531.63	8.500	6 Month LIBOR	6/1/2007	1,058.15	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681614444	89,520.00	89,520.00	6.900	6 Month LIBOR	7/1/2007	589.58	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681618444	107,955.00	107,886.16	8.250	6 Month LIBOR	6/1/2007	811.03	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681620444	95,850.00	95,850.00	8.800	6 Month LIBOR	7/1/2007	757.48	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681624444	118,750.00	118,750.00	7.950	6 Month LIBOR	7/1/2007	786.72	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681629444	106,000.00	105,904.17	6.500	6 Month LIBOR	6/1/2007	670.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681632444	142,800.00	142,800.00	6.700	6 Month LIBOR	7/1/2007	921.46	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681633444	157,500.00	157,404.59	8.500	6 Month LIBOR	6/1/2007	1,211.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681635444	44,499.00	44,499.00	9.750	6 Month LIBOR	7/1/2007	382.32	0.500	0.002	0	N/A	1
8681636444	112,500.00	112,422.97	7.900	Fixed Rate		817.66	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681637444	125,100.00	124,989.09	6.600	6 Month LIBOR	6/1/2008	798.97	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681641444	149,600.00	149,572.67	7.000	6 Month LIBOR	6/1/2007	872.67	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681643444	82,800.00	82,749.84	8.500	6 Month LIBOR	6/1/2007	636.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681653444	64,000.00	64,000.00	6.990	6 Month LIBOR	7/1/2007	425.37	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681655444	147,815.00	147,693.60	6.990	6 Month LIBOR	6/1/2007	982.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681658444	88,200.00	88,200.00	8.800	6 Month LIBOR	7/1/2007	646.80	0.500	0.002	0	N/A	1
8681662444	72,220.00	72,220.00	7.250	6 Month LIBOR	7/1/2007	492.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681679444	82,800.00	82,800.00	8.800	6 Month LIBOR	7/1/2007	654.35	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681685444	110,700.00	110,700.00	8.600	6 Month LIBOR	7/1/2007	859.05	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681688444	240,079.00	240,079.00	6.650	6 Month LIBOR	7/1/2007	1,541.23	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2

8681690444	106,000.00	106,000.00	8.490	6 Month LIBOR	7/1/2007	814.30	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681697444	121,550.00	121,447.91	6.900	6 Month LIBOR	6/1/2007	800.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681698444	290,250.00	290,250.00	7.550	6 Month LIBOR	7/1/2007	2,039.42	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8681709444	56,700.00	56,700.00	8.125	6 Month LIBOR	7/1/2007	421.00	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681710444	99,900.00	99,900.00	9.400	6 Month LIBOR	7/1/2007	832.74	0.500	0.002	0	N/A	1
8681713444	130,500.00	130,500.00	8.000	6 Month LIBOR	7/1/2007	870.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681714444	130,500.00	130,500.00	8.300	6 Month LIBOR	7/1/2007	902.63	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681717444	129,200.00	129,200.00	6.850	6 Month LIBOR	7/1/2007	846.60	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681723444	117,900.00	117,900.00	8.990	6 Month LIBOR	7/1/2007	947.81	0.500	0.002	0	N/A	1
8681727444	63,700.00	63,700.00	8.150	6 Month LIBOR	7/1/2007	432.63	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681732444	82,000.00	82,000.00	6.990	6 Month LIBOR	7/1/2007	545.00	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681736444	84,600.00	84,600.00	7.800	6 Month LIBOR	7/1/2008	609.02	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

8681742444	58,900.00	58,900.00	8.990	6 Month LIBOR	7/1/2007	473.50	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681749444	80,000.00	80,000.00	6.950	6 Month LIBOR	7/1/2007	529.56	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681751444	196,000.00	196,000.00	6.500	6 Month LIBOR	7/1/2008	1,238.86	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681754444	95,160.00	95,160.00	6.240	6 Month LIBOR	7/1/2007	494.83	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681755444	23,790.00	23,790.00	9.990	Fixed Rate		208.60	0.500	0.002	0	N/A	1
8681756444	488,750.00	488,750.00	6.700	1 Year Treasury	7/1/2010	2,728.85	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8681757444	28,750.00	28,750.00	10.400	Fixed Rate		260.85	0.500	0.002	0	N/A	2
8681758444	64,900.00	64,900.00	6.800	6 Month LIBOR	7/1/2007	423.10	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681762444	207,920.00	207,920.00	6.750	6 Month LIBOR	7/1/2007	1,169.55	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2
8681763444	51,980.00	51,980.00	9.990	Fixed Rate		455.78	0.500	0.002	0	N/A	1
8681764444	70,200.00	70,200.00	7.800	6 Month LIBOR	7/1/2007	505.35	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681769444	64,600.00	64,600.00	9.100	6 Month LIBOR	7/1/2007	524.45	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

8681770444	142,587.00	142,587.00	7.500	6 Month LIBOR	7/1/2007	996.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681771444	63,000.00	63,000.00	7.990	6 Month LIBOR	7/1/2007	461.84	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681772444	129,200.00	129,200.00	8.200	6 Month LIBOR	7/1/2007	966.10	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681773444	136,000.00	136,000.00	6.950	6 Month LIBOR	7/1/2007	900.25	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681777444	99,000.00	99,000.00	7.900	6 Month LIBOR	7/1/2007	651.75	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681778444	79,950.00	79,950.00	6.250	6 Month LIBOR	7/1/2007	492.27	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681781444	187,000.00	187,000.00	7.300	6 Month LIBOR	7/1/2007	1,282.02	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2
8681783444	54,000.00	54,000.00	8.000	6 Month LIBOR	7/1/2007	396.24	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681785444	120,000.00	120,000.00	7.250	6 Month LIBOR	7/1/2007	818.62	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681788444	50,000.00	50,000.00	8.800	6 Month LIBOR	7/1/2007	395.14	0.500	0.002	0	N/A	1
8681790444	136,000.00	136,000.00	6.400	6 Month LIBOR	7/1/2007	850.69	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681792444	134,800.00	134,800.00	6.050	6 Month LIBOR	7/1/2007	812.54	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681793444	83,999.00	83,999.00	6.750	6 Month LIBOR	7/1/2007	544.82	0.500	0.002	0	N/A	1
8681794444	25,001.00	25,001.00	9.900	Fixed Rate		217.56	0.500	0.002	0	N/A	1
8681795444	31,700.00	31,700.00	8.990	Fixed Rate		254.84	0.500	0.002	0	N/A	1
8681806444	129,600.00	129,600.00	6.990	6 Month LIBOR	7/1/2007	861.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681808444	130,400.00	130,400.00	6.600	6 Month LIBOR	7/1/2007	832.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681815444	126,400.00	126,400.00	6.550	6 Month LIBOR	7/1/2007	803.10	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681821444	52,500.00	52,500.00	7.750	6 Month LIBOR	7/1/2007	376.12	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681823444	67,920.00	67,920.00	8.500	6 Month LIBOR	7/1/2007	522.25	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681828444	50,400.00	50,400.00	8.950	6 Month LIBOR	7/1/2007	375.90	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681832444	98,000.00	98,000.00	7.150	6 Month LIBOR	7/1/2008	661.90	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681837444	117,300.00	117,300.00	6.990	6 Month LIBOR	7/1/2007	779.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681840444	118,400.00	118,400.00	6.450	6 Month LIBOR	7/1/2008	744.48	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681850444	80,400.00	80,400.00	6.750	6 Month LIBOR	7/1/2007	521.48	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681852444	134,000.00	134,000.00	6.950	6 Month LIBOR	7/1/2007	776.08	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681864444	116,875.00	116,875.00	7.000	6 Month LIBOR	7/1/2007	777.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681872444	55,250.00	55,250.00	8.100	6 Month LIBOR	7/1/2007	409.27	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681892444	181,000.00	181,000.00	7.250	6 Month LIBOR	7/1/2007	1,093.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681894444	148,800.00	148,800.00	7.500	6 Month LIBOR	7/1/2007	930.00	0.500	0.002	0	N/A	1
8681919444	74,000.00	74,000.00	7.500	6 Month LIBOR	7/1/2007	517.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8681927444	152,000.00	152,000.00	6.750	6 Month LIBOR	7/1/2007	985.87	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681931444	325,550.00	325,550.00	6.650	6 Month LIBOR	7/1/2008	1,804.09	0.500	0.002	6	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
8681933444	57,450.00	57,450.00	10.450	Fixed Rate		523.38	0.500	0.002	0	N/A	2
9081948678	92,400.00	92,400.00	6.300	6 Month LIBOR	7/1/2007	571.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082162678	115,200.00	115,048.05	8.100	Fixed Rate		853.35	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9082225678	137,696.00	137,577.44	6.750	6 Month LIBOR	6/1/2007	893.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082236678	168,640.00	168,640.00	6.250	6 Month LIBOR	7/1/2007	878.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082237678	42,160.00	42,160.00	9.950	Fixed Rate		368.43	0.500	0.002	0	N/A	1
9082294678	228,000.00	227,643.33	7.250	6 Month LIBOR	5/1/2007	1,555.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082340678	582,750.00	582,750.00	6.750	6 Month LIBOR	5/1/2007	3,277.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082368678	136,500.00	136,406.54	7.900	6 Month LIBOR	6/1/2007	992.09	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082377678	91,200.00	91,061.49	7.450	Fixed Rate		634.57	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082482678	268,000.00	268,000.00	6.900	6 Month LIBOR	5/1/2007	1,541.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082498678	329,400.00	329,352.66	7.200	6 Month LIBOR	5/1/2007	1,976.40	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	2
9082503678	130,475.00	130,395.96	8.500	6 Month LIBOR	6/1/2007	1,003.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082504678	222,700.00	222,700.00	6.350	6 Month LIBOR	7/1/2007	1,178.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082505678	39,300.00	39,300.00	9.950	Fixed Rate		343.44	0.500	0.002	0	N/A	1

9082512678	126,400.00	126,164.21	6.350	6 Month LIBOR	5/1/2008	786.51	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082523678	372,000.00	371,457.29	7.600	6 Month LIBOR	5/1/2007	2,626.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082524678	93,000.00	92,925.77	10.500	Fixed Rate		850.71	0.500	0.002	0	N/A	2
9082529678	202,500.00	202,198.61	7.500	6 Month LIBOR	5/1/2007	1,415.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082549678	112,000.00	111,810.32	6.850	Fixed Rate		733.90	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082558678	112,500.00	112,500.00	6.750	6 Month LIBOR	5/1/2007	632.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082565678	234,000.00	234,000.00	6.250	6 Month LIBOR	5/1/2007	1,218.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082566678	26,000.00	25,976.65	9.950	Fixed Rate		227.21	0.500	0.002	0	N/A	1
9082572678	108,000.00	107,831.05	7.250	Fixed Rate		736.76	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082582678	135,415.00	135,306.17	7.100	6 Month LIBOR	6/1/2007	910.04	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082598678	191,676.00	191,676.00	6.400	6 Month LIBOR	5/1/2007	1,022.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082602678	263,600.00	263,599.85	6.450	1 Year Treasury	5/1/2010	1,416.85	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9082611678	137,750.00	137,594.16	8.850	6 Month LIBOR	5/1/2007	1,093.54	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082619678	131,750.00	131,742.75	6.350	6 Month LIBOR	6/1/2007	697.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082620678	23,250.00	23,239.49	9.900	Fixed Rate		202.32	0.500	0.002	0	N/A	1
9082622678	56,360.00	56,335.59	10.100	Fixed Rate		498.77	0.500	0.002	0	N/A	1
9082627678	84,000.00	84,000.00	6.800	6 Month LIBOR	7/1/2007	547.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082631678	400,000.00	400,000.00	7.490	6 Month LIBOR	6/1/2007	2,496.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082636678	106,400.00	106,304.74	6.550	1 Year Treasury	6/1/2010	676.03	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082641678	118,915.00	118,695.18	6.400	6 Month LIBOR	5/1/2007	743.83	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082644678	107,472.00	107,277.15	6.500	6 Month LIBOR	5/1/2007	679.30	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082648678	206,100.00	206,100.00	6.750	6 Month LIBOR	5/1/2007	1,159.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082649678	227,000.00	227,000.00	7.000	6 Month LIBOR	6/1/2007	1,324.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082654678	328,000.00	327,358.02	6.100	6 Month LIBOR	5/1/2007	1,987.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9082656678	100,000.00	99,923.53	7.350	6 Month LIBOR	6/1/2007	688.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082660678	88,200.00	88,162.20	10.150	6 Month LIBOR	6/1/2007	783.82	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082666678	178,600.00	178,371.51	8.250	6 Month LIBOR	5/1/2007	1,341.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082667678	161,903.00	161,903.00	7.200	6 Month LIBOR	6/1/2008	971.42	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	2
9082671678	184,000.00	183,856.46	7.250	6 Month LIBOR	6/1/2007	1,255.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082679678	321,101.00	321,101.00	6.400	6 Month LIBOR	5/1/2007	1,712.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082692678	69,000.00	69,000.00	6.990	6 Month LIBOR	5/1/2007	401.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082696678	107,100.00	106,848.03	6.750	Fixed Rate		694.65	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082700678	264,000.00	264,000.00	7.375	6 Month LIBOR	5/1/2007	1,622.50	0.500	0.002	0	N/A	1
9082701678	185,400.00	185,400.00	6.500	6 Month LIBOR	6/1/2007	1,004.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082705678	126,000.00	126,000.00	6.250	6 Month LIBOR	6/1/2008	656.25	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082709678	266,950.00	266,950.00	8.100	6 Month LIBOR	6/1/2007	1,801.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9082710678	58,600.00	58,507.42	7.200	6 Month LIBOR	5/1/2007	397.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082727678	219,200.00	219,200.00	6.700	6 Month LIBOR	6/1/2007	1,414.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082730678	62,000.00	62,000.00	6.750	6 Month LIBOR	5/1/2007	348.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082735678	100,000.00	99,918.84	7.050	Fixed Rate		668.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082740678	200,000.00	200,000.00	6.875	Fixed Rate		1,145.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082743678	308,000.00	308,000.00	6.450	6 Month LIBOR	6/1/2007	1,655.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082744678	77,000.00	76,969.07	10.450	Fixed Rate		701.48	0.500	0.002	0	N/A	2
9082745678	85,000.00	84,930.19	6.990	6 Month LIBOR	6/1/2007	564.94	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082750678	170,000.00	170,000.00	6.550	6 Month LIBOR	6/1/2007	927.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082751678	80,000.00	79,946.32	8.000	Fixed Rate		587.02	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082754678	89,000.00	89,000.00	7.500	6 Month LIBOR	5/1/2007	556.25	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082759678	180,000.00	180,000.00	7.450	6 Month LIBOR	6/1/2008	1,117.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9082761678	115,960.00	115,741.58	6.300	6 Month LIBOR	5/1/2007	717.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082763678	189,000.00	189,000.00	6.800	6 Month LIBOR	6/1/2007	1,071.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082764678	125,600.00	125,489.73	6.650	6 Month LIBOR	6/1/2007	806.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082767678	132,000.00	132,000.00	6.600	6 Month LIBOR	6/1/2007	726.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082773678	194,360.00	194,360.00	6.400	6 Month LIBOR	5/1/2007	1,036.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082775678	125,600.00	125,600.00	6.990	6 Month LIBOR	6/1/2007	731.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082780678	130,400.00	130,286.62	6.700	6 Month LIBOR	6/1/2007	841.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082788678	103,500.00	103,500.00	7.100	6 Month LIBOR	6/1/2007	612.38	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082789678	297,500.00	297,304.13	8.100	6 Month LIBOR	6/1/2007	2,203.73	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082800678	94,400.00	94,400.00	6.700	6 Month LIBOR	7/1/2007	609.15	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082804678	108,400.00	108,315.44	7.250	Fixed Rate		739.48	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9082805678	119,000.00	118,908.09	7.300	6 Month LIBOR	6/1/2007	815.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9082809678	135,200.00	135,200.00	8.150	6 Month LIBOR	6/1/2007	918.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082810678	171,120.00	171,120.00	6.150	6 Month LIBOR	6/1/2007	876.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082811678	365,800.00	365,800.00	6.990	Fixed Rate		2,130.79	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082812678	97,500.00	97,456.78	9.990	Fixed Rate		854.92	0.500	0.002	0	N/A	1
9082814678	109,592.00	109,592.00	7.450	6 Month LIBOR	6/1/2007	680.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082816678	132,000.00	132,000.00	6.400	6 Month LIBOR	7/1/2007	704.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082820678	139,920.00	139,920.00	6.350	6 Month LIBOR	6/1/2007	740.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082824678	157,500.00	157,344.70	6.050	6 Month LIBOR	6/1/2007	949.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082829678	275,000.00	274,828.19	8.350	6 Month LIBOR	6/1/2007	2,085.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082834678	168,000.00	167,875.32	7.500	6 Month LIBOR	6/1/2007	1,174.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082836678	198,750.00	198,750.00	7.200	6 Month LIBOR	6/1/2007	1,192.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082838678	108,750.00	108,649.76	6.400	6 Month LIBOR	6/1/2007	680.24	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1

9082841678	144,000.00	144,000.00	6.500	6 Month LIBOR	7/1/2007	910.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082848678	191,600.00	191,600.00	6.150	6 Month LIBOR	6/1/2007	981.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082860678	292,000.00	292,000.00	7.750	6 Month LIBOR	6/1/2007	1,885.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082861678	292,000.00	292,000.00	6.500	6 Month LIBOR	6/1/2008	1,581.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082864678	110,000.00	110,000.00	6.000	6 Month LIBOR	7/1/2007	659.51	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082866678	160,000.00	160,000.00	6.990	6 Month LIBOR	6/1/2007	932.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082868678	240,000.00	240,000.00	7.450	6 Month LIBOR	6/1/2007	1,490.00	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082876678	133,600.00	133,489.40	6.950	6 Month LIBOR	6/1/2007	884.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082881678	145,200.00	145,200.00	6.000	6 Month LIBOR	6/1/2007	726.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082883678	121,600.00	121,600.00	6.500	6 Month LIBOR	6/1/2008	658.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082891678	313,200.00	312,916.86	6.500	6 Month LIBOR	6/1/2007	1,979.64	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082901678	276,000.00	276,000.00	7.950	6 Month LIBOR	6/1/2007	1,828.50	0.500	0.002	0	N/A	2

9082904678	147,960.00	147,960.00	6.650	1 Year Treasury	7/1/2010	819.95	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082906678	116,720.00	116,619.50	6.750	6 Month LIBOR	6/1/2007	757.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082913678	396,000.00	396,000.00	7.200	6 Month LIBOR	6/1/2007	2,376.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082915678	44,000.00	43,982.51	10.500	Fixed Rate		402.49	0.500	0.002	0	N/A	2
9082921678	196,024.00	195,871.08	7.250	6 Month LIBOR	6/1/2007	1,337.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082924678	257,400.00	257,400.00	6.250	6 Month LIBOR	6/1/2008	1,340.63	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082926678	95,200.00	95,123.49	7.100	6 Month LIBOR	6/1/2008	639.78	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082927678	151,600.00	151,600.00	6.700	6 Month LIBOR	6/1/2007	846.43	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082929678	180,000.00	180,000.00	6.750	6 Month LIBOR	7/1/2007	1,167.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082936678	209,000.00	209,000.00	7.150	6 Month LIBOR	6/1/2008	1,245.29	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082943678	357,600.00	357,600.00	6.650	6 Month LIBOR	6/1/2007	1,981.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082944678	215,200.00	215,200.00	6.500	6 Month LIBOR	6/1/2007	1,165.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9082945678	53,800.00	53,775.69	9.900	Fixed Rate		468.17	0.500	0.002	0	N/A	1
9082947678	104,000.00	104,000.00	6.490	6 Month LIBOR	6/1/2007	562.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082948678	26,000.00	25,989.56	10.450	Fixed Rate		236.87	0.500	0.002	0	N/A	1
9082949678	90,000.00	90,000.00	6.700	6 Month LIBOR	7/1/2007	580.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082950678	238,400.00	238,400.00	6.900	6 Month LIBOR	6/1/2008	1,370.80	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9082951678	120,000.00	119,925.79	8.400	6 Month LIBOR	6/1/2007	914.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082952678	59,600.00	59,576.31	10.500	Fixed Rate		545.19	0.500	0.002	0	N/A	1
9082966678	104,800.00	104,800.00	6.750	1 Year Treasury	6/1/2010	589.50	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082967678	127,015.00	126,920.74	7.500	6 Month LIBOR	6/1/2007	888.11	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082977678	100,000.00	99,914.74	6.800	6 Month LIBOR	6/1/2007	651.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082979678	100,000.00	99,937.53	8.350	Fixed Rate		758.31	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082984678	63,000.00	62,950.36	7.200	6 Month LIBOR	6/1/2007	427.64	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9082995678	60,300.00	60,244.42	6.400	6 Month LIBOR	6/1/2007	377.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082996678	20,100.00	20,090.92	9.900	Fixed Rate		174.91	0.500	0.002	0	N/A	1
9082997678	262,650.00	262,650.00	6.250	6 Month LIBOR	6/1/2007	1,367.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9082999678	161,500.00	161,500.00	6.300	6 Month LIBOR	6/1/2008	847.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083000678	248,072.00	248,072.00	6.750	6 Month LIBOR	6/1/2008	1,395.41	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083005678	243,000.00	242,841.85	8.150	6 Month LIBOR	6/1/2007	1,808.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083006678	145,710.00	145,710.00	7.950	6 Month LIBOR	7/1/2007	965.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083011678	168,000.00	167,862.02	6.990	6 Month LIBOR	6/1/2007	1,116.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083013678	367,840.00	367,558.70	7.350	6 Month LIBOR	6/1/2007	2,534.32	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083020678	603,500.00	603,500.00	6.500	6 Month LIBOR	6/1/2007	3,268.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083021678	101,150.00	101,150.00	7.900	6 Month LIBOR	6/1/2007	665.90	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083022678	127,680.00	127,568.99	6.700	6 Month LIBOR	6/1/2007	823.90	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1

9083031678	217,500.00	217,388.42	9.300	6 Month LIBOR	6/1/2007	1,797.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083054678	144,000.00	143,897.34	7.700	Fixed Rate		1,026.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083061678	102,200.00	102,200.00	10.500	6 Month LIBOR	7/1/2007	934.87	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083062678	103,700.00	103,615.00	7.000	6 Month LIBOR	6/1/2007	689.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083067678	332,000.00	332,000.00	6.990	6 Month LIBOR	7/1/2008	1,933.90	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083069678	582,250.00	582,250.00	6.800	1 Year Treasury	6/1/2010	3,299.42	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083071678	225,250.00	225,250.00	6.590	6 Month LIBOR	6/1/2007	1,237.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083072678	152,000.00	151,865.24	6.600	Fixed Rate		970.77	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083074678	450,000.00	450,000.00	6.250	6 Month LIBOR	6/1/2007	2,343.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083078678	116,000.00	116,000.00	6.900	6 Month LIBOR	6/1/2007	667.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083080678	80,750.00	80,704.02	8.800	1 Year Treasury	6/1/2010	638.15	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083084678	76,000.00	75,934.57	6.750	6 Month LIBOR	6/1/2007	492.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9083087678	186,000.00	185,853.45	7.200	6 Month LIBOR	6/1/2007	1,262.55	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083094678	92,800.00	92,800.00	7.000	6 Month LIBOR	7/1/2007	541.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083099678	184,400.00	184,400.00	6.250	6 Month LIBOR	6/1/2007	960.42	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083102678	84,800.00	84,800.00	6.100	6 Month LIBOR	7/1/2007	513.89	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083106678	100,000.00	100,000.00	6.300	6 Month LIBOR	7/1/2007	618.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083112678	71,500.00	71,444.22	7.250	6 Month LIBOR	6/1/2007	487.76	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083115678	49,000.00	49,000.00	7.300	6 Month LIBOR	7/1/2007	335.93	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083117678	167,200.00	167,200.00	6.750	6 Month LIBOR	7/1/2007	940.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083120678	114,000.00	114,000.00	6.200	6 Month LIBOR	7/1/2007	589.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083122678	104,000.00	104,000.00	6.350	6 Month LIBOR	7/1/2007	550.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083123678	67,000.00	67,000.00	7.350	6 Month LIBOR	7/1/2007	461.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083129678	71,000.00	71,000.00	6.950	6 Month LIBOR	6/1/2007	411.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9083130678	20,000.00	19,991.88	10.400	Fixed Rate		181.46	0.500	0.002	0	N/A	1
9083131678	288,000.00	288,000.00	7.250	6 Month LIBOR	6/1/2007	1,740.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083132678	208,000.00	208,000.00	7.350	6 Month LIBOR	6/1/2007	1,274.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083134678	227,200.00	227,200.00	6.800	6 Month LIBOR	7/1/2008	1,287.47	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083136678	158,000.00	158,000.00	8.125	6 Month LIBOR	7/1/2008	1,173.15	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083149678	145,600.00	145,600.00	6.400	6 Month LIBOR	6/1/2007	776.53	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083154678	162,990.00	162,990.00	8.990	6 Month LIBOR	7/1/2007	1,310.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083161678	108,000.00	108,000.00	6.800	6 Month LIBOR	7/1/2007	612.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083162678	27,000.00	27,000.00	9.900	Fixed Rate		234.96	0.500	0.002	0	N/A	1
9083163678	205,200.00	205,026.76	6.850	6 Month LIBOR	6/1/2008	1,344.60	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083169678	182,400.00	182,400.00	7.200	6 Month LIBOR	6/1/2007	1,094.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083170678	152,000.00	151,854.37	6.200	Fixed Rate		930.96	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9083172678	268,000.00	268,000.00	6.550	6 Month LIBOR	6/1/2007	1,462.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083173678	67,000.00	66,972.79	10.400	Fixed Rate		607.88	0.500	0.002	0	N/A	1
9083178678	120,700.00	120,700.00	6.100	6 Month LIBOR	7/1/2007	613.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083179678	21,300.00	21,300.00	9.900	Fixed Rate		185.36	0.500	0.002	0	N/A	1
9083181678	94,000.00	94,000.00	7.100	6 Month LIBOR	7/1/2007	631.72	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083182678	159,040.00	159,040.00	6.900	6 Month LIBOR	7/1/2007	1,047.44	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	2
9083192678	136,800.00	136,711.87	8.200	6 Month LIBOR	6/1/2007	1,022.93	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083195678	161,000.00	161,000.00	10.500	6 Month LIBOR	7/1/2007	1,472.74	0.500	0.002	0	N/A	1
9083196678	181,440.00	181,440.00	6.500	6 Month LIBOR	7/1/2007	982.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083202678	221,000.00	221,000.00	6.550	6 Month LIBOR	7/1/2007	1,404.15	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083204678	324,000.00	323,712.75	6.600	Fixed Rate		2,069.26	0.500	0.002	36	The prepayment charge will equal 10% of the outstanding principal balance at the time of prepayment if prepayment is made less than 7 months after the date of the Note. The prepayment charge will equal 7% of the outstanding principal balance at the time o	2
9083209678	134,300.00	134,300.00	7.850	6 Month LIBOR	7/1/2007	971.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9083212678	104,500.00	104,500.00	7.250	6 Month LIBOR	7/1/2007	712.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083213678	155,000.00	155,000.00	7.650	6 Month LIBOR	7/1/2007	988.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083214678	210,800.00	210,800.00	6.350	6 Month LIBOR	7/1/2008	1,115.48	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083216678	130,400.00	130,400.00	6.050	6 Month LIBOR	7/1/2007	786.02	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083220678	235,276.00	235,276.00	7.150	6 Month LIBOR	7/1/2007	1,401.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083232678	45,600.00	45,581.88	10.500	Fixed Rate		417.13	0.500	0.002	0	N/A	1
9083237678	297,500.00	297,500.00	6.750	6 Month LIBOR	7/1/2007	1,673.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083239678	231,960.00	231,960.00	8.100	6 Month LIBOR	7/1/2007	1,565.73	0.500	0.002	0	N/A	2
9083243678	136,000.00	136,000.00	6.500	6 Month LIBOR	7/1/2007	859.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083246678	50,000.00	50,000.00	6.750	6 Month LIBOR	7/1/2007	324.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083251678	160,000.00	160,000.00	6.990	6 Month LIBOR	7/1/2007	1,063.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083253678	568,000.00	568,000.00	6.300	6 Month LIBOR	7/1/2007	2,982.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9083254678	142,000.00	142,000.00	10.500	Fixed Rate		1,298.93	0.500	0.002	0	N/A	2
9083272678	148,000.00	148,000.00	6.250	Fixed Rate		911.27	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083274678	104,000.00	104,000.00	6.600	6 Month LIBOR	7/1/2007	572.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083275678	26,000.00	26,000.00	9.950	Fixed Rate		227.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083281678	232,000.00	232,000.00	6.050	6 Month LIBOR	7/1/2007	1,169.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083285678	145,000.00	145,000.00	6.650	Fixed Rate		930.85	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083286678	556,000.00	556,000.00	6.200	6 Month LIBOR	7/1/2008	2,872.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083292678	264,000.00	264,000.00	7.050	6 Month LIBOR	7/1/2008	1,551.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083294678	82,400.00	82,400.00	7.300	6 Month LIBOR	7/1/2007	564.92	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083296678	160,000.00	160,000.00	6.950	6 Month LIBOR	7/1/2007	926.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083301678	285,000.00	285,000.00	6.990	Fixed Rate		1,894.20	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083305678	150,000.00	150,000.00	8.300	Fixed Rate		1,132.18	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1

9083311678	165,600.00	165,600.00	7.250	Fixed Rate		1,129.69	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083313678	264,000.00	264,000.00	6.550	6 Month LIBOR	7/1/2007	1,441.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083318678	245,120.00	245,120.00	6.600	6 Month LIBOR	7/1/2007	1,348.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083320678	156,000.00	156,000.00	8.200	Fixed Rate		1,166.50	0.500	0.002	36	The prepayment charge will equal 10% of the outstanding principal balance at the time of prepayment if prepayment is made less than 7 months after the date of the Note. The prepayment charge will equal 7% of the outstanding principal balance at the time o	1
9083322678	128,800.00	128,800.00	6.150	6 Month LIBOR	7/1/2007	784.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083323678	32,200.00	32,200.00	9.950	Fixed Rate		281.39	0.500	0.002	0	N/A	1
9083325678	59,000.00	59,000.00	6.750	6 Month LIBOR	7/1/2008	382.68	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083326678	20,000.00	20,000.00	10.400	Fixed Rate		181.46	0.500	0.002	0	N/A	1
9083328678	164,800.00	164,800.00	6.400	6 Month LIBOR	7/1/2008	1,030.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083338678	100,000.00	100,000.00	6.650	6 Month LIBOR	7/1/2007	554.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083343678	360,000.00	360,000.00	6.240	6 Month LIBOR	7/1/2008	1,872.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083344678	90,000.00	90,000.00	10.500	Fixed Rate		823.27	0.500	0.002	0	N/A	2

9083356678	125,200.00	125,200.00	6.250	Fixed Rate		770.88	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083362678	142,000.00	142,000.00	7.000	6 Month LIBOR	7/1/2008	828.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083370678	118,400.00	118,400.00	7.550	Fixed Rate		831.93	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083374678	195,500.00	195,500.00	6.250	6 Month LIBOR	7/1/2008	1,018.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083376678	136,800.00	136,800.00	6.300	6 Month LIBOR	7/1/2008	718.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083389678	114,750.00	114,750.00	6.325	6 Month LIBOR	7/1/2007	604.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083390678	20,250.00	20,250.00	9.950	Fixed Rate		176.97	0.500	0.002	0	N/A	1
9083391678	174,000.00	174,000.00	6.600	6 Month LIBOR	7/1/2008	957.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083397678	508,000.00	508,000.00	7.250	6 Month LIBOR	7/1/2007	3,069.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083399678	240,000.00	240,000.00	7.050	6 Month LIBOR	7/1/2007	1,410.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083404678	142,662.00	142,662.00	6.550	6 Month LIBOR	7/1/2007	778.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083406678	119,000.00	119,000.00	6.850	Fixed Rate		779.76	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9083408678	136,000.00	136,000.00	6.800	6 Month LIBOR	7/1/2008	770.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083410678	109,500.00	109,500.00	6.550	6 Month LIBOR	7/1/2007	695.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083420678	108,000.00	108,000.00	8.050	6 Month LIBOR	7/1/2008	796.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083427678	87,200.00	87,200.00	7.900	6 Month LIBOR	7/1/2007	574.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083433678	75,000.00	75,000.00	6.750	1 Year Treasury	7/1/2010	486.45	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083434678	20,000.00	20,000.00	9.900	Fixed Rate		174.04	0.500	0.002	0	N/A	1
9083437678	93,600.00	93,600.00	7.100	6 Month LIBOR	7/1/2008	629.03	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083441678	214,200.00	214,200.00	6.550	6 Month LIBOR	7/1/2007	1,169.18	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083442678	37,800.00	37,800.00	10.400	Fixed Rate		342.95	0.500	0.002	0	N/A	1
9083446678	100,800.00	100,800.00	6.650	6 Month LIBOR	7/1/2007	558.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083460678	154,800.00	154,800.00	6.600	6 Month LIBOR	7/1/2008	851.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083464678	155,920.00	155,920.00	6.850	6 Month LIBOR	7/1/2007	890.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9083465678	38,980.00	38,980.00	10.500	Fixed Rate		356.57	0.500	0.002	0	N/A	1
9083484678	300,000.00	300,000.00	6.150	6 Month LIBOR	7/1/2008	1,537.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083488678	312,000.00	312,000.00	6.990	6 Month LIBOR	7/1/2008	1,817.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083494678	121,200.00	121,200.00	6.550	6 Month LIBOR	7/1/2007	770.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083501678	85,200.00	85,200.00	6.750	Fixed Rate		552.61	0.500	0.002	36	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083502678	204,000.00	204,000.00	6.250	6 Month LIBOR	7/1/2007	1,062.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083504678	131,120.00	131,120.00	6.750	6 Month LIBOR	7/1/2008	850.45	0.500	0.002	24	Partial prepayment at any time without paying any charge. Full prepayment will equal the amount of interest that would accrue during a six (6) month period on the AVERAGE BALANCE of the loan over the prior 6 months, calculated at the rate of interest in e	1
9083581678	88,000.00	88,000.00	10.500	Fixed Rate		804.98	0.500	0.002	0	N/A	1
9083605678	396,000.00	396,000.00	7.740	6 Month LIBOR	7/1/2007	2,554.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9083629678	80,000.00	80,000.00	6.250	6 Month LIBOR	7/1/2007	416.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9092552278	189,900.00	189,796.21	9.000	6 Month LIBOR	6/1/2007	1,527.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9092728278	375,200.00	375,200.00	6.990	6 Month LIBOR	7/1/2007	2,185.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9092729278	93,800.00	93,800.00	9.950	Fixed Rate		819.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9092801278	361,600.00	361,600.00	6.250	6 Month LIBOR	6/1/2007	1,883.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9092835278	90,400.00	90,361.68	10.200	Fixed Rate		806.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9092931278	405,000.00	405,000.00	6.990	6 Month LIBOR	5/1/2007	2,359.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9092942278	158,950.00	158,950.00	6.500	6 Month LIBOR	5/1/2007	860.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9092956278	96,000.00	96,000.00	7.200	6 Month LIBOR	6/1/2007	576.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093055278	350,000.00	349,424.54	7.000	6 Month LIBOR	5/1/2007	2,328.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093161278	265,200.00	265,200.00	6.700	6 Month LIBOR	7/1/2007	1,480.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093162278	46,800.00	46,800.00	10.150	Fixed Rate		415.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093168278	286,400.00	285,859.15	6.400	6 Month LIBOR	5/1/2008	1,791.45	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093205278	306,000.00	305,999.50	7.450	6 Month LIBOR	5/1/2007	1,899.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093222278	392,000.00	392,000.00	6.240	6 Month LIBOR	5/1/2007	2,038.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093237278	292,000.00	292,000.00	6.500	6 Month LIBOR	5/1/2007	1,581.67	0.500	0.002	30	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093252278	616,250.00	616,250.00	7.300	6 Month LIBOR	7/1/2007	3,748.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093259278	532,000.00	531,504.87	6.350	6 Month LIBOR	6/1/2007	3,310.30	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093260278	99,750.00	99,705.40	9.950	Fixed Rate		871.70	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093269278	337,600.00	337,600.00	6.500	6 Month LIBOR	6/1/2007	1,828.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093286278	650,000.00	649,412.38	6.500	6 Month LIBOR	6/1/2007	4,108.45	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093292278	650,000.00	650,000.00	6.500	6 Month LIBOR	5/1/2007	3,520.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093293278	76,750.00	76,681.82	10.000	Fixed Rate		673.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093294278	437,750.00	437,750.00	7.500	6 Month LIBOR	6/1/2007	2,735.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093309278	383,920.00	383,920.00	6.500	6 Month LIBOR	5/1/2007	2,079.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093310278	95,980.00	95,893.83	9.950	Fixed Rate		838.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093336278	330,400.00	330,400.00	6.250	6 Month LIBOR	6/1/2007	1,720.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093352278	408,000.00	408,000.00	6.500	6 Month LIBOR	5/1/2007	2,210.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093356278	317,050.00	317,050.00	6.750	6 Month LIBOR	7/1/2007	1,783.41	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093357278	55,950.00	55,950.00	9.990	Fixed Rate		490.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093366278	552,500.00	552,500.00	6.150	6 Month LIBOR	6/1/2007	2,831.56	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093382278	471,200.00	471,200.00	6.500	6 Month LIBOR	6/1/2008	2,552.33	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093386278	280,800.00	280,800.00	6.375	6 Month LIBOR	5/1/2007	1,491.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093390278	70,200.00	70,136.98	9.950	Fixed Rate		613.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093392278	248,000.00	248,000.00	6.600	6 Month LIBOR	5/1/2007	1,364.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093393278	62,000.00	61,943.74	9.900	Fixed Rate		539.52	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093396278	399,200.00	399,200.00	6.325	6 Month LIBOR	6/1/2008	2,104.12	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093423278	328,000.00	327,945.00	6.750	6 Month LIBOR	5/1/2007	1,845.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093430278	212,000.00	212,000.00	6.650	6 Month LIBOR	6/1/2007	1,174.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093435278	800,000.00	799,311.22	6.750	Fixed Rate		5,188.79	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093443278	261,800.00	261,800.00	6.750	6 Month LIBOR	5/1/2007	1,472.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093444278	46,200.00	46,138.96	9.990	Fixed Rate		405.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093447278	263,500.00	263,500.00	6.500	6 Month LIBOR	6/1/2007	1,427.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093449278	115,200.00	115,200.00	7.100	6 Month LIBOR	5/1/2007	681.60	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093450278	28,800.00	28,775.22	10.150	Fixed Rate		255.94	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093451278	192,000.00	192,000.00	6.750	6 Month LIBOR	5/1/2007	1,080.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093452278	48,000.00	47,958.70	10.150	Fixed Rate		426.57	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093456278	231,500.00	231,500.00	6.500	6 Month LIBOR	5/1/2008	1,253.96	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093463278	501,415.00	501,415.00	6.750	6 Month LIBOR	5/1/2008	2,820.46	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093471278	316,400.00	316,400.00	6.500	6 Month LIBOR	5/1/2007	1,713.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093472278	79,100.00	79,029.59	9.990	Fixed Rate		693.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093473278	374,000.00	374,000.00	6.990	6 Month LIBOR	6/1/2007	2,178.55	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093474278	387,000.00	387,000.00	7.125	6 Month LIBOR	5/1/2007	2,297.81	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093475278	256,000.00	256,000.00	6.990	6 Month LIBOR	5/1/2007	1,491.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093476278	64,000.00	63,942.52	9.950	Fixed Rate		559.29	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093477278	423,600.00	423,600.00	6.800	6 Month LIBOR	6/1/2007	2,400.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093478278	79,425.00	79,390.61	10.100	Fixed Rate		702.89	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093482278	184,000.00	184,000.00	6.990	6 Month LIBOR	6/1/2007	1,071.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093484278	214,400.00	214,400.00	6.750	6 Month LIBOR	5/1/2007	1,206.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093485278	53,600.00	53,551.88	9.950	Fixed Rate		468.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093486278	324,000.00	323,395.59	6.350	6 Month LIBOR	5/1/2007	2,016.05	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093487278	81,000.00	80,927.28	9.950	Fixed Rate		707.85	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093495278	232,000.00	232,000.00	6.250	6 Month LIBOR	6/1/2007	1,208.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093502278	320,000.00	319,499.42	7.250	6 Month LIBOR	5/1/2008	2,182.97	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093507278	700,000.00	700,000.00	6.990	6 Month LIBOR	6/1/2007	4,077.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093517278	110,400.00	110,400.00	7.500	6 Month LIBOR	6/1/2007	690.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093520278	202,400.00	202,400.00	6.750	6 Month LIBOR	6/1/2007	1,138.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093531278	297,000.00	297,000.00	6.750	6 Month LIBOR	7/1/2007	1,670.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093533278	335,992.00	335,992.00	6.125	6 Month LIBOR	6/1/2007	1,714.96	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093543278	248,200.00	248,200.00	6.625	6 Month LIBOR	6/1/2007	1,370.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093551278	197,600.00	197,600.00	6.625	6 Month LIBOR	6/1/2007	1,090.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093552278	320,000.00	320,000.00	6.500	6 Month LIBOR	6/1/2007	1,733.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093558278	202,500.00	202,499.97	6.625	6 Month LIBOR	6/1/2007	1,117.97	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093560278	266,320.00	266,320.00	6.990	6 Month LIBOR	6/1/2007	1,551.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093563278	248,200.00	248,200.00	6.600	6 Month LIBOR	6/1/2007	1,365.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093569278	236,800.00	236,800.00	8.240	6 Month LIBOR	6/1/2007	1,626.03	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093571278	405,600.00	405,600.00	7.250	6 Month LIBOR	6/1/2007	2,450.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093573278	380,000.00	380,000.00	6.400	6 Month LIBOR	6/1/2007	2,026.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093581278	290,000.00	289,761.82	6.990	6 Month LIBOR	6/1/2007	1,927.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093583278	431,200.00	431,200.00	6.375	6 Month LIBOR	6/1/2007	2,290.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093589278	616,250.00	616,250.00	6.990	6 Month LIBOR	6/1/2007	3,589.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093591278	324,000.00	324,000.00	6.500	6 Month LIBOR	6/1/2007	1,755.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093595278	423,000.00	422,997.60	7.375	6 Month LIBOR	6/1/2007	2,599.69	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093596278	233,750.00	233,750.00	6.600	6 Month LIBOR	6/1/2007	1,285.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093599278	315,200.00	315,200.00	6.750	6 Month LIBOR	6/1/2007	1,773.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093601278	420,000.00	419,688.30	7.500	6 Month LIBOR	6/1/2007	2,936.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093632278	108,000.00	108,000.00	6.950	6 Month LIBOR	6/1/2007	625.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9093642278	60,800.00	60,800.00	7.875	6 Month LIBOR	6/1/2007	399.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093643278	301,750.00	301,750.00	7.750	6 Month LIBOR	7/1/2007	1,948.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093651278	332,000.00	332,000.00	6.240	6 Month LIBOR	6/1/2007	1,726.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093661278	494,100.00	494,100.00	6.250	6 Month LIBOR	6/1/2008	2,573.44	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093662278	242,250.00	242,250.00	6.600	6 Month LIBOR	6/1/2007	1,332.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093671278	260,000.00	260,000.00	6.500	6 Month LIBOR	7/1/2007	1,408.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093674278	488,750.00	488,750.00	6.750	6 Month LIBOR	6/1/2007	2,749.22	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093676278	472,321.00	472,321.00	6.250	6 Month LIBOR	7/1/2007	2,460.01	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093677278	317,000.00	316,713.43	6.500	Fixed Rate		2,003.66	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093678278	288,000.00	288,000.00	6.650	6 Month LIBOR	6/1/2007	1,596.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093683278	611,150.00	611,150.00	7.375	6 Month LIBOR	6/1/2007	3,756.03	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093687278	308,800.00	308,800.00	7.750	6 Month LIBOR	6/1/2007	1,994.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9093689278	65,000.00	65,000.00	9.990	Fixed Rate		569.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093694278	324,000.00	324,000.00	6.500	1 Year Treasury	6/1/2010	1,755.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093695278	340,000.00	340,000.00	6.500	6 Month LIBOR	7/1/2007	1,841.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093696278	85,000.00	85,000.00	9.950	Fixed Rate		742.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093698278	235,000.00	235,000.00	8.250	6 Month LIBOR	6/1/2007	1,615.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093699278	280,000.00	280,000.00	6.600	6 Month LIBOR	6/1/2007	1,540.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093700278	70,000.00	69,968.70	9.950	Fixed Rate		611.72	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093706278	300,000.00	300,000.00	6.990	6 Month LIBOR	6/1/2007	1,747.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093711278	234,000.00	234,000.00	6.750	6 Month LIBOR	6/1/2007	1,316.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093718278	497,250.00	497,250.00	6.500	6 Month LIBOR	6/1/2007	2,693.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093719278	87,750.00	87,710.76	9.950	Fixed Rate		766.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093720278	500,000.00	500,000.00	7.250	6 Month LIBOR	7/1/2007	3,020.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9093721278	209,600.00	209,600.00	6.740	6 Month LIBOR	6/1/2008	1,177.25	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093731278	270,000.00	269,788.96	7.240	6 Month LIBOR	6/1/2008	1,840.05	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093737278	463,000.00	463,000.00	6.990	6 Month LIBOR	6/1/2007	2,696.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093741278	331,500.00	331,500.00	6.350	6 Month LIBOR	6/1/2007	1,754.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093745278	424,000.00	424,000.00	6.350	6 Month LIBOR	7/1/2007	2,243.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093764278	391,000.00	391,000.00	6.750	6 Month LIBOR	7/1/2007	2,199.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093767278	316,800.00	316,800.00	6.750	6 Month LIBOR	6/1/2007	1,782.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093769278	392,000.00	392,000.00	6.600	6 Month LIBOR	7/1/2007	2,156.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093771278	261,600.00	261,600.00	7.250	6 Month LIBOR	6/1/2007	1,580.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093776278	210,000.00	210,000.00	6.990	6 Month LIBOR	6/1/2007	1,223.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093778278	338,800.00	338,800.00	6.500	6 Month LIBOR	6/1/2007	1,835.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093785278	205,600.00	205,600.00	7.250	6 Month LIBOR	6/1/2007	1,242.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093798278	340,000.00	340,000.00	6.990	6 Month LIBOR	6/1/2007	1,980.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093803278	305,000.00	305,000.00	6.000	6 Month LIBOR	7/1/2007	1,525.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093804278	323,000.00	323,000.00	6.300	6 Month LIBOR	6/1/2007	1,695.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093817278	158,000.00	158,000.00	6.750	6 Month LIBOR	6/1/2007	888.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093822278	274,500.00	274,500.00	7.875	6 Month LIBOR	6/1/2007	1,801.41	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093826278	432,480.00	432,480.00	6.350	6 Month LIBOR	6/1/2007	2,288.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093856278	360,000.00	360,000.00	6.750	6 Month LIBOR	6/1/2007	2,025.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093863278	678,300.00	678,300.00	6.125	6 Month LIBOR	6/1/2007	3,462.16	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093884278	326,400.00	326,400.00	6.750	6 Month LIBOR	6/1/2007	1,836.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093886278	568,000.00	567,382.00	6.300	6 Month LIBOR	6/1/2007	3,515.77	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093892278	212,000.00	212,000.00	6.750	6 Month LIBOR	6/1/2007	1,192.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093895278	552,500.00	552,500.00	6.750	6 Month LIBOR	7/1/2007	3,107.81	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9093896278	65,000.00	65,000.00	10.250	Fixed Rate		582.47	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093901278	200,000.00	200,000.00	6.750	6 Month LIBOR	6/1/2007	1,125.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093903278	232,000.00	232,000.00	6.050	6 Month LIBOR	6/1/2007	1,169.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093913278	340,000.00	340,000.00	6.750	6 Month LIBOR	7/1/2007	1,912.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093917278	372,000.00	372,000.00	6.990	6 Month LIBOR	7/1/2007	2,166.90	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093920278	314,400.00	314,400.00	6.500	6 Month LIBOR	7/1/2008	1,703.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093921278	78,600.00	78,600.00	9.900	Fixed Rate		683.98	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093922278	308,000.00	308,000.00	6.990	6 Month LIBOR	6/1/2007	1,794.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093933278	427,500.00	427,500.00	6.500	6 Month LIBOR	6/1/2007	2,315.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093947278	360,000.00	360,000.00	6.250	6 Month LIBOR	7/1/2007	1,875.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093950278	315,000.00	315,000.00	6.375	6 Month LIBOR	6/1/2007	1,673.44	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093953278	304,000.00	304,000.00	6.500	6 Month LIBOR	7/1/2007	1,646.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9093955278	110,400.00	110,400.00	7.500	6 Month LIBOR	6/1/2007	690.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093961278	354,400.00	354,400.00	6.990	6 Month LIBOR	6/1/2007	2,064.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093962278	88,600.00	88,560.72	9.990	Fixed Rate		776.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093964278	384,000.00	384,000.00	6.200	6 Month LIBOR	7/1/2007	1,984.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093965278	96,000.00	96,000.00	9.500	Fixed Rate		807.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093966278	325,600.00	325,600.00	6.990	6 Month LIBOR	7/1/2007	1,896.62	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093969278	579,700.00	579,700.00	6.375	6 Month LIBOR	7/1/2007	3,079.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093973278	220,000.00	220,000.00	6.800	1 Year Treasury	7/1/2010	1,246.67	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093980278	463,250.00	463,250.00	7.850	6 Month LIBOR	6/1/2007	3,030.43	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093982278	418,500.00	418,500.00	6.200	6 Month LIBOR	6/1/2007	2,162.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093987278	283,050.00	283,050.00	7.125	6 Month LIBOR	7/1/2007	1,680.61	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094002278	315,000.00	315,000.00	6.750	6 Month LIBOR	7/1/2007	1,771.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094003278	35,000.00	35,000.00	8.990	Fixed Rate		281.37	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094006278	355,725.00	355,725.00	6.650	6 Month LIBOR	6/1/2007	1,971.31	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094016278	188,000.00	188,000.00	7.250	6 Month LIBOR	6/1/2008	1,135.83	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094019278	110,000.00	110,000.00	6.250	6 Month LIBOR	7/1/2008	677.29	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094021278	328,000.00	328,000.00	6.500	6 Month LIBOR	7/1/2007	1,776.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094023278	388,000.00	388,000.00	6.100	6 Month LIBOR	7/1/2007	1,972.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094036278	349,600.00	349,600.00	6.250	6 Month LIBOR	6/1/2007	1,820.83	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094037278	87,400.00	87,360.92	9.950	Fixed Rate		763.78	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094052278	535,200.00	535,200.00	6.350	6 Month LIBOR	7/1/2007	2,832.10	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094053278	100,350.00	100,350.00	9.900	Fixed Rate		873.24	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094055278	280,000.00	280,000.00	6.500	6 Month LIBOR	7/1/2007	1,516.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094056278	52,500.00	52,500.00	9.990	Fixed Rate		460.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9094057278	351,000.00	351,000.00	6.250	6 Month LIBOR	7/1/2007	1,828.13	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094060278	216,000.00	216,000.00	6.990	6 Month LIBOR	7/1/2007	1,258.20	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094063278	240,550.00	240,550.00	6.625	6 Month LIBOR	7/1/2007	1,328.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094065278	647,200.00	647,200.00	6.750	6 Month LIBOR	6/1/2007	3,640.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094067278	80,900.00	80,867.14	10.400	Fixed Rate		733.99	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094068278	770,000.00	770,000.00	6.100	6 Month LIBOR	7/1/2007	3,914.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094069278	96,500.00	96,500.00	9.900	Fixed Rate		839.74	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094070278	244,000.00	244,000.00	6.750	6 Month LIBOR	7/1/2007	1,372.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094074278	218,400.00	218,400.00	6.875	6 Month LIBOR	7/1/2008	1,251.25	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094076278	280,500.00	280,500.00	7.375	6 Month LIBOR	7/1/2007	1,723.91	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094082278	349,600.00	349,600.00	6.100	6 Month LIBOR	7/1/2007	1,777.13	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094083278	488,000.00	488,000.00	6.625	6 Month LIBOR	7/1/2007	2,694.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094092278	454,000.00	454,000.00	6.150	6 Month LIBOR	7/1/2008	2,326.75	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094096278	380,000.00	380,000.00	6.875	6 Month LIBOR	7/1/2007	2,177.08	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094099278	250,000.00	250,000.00	6.990	6 Month LIBOR	7/1/2007	1,456.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094106278	431,920.00	431,920.00	6.300	6 Month LIBOR	7/1/2008	2,267.58	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094107278	244,000.00	244,000.00	6.500	6 Month LIBOR	7/1/2007	1,321.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094108278	61,000.00	61,000.00	9.950	Fixed Rate		533.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094109278	384,000.00	384,000.00	6.250	6 Month LIBOR	7/1/2007	2,000.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094110278	328,500.00	328,500.00	6.200	6 Month LIBOR	7/1/2007	1,697.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094114278	468,000.00	468,000.00	6.250	6 Month LIBOR	6/1/2007	2,437.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094116278	284,800.00	284,800.00	6.250	6 Month LIBOR	7/1/2007	1,483.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094120278	255,000.00	255,000.00	6.500	6 Month LIBOR	7/1/2008	1,381.25	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094124278	375,000.00	375,000.00	6.125	6 Month LIBOR	7/1/2008	2,278.54	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094130278	700,000.00	700,000.00	6.875	Fixed Rate		4,598.51	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094131278	577,150.00	577,150.00	6.500	6 Month LIBOR	7/1/2007	3,126.23	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094135278	318,000.00	318,000.00	6.250	6 Month LIBOR	7/1/2007	1,656.25	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094141278	372,000.00	372,000.00	6.250	6 Month LIBOR	7/1/2007	1,937.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094142278	93,000.00	93,000.00	9.900	Fixed Rate		809.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094143278	348,000.00	348,000.00	6.250	6 Month LIBOR	7/1/2007	1,812.50	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094144278	87,000.00	87,000.00	9.950	Fixed Rate		760.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094147278	476,800.00	476,800.00	6.625	6 Month LIBOR	7/1/2008	2,632.33	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094164278	444,000.00	444,000.00	6.600	6 Month LIBOR	7/1/2007	2,442.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094165278	111,000.00	111,000.00	9.900	Fixed Rate		965.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094170278	324,800.00	324,800.00	6.625	6 Month LIBOR	7/1/2007	1,793.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094188278	263,200.00	263,200.00	6.500	6 Month LIBOR	7/1/2007	1,425.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094194278	527,000.00	527,000.00	6.500	6 Month LIBOR	7/1/2007	2,854.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094195278	93,000.00	93,000.00	9.950	Fixed Rate		812.71	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094199278	409,600.00	409,600.00	6.500	6 Month LIBOR	7/1/2008	2,218.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094201278	259,250.00	259,250.00	6.500	6 Month LIBOR	7/1/2008	1,404.27	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094203278	45,750.00	45,750.00	9.950	Fixed Rate		399.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094204278	250,665.00	250,665.00	6.875	6 Month LIBOR	7/1/2008	1,436.10	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094205278	44,235.00	44,235.00	9.990	Fixed Rate		387.87	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094212278	340,000.00	340,000.00	6.500	6 Month LIBOR	7/1/2007	1,841.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094216278	598,000.00	598,000.00	7.300	Fixed Rate		4,099.72	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094218278	352,000.00	352,000.00	6.990	6 Month LIBOR	7/1/2007	2,050.40	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094223278	304,000.00	304,000.00	6.500	6 Month LIBOR	7/1/2007	1,646.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094224278	76,000.00	76,000.00	9.900	Fixed Rate		661.35	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094235278	268,000.00	268,000.00	6.375	6 Month LIBOR	7/1/2007	1,423.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094242278	364,000.00	364,000.00	7.000	6 Month LIBOR	7/1/2008	2,123.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094243278	91,000.00	91,000.00	9.900	Fixed Rate		791.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094246278	305,150.00	305,150.00	6.750	6 Month LIBOR	7/1/2008	1,716.47	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094247278	53,850.00	53,850.00	9.990	Fixed Rate		472.18	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094249278	198,000.00	198,000.00	6.700	6 Month LIBOR	7/1/2007	1,277.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094251278	700,000.00	700,000.00	6.125	6 Month LIBOR	7/1/2008	3,572.92	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094261278	337,500.00	337,500.00	6.700	6 Month LIBOR	7/1/2007	1,884.38	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094263278	304,000.00	304,000.00	7.350	6 Month LIBOR	7/1/2007	1,862.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094266278	544,000.00	544,000.00	6.990	6 Month LIBOR	7/1/2008	3,168.80	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094275278	433,500.00	433,500.00	6.300	6 Month LIBOR	7/1/2007	2,275.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094280278	432,000.00	432,000.00	6.500	6 Month LIBOR	7/1/2007	2,730.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094294278	365,500.00	365,500.00	6.500	6 Month LIBOR	7/1/2008	1,979.79	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094295278	64,500.00	64,500.00	9.900	Fixed Rate		561.28	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094306278	380,000.00	380,000.00	6.500	6 Month LIBOR	7/1/2008	2,058.33	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094313278	396,000.00	396,000.00	6.750	6 Month LIBOR	7/1/2007	2,227.50	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094315278	436,000.00	436,000.00	6.500	6 Month LIBOR	7/1/2008	2,361.67	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094331278	336,000.00	336,000.00	6.300	6 Month LIBOR	7/1/2008	1,764.00	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094344278	260,000.00	260,000.00	6.250	6 Month LIBOR	7/1/2008	1,354.17	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094345278	437,750.00	437,750.00	6.750	6 Month LIBOR	7/1/2007	2,462.34	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094355278	323,000.00	323,000.00	6.990	6 Month LIBOR	7/1/2008	1,881.48	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094360278	233,750.00	233,750.00	6.875	6 Month LIBOR	7/1/2008	1,339.19	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094363278	211,200.00	211,200.00	6.750	6 Month LIBOR	7/1/2008	1,369.84	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094364278	197,999.00	197,999.00	8.750	6 Month LIBOR	7/1/2007	1,557.66	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094385278	268,000.00	268,000.00	6.500	6 Month LIBOR	7/1/2008	1,693.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094390278	193,545.00	193,545.00	6.950	6 Month LIBOR	7/1/2008	1,120.95	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094410278	372,800.00	372,800.00	6.750	Fixed Rate		2,097.00	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094424278	265,000.00	265,000.00	6.250	6 Month LIBOR	7/1/2008	1,380.21	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094447278	314,500.00	314,500.00	6.750	6 Month LIBOR	7/1/2007	1,769.06	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094456278	357,000.00	357,000.00	6.150	6 Month LIBOR	7/1/2007	1,829.63	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094505278	199,750.00	199,750.00	6.990	6 Month LIBOR	7/1/2008	1,163.54	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9780008777	225,000.00	225,000.00	6.500	6 Month LIBOR	6/1/2007	1,218.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780009777	259,590.00	259,590.00	6.600	6 Month LIBOR	6/1/2007	1,427.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9780017777	184,500.00	184,500.00	8.300	6 Month LIBOR	7/1/2007	1,276.13	0.500	0.002	12	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780018777	237,600.00	237,600.00	6.750	6 Month LIBOR	7/1/2007	1,541.07	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9780020777	252,000.00	252,000.00	6.900	6 Month LIBOR	7/1/2008	1,659.68	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9780021777	153,000.00	153,000.00	8.250	6 Month LIBOR	7/1/2007	1,051.88	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780025777	148,400.00	148,400.00	7.250	6 Month LIBOR	6/1/2007	896.58	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780029777	311,920.00	311,920.00	6.100	6 Month LIBOR	7/1/2007	1,585.59	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9780030777	77,980.00	77,980.00	10.500	Fixed Rate		713.32	0.500	0.002	0	N/A	1
9780031777	400,500.00	399,920.38	6.499	6 Month LIBOR	6/1/2007	2,169.04	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9780032777	163,400.00	163,400.00	7.990	6 Month LIBOR	6/1/2008	1,087.97	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780053777	204,000.00	204,000.00	6.550	6 Month LIBOR	7/1/2007	1,296.14	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9780059777	172,000.00	172,000.00	6.850	Fixed Rate		1,127.05	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780071777	185,300.00	185,300.00	7.400	6 Month LIBOR	7/1/2008	1,142.68	0.500	0.002	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780072777	184,500.00	184,500.00	6.600	6 Month LIBOR	7/1/2007	1,014.75	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780075777	254,150.00	254,150.00	6.100	6 Month LIBOR	7/1/2008	1,291.93	0.500	0.002	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

SCHEDULE II

BALLOON LOANS

Mortgage Loan Number	Original Principal Balance	Current Principal Balance	Original Mortgage Rate	Index	First Rate Adjustment Date	Original Monthly Payment	Servicing Fee Rate	Master Serciving Fee Rate	Prepayment Penalty Term (month)	Prepayment Penalty Type	Group

596182922	90,600.00	90,559.06	9.9	Fixed Rate		788.4	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596259922	47,500.00	47,478.76	9.95	Fixed Rate		415.1	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596270922	53,636.00	53,636.00	9.5	Fixed Rate		451.01	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596340922	43,580.00	43,560.31	9.9	Fixed Rate		379.23	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596390922	104,000.00	103,906.62	9.95	Fixed Rate		908.84	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596571922	55,500.00	55,475.40	9.99	Fixed Rate		486.65	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596595965	54,200.00	54,200.00	9.95	Fixed Rate		473.65	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596603922	92,000.00	92,000.00	9.99	Fixed Rate		806.69	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596606965	90,000.00	89,918.30	9.9	Fixed Rate		783.18	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596614965	25,000.00	24,987.57	9.45	Fixed Rate		209.31	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596644922	46,500.00	46,500.00	9.95	Fixed Rate		406.36	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596651922	76,928.00	76,887.70	9.2	Fixed Rate		630.09	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596652965	150,000.00	149,932.21	9.9	Fixed Rate		1,305.29	0.502		24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

596668965	66,000.00	65,967.54	9.5	Fixed Rate	554.97	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596714965	80,760.00	80,724.20	9.99	Fixed Rate	708.14	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596718922	84,000.00	84,000.00	9.95	Fixed Rate	734.06	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596729922	62,700.00	62,671.97	9.95	Fixed Rate	547.93	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596763965	91,000.00	90,959.31	9.95	Fixed Rate	795.23	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596786922	45,150.00	45,150.00	10	Fixed Rate	396.23	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596799922	36,523.00	36,523.00	9.95	Fixed Rate	319.17	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596840922	76,500.00	76,500.00	9.95	Fixed Rate	668.52	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596859965	63,300.00	63,271.70	9.95	Fixed Rate	553.17	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596886922	108,750.00	108,750.00	9.95	Fixed Rate	950.35	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596887965	140,000.00	140,000.00	10.15	Fixed Rate	1,244.15	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596898965	58,000.00	58,000.00	9.9	Fixed Rate	504.72	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

596910965	92,000.00	92,000.00	9.95	Fixed Rate	803.97	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
596962965	47,000.00	47,000.00	9.95	Fixed Rate	410.73	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
596966965	34,500.00	34,500.00	9.45	Fixed Rate	288.84	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
597026965	84,000.00	84,000.00	10.2	Fixed Rate	749.61	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597030965	92,200.00	92,200.00	9.95	Fixed Rate	805.72	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597038965	56,985.00	56,985.00	9.95	Fixed Rate	497.98	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597074965	70,793.00	70,793.00	10.45	Fixed Rate	644.93	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
597140965	85,000.00	85,000.00	9.9	Fixed Rate	739.67	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
695807619	36,000.00	35,970.64	10.4	Fixed Rate	326.62	0.502	0	N/A	1
695897619	25,950.00	25,928.15	10.25	Fixed Rate	232.54	0.502	0	N/A	1
695983619	45,300.00	45,281.80	10.45	Fixed Rate	412.69	0.502	0	N/A	1
696001619	42,500.00	42,482.93	10.45	Fixed Rate	387.18	0.502	0	N/A	1

696154619	37,650.00	37,650.00	10.4	Fixed Rate	341.59	0.502	0	N/A	1
696163619	98,600.00	98,558.65	10.25	Fixed Rate	883.56	0.502	0	N/A	2
696164619	24,735.00	24,735.00	10.45	Fixed Rate	225.34	0.502	0	N/A	1
696170619	106,500.00	106,455.34	10.25	Fixed Rate	954.35	0.502	0	N/A	2
696204619	21,800.00	21,791.15	10.4	Fixed Rate	197.79	0.502	0	N/A	1
696226619	61,000.00	60,972.73	9.95	Fixed Rate	533.07	0.502	0	N/A	1
696235619	35,000.00	34,984.35	9.95	Fixed Rate	305.86	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696318619	31,500.00	31,500.00	10.45	Fixed Rate	286.97	0.502	0	N/A	1
696323619	39,000.00	39,000.00	10.25	Fixed Rate	349.48	0.502	0	N/A	1
696342619	137,000.00	137,000.00	10.45	Fixed Rate	1,248.08	0.502	0	N/A	2
696384619	28,980.00	28,980.00	10.45	Fixed Rate	264.01	0.502	0	N/A	1
696385619	75,000.00	75,000.00	10.45	Fixed Rate	683.26	0.502	0	N/A	2

696391619	53,980.00	53,980.00	8.99	Fixed Rate	433.95	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
696497619	35,400.00	35,400.00	8.99	Fixed Rate	284.59	0.502	0	N/A	1
696511619	41,000.00	41,000.00	10.25	Fixed Rate	367.41	0.502	0	N/A	1
696549619	68,000.00	68,000.00	9.99	Fixed Rate	596.25	0.502	0	N/A	1
1499731317	31,606.00	31,593.30	10.45	Fixed Rate	287.94	0.502	0	N/A	1
1499866317	33,000.00	32,986.74	10.45	Fixed Rate	300.64	0.502	0	N/A	1
1499923317	48,000.00	47,916.00	10.4	Fixed Rate	435.5	0.502	0	N/A	1
1586554913	49,000.00	48,977.86	9.9	Fixed Rate	426.4	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1586891913	42,000.00	41,981.01	9.9	Fixed Rate	365.49	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1586964913	35,500.00	35,471.66	10.5	Fixed Rate	324.74	0.502	0	N/A	1
1587132913	111,800.00	111,700.49	9.99	Fixed Rate	980.3	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587177913	82,600.00	82,525.84	9.95	Fixed Rate	721.83	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587278913	97,755.00	97,667.20	9.95	Fixed Rate	854.27	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587295913	39,700.00	39,680.06	9.4	Fixed Rate	330.93	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587362913	127,400.00	127,284.36	9.9	Fixed Rate	1,108.63	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587394913	78,400.00	78,400.00	9.95	Fixed Rate	685.13	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587396913	50,000.00	49,950.08	9.45	Fixed Rate	418.61	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587435913	67,000.00	66,943.56	10.25	Fixed Rate	600.39	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587451913	54,450.00	54,401.53	9.99	Fixed Rate	477.44	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587663913	84,500.00	84,458.44	9.5	Fixed Rate	710.53	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587681913	109,000.00	108,951.26	9.95	Fixed Rate	952.53	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587708913	60,000.00	59,973.17	9.95	Fixed Rate	524.33	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587711913	43,200.00	43,180.47	9.9	Fixed Rate	375.93	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587732913	76,500.00	76,466.09	9.99	Fixed Rate	670.78	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

1587754913	43,200.00	43,180.68	9.95	Fixed Rate	377.52	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1587780913	83,800.00	83,762.13	9.9	Fixed Rate	729.23	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587816913	73,790.00	73,790.00	9.9	Fixed Rate	642.12	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587819913	79,000.00	78,964.30	9.9	Fixed Rate	687.46	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587878913	109,000.00	109,000.00	9.99	Fixed Rate	955.75	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587901913	47,600.00	47,578.71	9.95	Fixed Rate	415.97	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587908913	108,000.00	107,954.71	10.25	Fixed Rate	967.79	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587963913	86,000.00	85,961.14	9.9	Fixed Rate	748.37	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1587986913	80,800.00	80,764.18	9.99	Fixed Rate	708.49	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588016913	84,000.00	83,962.44	9.95	Fixed Rate	734.06	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588061913	61,000.00	60,972.73	9.95	Fixed Rate	533.07	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588074913	45,750.00	45,727.50	9.5	Fixed Rate	384.7	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588129913	86,000.00	86,000.00	9.95	Fixed Rate	751.54	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588168913	92,980.00	92,980.00	9.95	Fixed Rate	812.54	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588170913	57,000.00	57,000.00	9.95	Fixed Rate	498.12	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588193913	55,200.00	55,200.00	8.99	Fixed Rate	443.76	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588206913	54,400.00	54,400.00	9.95	Fixed Rate	475.4	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588268913	23,000.00	23,000.00	9.95	Fixed Rate	201	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588271913	53,000.00	53,000.00	9.99	Fixed Rate	464.73	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588306913	50,000.00	50,000.00	9.95	Fixed Rate	436.94	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588318913	50,092.00	50,092.00	9.99	Fixed Rate	439.23	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588345913	105,000.00	105,000.00	8.99	Fixed Rate	844.1	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588346913	80,250.00	80,250.00	9.95	Fixed Rate	701.29	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588354913	52,428.00	52,428.00	9.95	Fixed Rate	458.16	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

1588358913	67,500.00	67,500.00	9.99	Fixed Rate	591.87	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588431913	75,900.00	75,900.00	8.99	Fixed Rate	610.17	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588465913	53,850.00	53,850.00	9.95	Fixed Rate	470.59	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588535913	80,000.00	80,000.00	8.99	Fixed Rate	643.13	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
1588564913	54,000.00	54,000.00	9.9	Fixed Rate	469.91	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588570913	68,000.00	68,000.00	10.5	Fixed Rate	622.03	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588609913	61,800.00	61,800.00	9.99	Fixed Rate	541.89	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588663913	39,500.00	39,500.00	9.95	Fixed Rate	345.19	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
1588885913	66,000.00	66,000.00	9.99	Fixed Rate	578.71	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
2185276112	88,000.00	87,928.24	10.4	Fixed Rate	798.4	0.502	0	N/A	2
2185309112	40,000.00	39,968.06	10.5	Fixed Rate	365.9	0.502	0	N/A	1
2185414112	75,000.00	74,969.87	10.45	Fixed Rate	683.26	0.502	0	N/A	2

2185451112	52,000.00	51,978.89	10.4	Fixed Rate	471.79	0.502	0	N/A	1
2185485112	74,000.00	73,970.27	10.45	Fixed Rate	674.15	0.502	0	N/A	2
2185495112	161,250.00	161,250.00	10.5	Fixed Rate	1,475.02	0.502	0	N/A	2
2185520112	92,500.00	92,463.24	10.5	Fixed Rate	846.14	0.502	0	N/A	2
2185525112	63,000.00	62,974.69	10.45	Fixed Rate	573.94	0.502	0	N/A	2
2185538112	108,176.00	108,132.55	10.45	Fixed Rate	985.49	0.502	0	N/A	2
2185597112	72,000.00	72,000.00	10.45	Fixed Rate	655.93	0.502	0	N/A	2
2185636112	41,000.00	41,000.00	10.4	Fixed Rate	371.99	0.502	0	N/A	2
2185678112	86,600.00	86,600.00	10.45	Fixed Rate	788.93	0.502	0	N/A	2
2185687112	84,000.00	84,000.00	9.9	Fixed Rate	730.97	0.502	0	N/A	2
2185703112	89,000.00	89,000.00	10.45	Fixed Rate	810.8	0.502	0	N/A	2
2185741112	69,000.00	69,000.00	10.45	Fixed Rate	628.6	0.502	0	N/A	1

2185767112	24,000.00	24,000.00	9.9	Fixed Rate	208.85	0.502	0	N/A	1
2185815112	79,500.00	79,500.00	10.45	Fixed Rate	724.25	0.502	0	N/A	2
2410040317	32,879.00	32,851.88	10.35	Fixed Rate	297.08	0.502	0	N/A	1
2410126317	27,380.00	27,369.12	10.5	Fixed Rate	250.46	0.502	0	N/A	1
2410163317	42,000.00	41,983.13	10.45	Fixed Rate	382.63	0.502	0	N/A	1
2410174317	23,000.00	22,990.25	10.2	Fixed Rate	205.25	0.502	0	N/A	1
2410183317	20,000.00	19,991.88	10.4	Fixed Rate	181.46	0.502	0	N/A	1
2410232317	110,000.00	109,955.81	10.45	Fixed Rate	1,002.11	0.502	0	N/A	2
2410277317	78,000.00	77,969.25	10.45	Fixed Rate	710.59	0.502	0	N/A	2
2410338317	53,800.00	53,778.39	10.45	Fixed Rate	490.12	0.502	0	N/A	1
2410389317	42,000.00	41,980.01	9.655	Fixed Rate	357.92	0.502	0	N/A	1
2410392317	28,900.00	28,887.07	9.95	Fixed Rate	252.56	0.502	0	N/A	1

2410522317	77,000.00	76,965.57	9.95	Fixed Rate	672.89	0.502	0	N/A	2
2410544317	38,000.00	38,000.00	10.4	Fixed Rate	344.77	0.502	0	N/A	1
2410635317	60,000.00	59,975.90	10.45	Fixed Rate	546.61	0.502	0	N/A	1
2410660317	53,250.00	53,228.84	10.5	Fixed Rate	487.1	0.502	0	N/A	1
2410670317	56,200.00	56,177.18	10.4	Fixed Rate	509.89	0.502	0	N/A	1
2410700317	52,400.00	52,400.00	10.45	Fixed Rate	477.37	0.502	0	N/A	1
2410785317	53,000.00	52,978.33	10.4	Fixed Rate	480.86	0.502	0	N/A	1
2410814317	40,485.00	40,485.00	10.4	Fixed Rate	367.31	0.502	0	N/A	1
2410837317	24,600.00	24,590.12	10.45	Fixed Rate	224.11	0.502	0	N/A	1
2410889317	20,000.00	19,991.97	10.45	Fixed Rate	182.21	0.502	0	N/A	1
2410977317	42,375.00	42,375.00	10.45	Fixed Rate	386.04	0.502	0	N/A	1
2410987317	53,600.00	53,578.47	10.45	Fixed Rate	488.3	0.502	0	N/A	1

2410991317	33,750.00	33,736.30	10.4	Fixed Rate	306.21	0.502	0	N/A	1
2411032317	49,440.00	49,440.00	10.45	Fixed Rate	450.41	0.502	0	N/A	1
2411033317	21,225.00	21,216.47	10.45	Fixed Rate	193.37	0.502	0	N/A	1
2411046317	20,000.00	19,990.16	9.5	Fixed Rate	168.18	0.502	0	N/A	1
2411048317	62,600.00	62,572.01	9.95	Fixed Rate	547.05	0.502	0	N/A	1
2411090317	24,380.00	24,380.00	10.4	Fixed Rate	221.2	0.502	0	N/A	1
2411126317	46,200.00	46,179.12	9.9	Fixed Rate	402.03	0.502	0	N/A	1
2411162317	20,250.00	20,250.00	10.45	Fixed Rate	184.48	0.502	0	N/A	1
2411165317	33,150.00	33,150.00	9.9	Fixed Rate	288.47	0.502	0	N/A	1
2411193317	24,600.00	24,600.00	9.95	Fixed Rate	214.98	0.502	0	N/A	1
2411198317	44,960.00	44,960.00	9.655	Fixed Rate	383.15	0.502	0	N/A	1
2411236317	30,020.00	30,020.00	9.9	Fixed Rate	261.24	0.502	0	N/A	1

2411252317	37,380.00	37,380.00	10.5	Fixed Rate	341.93	0.502	0	N/A	1
2411259317	43,000.00	43,000.00	10.4	Fixed Rate	390.13	0.502	0	N/A	1
2411274317	29,985.00	29,985.00	10.5	Fixed Rate	274.29	0.502	0	N/A	1
2411395317	28,600.00	28,600.00	10.4	Fixed Rate	259.48	0.502	0	N/A	1
2411408317	30,500.00	30,500.00	10.25	Fixed Rate	273.32	0.502	0	N/A	1
2411415317	37,180.00	37,180.00	10.5	Fixed Rate	340.11	0.502	0	N/A	1
2411422317	38,000.00	38,000.00	10.4	Fixed Rate	344.77	0.502	0	N/A	1
2411484317	48,400.00	48,400.00	10.45	Fixed Rate	440.93	0.502	0	N/A	1
2411500317	34,275.00	34,275.00	10.5	Fixed Rate	313.53	0.502	0	N/A	1
2411509317	36,000.00	36,000.00	10.4	Fixed Rate	326.62	0.502	0	N/A	1
2411524317	64,500.00	64,500.00	10.2	Fixed Rate	575.59	0.502	0	N/A	2
2411618317	63,000.00	63,000.00	10.45	Fixed Rate	573.94	0.502	0	N/A	1

2411645317	43,500.00	43,500.00	10.5	Fixed Rate	397.92	0.502	0	N/A	1
2411792317	42,500.00	42,500.00	9.655	Fixed Rate	362.18	0.502	0	N/A	1
2411866317	20,000.00	20,000.00	10.5	Fixed Rate	182.95	0.502	0	N/A	1
3086503772	40,000.00	39,967.38	10.4	Fixed Rate	362.91	0.502	0	N/A	1
3086527772	52,000.00	51,957.57	10.4	Fixed Rate	471.79	0.502	0	N/A	1
3086564772	184,000.00	184,000.00	7.25	Fixed Rate	1,255.21	0.502	0	N/A	1
3086601772	34,200.00	34,186.25	10.45	Fixed Rate	311.57	0.502	0	N/A	1
3086621772	69,980.00	69,980.00	10.4	Fixed Rate	634.91	0.502	0	N/A	1
3086646772	99,400.00	99,319.79	10.45	Fixed Rate	905.54	0.502	0	N/A	2
3086659772	20,980.00	20,963.24	10.5	Fixed Rate	191.92	0.502	0	N/A	1
3086707772	39,000.00	38,008.28	9.9	Fixed Rate	339.38	0.502	0	N/A	1
3086712772	88,200.00	88,164.95	10.5	Fixed Rate	806.81	0.502	0	N/A	2

3086758772	43,980.00	43,944.13	10.4	Fixed Rate	399.02	0.502	0	N/A	1
3086781772	34,400.00	34,386.33	10.5	Fixed Rate	314.68	0.502	0	N/A	1
3086846772	41,550.00	41,516.47	10.45	Fixed Rate	378.53	0.502	0	N/A	1
3086877772	30,000.00	30,000.00	10.5	Fixed Rate	274.43	0.502	0	N/A	1
3086913772	63,300.00	63,274.85	10.5	Fixed Rate	579.03	0.502	0	N/A	1
3086962772	33,960.00	33,960.00	10.4	Fixed Rate	308.11	0.502	0	N/A	1
3086969772	44,000.00	43,982.13	10.4	Fixed Rate	399.2	0.502	0	N/A	1
3086996772	28,600.00	28,588.63	10.5	Fixed Rate	261.62	0.502	0	N/A	1
3087018772	58,800.00	58,776.38	10.45	Fixed Rate	535.67	0.502	0	N/A	1
3087059772	52,500.00	52,500.00	10.5	Fixed Rate	480.24	0.502	0	N/A	1
3087076772	35,000.00	34,983.32	9.65	Fixed Rate	298.14	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3087097772	56,000.00	56,000.00	10.45	Fixed Rate	510.17	0.502	0	N/A	1

3087288772	80,050.00	80,050.00	10.5	Fixed Rate	732.25	0.502	0	N/A	1
3483036222	27,000.00	26,975.75	9.95	Fixed Rate	235.95	0.502	0	N/A	1
3483060222	37,400.00	37,370.14	10.5	Fixed Rate	342.12	0.502	0	N/A	1
3483116222	26,772.00	26,750.63	10.5	Fixed Rate	244.9	0.502	0	N/A	1
3483160222	25,600.00	25,579.56	10.5	Fixed Rate	234.18	0.502	0	N/A	1
3483171222	32,480.00	32,453.78	10.45	Fixed Rate	295.9	0.502	0	N/A	1
3483194222	30,400.00	30,387.79	10.45	Fixed Rate	276.95	0.502	0	N/A	1
3781516562	74,400.00	34,339.96	10.45	Fixed Rate	677.79	0.502	0	N/A	2
3781604562	65,600.00	65,573.65	10.45	Fixed Rate	597.62	0.502	0	N/A	1
3781685562	62,400.00	62,374.93	10.45	Fixed Rate	568.47	0.502	0	N/A	1
3781690562	44,000.00	43,982.17	10.45	Fixed Rate	400.85	0.502	0	N/A	1
3781731562	38,000.00	37,984.73	10.45	Fixed Rate	346.19	0.502	0	N/A	1

3781735562	38,250.00	38,234.64	10.45	Fixed Rate	348.46	0.502	0	N/A	1
3781744562	28,800.00	28,788.43	10.45	Fixed Rate	262.37	0.502	0	N/A	1
3781849562	23,235.00	23,188.31	10.5	Fixed Rate	212.54	0.502	0	N/A	1
3781891562	38,000.00	38,000.00	9.95	Fixed Rate	332.08	0.502	0	N/A	1
3781895562	20,000.00	19,991.43	10.15	Fixed Rate	177.74	0.502	0	N/A	1
3781917562	250,000.00	249,892.89	10.15	Fixed Rate	2,221.70	0.502	0	N/A	2
3781925562	68,700.00	68,672.40	10.45	Fixed Rate	625.86	0.502	0	N/A	2
3781937562	63,000.00	62,971.53	9.9	Fixed Rate	548.23	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3781945562	60,000.00	60,000.00	9.95	Fixed Rate	524.33	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3781963562	21,800.00	21,800.00	9.95	Fixed Rate	190.51	0.502	0	N/A	1
3781978562	142,000.00	141,943.57	10.5	Fixed Rate	1,298.93	0.502	0	N/A	2
3782066562	43,000.00	43,000.00	10.45	Fixed Rate	391.74	0.502	0	N/A	1

3782074562	48,000.00	47,979.44	10.15	Fixed Rate	426.57	0.502	0	N/A	1
3782113562	33,759.00	33,759.00	10.5	Fixed Rate	308.81	0.502	0	N/A	1
3782127562	36,980.00	36,980.00	10.45	Fixed Rate	336.89	0.502	0	N/A	1
3782193562	100,000.00	100,000.00	10.15	Fixed Rate	888.68	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
3782208562	62,000.00	62,000.00	9.95	Fixed Rate	541.81	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782228562	32,000.00	32,000.00	10.5	Fixed Rate	292.72	0.502	0	N/A	1
3782234562	34,200.00	34,200.00	9.9	Fixed Rate	297.61	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782251562	64,000.00	64,000.00	9.45	Fixed Rate	535.82	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782266562	70,200.00	70,200.00	9.9	Fixed Rate	610.88	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782276562	32,000.00	32,000.00	10.15	Fixed Rate	284.38	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
3782357562	57,800.00	57,800.00	9.95	Fixed Rate	505.11	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
4354654426	23,000.00	22,981.43	10.45	Fixed Rate	209.54	0.502	0	N/A	1

4354683426	25,000.00	24,979.81	10.45	Fixed Rate	227.76	0.502	0	N/A	1
4354685426	20,000.00	19,983.06	10.45	Fixed Rate	182.21	0.502	0	N/A	1
4354804426	31,200.00	31,187.33	10.4	Fixed Rate	283.07	0.502	0	N/A	1
4354816426	20,000.00	19,974.17	10.45	Fixed Rate	182.21	0.502	0	N/A	1
4354839426	23,400.00	23,387.22	9	Fixed Rate	188.29	0.502	0	N/A	1
4354851426	20,000.00	20,000.00	10.15	Fixed Rate	177.74	0.502	0	N/A	1
4354869426	28,000.00	27,987.48	9.95	Fixed Rate	244.69	0.502	0	N/A	1
4354872426	22,980.00	22,967.45	9	Fixed Rate	184.91	0.502	0	N/A	1
4354904426	36,000.00	35,980.34	9	Fixed Rate	289.67	0.502	0	N/A	1
4354919426	20,000.00	20,000.00	10.4	Fixed Rate	181.46	0.502	0	N/A	1
4354998426	34,800.00	34,800.00	9.9	Fixed Rate	302.83	0.502	0	N/A	1
4355010426	22,800.00	22,800.00	10	Fixed Rate	200.09	0.502	0	N/A	1

4355029426	20,000.00	20,000.00	9.95	Fixed Rate	174.78	0.502	0	N/A	1
4355072426	21,200.00	21,200.00	9.7	Fixed Rate	181.37	0.502	0	N/A	1
4355073426	22,500.00	22,500.00	9.95	Fixed Rate	196.63	0.502	0	N/A	1
4355074426	25,900.00	25,900.00	9.95	Fixed Rate	226.34	0.502	0	N/A	1
4390519476	20,000.00	19,978.06	9	Fixed Rate	160.93	0.502	0	N/A	1
4390587476	27,980.00	27,774.45	9	Fixed Rate	225.14	0.502	0	N/A	1
4390737476	26,700.00	26,685.41	9	Fixed Rate	214.84	0.502	0	N/A	1
4390902476	26,980.00	26,965.26	9	Fixed Rate	217.09	0.502	0	N/A	1
4390961476	26,800.00	26,789.23	10.45	Fixed Rate	244.15	0.502	0	N/A	1
4390983476	28,890.00	28,874.22	9	Fixed Rate	232.46	0.502	0	N/A	1
4391048476	20,000.00	20,000.00	9	Fixed Rate	160.93	0.502	0	N/A	1
4391102476	56,400.00	56,400.00	9	Fixed Rate	453.81	0.502	0	N/A	1

4391153476	35,980.00	35,980.00	9	Fixed Rate	289.51	0.502	0	N/A	1
4391167476	30,480.00	30,480.00	9	Fixed Rate	245.25	0.502	0	N/A	1
4391203476	20,000.00	20,000.00	9	Fixed Rate	160.93	0.502	0	N/A	1
4391245476	20,000.00	20,000.00	9	Fixed Rate	160.93	0.502	0	N/A	1
4391251476	20,000.00	20,000.00	9	Fixed Rate	160.93	0.502	0	N/A	1
4391276476	39,000.00	39,000.00	9	Fixed Rate	313.81	0.502	0	N/A	1
4391280476	20,600.00	20,600.00	9	Fixed Rate	165.76	0.502	0	N/A	1
4391285476	20,000.00	20,000.00	9	Fixed Rate	160.93	0.502	0	N/A	1
4391356476	30,266.00	30,266.00	9	Fixed Rate	243.53	0.502	0	N/A	1
4391404476	22,555.00	22,555.00	9	Fixed Rate	181.49	0.502	0	N/A	1
4391433476	35,250.00	35,250.00	9	Fixed Rate	283.63	0.502	0	N/A	1
4391458476	21,000.00	21,000.00	9	Fixed Rate	168.98	0.502	0	N/A	1

4397732436	20,900.00	20,877.08	9	Fixed Rate	168.17	0.502	0	N/A	1
4398104436	28,960.00	28,960.00	9	Fixed Rate	233.02	0.502	0	N/A	1
4398247436	20,000.00	20,000.00	9	Fixed Rate	160.93	0.502	0	N/A	1
4398289436	20,000.00	20,000.00	9	Fixed Rate	160.93	0.502	0	N/A	1
4398325436	35,200.00	35,180.77	9	Fixed Rate	283.23	0.502	0	N/A	1
4398339436	22,350.00	22,337.79	9	Fixed Rate	179.84	0.502	0	N/A	1
4398367436	21,400.00	21,400.00	9	Fixed Rate	172.19	0.502	0	N/A	1
4398430436	20,000.00	20,000.00	10.45	Fixed Rate	182.21	0.502	0	N/A	1
4398513436	33,000.00	33,000.00	9	Fixed Rate	265.53	0.502	0	N/A	1
4457152426	100,000.00	99,959.39	10.4	Fixed Rate	907.28	0.502	0	N/A	2
4457244426	45,000.00	44,959.60	9.95	Fixed Rate	393.25	0.502	0	N/A	1
4458906426	158,850.00	158,850.00	9.35	Fixed Rate	1,318.35	0.502	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1

4458989426	60,000.00	60,000.00	10.4	Fixed Rate	544.37	0.502	0	N/A	1
4460801426	24,743.00	24,743.00	10.4	Fixed Rate	224.49	0.502	0	N/A	1
8086048179	51,612.00	51,565.65	9.95	Fixed Rate	451.03	0.502	0	N/A	1
8086052179	32,000.00	31,971.24	9.95	Fixed Rate	279.65	0.502	0	N/A	1
8086099179	28,000.00	27,987.48	9.95	Fixed Rate	244.69	0.502	0	N/A	1
8086122179	31,600.00	31,571.63	9.95	Fixed Rate	276.15	0.502	0	N/A	1
8086171179	79,000.00	78,964.68	9.95	Fixed Rate	690.37	0.502	0	N/A	2
8086414179	22,980.00	22,969.62	9.9	Fixed Rate	199.97	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086421179	78,000.00	78,000.00	10.4	Fixed Rate	707.68	0.502	0	N/A	2
8086523179	32,000.00	32,000.00	9.4	Fixed Rate	266.75	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
8086570179	45,000.00	45,000.00	10.45	Fixed Rate	409.96	0.502	0	N/A	1
8086607179	20,000.00	20,000.00	10.15	Fixed Rate	177.74	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

8681298444	20,000.00	19,981.85	9.9	Fixed Rate	174.04	0.502	24	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	1
8681458444	35,980.00	35,963.90	9.95	Fixed Rate	314.43	0.502	0	N/A	1
8681530444	234,000.00	233,798.53	6.75	Fixed Rate	1,517.72	0.502	36	Partial prepayment at any time without paying any charge. Full prepayment, The prepayment charge will equal 2% of the unpaid balance at the time of prepayment. However, if the loan is replaced by a new mortgage loan made by another lender and proceeds fro	2
8681532444	26,000.00	25,988.86	10.15	Fixed Rate	231.06	0.502	0	N/A	1
8681755444	23,790.00	23,790.00	9.99	Fixed Rate	208.6	0.502	0	N/A	1
8681757444	28,750.00	28,750.00	10.4	Fixed Rate	260.85	0.502	0	N/A	2
8681763444	51,980.00	51,980.00	9.99	Fixed Rate	455.78	0.502	0	N/A	1
8681794444	25,001.00	25,001.00	9.9	Fixed Rate	217.56	0.502	0	N/A	1
8681795444	31,700.00	31,700.00	8.99	Fixed Rate	254.84	0.502	0	N/A	1
8681933444	57,450.00	57,450.00	10.45	Fixed Rate	523.38	0.502	0	N/A	2
9082237678	42,160.00	42,160.00	9.95	Fixed Rate	368.43	0.502	0	N/A	1
9082505678	39,300.00	39,300.00	9.95	Fixed Rate	343.44	0.502	0	N/A	1

9082524678	93,000.00	92,925.77	10.5	Fixed Rate	850.71	0.502	0	N/A	2
9082566678	26,000.00	25,976.65	9.95	Fixed Rate	227.21	0.502	0	N/A	1
9082620678	23,250.00	23,239.49	9.9	Fixed Rate	202.32	0.502	0	N/A	1
9082622678	56,360.00	56,335.59	10.1	Fixed Rate	498.77	0.502	0	N/A	1
9082744678	77,000.00	76,969.07	10.45	Fixed Rate	701.48	0.502	0	N/A	2
9082812678	97,500.00	97,456.78	9.99	Fixed Rate	854.92	0.502	0	N/A	1
9082915678	44,000.00	43,982.51	10.5	Fixed Rate	402.49	0.502	0	N/A	2
9082945678	53,800.00	53,775.69	9.9	Fixed Rate	468.17	0.502	0	N/A	1
9082948678	26,000.00	25,989.56	10.45	Fixed Rate	236.87	0.502	0	N/A	1
9082952678	59,600.00	59,576.31	10.5	Fixed Rate	545.19	0.502	0	N/A	1
9082996678	20,100.00	20,090.92	9.9	Fixed Rate	174.91	0.502	0	N/A	1
9083130678	20,000.00	19,991.88	10.4	Fixed Rate	181.46	0.502	0	N/A	1

9083162678	27,000.00	27,000.00	9.9	Fixed Rate	234.96	0.502	0	N/A	1
9083173678	67,000.00	66,972.79	10.4	Fixed Rate	607.88	0.502	0	N/A	1
9083179678	21,300.00	21,300.00	9.9	Fixed Rate	185.36	0.502	0	N/A	1
9083232678	45,600.00	45,581.88	10.5	Fixed Rate	417.13	0.502	0	N/A	1
9083254678	142,000.00	142,000.00	10.5	Fixed Rate	1,298.93	0.502	0	N/A	2
9083275678	26,000.00	26,000.00	9.95	Fixed Rate	227.21	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9083323678	32,200.00	32,200.00	9.95	Fixed Rate	281.39	0.502	0	N/A	1
9083326678	20,000.00	20,000.00	10.4	Fixed Rate	181.46	0.502	0	N/A	1
9083344678	90,000.00	90,000.00	10.5	Fixed Rate	823.27	0.502	0	N/A	2
9083390678	20,250.00	20,250.00	9.95	Fixed Rate	176.97	0.502	0	N/A	1
9083434678	20,000.00	20,000.00	9.9	Fixed Rate	174.04	0.502	0	N/A	1
9083442678	37,800.00	37,800.00	10.4	Fixed Rate	342.95	0.502	0	N/A	1

9083465678	38,980.00	38,980.00	10.5	Fixed Rate	356.57	0.502	0	N/A	1
9083581678	88,000.00	88,000.00	10.5	Fixed Rate	804.98	0.502	0	N/A	1
9092729278	93,800.00	93,800.00	9.95	Fixed Rate	819.7	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9092835278	90,400.00	90,361.68	10.2	Fixed Rate	806.72	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093162278	46,800.00	46,800.00	10.15	Fixed Rate	415.91	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093260278	99,750.00	99,705.40	9.95	Fixed Rate	871.7	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093293278	76,750.00	76,681.82	10	Fixed Rate	673.54	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093310278	95,980.00	95,893.83	9.95	Fixed Rate	838.75	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093357278	55,950.00	55,950.00	9.99	Fixed Rate	490.59	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093390278	70,200.00	70,136.98	9.95	Fixed Rate	613.47	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093393278	62,000.00	61,943.74	9.9	Fixed Rate	539.52	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093444278	46,200.00	46,138.96	9.99	Fixed Rate	405.1	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9093450278	28,800.00	28,775.22	10.15	Fixed Rate	255.94	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093452278	48,000.00	47,958.70	10.15	Fixed Rate	426.57	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093472278	79,100.00	79,029.59	9.99	Fixed Rate	693.58	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093476278	64,000.00	63,942.52	9.95	Fixed Rate	559.29	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093478278	79,425.00	79,390.61	10.1	Fixed Rate	702.89	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093485278	53,600.00	53,551.88	9.95	Fixed Rate	468.4	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093487278	81,000.00	80,927.28	9.95	Fixed Rate	707.85	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093689278	65,000.00	65,000.00	9.99	Fixed Rate	569.95	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093696278	85,000.00	85,000.00	9.95	Fixed Rate	742.8	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093700278	70,000.00	69,968.70	9.95	Fixed Rate	611.72	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093719278	87,750.00	87,710.76	9.95	Fixed Rate	766.83	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093896278	65,000.00	65,000.00	10.25	Fixed Rate	582.47	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1

9093921278	78,600.00	78,600.00	9.9	Fixed Rate	683.98	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9093962278	88,600.00	88,560.72	9.99	Fixed Rate	776.88	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9093965278	96,000.00	96,000.00	9.5	Fixed Rate	807.23	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094003278	35,000.00	35,000.00	8.99	Fixed Rate	281.37	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094037278	87,400.00	87,360.92	9.95	Fixed Rate	763.78	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094053278	100,350.00	100,350.00	9.9	Fixed Rate	873.24	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094056278	52,500.00	52,500.00	9.99	Fixed Rate	460.34	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094067278	80,900.00	80,867.14	10.4	Fixed Rate	733.99	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094069278	96,500.00	96,500.00	9.9	Fixed Rate	839.74	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094108278	61,000.00	61,000.00	9.95	Fixed Rate	533.07	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094142278	93,000.00	93,000.00	9.9	Fixed Rate	809.28	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094144278	87,000.00	87,000.00	9.95	Fixed Rate	760.28	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2

9094165278	111,000.00	111,000.00	9.9	Fixed Rate	965.92	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094195278	93,000.00	93,000.00	9.95	Fixed Rate	812.71	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094203278	45,750.00	45,750.00	9.95	Fixed Rate	399.8	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094205278	44,235.00	44,235.00	9.99	Fixed Rate	387.87	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094224278	76,000.00	76,000.00	9.9	Fixed Rate	661.35	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094243278	91,000.00	91,000.00	9.9	Fixed Rate	791.88	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	2
9094247278	53,850.00	53,850.00	9.99	Fixed Rate	472.18	0.502	36	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9094295278	64,500.00	64,500.00	9.9	Fixed Rate	561.28	0.502	24	The prepayment charge will equal the amount of interest that would accrue during a six (6) month period on the amount prepaid in a 12-month period that exceeds 20% of the unpaid balance, calculated at the rate of interest in effect under the terms of the	1
9780030777	77,980.00	77,980.00	10.5	Fixed Rate	713.32	0.502	0	N/A	1